As filed with the Securities and Exchange Commission on September 1, 2005

1933 Act File No. 333-102943

1940 Act File No. 811-21294

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-effective Amendment No.	☐
Post-effective Amendment No. 12	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 13	☒

Munder Series Trust

(Exact Name of Registrant as Specified in Charter)

480 Pierce Street, Birmingham, Michigan	48009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 438-5789

Stephen J. Shenkenberg

c/o Munder Series Trust

480 Pierce Street

Birmingham, Michigan 48009

(Name and Address of Agent for Service)

Copies to:

Jane A. Kanter, Esquire

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective (check the appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for previously filed post-effective amendment.

Munder Balanced Fund

CLASS A, B, C, K, R & Y SHARES

PROSPECTUS

October 31, 2005

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-Mid Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Balanced Fund

CLASS A, B, C, K, R & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide an attractive investment return through a combination of long-term growth of capital and current income.

Principal Investment Strategies

The Fund pursues its goal by allocating its assets among three asset groups: equity securities, fixed income securities and cash equivalents. The Fund normally will invest at least 30% of its assets in fixed income securities and no more than 70% of its assets in equity securities. Allocations within the specified ranges will vary over time. The Fund will notify shareholders at least 30 days before changing this policy.

The advisor will allocate the Fund’s assets to the three asset groups based on its view of the following factors, among others:

-	general market and economic conditions and trends;
-	interest rates and inflation rates;
-	fiscal and monetary developments; and
-	long-term corporate earnings growth.

Equity securities are chosen on the basis of above-average and sustainable earnings growth, financial stability and attractive valuation.

The Fund’s equity securities may include:

-	common stocks (including shares of equity real estate investment trusts);
-	preferred stocks;
-	securities convertible into common stocks; and
-	rights and warrants.

Fixed income strategy focuses on analysis of current versus historical interest rate relationships and the relative value of the bond market sectors.

The Fund’s fixed income securities may include:

-	U.S. Government Securities, including securities issued by agencies or instrumentalities of the U.S. government;
-	corporate obligations; and
-	mortgage and other asset-backed securities.

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The Fund’s investments may also include, to a lesser extent:

-	U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e. yankee bonds);
-	zero coupon bonds;
-	variable and floating rate securities; and
-	stripped securities.

The Fund will generally purchase fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest up to 5% of its assets in lower-rated debt securities. The dollar-weighted average maturity of the Fund’s fixed income securities will generally range between three and ten years.

The Fund’s cash equivalents are short-term, high-quality money market instruments and repurchase agreements and may include:

-	commercial paper;
-	bankers’ acceptances and certificates of deposit;
-	corporate obligations; and
-	U.S. Government Securities.

The Fund may engage in short-term trading of portfolio securities.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

-	Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

-	Credit (or Default) Risk

An issuer of a bond may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond’s liquidity and make it more difficult for the Fund to sell.

While U.S. Government Securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. Government Securities issued by an agency or instrumentality of the U.S. government may not be. Certain agencies and instrumentalities are

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supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported only by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

-	Investment Grade Securities Risk

Many bonds are rated by national bond ratings agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s are considered investment grade securities, but are riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

-	Interest Rate Risk

An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes.

-	Prepayment Risk

The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

-	Short-Term Trading Risk

Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund’s performance.

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PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and other selected indices.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class Y shares. Class A, Class B, Class C, Class K and Class R shares, net of applicable sales charges, will have annual returns similar to those of the Class Y shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different sales charges, distribution fees and/or service fees, and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Balanced Fund CLASS Y

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	[ ]%

Best Quarter:	18.54%	(quarter ended 3/31/00)
Worst Quarter:	(9.55)%	(quarter ended 9/30/98)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	10.86	5.55	11.06	9.31
Return After Taxes on Distributions	10.68	4.03	8.39	6.95
Return After Taxes on Distributions and Sale of Fund Shares	7.27	3.86	8.23	6.84
Russell 3000 Index(2) (reflects no deductions for fees, expenses or taxes)	11.95	(1.16)	12.01	10.74
Russell 3000/Lehman Blended Index(2) (reflects no deductions for fees, expenses or taxes)	8.39	2.50	10.40	9.25

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	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS A
Return Before Taxes	4.57	4.23	10.21	8.74
Russell 3000 Index(2) (reflects no deductions for fees, expenses or taxes)	11.95	(1.16)	12.01	11.07
Russell 3000/Lehman Blended Index(2) (reflects no deductions for fees, expenses or taxes)	8.39	2.50	10.40	9.43
CLASS B
Return Before Taxes	4.83	4.22	10.15	9.78
Russell 3000 Index(2) (reflects no deductions for fees, expenses or taxes)	11.95	(1.16)	12.01	11.90
Russell 3000/Lehman Blended Index(2) (reflects no deductions for fees, expenses or taxes)	8.39	2.50	10.40	10.21
CLASS C
Return Before Taxes	8.89	4.56	—	8.67
Russell 3000 Index(2) (reflects no deductions for fees, expenses or taxes)	11.95	(1.16)	—	9.29
Russell 3000/Lehman Blended Index(2) (reflects no deductions for fees, expenses or taxes)	8.39	2.50	—	8.45
CLASS K
Return Before Taxes	10.69	5.28	10.78	9.08
Russell 3000 Index(2) (reflects no deductions for fees, expenses or taxes)	11.95	(1.16)	12.01	11.07
Russell 3000/Lehman Blended Index(2) (reflects no deductions for fees, expenses or taxes)	8.39	2.50	10.40	9.43

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 4/13/93, 4/30/93, 6/21/94, 1/24/96 and 4/16/93, respectively. The index returns from inception for Class Y, Class A, Class B, Class C and Class K shares are from 4/1/93, 5/1/93, 7/1/94, 2/1/96 and 5/1/93, respectively. No performance information is provided for Class R shares as that class commenced operations on 7/30/04.
(2)	The Russell 3000 Index is an unmanaged index that represents approximately 98% of the U.S. equity market. The Russell 3000/Lehman Blended Index is a blended index of 60% Russell 3000 Index and 40% Lehman Brothers Intermediate Government/Credit Index. The Lehman Brothers Intermediate Government/Credit Index is a weighted composite of maturities between one and ten years in (i) the Lehman Brothers Government Bond Index, which is made up of publicly issued, fixed-rate debt of the U.S. Treasury, U.S. government agencies, or quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government, and (ii) the Lehman Brothers Credit Index, which is made up of publicly issued, fixed-rate, non-convertible, investment-grade, U.S. corporate and specified foreign debentures and secured notes, including U.S. and non-U.S. industrial, utility and finance bonds, and sovereign, supranational, and non-U.S. agency and government debt securities.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares. The after-tax returns for the Class A, Class B, Class C, Class K and Class R shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

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FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares		Class B Shares		Class C Shares		Class K Shares		Class R Shares		Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	5.5%	(a)	None		None		None		None		None
Maximum Contingent Deferred Sales Charge (CDSC) as a % of the lesser of original purchase price or redemption proceeds)	None	(b)	5%	(c)	1%	(d)	None		None		None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None		None		None		None		None		None
Redemption Fees	2%	(e)	2%	(e)	2%	(e)	2%	(e)	2%	(e)	2%	(e)
Exchange Fees	None		None		None		None		None		None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares		Class B Shares		Class C Shares		Class K Shares		Class R Shares		Class Y Shares
Management Fees	0.65%		0.65%		0.65%		0.65%		0.65%		0.65%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.00%		0.50%	(1)	0.00%
Non 12b-1 Service Plan Fees	0.00%		0.00%		0.00%		0.25%		0.00%		0.00%
Other Expenses	[ ]%		[ ]%		[ ]%		[ ]%		[ ]%		[ ]%

Total Annual Fund Operating Expenses	[ ]%		[ ]%		[ ]%		[ ]%		[ ]%		[ ]%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC payable upon redemption of Class B shares declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)	A short-term trading fee of 2% may be assessed on redemptions within 60 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum or because the Fund is unable to verify an account holder’s identify within a reasonable time after the account is opened.
(1)	The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class R shares that allows the Fund to use up to 1.00% of the average daily net assets attributable to its Class R shares of the Fund to pay distribution and other fees in connection with the sale of its Class R shares. However, under the Fund’s Distribution Agreement, such fees are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R Shares.

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Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares			Class B Shares*			Class B Shares**			Class C Shares*			Class C Shares**			Class K Shares			Class R Shares			Class Y Shares
1 Year	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
3 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
5 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
10 Years	$	[	]	$	[	]***	$	[	]***	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first business day of the month following the eighth anniversary of the issuance.

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GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or may be unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs. Foreign securities also include yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

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RATING AGENCIES

Moody’s Investor Service, Inc. (Moody’s)

Fitch Ratings, Inc. (Fitch)

Standard & Poor’s Rating Services (S&P)

MORE ABOUT THE FUND

The following sections provide additional information about some of the Fund’s principal investment strategies and risks and describe certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

FURTHER INFORMATION

REGARDING THE FUND’S

PRINCIPAL INVESTMENT

STRATEGIES AND RISKS

ASSET-BACKED SECURITIES

Asset-backed securities are debt securities backed by mortgages, installment sales contracts and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Some of these securities are issued in multiple classes with each class having its own interest rate and/or final payment date.

-	Investment Strategy

The Fund may invest a portion of its assets in asset-backed securities.

-	Special Risks

In addition to credit and market risk, asset-backed securities may involve prepayment risk if the underlying assets (loans) may be prepaid at any time. The value of asset-backed securities may also change because of actual or perceived changes in the credit worthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty.

Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline.

9

However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non- mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

INVESTMENT GRADE CREDIT RATINGS

A security is considered investment grade if, at the time of purchase, it is rated:

•	BBB- or higher by S&P;
•	Baa3 or higher by Moody’s; or
•	BBB- or higher by Fitch.

Whether or not a security is investment grade will be determined based on the lowest rating given by S&P, Moody’s or Fitch.

-	Investment Strategy

Fixed income and convertible securities purchased by the Fund will generally be rated at least investment grade, except that the Fund may also invest in unrated securities if the advisor believes they are comparable in quality.

-	Special Risks

Although securities rated BBB- by S&P or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security’s rating may be reduced. The advisor will consider such an event in determining whether the Fund should continue to hold the security.

U.S. GOVERNMENT SECURITIES

U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. U.S. Government Securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association.

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OTHER INVESTMENT

STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, interest rate swaps and forward currency exchange contracts.

-	Investment Strategy

The Fund may, but is not required to, use derivative instruments. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), managing certain risks (such as yield curve exposure or interest rate risk) or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return).

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and

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(7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs. Foreign securities also include yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

-	Investment Strategy

The Fund may invest up to 25% of its total assets in foreign securities.

-	Special Risks

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign currency-denominated securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to

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return the securities or the invested collateral has declined in value, the Fund could lose money.

STRIPPED SECURITIES

These securities are issued by the U.S. government (or an agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

-	Special Risks

Stripped securities may be sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage- backed securities and adversely affect the Fund’s total returns.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instrument and repurchase agreements with maturities of 13 months or less.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

-	Special Risks

The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS

Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

-	Special Risks

Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

-	Special Risks

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also

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involve the risk that the seller may fail to deliver the security or cash on the settlement date.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

-	Special Risks

The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund’s investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

PUBLICATION OF

PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K, Class R or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K, Class R and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may

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charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K, Class R and Class Y shares through this prospectus. Class K, Class R and Class Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other servicing fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. Please see the Statement of Additional Information for information regarding the conversion feature for shares purchased prior to June 16, 2003.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

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-	Subject to a CDSC on shares you sell within one year of purchase.

-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Class B, Class C and Class R shares and higher annual expenses than Class Y shares. Annual expenses of Class K shares generally are equal to Class A shares.

Class R Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Higher annual expenses than Class A, Class K and Class Y shares.

-	Lower annual expenses then Class B and Class C shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

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APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge as a Percentage of*
	Offering Price %		Net Amount Invested %
Less than $25,000	5.50		5.82
$25,000 but less than $50,000	5.25		5.54
$50,000 but less than $100,000	4.50		4.71
$100,000 but less than $250,000	3.50		3.63
$250,000 but less than $500,000	2.50		2.56
$500,000 but less than $1,000,000	1.50		1.52
$1,000,000 or more	None	**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    investors that have an investment account with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full- time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y

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Shares of another Munder Fund within 60 days of redemption;

7.    banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of your purchase the market value of any Class A shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money

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market Munder Funds that are made by you, your spouse and your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment;
-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B or Class C shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Balanced Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the

19

investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling is a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C, Class K and Class R shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B, Class C and Class R shares and for services provided to shareholders of Class A, Class B, Class C, Class K and Class R shares.

Payments made under the Plan by Class A, Class B, Class C and Class R shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, Class B, Class C, Class K and Class R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Class B, Class C and Class R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

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Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, Class B, Class C, Class K and Class R shares of the Fund.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and

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(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign currency exchange rates are generally determined as of the close of trading on the London Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at those rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares.

Occasionally, events that affect the value of the Fund’s portfolio securities may occur between the time the principal market for the Fund’s foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as

22

determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund’s NAV appropriately reflects securities’ values at the time of pricing.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, quarterly.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be

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taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in

24

equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 0.65% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

PORTFOLIO MANAGEMENT TEAM

A team of professionals employed by MCM makes investment decisions for the Fund.

The team consists of Anne K. Kennedy, John S. Adams, Thomas P. Kenny, Michael P. Gura, Tony Y. Dong, Robert E. Crosby and Michael R. Vandenbossche. Ms. Kennedy determines the overall allocation of the Fund’s assets among asset groups. Mr. Vandenbossche is responsible for investment decisions for the fixed income portion of the Fund. The equity portion of the Fund is divided into five segments. Mr. Adams is responsible for investment decisions for the large-cap value segment of the Fund. Mr. Kenny and Mr. Gura co-manage the multi-cap growth and large-cap growth segments of the Fund. Mr. Kenny and Mr. Gura share responsibility for investment decisions for the multi-cap growth segment of the Fund. With regard to the large-cap growth segment of the Fund, Mr. Kenny is responsible for the energy, information technology and telecommunications sectors, Mr. Gura is responsible for the consumer discretionary, consumer staples, financials and health care sectors, and they share responsibility for the industrials and materials sectors. Mr. Crosby and Mr. Dong are responsible for investment management decisions for the blended small-cap value/mid-cap core growth segment of the Fund, with Mr. Crosby having primary responsibility for decisions regarding small-cap value investments and Mr. Dong having primary responsibility for decisions regarding mid-cap core growth investments. Mr. Crosby is responsible for investment decisions for the real estate investment trust segment of the Fund.

Anne K. Kennedy, Managing Director, Institutional Investment Services, has been a member of the Fund’s portfolio management team since 2000. Ms. Kennedy is also responsible for leading the sales, marketing and client servicing efforts of MCM’s institutional distribution group, and is a member of the management and product policy committees. Her activities include marketing communications, new product development, client relationship management, strategic planning, and public relations and advertising for MCM’s institutional initiative. Ms. Kennedy joined MCM in 1991 as a fixed income portfolio manager, and was appointed to her current position in 2003.

John S. Adams, CFA, Managing Director, Chief Investment Officer, Equities, has been a member of the Fund’s portfolio management team since 2005. He has also been a co-manager of the Munder Large-Cap Value Fund since 2000. Mr. Adams is

25

Chief Investment Officer, Equities, and a senior portfolio manager responsible for managing the large-capitalization value and core value investment disciplines at MCM. As CIO, Equities, Mr. Adams oversees all of MCM’s active equity products and portfolio management teams, providing leadership and advocacy for the area. He is responsible for ensuring adherence to buy and sell disciplines, and monitoring portfolio construction parameters, risk controls and equity trading. He defined and implemented MCM’s core value investment discipline, in which he manages institutional and high net worth client portfolios. Mr. Adams has been with MCM since 1987 in the roles of portfolio manager and senior portfolio manager.

Thomas P. Kenny, CFA, Director, Investment Management Services, has been a member of the Fund’s portfolio management team since 2005. Mr. Kenny also co-manages MCM’s large-cap growth and multi-cap growth investment disciplines, and works with MCM’s technology research staff to select stocks appropriate for MCM’s large-capitalization core growth investment discipline. Mr. Kenny joined MCM in 1995. He leads MCM’s Public Fund and Taft-Hartley Investment Services Groups and manages equity and balanced portfolios for institutional clients.

Michael P. Gura, CFA, Portfolio Manager/Senior Analyst, has been a member of the Fund’s portfolio management team since 2005. Mr. Gura is also a member of the portfolio management team for the Munder Large-Cap Core Growth Fund, as well as MCM’s large-capitalization core growth, large-cap growth and multi-cap growth investment disciplines. He has been a member of the portfolio management team for the Large-Cap Core Growth Fund from 2002 through 2004 and beginning again in 2005. Mr. Gura, who joined Munder Capital in 1995 as a senior equity research analyst, served four years as co-manager of MCM’s small company growth and micro-cap equity investment disciplines, three years as Assistant Director of Research, and one year as Director of Research prior to his current assignments.

Tony Y. Dong, CFA, Director, Mid-Cap Equity and Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2005. He is also a member of the portfolio management teams for the Munder Mid-Cap Core Growth Fund and the Munder Small-Mid Cap Fund, as well as for separately managed accounts in MCM’s mid-cap core growth and mid-cap/small-cap blend disciplines. Mr. Dong has been a member of the portfolio management team for the Munder Small-Mid Cap Fund since that fund’s inception in 2005. Mr. Dong joined the Mid-Cap Core Growth team as a senior portfolio manager in January 2001, and assumed the lead manager role in March 2002. He became part of the mid-cap/small-cap blend team in November 2003. Mr. Dong joined MCM in 1988 as a portfolio manager for MCM’s Growth at a Reasonable Price (GARP) investment discipline. He was promoted to Senior Portfolio Manager in 1994.

Robert E. Crosby, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2005. He is also a member of the portfolio management teams for the Munder Micro-Cap Equity Fund, the Munder Real Estate Equity Investment Fund, the Munder Small-Cap Value Fund and the Munder Small-Mid Cap Fund, as well as separately

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managed accounts in MCM’s REIT, small-cap value, micro-cap and mid-cap/small-cap blend investment disciplines. Mr. Crosby joined the portfolio management teams for the Munder Small-Cap Value Fund in June 2003 and the Munder Micro- Cap Equity and Munder Small-Mid Cap Funds in 2005. Prior to joining the Small-Cap Value and Micro-Cap portfolio management teams, Mr. Crosby consulted with team members on certain types of investments, particularly REITs and energy stocks. Mr. Crosby has managed or co-managed the Munder Real Estate Equity Investment Fund (a REIT fund) since 1998. He also served as co-manager of the Munder Power Plus Fund from late 2001 through early 2003. Prior to 1998, Mr. Crosby was an equity analyst specializing in energy, finance and capital goods. Mr. Crosby joined MCM in 1993.

Michael R. Vandenbossche, CFA, Senior Portfolio Manager has been a member of the Fund’s portfolio management team since 2005. He also co-manages the Munder Intermediate Bond Fund. Since joining MCM in 1998, Mr. Vandenbossche has managed fixed income portfolios and specialized in trading corporate securities.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [            ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

BALANCED FUND(a) (CLASS A)	Year Ended 6/30/05 Class A	Year Ended 6/30/04(c) Class A	Year Ended 6/30/03(c) Class A	Year Ended 6/30/02(c) Class A	Year Ended 6/30/01(c) Class A
Net asset value, beginning of period		$9.38	$9.22	$10.25	$12.13

Income/(loss) from investment operations:
Net investment income		0.08	0.09	0.16	0.19
Net realized and unrealized gain/(loss) on investments		1.25	0.17	(1.04)	(0.26)

Total from investment operations		1.33	0.26	(0.88)	(0.07)

Less distributions:
Dividends from net investment income		(0.07)	(0.10)	(0.15)	(0.18)
Distributions in excess of net investment income		—	—	—	—
Distributions from net realized gains		—	—	—	(1.35)
Distributions in excess of net realized gains		—	—	—	(0.28)

Total distributions		(0.07)	(0.10)	(0.15)	(1.81)

Net asset value, end of period		$10.64	$9.38	$9.22	$10.25

Total return (b)		14.16%	2.86%	(8.60)%	(1.23)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$36,742	$26,766	$26,336	$20,621
Ratio of operating expenses to average net assets		1.54%	1.57%	1.37%	1.31%
Ratio of net investment income to average net assets		0.76%	1.07%	1.59%	1.80%
Portfolio turnover rate		65%	61%	79%	165%
Ratio of operating expenses to average net assets without expense waivers		1.55%	1.58%	1.37%	1.31%

(a)	The Munder Balanced Fund Class A Shares commenced operations on April 30, 1993.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.

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BALANCED FUND(a) (CLASS B)	Year Ended 6/30/05 Class B	Year Ended 6/30/04(c) Class B		Year Ended 6/30/03(c) Class B	Year Ended 6/30/02(c) Class B	Year Ended 6/30/01(c) Class B
Net asset value, beginning of period		$9.30		$9.15	$10.16	$12.08

Income/(loss) from investment operations:
Net investment income		0.00	(d)	0.03	0.08	0.11
Net realized and unrealized gain/(loss) on investments		1.23		0.15	(1.01)	(0.30)

Total from investment operations		1.23		0.18	(0.93)	(0.19)

Less distributions:
Dividends from net investment income		(0.00	)(d)	(0.03)	(0.08)	(0.10)
Distributions in excess of net investment income		—		—	—	—
Distributions from net realized gains		—		—	—	(1.35)
Distributions in excess of net realized gains		—		—	—	(0.28)

Total distributions		—		(0.03)	(0.08)	(1.73)

Net asset value, end of period		$10.53		$9.30	$9.15	$10.16

Total return (b)		13.26%		2.00%	(9.16)%	(2.30)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$42,565		$39,406	$48,006	$47,329
Ratio of operating expenses to average net assets		2.29%		2.32%	2.12%	2.06%
Ratio of net investment income to average net assets		0.01%		0.32%	0.84%	1.05%
Portfolio turnover rate		65%		61%	79%	165%
Ratio of operating expenses to average net assets without expense waivers		2.30%		2.33%	2.12%	2.06%

(a)	The Munder Balanced Fund Class B Shares commenced operations on June 21, 1994.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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BALANCED FUND(a) (CLASS C)	Year Ended 6/30/05 Class C	Year Ended 6/30/04(c) Class C		Year Ended 6/30/03(c) Class C	Year Ended 6/30/02(c) Class C	Year Ended 6/30/01(c) Class C
Net asset value, beginning of period		$9.34		$9.19	$10.20	$12.12

Income/(loss) from investment operations:
Net investment income		0.00	(d)	0.03	0.08	0.11
Net realized and unrealized gain/(loss) on investments		1.24		0.15	(1.01)	(0.30)

Total from investment operations		1.24		0.18	(0.93)	(0.19)

Less distributions:
Dividends from net investment income		(0.00	)(d)	(0.03)	(0.08)	(0.10)
Distributions in excess of net investment income		—		—	—	—
Distributions from net realized gains		—		—	—	(1.35)
Distributions in excess of net realized gains		—		—	—	(0.28)

Total distributions		—		(0.03)	(0.08)	(1.73)

Net asset value, end of period		$10.58		$9.34	$9.19	$10.20

Total return (b)		13.31%		1.99%	(9.12)%	(2.38)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$17,580		$15,445	$20,041	$24,364
Ratio of operating expenses to average net assets		2.29%		2.32%	2.12%	2.06%
Ratio of net investment income to average net assets		0.01%		0.32%	0.84%	1.05%
Portfolio turnover rate		65%		61%	79%	165%
Ratio of operating expenses to average net assets without expense waivers		2.30%		2.33%	2.12%	2.06%

(a)	The Munder Balanced Fund Class C Shares commenced operations on January 24, 1996.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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BALANCED FUND(a) (CLASS K)	Year Ended 6/30/05 Class K	Year Ended 6/30/04(c) Class K	Year Ended 6/30/03(c) Class K	Year Ended 6/30/02(c) Class K	Year Ended 6/30/01(c) Class K
Net asset value, beginning of period		$9.33	$9.17	$10.19	$12.14

Income/(loss) from investment operations:
Net investment income		0.08	0.09	0.16	0.20
Net realized and unrealized gain/(loss) on investments		1.24	0.17	(1.03)	(0.34)

Total from investment operations		1.32	0.26	(0.87)	(0.14)

Less distributions:
Dividends from net investment income		(0.07)	(0.10)	(0.15)	(0.18)
Distributions from net realized gains		—	—	—	(1.35)
Distributions in excess of net realized gains		—	—	—	(0.28)

Total distributions		(0.07)	(0.10)	(0.15)	(1.81)

Net asset value, end of period		$10.58	$9.33	$9.17	$10.19

Total return (b)		14.13%	2.76%	(8.45)%	(1.81)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$11,769	$11,571	$11,876	$17,713
Ratio of operating expenses to average net assets		1.54%	1.57%	1.37%	1.31%
Ratio of net investment income to average net assets		0.76%	1.07%	1.59%	1.80%
Portfolio turnover rate		65%	61%	79%	165%
Ratio of operating expenses to average net assets without expense waivers		1.55%	1.58%	1.37%	1.31%

(a)	The Munder Balanced Fund Class K Shares commenced operations on April 16, 1993.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.

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BALANCED FUND (CLASS R)	Period Ended 6/30/05 Class R
Net asset value, beginning of period

Income/(loss) from investment operations:
Net investment income
Net realized and unrealized gain/(loss) on investments

Total from investment operations

Less distributions:
Dividends from net investment income
Distributions from net realized gains
Distributions in excess of net realized gains

Total distributions

Net asset value, end of period

Total return (b)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)
Ratio of operating expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate
Ratio of operating expenses to average net assets without expense waivers

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BALANCED FUND(a) (CLASS Y)	Year Ended 6/30/05 Class Y	Year Ended 6/30/04(c) Class Y	Year Ended 6/30/03(c) Class Y	Year Ended 6/30/02(c) Class Y	Year Ended 6/30/01(c) Class Y
Net asset value, beginning of period		$9.33	$9.18	$10.20	$12.14

Income/(loss) from investment operations:
Net investment income		0.10	0.11	0.18	0.22
Net realized and unrealized gain/(loss) on investments		1.24	0.16	(1.02)	(0.32)

Total from investment operations		1.34	0.27	(0.84)	(0.10)

Less distributions:
Dividends from net investment income		(0.09)	(0.12)	(0.18)	(0.21)
Distributions from net realized gains		—	—	—	(1.35)
Distributions in excess of net realized gains		—	—	—	(0.28)

Total distributions		(0.09)	(0.12)	(0.18)	(1.84)

Net asset value, end of period		$10.58	$9.33	$9.18	$10.20

Total return (b)		14.41%	3.02%	(8.31)%	(1.46)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$20,230	$13,238	$9,634	$10,821
Ratio of operating expenses to average net assets		1.29%	1.32%	1.12%	1.06%
Ratio of net investment income to average net assets		1.01%	1.32%	1.84%	2.05%
Portfolio turnover rate		65%	61%	79%	165%
Ratio of operating expenses to average net assets without expense waivers		1.30%	1.33%	1.12%	1.06%

(a)	The Munder Balanced Fund Class Y Shares commenced operations on April 13, 1993.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

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(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

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SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

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identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

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hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce Street

Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:
The Munder Funds P.O. Box 9701

Providence, Rl 02940-9701

By overnight delivery:	The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROBLNC1005

Munder Bond Fund

CLASS A, B, C, K & Y SHARES

PROSPECTUS

October 31, 2005

Save paper and receive this

document electronically.

Sign up for electronic delivery at

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small Mid-Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Bond Fund

CLASS A, B, C, K & Y SHARES

This prospectus describes the goals and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s primary goal is to provide a high level of current income. Its secondary goal is capital appreciation.

Principal Investment Strategies

The Fund pursues its goals by investing, under normal circumstances, at least 80% of its assets in a broad range of bonds. This investment strategy may not be changed without 60 days’ prior notice to shareholders.

Bonds in which the Fund typically invests may include:

-	U.S. Government Securities (including securities issued by agencies and instrumentalities of the U.S. government) and repurchase agreements collateralized by such securities;
-	obligations of domestic banks and corporations; and
-	mortgage and other asset-backed securities.

Bonds in which the Fund may invest also include, to a lesser extent:

-	obligations of state, local and foreign governments;
-	obligations of foreign banks and corporations;
-	zero coupon bonds, debentures and convertible debentures; and
-	stripped securities.

The Fund’s strategy focuses on areas where the advisor believes value can be added. These include credit analysis and analysis of such factors as interest rate relationships, the relative attractiveness of bond market sectors and the characteristics of individual issuers. The advisor invests in all bond market sectors and actively trades across issuers and sectors.

The Fund’s dollar-weighted average maturity will generally range between six and twenty-two years.

The Fund primarily purchases bonds that are rated investment grade or better, or if unrated, are of comparable quality. Investments in lower-rated securities are limited to 5% of the Fund’s assets.

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The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

The Fund may engage in short-term trading of portfolio securities. The Fund may also enter into futures contracts.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Credit (or Default) Risk

An issuer of a bond may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond’s liquidity and make it more difficult for the Fund to sell.

While U.S. Government Securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. Government Securities issued by an agency or instrumentality of the U.S. government may not be. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported only by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

-	Interest Rate Risk

An increase in prevailing interest rates will cause bonds held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes.

-	Prepayment Risk

The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized

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mortgage obligations, may be more volatile and less liquid than other types.

-	Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

-	Investment Grade Securities Risk

Many bonds are rated by national bond ratings agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s are considered investment grade securities, but are riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

-	Short-Term Trading Risk

Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund’s performance.

-	Derivatives Risk

The Fund may suffer a loss from its use of futures contracts, which are forms of derivatives. The primary risk with futures is that small price movements can result in substantial gains or losses. Investments in derivatives also entail exposure to the credit risk of the derivative’s counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

-	When-Issued Securities and Delayed Delivery Risk

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

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PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class Y shares. Performance of Class A, Class B, Class C and Class K shares, net of applicable sales charges, will have annual returns similar to those of the Class Y shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different sales charges, distribution fees, and/or service fees and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Bond Fund CLASS Y

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	[ ] %

Best Quarter:	5.88%	(quarter ended 6/30/95)
Worst Quarter:	3.05%	(quarter ended 6/30/04)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	3.94	6.66	6.75	6.04
Return After Taxes on Distributions	2.32	4.47	4.35	3.60
Return After Taxes on Distributions and Sale of Fund Shares	2.54	4.34	4.28	3.63
Lehman Aggregate Bond Index(2) (reflects no deductions for fees, expenses or taxes)	4.34	7.71	7.72	7.19
Lehman Blended Index(2) (reflects no deductions for fees, expenses or taxes)	4.79	8.18	8.07	7.56

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	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS A
Return Before Taxes	(0.32)	5.52	6.04	5.60
Lehman Aggregate Bond Index(2) (reflects no deductions for fees, expenses or taxes)	4.34	7.71	7.72	7.05
Lehman Blended Index(2) (reflects no deductions for fees, expenses or taxes)	4.79	8.18	8.07	7.39
CLASS B
Return Before Taxes	(1.96)	5.26	—	4.95
Lehman Aggregate Bond Index(2) (reflects no deductions for fees, expenses or taxes)	4.34	7.71	—	6.85
Lehman Blended Index(2) (reflects no deductions for fees, expenses or taxes)	4.79	8.18	—	7.09
CLASS C
Return Before Taxes	2.00	5.58	—	4.91
Lehman Aggregate Bond Index(2) (reflects no deductions for fees, expenses or taxes)	4.34	7.71	—	7.00
Lehman Blended Index(2) (reflects no deductions for fees, expenses or taxes)	4.79	8.18	—	7.25
CLASS K
Return Before Taxes	3.68	6.38	6.47	5.94
Lehman Aggregate Bond Index(2) (reflects no deductions for fees, expenses or taxes)	4.34	7.71	7.72	7.05
Lehman Blended Index(2) (reflects no deductions for fees, expenses or taxes)	4.79	8.18	8.07	7.39

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 12/1/91, 12/9/92, 3/13/96, 3/25/96 and 11/23/92, respectively. The index returns from inception for Class Y, Class A, Class B, Class C and Class K shares are from 12/1/91, 12/1/92, 3/1/96, 4/1/96 and 12/1/92, respectively.
(2)	The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. The Lehman Blended Index is a blended index made up of 50% Lehman Brothers Aggregate Bond Index and 50% Lehman Brothers Credit Index. The Lehman Brothers Credit Index is an unmanaged index made up of publicly issued, fixed-rate, non-convertible, investment-grade, U.S. corporate and specified foreign debentures and secured notes, including U.S. and non-U.S. industrial, utility and finance bonds, and sovereign, supranation and non-U.S. agency and government debt securities.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares. The after-tax returns for the Class A, Class B, Class C and Class K shares will vary from those shown for the Class Y shares because, as noted above, each class has different sales charges, distribution fees and/or service fees, and expenses.

5

FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	4%(a)	None	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fees	None	None	None	None	None
Exchange Fees	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%
Non 12b-1 Service Plan Fees	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses (1)	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Total Annual Fund Operating Expenses (1)	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC payable upon redemption of Class B shares declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.
(1)	Expense information in the table has been restated to reflect changes in administration and transfer agency fees.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares			Class B Shares*			Class B Shares**			Class C Shares*			Class C Shares**			Class K Shares			Class Y Shares
1 Year	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
3 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
5 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
10 Years	$	[	]	$	[	]***	$	[	]***	$	[	]	$	[	]	$	[	]	$	[	]

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first business day of the month following the eighth anniversary of the issuance.

6

GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Repurchase Agreements are agreements to purchase securities from banks of broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody’s Investor Service, Inc. (Moody’s)

Fitch Ratings, Inc. (Fitch)

Standard & Poor’s Rating Services (S&P)

MORE ABOUT THE FUND

The following sections provide additional information about the Fund’s principal investment strategies and risks and describe certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

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FURTHER INFORMATION

REGARDING THE FUND’S

PRINCIPAL INVESTMENT

STRATEGIES AND RISKS

ASSET-BACKED SECURITIES

Asset-backed securities are debt securities backed by mortgages, installment sales contracts and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (CMOS) and real estate mortgage investment conduits (REMICs). These securities may be issued in multiple classes with each class having its own interest rate and/or final payment date.

-	Investment Strategy

The Fund may invest a portion of its assets in asset-backed securities.

-	Special Risks

In addition to credit and market risk, asset-backed securities may involve prepayment risk if the underlying assets (loans) may be prepaid at any time. The value of asset-backed securities may also change because of actual or perceived changes in the credit worthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty.

Like other fixed income securities, when interest rates rise, the value of an asset- backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage- backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, interest rate swaps and forward currency exchange contracts.

-	Investment Strategy

The Fund may, but is not required to, use derivative instruments. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), managing certain risks (such as yield curve exposure or interest rate risk), or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return).

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

8

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

Foreign securities in which the Fund typically invests are yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and corporations. Foreign securities in which the Fund may invest also include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States.

-	Investment Strategy

The Fund may invest up to 25% of its total assets in foreign securities.

-	Special Risks

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A

9

decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign currency-denominated securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

INVESTMENT GRADE CREDIT RATINGS

A security is considered investment grade if, at the time of purchase, it is rated:

•	BBB- or higher by S&P;
•	Baa3 or higher by Moody’s; or
•	BBB- or higher by Fitch.

Whether or not a security is investment grade will be determined based on the lowest rating given by S&P, Moody’s or Fitch.

-	Investment Strategy

Fixed income and convertible securities purchased by the Fund will generally be rated at least investment grade, except that the Fund may also invest in unrated securities if the advisor believes they are comparable in quality.

-	Special Risks

Although securities rated BBB- by S&P or Fitch or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or rated security’s rating may be reduced. The advisor will consider such an event in determining whether the Fund should continue to hold the security.

U.S. GOVERNMENT SECURITIES

U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. U.S. Government Securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association.

OTHER INVESTMENT

STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s

10

net asset value will decline in value by proportionately more than the decline in value of the securities.

EXCHANGE-TRADED FUNDS

Exchange-traded funds (ETFs) are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s expenses.

-	Investment Strategy

The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

-	Special Risks

The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

STRIPPED SECURITIES

These securities are issued by the U.S. government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

-	Special Risks

Stripped securities may be sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect the Fund’s total returns.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order

11

to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

-	Special Risks

The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS

Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

-	Special Risks

Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

-	Special Risks

The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund’s investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

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YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K and Class Y shares through this prospectus. Class K and Class Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other shareholder fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

13

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. Please see the Statement of Additional Information for information regarding the conversion feature for shares purchased prior to June 16, 2003.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within one year of purchase.

-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Class B and Class C shares and higher annual expenses than Class Y shares. Annual expenses of Class K shares generally are equal to Class A shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge as a Percentage of*
	Offering Price %		Net Amount Invested %
Less than $100,000	4.00		4.17
$100,000 but less than $250,000	3.00		3.09
$250,000 but less than $500,000	2.00		2.04
$500,000 but less than $1,000,000	1.25		1.27
$1,000,000 or more	None	**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

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SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    investors that have an investment account with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y Shares of another Munder Fund within 60 days of redemption;

7.    banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain

15

amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of your purchase the market value of any Class A shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment;

16

-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B or Class C shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Bond Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

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DISTRIBUTION AND SERVICE FEES

DISTRI BUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C and Class K shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B and Class C shares and for services provided to shareholders of Class A, Class B, Class C and Class K shares.

Payments made under the Plan by Class A, Class B and Class C shares, but not payments under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, Class B, Class C and Class K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Class B and Class C shares to finance activities relating to the distribution of those shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, Class B, Class C and Class K shares of the Fund and may cost you more than paying other types of sales charges.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information

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regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

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Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign currency exchange rates are generally determined as of the close of trading on the London Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at those rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares.

Occasionally, events that affect the value of the Fund’s portfolio securities may occur between the time the principal market for the Fund’s foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund’s NAV appropriately reflects securities’ values at the time of pricing.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, monthly.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application notify the Fund by calling (800) 438-5789.

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FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. Because all or nearly all of the Fund’s income is from interest, distributions will not be eligible for the 15% rate on dividends. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange).

Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 0.50% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

PORTFOLIO MANAGEMENT TEAM

The Fund is co-managed by Michael J. Krushena and Peter G. Root. Mr. Krushena is primarily responsible for the day-to-day management of the Fund’s assets.

Michael J. Krushena, CFA, Senior Portfolio Manager, has been co-manager of the Fund since 2002. Mr. Krushena joined MCM in 2000, and manages fixed income and cash portfolios and trades asset-backed and corporate bonds for institutional, individual and mutual fund accounts.

Peter G. Root, Managing Director, Chief Investment Officer, Fixed Income has been co-manager of the Fund since 1999. Mr. Root oversees MCM’s fixed income area, directing fixed income strategy, managing institutional portfolios, and trading securities. He also co-manages the Munder Intermediate Bond Fund. Mr. Root joined MCM in 1991 as a fixed income portfolio manager, and has been actively managing portfolios and working with clients since that time.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [                        ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports, and Statement of Additional Information without charge by calling (800) 438-5789.

BOND FUND(a) (CLASS A)	Year Ended 6/30/05(c) Class A	Year Ended 6/30/04(c) Class A	Year Ended 6/30/03(c) Class A	Year Ended 6/30/02(c) Class A	Year Ended 6/30/01(c) Class A
Net asset value, beginning of period		$9.89	$9.34	$9.49	$9.23

Income from investment operations:
Net investment income		0.35	0.40	0.53	0.60
Net realized and unrealized gain/(loss) on investments		(0.37)	0.60	(0.12)	0.28

Total from investment operations		(0.02)	1.00	0.41	0.88

Less distributions:
Dividends from net investment income		(0.40)	(0.45)	(0.56)	(0.62)
Distributions from net realized capital gains		—	—	—	—

Total distributions		(0.40)	(0.45)	(0.56)	(0.62)

Net asset value, end of period		$9.47	$9.89	$9.34	$9.49

Total return (b)		(0.24)%	10.93%	4.41%	9.80%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$4,117	$5,019	$6,697	$6,139
Ratio of operating expenses to average net assets		1.25%	1.10%	0.95%	0.98%
Ratio of net investment income to average net assets		3.67%	4.14%	5.59%	6.30%
Portfolio turnover rate		148%	207%	185%	347%
Ratio of operating expenses to average net assets without expense waivers		1.25%	1.10%	0.95%	0.98%

(a)	The Munder Bond Fund Class A Shares commenced operations on December 9, 1992.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.

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BOND FUND(a) (CLASS B)	Year Ended 6/30/05(c) Class B	Year Ended 6/30/04(c) Class B	Year Ended 6/30/03(c) Class B	Year Ended 6/30/02(c) Class B	Year Ended 6/30/01(c) Class B
Net asset value, beginning of period		$9.89	$9.35	$9.50	$9.23

Income from investment operations:
Net investment income		0.28	0.32	0.46	0.53
Net realized and unrealized gain/(loss) on investments		(0.37)	0.59	(0.12)	0.29

Total from investment operations		(0.09)	0.91	0.34	0.82

Less distributions:
Dividends from net investment income		(0.32)	(0.37)	(0.49)	(0.55)
Distributions from net realized capital gains		—	—	—	—

Total distributions		(0.32)	(0.37)	(0.49)	(0.55)

Net asset value, end of period		$9.48	$9.89	$9.35	$9.50

Total return (b)		(0.87)%	9.98%	3.63%	9.10%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$5,522	$9,267	$7,255	$6,833
Ratio of operating expenses to average net assets		2.00%	1.85%	1.70%	1.73%
Ratio of net investment income to average net assets		2.92%	3.39%	4.84%	5.55%
Portfolio turnover rate		148%	207%	185%	347%
Ratio of operating expenses to average net assets without expense waivers		2.00%	1.85%	1.70%	1.73%

(a)	The Munder Bond Fund Class B Shares commenced operations on March 13, 1996.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.

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BOND FUND(a) (CLASS C)	Year Ended 6/30/05(c) Class C	Year Ended 6/30/04(c) Class C	Year Ended 6/30/03(c) Class C	Year Ended 6/30/02(c) Class C	Year Ended 6/30/01(c) Class C
Net asset value, beginning of period		$9.94	$9.39	$9.54	$9.27

Income from investment operations:
Net investment income		0.28	0.33	0.46	0.53
Net realized and unrealized gain/(loss) on investments		(0.38)	0.59	(0.12)	0.29

Total from investment operations		(0.10)	0.92	0.34	0.82

Less distributions:
Dividends from net investment income		(0.32)	(0.37)	(0.49)	(0.55)
Distributions from net realized capital gains		—	—	—	—

Total distributions		(0.32)	(0.37)	(0.49)	(0.55)

Net asset value, end of period		$9.52	$9.94	$9.39	$9.54

Total return (b)		(0.97)%	10.05%	3.61%	9.06%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$543	$1,036	$988	$930
Ratio of operating expenses to average net assets		2.00%	1.85%	1.70%	1.73%
Ratio of net investment income to average net assets		2.92%	3.39%	4.84%	5.55%
Portfolio turnover rate		148%	207%	185%	347%
Ratio of operating expenses to average net assets without expense waivers		2.00%	1.85%	1.70%	1.73%

(a)	The Munder Bond Fund Class C Shares commenced operations on March 25, 1996.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.

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BOND FUND(a) (CLASS K)	Year Ended 6/30/05(c) Class K	Year Ended 6/30/04(c) Class K	Year Ended 6/30/03(c) Class K	Year Ended 6/30/02(c) Class K	Year Ended 6/30/01(c) Class K
Net asset value, beginning of period		$9.90	$9.35	$9.50	$9.24

Income from investment operations:
Net investment income		0.36	0.40	0.53	0.60
Net realized and unrealized gain/(loss) on investments		(0.38)	0.60	(0.12)	0.28

Total from investment operations		(0.02)	1.00	0.41	0.88

Less distributions:
Dividends from net investment income		(0.40)	(0.45)	(0.56)	(0.62)
Distributions from net realized capital gains		—	—	—	—

Total distributions		(0.40)	(0.45)	(0.56)	(0.62)

Net asset value, end of period		$9.48	$9.90	$9.35	$9.50

Total return (b)		(0.24)%	10.92%	4.41%	9.79%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$12,444	$40,172	$46,312	$48,685
Ratio of operating expenses to average net assets		1.25%	1.10%	0.95%	0.98%
Ratio of net investment income to average net assets		3.67%	4.14%	5.59%	6.30%
Portfolio turnover rate		148%	207%	185%	347%
Ratio of operating expenses to average net assets without expense waivers		1.25%	1.10%	0.95%	0.98%

(a)	The Munder Bond Fund Class K Shares commenced operations on November 23, 1992.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.

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BOND FUND(a) (CLASS Y)	Year Ended 6/30/05(c) Class Y	Year Ended 6/30/04(c) Class Y	Year Ended 6/30/03(c) Class Y	Year Ended 6/30/02(c) Class Y	Year Ended 6/30/01(c) Class Y
Net asset value, beginning of period		$9.90	$9.36	$9.50	$9.24

Income from investment operations:
Net investment income		0.38	0.42	0.56	0.62
Net realized and unrealized gain/(loss) on investments		(0.37)	0.59	(0.12)	0.29

Total from investment operations		0.01	1.01	0.44	0.91

Less distributions:
Dividends from net investment income		(0.42)	(0.47)	(0.58)	(0.65)
Distributions from net realized capital gains		—	—	—	—

Total distributions		(0.42)	(0.47)	(0.58)	(0.65)

Net asset value, end of period		$9.49	$9.90	$9.36	$9.50

Total return (b)		0.12%	11.07%	4.78%	10.07%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$31,590	$45,110	$72,628	$111,198
Ratio of operating expenses to average net assets		1.00%	0.85%	0.70%	0.73%
Ratio of net investment income to average net assets		3.92%	4.39%	5.84%	6.55%
Portfolio turnover rate		148%	207%	185%	347%
Ratio of operating expenses to average net assets without expense waivers		1.00%	0.85%	0.70%	0.73%

(a)	The Munder Bond Fund Class Y Shares commenced operations on December 1, 1991.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

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(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

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SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

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identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

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hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds Attn: Secretary 480 Pierce Street Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds P.O. Box 9701 Providence, Rl 02940-9701

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROBOND1005

Munder Cash Investment Fund

CLASS A, B, C, K & Y SHARES

PROSPECTUS

October 31, 2005

Save paper and receive this

document electronically.

Sign up for electronic delivery at

www.munderfunds.com/edelivery

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-Mid Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Cash Investment Fund

CLASS A, B, C, K & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s primary goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Principal Investment Strategies

The Fund pursues its goal by investing in a broad range of high-quality U.S. dollar- denominated money market instruments (i.e., commercial paper, bankers’ acceptances, certificates of deposit, short-term corporate and government securities and repurchase agreements).

The Fund invests solely in U.S. dollar-denominated debt securities of domestic and, to a lesser extent, foreign issuers with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

The Fund’s investments may include fixed and variable rate securities.

PRINCIPAL RISKS

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

-	Credit (or Default) Risk

An issuer of a bond may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond’s liquidity and make it more difficult for the Fund to sell.

-	Interest Rate Risk

The Fund’s yield will vary with changes in interest rates. In a rising interest rate

1

environment, the Fund’s yield may not rise as quickly as the yields of certain other short-term investments. Investments held by the Fund with longer maturities will tend to be more sensitive to interest rate changes than investments with shorter maturities. Generally, the longer the average maturity of the investments held by the Fund, the higher the risk that the Fund may not be able to maintain a constant net asset value of $1.00 per share and that it may suffer a loss.

-	Prepayment Risk

The Fund may have a higher risk of failing to maintain a stable net asset value of $1.00 per share and may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

-	Credit Ratings Risk

Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories or unrated and deemed by the advisor to be of comparable quality. Securities rated A-2- by Moody’s, P-2- by S&P or F2- by Fitch, although eligible securities for money market funds, are somewhat riskier than higher rated obligations because they are regarded as having only a satisfactory ability to meet financial commitments.

-	Repurchase Agreement Risk

A repurchase agreement enables the Fund to buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

-	Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ in some cases significantly, from U.S. standards.

-	Variable and Floating Rate Securities Risk

Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that

2

float at a margin above a generally recognized index rate. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

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PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each of the last ten calendar years. The table shows the Fund’s average annual total returns for different calendar periods over the life of the Fund.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class Y shares. Class A, Class B, Class C and Class K shares, net of any sales charges, will have annual returns similar to those of the Class Y shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different sales charges, distribution fees and/or service fees, and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years is not necessarily an indication of how the Fund will perform in the future.

Munder Cash Investment Fund CLASS Y

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	[ ]%

Best Quarter %	1.56%	(quarter ended 9/30/00)
Worst Quarter %	0.13%	(quarter ended 12/31/03)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %	5 Years %	10 Years %	Since Inception(1) %
CLASS Y	0.85	2.56	3.86	4.09
CLASS A	0.60	2.30	3.60	3.51
CLASS B	(4.80)	—	—	(1.27)
CLASS C	(0.80)	—	—	0.12
CLASS K	0.70	2.41	3.70	3.60

(1)	The inception dates for Class Y, Class A, Class B, Class C and Class K shares are 3/14/90, 12/1/92, 11/1/02, 11/5/02 and 11/23/92, respectively.

Average annual returns reflect the imposition of the maximum contingent deferred sales charge.

You may call 1-800-438-5789 to obtain the Fund’s current 7-day yield.

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FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	None	None	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None(a)	5%(b)	1%(c)	None	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fees	None	None	None	None	None
Exchange Fees	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Management Fees (1)	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	1.00%	0.00%	0.00%
Non 12b-1 Service Plan Fees (1)	0.00%	0.00%	0.00%	0.15%	0.00%
Other Expenses (1)	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Total Annual Fund Operating Expenses (1)	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

(a)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem Class A shares of the Fund that were acquired through an exchange from another Munder Fund or Funds that you purchased as part of an investment of $1 million or more, and your redemption occurs within one year of your original Munder Fund(s) purchase a 1% CDSC may apply upon redemption.
(b)	The CDSC payable upon redemption of Class B shares declines over time.
(c)	The CDSC applies to redemptions of Class C shares within one year of purchase.
(1)	The advisor and/or the distributor may voluntarily waive, reduce or absorb management fees, distribution and/or service fees and/or other expenses, and/or the Fund may voluntarily waive the collection of any Non 12b-1 Service Plan Fees, with respect to any class of shares of the Fund in order to support yields. The advisor has voluntarily agreed to waive a portion of its management fees. As a result of this voluntary waiver, management fees are 0.10% and total annual fund operating expenses based on the prior fiscal year are 0.73%, 1.23%, 1.23%, 0.63% and 0.48%, respectively, for Class A, Class B, Class C, Class K and Class Y shares.
The	advisor and the distributor have entered into a reimbursement agreement with the Fund (Reimbursement Agreement) that is in effect through at least February 8, 2006. As described under the heading of “Management of the Fund—Reimbursement Agreement,” the Fund may at a later date reimburse the advisor and/or the distributor for amounts waived or reduced provided that certain conditions are met; however, the advisor does not intend to seek reimbursement for its management fee waivers. Nothing in the Reimbursement Agreement obligates the advisor or the distributor to waive or reduce any fees or absorb any other expenses of the Fund or any class of the Fund. The advisor, distributor or the Fund may discontinue any voluntary waivers or reductions at any time.

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Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares			Class B Shares*			Class B Shares**			Class C Shares*			Class C Shares**			Class K Shares			Class Y Shares
1 Year	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
3 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
5 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
10 Years	$	[	]	$	[	]***	$	[	]***	$	[	]	$	[	]	$	[	]	$	[	]

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first business day of the month following the eighth anniversary of the issuance.

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GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include yankee securities, which are dollar-denominated securities issued in the U.S. by foreign banks and corporations.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short- term U.S. Government Securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody’s Investor Service, Inc. (Moody’s)

Fitch Ratings, Inc. (Fitch)

Standard & Poor’s Rating Services (S&P)

MORE ABOUT THE FUND

This section describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

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FURTHER INFORMATION

REGARDING THE FUND’S

PRINCIPAL INVESTMENT

STRATEGIES AND RISKS

CREDIT RATINGS

Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories:

•	A-2- or higher by S&P;
•	P-2- or higher by Moody’s; or
•	F2- or higher by Fitch.

A security will be considered eligible for purchase if it receives two of the above ratings, unless it has only been rated by one rating agency. The Fund may also invest in unrated securities if the advisor believes they are comparable in quality.

-	Investment Strategy

Securities purchased by the Fund will generally be rated at least A-1-/P-1-/F1- or unrated and deemed by the advisor to be comparable in quality.

-	Special Risks

Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security’s rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining, in accordance with procedures adopted by the Board of Trustees, whether the Fund should continue to hold the security.

FOREIGN SECURITIES

Foreign securities in which the Fund typically invests are yankee securities, which are U.S. dollar-denominated securities issued in the U.S. by foreign banks and corporations. Foreign securities in which the Fund may also invest include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States.

-	Investment Strategy

The Fund may invest up to 25% of its total assets in foreign securities.

-	Special Risks

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might

8

adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

OTHER INVESTMENT

STRATEGIES AND RISKS

ASSET-BACKED SECURITIES

Asset-backed securities are debt securities backed by mortgages, installment sales contracts and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (CMOS) and real estate mortgage investment conduits (REMICs). These securities may be issued in multiple classes with each class having its own interest rate and/or final payment date.

-	Investment Strategy

The Fund may invest a portion of its assets in asset-backed securities.

-	Special Risks

In addition to credit and market risk, asset-backed securities may involve prepayment risk if the underlying assets (loans) may be prepaid at any time. The value of asset-backed securities may also change because of actual or perceived changes in the credit worthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty.

Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

9

GUARANTEED INVESTMENT CONTRACTS

The Fund may invest in guaranteed investment contracts. Guaranteed investment contracts are agreements whereby the Fund makes payments, generally to an insurance company’s general account, in exchange for a minimum level of interest based on an index. Guaranteed investment contracts are considered illiquid investments and are acquired subject to the Fund’s limitation on illiquid investments.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

U.S. GOVERNMENT SECURITIES

U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. U.S. Government Securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

-	Special Risks

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

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PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A, Class B, Class C, Class K or Class Y shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form.

Class K and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. A sales charge may apply on the exchange.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K and Class Y shares through this prospectus. Class K and Class Y shares are only available to limited types of investors.

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Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other servicing fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Although there is no front-end sales charge on the Cash Investment Fund, other Munder Funds offering Class A shares are subject to such charges. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. Please see the Statement of Additional Information for information regarding the conversion feature for shares purchased prior to June 16, 2003.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within one year of purchase.

-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

Class K Shares (Eligible Investors Only)

-	No front-end sales charge for any Munder Fund. All your money goes to work for you right away.

-	Lower annual expenses than Class B and Class C shares and higher annual expenses than Class Y shares. Annual expenses of the Class K shares of the Money Market Funds are lower than Class A shares; annual expenses of Class K shares of other Munder Funds generally are equal to Class A shares.

Class Y Shares (Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

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APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment;
-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Cash Investment Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social

13

Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund adopted a Distribution and Service Plan with respect to its Class A, Class B, Class C and Class K shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B and Class C shares and for services provided to shareholders of Class A, Class B, Class C and Class K shares.

Payments under the Plan by Class A, Class B and Class C shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, Class B, Class C and Class K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Class B and Class C shares to finance activities relating to the distribution of those shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, Class B, Class C and Class K shares of the Fund and may cost you more than paying other types of sales charges.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who

14

sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the NYSE is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of a Fund’s total assets allocated to that class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes early, the Fund will accelerate its NAV calculation and transaction deadlines to that time. In determining the Fund’s NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight- line basis over the remaining life of the instrument.

The Fund may be open for business, and its NAV may be calculated, on weekdays when the NYSE is closed, but the Federal Reserve Bank in Boston is open. Purchase and redemption orders received and accepted prior to 4:00 p.m. (Eastern time) on any day the money markets are open but the NYSE is closed will be effected at the

15

NAV per share of the applicable class of shares of the Fund determined as of 4:00 p.m. (Eastern time) on that date.

If reliable current market values are not readily available for a security (or the amortized cost method is not appropriate under the circumstances), such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

The Fund normally trades in foreign securities (in the form of depositary receipts or otherwise) in U.S. markets. These foreign securities are typically valued at their market price in the U.S. market in which they trade as of the close of business on the NYSE. However, the principal market in which such securities trade may be overseas. Occasionally, events that affect the value of the Fund’s foreign securities may occur between the time the U.S. market for the Fund’s foreign securities closes and the closing of the principal foreign market for those securities. If the advisor believes that such events materially affect the value of the Fund’s foreign securities, such securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees.

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DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares dividends daily and pays dividends distributions, if any, monthly.

The Fund distributes its net realized capital gains, if any, at least annually.

If an investor provides the Fund with advance notice of a purchase and the purchase order is accepted before 2:45 p.m. (Eastern time), the investor will receive dividends for that day. Otherwise the investor will begin to earn dividends on the first business day following the day of purchase.

Except in the case of same-day redemption requests, which must be received before 2:45 p.m. (Eastern time), redeeming shareholders will receive dividends on the day of redemption.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains (note that

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the Fund does not expect to derive a material amount of long-term capital gains). Dividend distributions and short-term capital gains generally will be taxed as ordinary income. Because all or nearly all of the Fund’s income is from interest, distributions will not be eligible for the 15% rate on dividends. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If as expected, the Fund maintains a stable net asset value of $1.00 per share during the period you own shares of the Fund, then you will not have a taxable gain or loss if you sell shares or exchange from shares of another Munder Fund.

OTHER CONSIDERATIONS

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 0.35% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

Reimbursement Agreement. In the interest of limiting expenses of the Fund,

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MCM and the Fund’s distributor have entered into a reimbursement agreement with the Fund (Reimbursement Agreement) that will remain in effect through at least February 8, 2006. The Reimbursement Agreement may continue from year to year thereafter.

From time to time (a) MCM may waive or reduce its advisory fees and/or administrative fees and/or reimburse or absorb any other expenses of any character incurred by the Fund or, in the case of class specific expenses, any class of the Fund, and (b) the Fund’s distributor may waive or reduce the amount of distribution and/or shareholder servicing fees it is entitled to collect from the Fund with respect to each class of shares of the Fund, or, in the case of class-specific fees, any class of the Fund, in order to support the yield of the Fund or any particular class of the Fund. Nothing in the Reimbursement Agreement obligates MCM or the Fund’s distributor to waive or reduce any fees or reimburse or absorb any other expenses of the Fund or any class of the Fund, including for the purpose of supporting the yield of the Fund or any class of the Fund. The advisor and distributor may discontinue any voluntary waivers or reductions at any time.

Under the Reimbursement Agreement, the Fund may at a later date reimburse MCM and/or the distributor for amounts waived or reduced by MCM or the distributor with respect to any class of shares provided that the one-day yield for that class of shares does not fall below the “Minimum One Day Yield” of 0.05% as a result of the reimbursement. Consequently, no reimbursement by the Fund with respect to a class of shares will be made unless (i) the one-day yield of that class after making the reimbursement exceeds the Minimum One Day Yield, and (ii) the payment of such reimbursement has been approved by the Board. With respect to any given class of shares, the total amount of reimbursement to which MCM or the distributor may be entitled will equal, at any time, the sum of all amounts previously waived or reduced by MCM or the distributor with respect to that class during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to MCM or the distributor with respect to such waivers and reductions.

Notwithstanding the foregoing, neither MCM or the distributor shall be entitled to reimbursement of any amount waived or reduced in excess of any amount expended from its own resources during the period of the waiver or reduction in order to cover actual expenses or costs on behalf of the Fund or a class of the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [                    ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

CASH INVESTMENT FUND(a) (CLASS A)	Year Ended 6/30/05 Class A	Year Ended 6/30/04 Class A	Year Ended 6/30/03 Class A	Year Ended 6/30/02 Class A	Year Ended 6/30/01 Class A
Net asset value, beginning of period		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income		0.003	0.008	0.020	0.052

Total from investment operations		0.003	0.008	0.020	0.052

Less distributions:
Dividends from net investment income		(0.003)	(0.008)	(0.020)	(0.052)

Total distributions		(0.003)	(0.008)	(0.020)	(0.052)

Net asset value, end of period		$1.00	$1.00	$1.00	$1.00

Total return (b)		0.31%	0.82%	1.97%	5.36%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$97,087	$113,956	$123,370	$117,222
Ratio of operating expenses to average net assets		0.81%	0.80%	0.76%	0.81%
Ratio of net investment income to average net assets		0.31%	0.82%	1.97%	5.20%
Ratio of operating expenses to average net assets without expense waivers and reimbursements		0.81%	0.80%	0.76%	0.81%

(a)	The Munder Cash Investment Fund Class A Shares commenced operations on December 1, 1992.
(b)	Total return represents aggregate total return for the period indicated.

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CASH INVESTMENT FUND(a) (CLASS B and CLASS C)	Year Ended 6/30/05 Class B	Year Ended 6/30/04 Class B		Period Ended 6/30/03 Class B		Year Ended 6/30/05 Class C	Year Ended 6/30/04 Class C		Period Ended 6/30/03 Class C
Net asset value, beginning of period		$1.00		$1.00			$1.00		$1.00

Income from investment operations:
Net investment income		0.000	(d)	0.001			0.000	(d)	0.001

Total from investment operations		0.000	(d)	0.001			0.000	(d)	0.001

Less distributions:
Dividends from net investment income		(0.000	)(d)	(0.001)			(0.000	)(d)	(0.001)

Total distributions		(0.000	)(d)	(0.001)			(0.000	)(d)	(0.001)

Net asset value, end of period		$1.00		$1.00			$1.00		$1.00

Total return (b)		0.01%		0.06%			0.01%		0.06%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$18,401		$29,030			$2,737		$3,273
Ratio of operating expenses to average net assets		1.11%		1.33	%(c)		1.11%		1.33	%(c)
Ratio of net investment income to average net assets		0.01%		0.07	%(c)		0.01%		0.07	%(c)
Ratio of operating expenses to average net assets without expense waivers and reimbursements		1.56%		1.55	%(c)		1.56%		1.55	%(c)

(a)	The Munder Cash Investment Fund Class B Shares and Class C Shares commenced operations on November 1, 2002 and November 5, 2002, respectively.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Annualized.
(d)	Amount represents less than $0.001 per share.

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CASH INVESTMENT FUND(a) (CLASS K)	Year Ended 6/30/05 Class K	Year Ended 6/30/04 Class K	Year Ended 6/30/03 Class K	Year Ended 6/30/02 Class K	Year Ended 6/30/01 Class K
Net asset value, beginning of period		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income		0.004	0.009	0.021	0.053

Total from investment operations		0.004	0.009	0.021	0.053

Less distributions:
Dividends from net investment income		(0.004)	(0.009)	(0.021)	(0.053)

Total distributions		(0.004)	(0.009)	(0.021)	(0.053)

Net asset value, end of period		$1.00	$1.00	$1.00	$1.00

Total return (b)		0.41%	0.92%	2.08%	5.46%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$537,052	$652,701	$702,492	$849,108
Ratio of operating expenses to average net assets		0.71%	0.70%	0.66%	0.71%
Ratio of net investment income to average net assets		0.41%	0.92%	2.07%	5.30%
Ratio of operating expenses to average net assets without expense waivers and reimbursements		0.71%	0.70%	0.66%	0.71%

(a)	The Munder Cash Investment Fund Class K Shares commenced operations on November 23, 1992.
(b)	Total return represents aggregate total return for the period indicated.

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CASH INVESTMENT FUND(a) (CLASS Y)	Year Ended 6/30/05 Class Y	Year Ended 6/30/04 Class Y	Year Ended 6/30/03 Class Y	Year Ended 6/30/02 Class Y	Year Ended 6/30/01 Class Y
Net asset value, beginning of period		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income		0.006	0.011	0.022	0.055

Total from investment operations		0.006	0.011	0.022	0.055

Less distributions:
Dividends from net investment income		(0.006)	(0.011)	(0.022)	(0.055)

Total distributions		(0.006)	(0.011)	(0.022)	(0.055)

Net asset value, end of period		$1.00	$1.00	$1.00	$1.00

Total return (b)		0.56%	1.07%	2.23%	5.62%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$137,748	$210,797	$251,634	$203,875
Ratio of operating expenses to average net assets		0.56%	0.55%	0.51%	0.56%
Ratio of net investment income to average net assets		0.56%	1.07%	2.22%	5.45%
Ratio of operating expenses to average net assets without expense waivers and reimbursements		0.56%	0.55%	0.51%	0.56%

(a)	The Munder Cash Investment Fund Class Y Shares commenced operations on March 14, 1990.
(b)	Total return represents aggregate total return for the period indicated.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

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(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

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SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

S - 12

identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

S - 13

hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary

480 Pierce Street

Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds P.O. Box 9701 Providence, Rl 02940-9701

By overnight delivery:	The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROCASH1005

Munder Index 500 Fund

CLASS A, B, K, R & Y SHARES

PROSPECTUS

October 31, 2005

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document electronically.

Sign up for electronic delivery at

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-Mid Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Index 500 Fund

CLASS A, B, K, R & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide performance and income that is comparable to the Standard & Poor’s 500 Composite Stock Price Index (S&P 500®). The S&P 500® is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies in the S&P 500®. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this prospectus, assets of the Fund means net assets plus the amount of any borrowing for investment purposes.

The Fund is managed through the use of a “quantitative” or “indexing” investment approach and tries to mirror the composition and performance of the S&P 500® through statistical procedures. The advisor invests in stocks that are included in the particular index, in approximately the same proportions as they are represented in the index. As a result, the advisor does not use traditional methods of fund investment management, i.e., it does not select stocks on the basis of economic, financial and market analysis.

The Fund will try to achieve a correlation between the performance of its portfolio and that of the S&P 500® of at least 0.95. A correlation of 1.0 would mean that the changes in the Fund’s price mirror exactly the changes in the S&P 500®.

To the extent foreign issuers are included in the S&P 500®, the Fund may invest in foreign securities. The Fund may also enter into futures contracts.

1

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

-	Tracking Risk

Because the Fund pays fees and transaction costs, while the S&P 500® does not, the Fund’s returns are likely to be lower than those of the S&P 500®. Tracking variance may also result from share purchases, redemptions and other factors.

-	Indexing Strategy Risk

The Fund will invest in the securities included in the S&P 500® regardless of market trends. As a result, the Fund cannot modify its investment strategy to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the large capitalization portion of the U.S. stock market.

-	Derivatives Risk

The Fund may suffer a loss from its use of futures contracts, which are forms of derivatives. The primary risk with futures is that small price movements can result in substantial gains or losses. Investments in derivatives also entail exposure to the credit risk of the derivative’s counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

2

PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class Y shares. Class A, Class B, Class K and Class R shares, net of applicable sales charges, will have annual returns similar to those of the Class Y shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different sales charges, distribution fees and/or service fees, and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Index 500 Fund CLASS Y

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	[ ]%

Best Quarter:	21.17%	(quarter ended 12/31/98)
Worst Quarter:	(17.37)%	(quarter ended 9/30/02)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	10.43	(2.71)	11.65	11.12
Return After Taxes on Distributions	10.17	(3.05)	10.62	9.98
Return After Taxes on Distributions and Sale of Fund Shares	7.11	(2.44)	9.83	9.31
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	12.07	11.55

3

	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS A
Return Before Taxes	7.40	(3.39)	11.18	10.10
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	12.07	11.00
CLASS B
Return Before Taxes	6.90	(3.37)	—	9.15
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	—	10.11
CLASS K
Return Before Taxes	10.14	(2.95)	11.37	10.27
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	12.07	11.00

(1)	The inception dates for the Class Y, Class A, Class B and Class K shares are 12/1/91, 12/9/92, 10/31/95 and 12/7/92, respectively. The index returns from inception for Class Y, Class A, Class B and Class K shares are from 12/1/91, 12/1/92, 11/1/95 and 12/1/92, respectively. No performance information is provided for Class R shares as that class commenced operations on 7/30/04.
(2)	Standard & Poor’s 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares. The after-tax returns for the Class A, Class B, Class K and Class R shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

4

FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares	Class B Shares		Class K Shares	Class R Shares		Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	2.5%(a)	None		None	None		None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None	3%(b)		None	None		None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None		None	None		None
Redemption Fees	2%(c)	2%(c)		2%(c)	2%(c)		2%(c)
Exchange Fees	None	None		None	None		None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares		Class K Shares	Class R Shares		Class Y Shares
Management Fees	0.11%	0.11%		0.11%	0.11%		0.11%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	(1)	0.00%	0.50%	(2)	0.00%
Non 12b-1 Service Plan Fees	0.00%	0.00%		0.25%	0.00%		0.00%
Other Expenses	[ ]%	[ ]%		[ ]%	[ ]%		[ ]%

Total Annual Fund Operating Expenses	[ ]%	[ ]%	(1)	[ ]%	[ ]%		[ ]%

(a)	The sales charge declines as the amount invested increases.
(b)	The CDSC payable upon redemption of Class B shares declines over time.
(c)	A short-term trading fee of 2% may be assessed on redemptions within 60 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum or because the Fund is unable to verify an accountholder’s identity within a reasonable time after the account is opened.
(1)	The distributor has voluntarily agreed to waive a portion of its Rule 12b-1 fees with respect to Class B shares for the current fiscal year. The distributor may discontinue the fee waiver at any time in its sole discretion. As a result of the fee waiver, the Fund’s 12b-1 Fees and Total Annual Fund Operating Expenses would be 0.50% and 0.90%, respectively, for Class B shares.
(2)	The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class R shares that allows the Fund to use up to 1.00% of the average daily net assets attributable to its Class R shares of the Fund to pay distribution and other fees in connection with the sale of its Class R shares. However, under the Fund’s Distribution Agreement, such fees are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

5

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares			Class B Shares*			Class B Shares**			Class K Shares			Class R Shares			Class Y Shares
1 Year	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
3 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
5 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
10 Years	$	[	]	$	[	]***	$	[	]***	$	[	]	$	[	]	$	[	]

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first business day of the month following the eighth anniversary of the issuance.

6

GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or may be unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in dollar-denominated securities of foreign issuers traded in the United States.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

MORE ABOUT THE FUND

The following sections provide additional information about the Fund’s principal investment strategies and risks and describe certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

7

FURTHER INFORMATION

REGARDING THE FUND’S

PRINCIPAL INVESTMENT

STRATEGIES AND RISKS

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, and options.

A futures contract is a type of derivative investment that obligates the holder to, at maturity, take or make delivery of certain securities, other financial instruments, the cash value of a specified index or a stated quantity of foreign currency. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specific exercise price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

-	Investment Strategy

The Fund may, but is not required to, use derivative instruments. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return).

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

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OTHER INVESTMENT

STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

FOREIGN SECURITIES

Foreign securities in which the Fund invests include dollar-denominated securities of foreign issuers traded in the United States.

-	Investment Strategy

The Fund may invest up to 25% of its total assets in foreign securities.

-	Special Risks

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY INVESTMENTS

The Fund may invest in short-term obligations, such as U.S. government securities, high-quality money market

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instruments and repurchase agreements with maturities of 13 months or less.

-	Investment Strategy

The Fund may invest assets in short-term obligations pending investment or to meet anticipated redemption requests.

-	Special Risks

The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

-	Special Risks

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

DISCLAIMERS

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”), nor does S&P guarantee the accuracy and/or completeness of the S&P 500® Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, or any person or any entity from the use of the S&P 500® Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500® Index or any data included therein.

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

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YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class K, Class R or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K, Class R and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class K, Class R and Class Y shares through this prospectus. Class K, Class R and Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other servicing fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

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-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. Please see the Statement of Additional Information for information regarding the conversion feature of shares purchased prior to June 16, 2003.

-	Should not be used for investments of over $100,000.

Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Class B and Class R shares and higher annual expenses than Class Y shares. Annual expenses of Class K shares generally are equal to Class A shares.

Class R Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Higher annual expenses than Class A shares.

-	Lower annual expenses than Class B shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge as a Percentage of*
	Offering Price %		Net Amount Invested %
Less than $100,000	2.50		2.56
$100,000 but less than $250,000	2.00		2.04
$250,000 but less than $500,000	1.50		1.52
$500,000 but less than $1,000,000	1.00		1.01
$1,000,000 or more	None	**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	No initial sales charge applies on investments of $1 million or more.

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SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    investors that have an investment account with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y Shares of another Munder Fund within 60 days of redemption;

7.    banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain

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amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of your purchase the market value of any Class A shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment; or
-	Class B shares within six years of buying them.

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These time periods include the time you held Class A or Class B shares of another Munder Fund which you may have exchanged for Class A or Class B shares of the Index 500 Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares, if applicable, is based on the amount of the dealer reallowance, if any, at the time of purchase.

The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	3.00%
Two	2.50%
Three	2.00%
Four	1.50%
Five	1.00%
Six	0.50%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 2.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration; minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

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DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class K and Class R shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B and Class R shares and for services provided to shareholders of Class A, Class B, Class K and Class R shares.

Payments made under the Plan by Class A, Class B and Class R shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, Class B, Class K and Class R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Class B and Class R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, Class B, Class K and Class R shares of the Fund.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

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In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class.

NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines at that time. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the

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advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, quarterly.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally

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will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. World Asset Management (World), a division of MCM, 255 East Brown Street, Birmingham, Michigan, 48009 is responsible for managing the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 0.12% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

PORTFOLIO MANAGEMENT TEAM

The Fund is co-managed by Kenneth A. Schluchter III and Kevin K. Yousif. Mr. Yousif generally makes final investment decisions for the Fund.

Kenneth A. Schluchter III, Director, Domestic Investments, World Asset Management, has been co-manager of the Fund since 1997. Mr. Schluchter also is co-manager of the Munder S&P® MidCap Index Equity Fund and the Munder S&P® SmallCap Index Equity Fund, as well as a number of other domestic index disciplines. He also ensures that all World Asset Management funds comply with established investment policies and objectives, and helps design and implement World Asset Management’s portfolio analytical and reporting systems. Mr. Schluchter joined World Asset Management in 1995.

Kevin K. Yousif, CFA, Senior Portfolio Manager, World Asset Management, has been co-manager of the Fund since 2002. In addition, Mr. Yousif is co-manager of the Munder S&P® MidCap Index Equity Fund and the Munder S&P® SmallCap Index Equity Fund. Mr. Yousif is a member of the domestic equity products group providing analytical and trading support throughout World Asset Management’s product line. He joined World Asset Management in October 2000.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [                                 ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

INDEX 500 FUND(a) (CLASS A)	Year Ended 6/30/05 Class A	Year Ended 6/30/04 Class A	Year Ended 6/30/03(c) Class A	Year Ended 6/30/02 Class A	Year Ended 6/30/01 Class A
Net asset value, beginning of period		$20.33	$20.65	$25.57	$30.71

Income/(loss) from investment operations:
Net investment income		0.23	0.20	0.22	0.21
Net realized and unrealized gain/(loss) on investments		3.48	(0.32)	(4.93)	(4.86)

Total from investment operations		3.71	(0.12)	(4.71)	(4.65)

Less distributions:
Dividends from net investment income		(0.23)	(0.20)	(0.21)	(0.21)
Distributions from net realized gains		—	—	—	(0.27)
Distributions in excess of net realized gains		—	—	—	(0.01)

Total distributions		(0.23)	(0.20)	(0.21)	(0.49)

Net asset value, end of period		$23.81	$20.33	$20.65	$25.57

Total return (b)		18.33%	(0.47)%	(18.48)%	(15.30)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$436,216	$373,247	$340,271	$419,631
Ratio of operating expenses to average net assets		0.67%	0.70%	0.55%	0.51%
Ratio of net investment income to average net assets		1.03%	1.09%	0.92%	0.76%
Portfolio turnover rate		2%	8%	3%	9%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements		0.68%	0.70%	0.64%	0.61%

(a)	The Munder Index 500 Fund Class A Shares commenced operations on December 9, 1992.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.

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INDEX 500 FUND(a) (CLASS B)	Year Ended 6/30/05 Class B	Year Ended 6/30/04 Class B	Year Ended 6/30/03(c) Class B	Year Ended 6/30/02 Class B	Year Ended 6/30/01 Class B
Net asset value, beginning of period		$20.33	$20.65	$25.58	$30.71

Income/(loss) from investment operations:
Net investment income		0.17	0.16	0.13	0.12
Net realized and unrealized gain/(loss) on investments		3.50	(0.32)	(4.93)	(4.85)

Total from investment operations		3.67	(0.16)	(4.80)	(4.73)

Less distributions:
Dividends from net investment income		(0.18)	(0.16)	(0.13)	(0.12)
Distributions from net realized gains		—	—	—	(0.27)
Distributions in excess of net realized gains		—	—	—	(0.01)

Total distributions		(0.18)	(0.16)	(0.13)	(0.40)

Net asset value, end of period		$23.82	$20.33	$20.65	$25.58

Total return (b)		18.08%	(0.72)%	(18.79)%	(15.56)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$215,549	$227,447	$281,790	$368,079
Ratio of operating expenses to average net assets		0.92%	0.95%	0.89%	0.86%
Ratio of net investment income to average net assets		0.78%	0.84%	0.58%	0.41%
Portfolio turnover rate		2%	8%	3%	9%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements		1.43%	1.45%	1.39%	1.36%

(a)	The Munder Index 500 Fund Class B Shares commenced operations on October 31, 1995.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.

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INDEX 500 FUND(a) (CLASS K)	Year Ended 6/30/05 Class K	Year Ended 6/30/04 Class K	Year Ended 6/30/03(c) Class K	Year Ended 6/30/02 Class K	Year Ended 6/30/01 Class K
Net asset value, beginning of period		$20.32	$20.64	$25.56	$30.69

Income/(loss) from investment operations:
Net investment income		0.23	0.21	0.19	0.18
Net realized and unrealized gain/(loss) on investments		3.48	(0.33)	(4.92)	(4.85)

Total from investment operations		3.71	(0.12)	(4.73)	(4.67)

Less distributions:
Dividends from net investment income		(0.23)	(0.20)	(0.19)	(0.18)
Distributions from net realized gains		—	—	—	(0.27)
Distributions in excess of net realized gains		—	—	—	(0.01)

Total distributions		(0.23)	(0.20)	(0.19)	(0.46)

Net asset value, end of period		$23.80	$20.32	$20.64	$25.56

Total return (b)		18.34%	(0.47)%	(18.56)%	(15.36)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$299,782	$307,427	$207,675	$267,827
Ratio of operating expenses to average net assets		0.67%	0.70%	0.64%	0.61%
Ratio of net investment income to average net assets		1.03%	1.09%	0.83%	0.66%
Portfolio turnover rate		2%	8%	3%	9%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements		0.68%	0.70%	0.64%	0.61%

(a)	The Munder Index 500 Fund Class K Shares commenced operations on December 7, 1992.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.

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INDEX 500 FUND (CLASS R)	Period Ended 6/30/05 Class R
Net asset value, beginning of period

Income/(loss) from investment operations:
Net investment income
Net realized and unrealized gain/(loss) on investments

Total from investment operations

Less distributions:
Dividends from net investment income
Distributions from net realized gains
Distributions in excess of net realized gains

Total distributions

Net asset value, end of period

Total return (b)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)
Ratio of operating expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements

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INDEX 500 FUND(a) (CLASS Y)	Year Ended 6/30/05 Class Y	Year Ended 6/30/04 Class Y	Year Ended 6/30/03(c) Class Y	Year Ended 6/30/02 Class Y	Year Ended 6/30/01 Class Y
Net asset value, beginning of period		$20.37	$20.68	$25.62	$30.76

Income/(loss) from investment operations:
Net investment income		0.29	0.25	0.27	0.35
Net realized and unrealized gain/(loss) on investments		3.48	(0.31)	(4.97)	(4.96)

Total from investment operations		3.77	(0.06)	(4.70)	(4.61)

Less distributions:
Dividends from net investment income		(0.29)	(0.25)	(0.24)	(0.25)
Distributions from net realized gains		—	—	—	(0.27)
Distributions in excess of net realized gains		—	—	—	(0.01)

Total distributions		(0.29)	(0.25)	(0.24)	(0.53)

Net asset value, end of period		$23.85	$20.37	$20.68	$25.62

Total return (b)		18.59%	(0.17)%	(18.40)%	(15.15)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$87,010	$72,148	$68,555	$93,902
Ratio of operating expenses to average net assets		0.42%	0.45%	0.39%	0.36%
Ratio of net investment income to average net assets		1.28%	1.34%	1.08%	0.91%
Portfolio turnover rate		2%	8%	3%	9%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements		0.43%	0.45%	0.39%	0.36%

(a)	The Munder Index 500 Fund Class Y Shares commenced operations on December 1, 1991.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

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(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

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SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

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identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

S - 13

hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds

Attn: Secretary

480 Pierce Street Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds P.O. Box 9701 Providence, Rl 02940-9701

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROINDEX1005

Munder Intermediate Bond Fund

Class A, B, C, K & Y SHARES

PROSPECTUS

October 31, 2005

Save paper and receive this

document electronically.

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-Mid Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Intermediate Bond Fund

Class A, B, C, K & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide a competitive rate of return which, over time, exceeds the rate of inflation and the return provided by money market instruments.

Principal Investment Strategies

The Fund pursues its goals by investing, under normal circumstances, at least 80% of its assets in a broad range of bonds. This investment strategy may not be changed without 60 days’ prior notice to shareholders.

Bonds in which the Fund invests may include:

-	U.S. Government Securities (including securities issued by agencies and instrumentalities of the U.S. government) and repurchase agreements collateralized by such securities;
-	obligations of domestic banks and corporations; and
-	mortgage and other asset-backed securities.

Bonds in which the Fund may invest also include, to a lesser extent:

-	obligations of state, local and foreign governments;
-	obligations of foreign banks and corporations;
-	zero coupon bonds, debentures and convertible debentures; and
-	stripped securities.

The Fund’s strategy focuses on areas where the advisor believes value can be added. These include credit analysis and analysis of such factors as interest rate relationships, the relative attractiveness of bond market sectors and the characteristics of individual issues.

The Fund’s dollar-weighted average maturity will generally range between three and ten years.

The Fund primarily purchases bonds that are rated investment grade or better, or if unrated, are of comparable quality. Investments in lower-rated securities are limited to 5% of the Fund’s assets.

The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

1

The Fund may engage in short-term trading of portfolio securities.

The Fund may also enter into futures contracts.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Credit (or Default) Risk

An issuer of a bond may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond’s liquidity and make it more difficult for the Fund to sell.

While U.S. Government Securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. Government Securities issued by an agency or instrumentality of the U.S. government may not be. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported only by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

-	Interest Rate Risk

An increase in prevailing interest rates will cause bonds held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes.

-	Prepayment Risk

The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

2

-	Investment Grade Securities Risk

Many bonds are rated by national bond rating agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s are considered investment grade securities, but are riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

-	Derivatives Risk

The Fund may suffer a loss from its use of futures contracts, which are forms of derivatives. The primary risk with futures is that small price movements can result in substantial gains or losses. Investments in derivatives also entail exposure to the credit risk of the derivative’s counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

-	When-Issued Securities and Delayed Delivery Risk

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

-	Short-Term Trading Risk

Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund’s performance.

3

PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class Y shares. Class A, Class B, Class C and Class K shares, net of applicable sales charges, will have annual returns similar to those of the Class Y shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different sales charges, distribution fees and/or service fees, and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Intermediate Bond Fund CLASS Y

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	[ ]%

Best Quarter:	4.55%	(quarter ended 6/30/95)
Worst Quarter:	(2.49)%	(quarter ended 6/30/04)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	2.92	6.24	6.24	5.78
Return After Taxes on Distributions	1.45	4.20	3.96	3.41
Return After Taxes on Distributions and Sale of Fund Shares	1.89	4.08	3.91	3.45
Lehman Int. Gov’t/Credit Index(2) (reflects no deductions for fees, expenses or taxes)	3.04	7.21	7.15	6.69

4

	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS A
Return Before Taxes	(1.44)	5.10	5.56	5.00
Lehman Int. Gov’t/Credit Index(2) (reflects no deductions for fees, expenses or taxes)	3.04	7.21	7.15	6.56
CLASS B
Return Before Taxes	(3.04)	4.86	5.36	5.30
Lehman Int. Gov’t/Credit Index(2) (reflects no deductions for fees, expenses or taxes)	3.04	7.21	7.15	7.02
CLASS C
Return Before Taxes	0.90	5.24	—	4.76
Lehman Int. Gov’t/Credit Index(2) (reflects no deductions for fees, expenses or taxes)	3.04	7.21	—	6.67
CLASS K
Return Before Taxes	2.67	5.98	5.99	5.36
Lehman Int. Gov’t/Credit Index(2) (reflects no deductions for fees, expenses or taxes)	3.04	7.21	7.15	6.56

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 12/1/91, 11/24/92, 10/25/94, 4/19/96 and 11/20/92, respectively. The index returns from inception for Class Y, Class A, Class B, Class C and Class K shares are from 12/1/91, 12/1/92, 11/1/94, 5/1/96 and 12/1/92, respectively.
(2)	The Lehman Brothers Intermediate Government/Credit Index is a weighted composite of maturities between one and ten years in (i) the Lehman Brothers Government Bond Index, which is made up of publicly issued, fixed-rate, non-convertible debt of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government, and (ii) the Lehman Brothers Credit Index, which is made up of publicly issued, fixed-rate, non-convertible, investment-grade, U.S. corporate and specified foreign debentures and secured notes, including U.S. and non-U.S. industrial, utility and finance bonds, and sovereign, supranational, and non-U.S. agency and government debt securities.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares. The after-tax returns for the Class A, Class B, Class C and Class K shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

5

FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	4%(a)	None	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fees	None	None	None	None	None
Exchange Fees	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%
Non 12b-1 Service Plan Fees	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC payable upon redemption of Class B shares declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares		Class B Shares*			Class B Shares**			Class C Shares*		Class C Shares**		Class K Shares**		Class Y Shares
1 Year	$	[ ]	$	[ ]		$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]
3 Years	$	[ ]	$	[ ]		$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]
5 Years	$	[ ]	$	[ ]		$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]
10 Years	$	[ ]	$	[ ]	***	$	[ ]	***	$	[ ]	$	[ ]	$	[ ]	$	[ ]

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first business day of the month following the eighth anniversary of the issuance.

6

GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody’s Investor Service, Inc. (Moody’s)

Fitch Ratings, Inc. (Fitch)

Standard & Poor’s Rating Services (S&P)

MORE ABOUT THE FUND

The following sections provide additional information about the Fund’s principal investment strategies and risks and describe certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

7

FURTHER INFORMATION

REGARDING THE FUND’S

PRINCIPAL INVESTMENT

STRATEGIES AND RISKS

ASSET-BACKED SECURITIES

Asset-backed securities are debt securities backed by mortgages, installment sales contracts and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (CMOS) and real estate mortgage investment conduits (REMICs). These securities may be issued in multiple classes with each class having its own interest rate and/or final payment date.

-	Investment Strategy

The Fund may invest a portion of its assets in asset-backed securities.

-	Special Risks

In addition to credit and market risk, asset-backed securities may involve prepayment risk if the underlying assets (loans) may be prepaid at any time. The value of asset-backed securities may also change because of actual or perceived changes in the credit worthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty.

Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, interest rate swaps and forward currency exchange contracts.

-	Investment Strategy

The Fund may, but is not required to, use derivative instruments. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), managing certain risks (such as yield curve exposure or interest rate risk) or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return).

There can be no assurance that the Fund will use derivatives to hedge any

8

particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

Foreign securities in which the Fund typically invests include yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks and corporations. Foreign securities in which the Fund may also invest include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States.

-	Investment Strategy

The Fund may invest up to 25% of its total assets in foreign securities.

-	Special Risks

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

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To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign currency-denominated securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

INVESTMENT GRADE CREDIT RATINGS

A security is considered investment grade if, at the time of purchase, it is rated:

•	BBB- or higher by S&P;
•	Baa3 or higher by Moody’s; or
•	BBB- or higher by Fitch.

Whether or not a security is investment grade will be determined based on the lowest rating given by S&P, Moody’s or Fitch.

-	Investment Strategy

Fixed income and convertible securities purchased by the Fund will generally be rated at least investment grade, except that the Fund may also invest in unrated securities if the advisor believes they are comparable in quality.

-	Special Risks

Although securities rated BBB- by S&P or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security’s rating may be reduced. The advisor will consider such an event in determining whether the Fund should continue to hold the security.

U.S. GOVERNMENT SECURITIES

U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. U.S. Government Securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association.

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OTHER INVESTMENT

STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

EXCHANGE-TRADED FUNDS

Exchange-traded funds (ETFs) are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s expenses.

-	Investment Strategy

The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

-	Special Risks

The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

STRIPPED SECURITIES

These securities are issued by the U.S. government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

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-	Special Risks

Stripped securities may be sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage- backed securities and adversely affect the Fund’s total returns.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of less than 13 months.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

-	Special Risks

The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS

Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

-	Special Risks

Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

-	Special Risks

The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund’s investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the

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Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K and Class Y shares through this prospectus. Class K and Class Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other servicing fees as described in the

13

section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. Please see the Statement of Additional Information for information regarding the conversion feature for shares purchased prior to June 16, 2003.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within one year of purchase.

-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Class B and Class C shares and higher annual expenses than Class Y shares. Annual expenses of Class K shares generally are equal to Class A shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

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FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge as a Percentage of*
	Offering Price %		Net Amount Invested %
Less than $100,000	4.00		4.17
$100,000 but less than $250,000	3.00		3.09
$250,000 but less than $500,000	2.00		2.04
$500,000 but less than $1,000,000	1.25		1.27
$1,000,000 or more	None	**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    Investors that have an investment account with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y Shares of another Munder Fund within 60 days of redemption;

7.    banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

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8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of your purchase the market value of any Class A shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or

16

other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment;
-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B or Class C shares of another Munder Fund which you may have exchanged for Class A, Class B, or Class C shares of the Intermediate Bond Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged

17

at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C and Class K shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B and Class C shares and for services provided to shareholders of Class A, Class B, Class C and Class K shares.

Payments made under the Plan by Class A, Class B and Class C shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, Class B, Class C and Class K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Class B and Class C shares to finance activities relating to the distribution of those shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, Class B, Class C and Class K shares of the Fund.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica

18

Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

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If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign currency exchange rates are generally determined as of the close of trading on the London Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at those rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares.

Occasionally, events that affect the value of the Fund’s portfolio securities may occur between the time the principal market for the Fund’s foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund’s NAV appropriately reflects securities’ values at the time of pricing.

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DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, monthly.

The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. Because all or nearly all of the Fund’s income is from interest, distributions will not be eligible for the 15% rate on dividends. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

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Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 0.50% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

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PORTFOLIO MANAGEMENT TEAM

The Fund is co-managed by Michael R. Vandenbossche and Peter G. Root. Mr. Vandenbossche is primarily responsible for the day-to-day management of the Fund’s assets.

Michael R. Vandenbossche, CFA, Senior Portfolio Manager, has been co-manager of the Fund since 2002. He also manages the fixed income portion of the Munder Balanced Fund. Since joining MCM in 1998, Mr. Vandenbossche has managed fixed income portfolios and specialized in trading corporate securities.

Peter G. Root, Managing Director, Chief Investment Officer, Fixed Income has been co-manager of the Fund since 1999. Mr. Root oversees MCM’s fixed income area, directing fixed income strategy, managing institutional portfolios, and trading securities. He also co-manages the Munder Bond Fund. Mr. Root joined MCM in 1991 as a fixed income portfolio manager, and has been actively managing portfolios and working with clients since that time.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [                    ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

INTERMEDIATE BOND FUND(a) (CLASS A)	Year Ended 6/30/05(c) Class A	Year Ended 6/30/04(c) Class A	Year Ended 6/30/03(c) Class A	Year Ended 6/30/02(c) Class A	Year Ended 6/30/01 Class A
Net asset value, beginning of period		$9.88	$9.50	$9.39	$9.09

Income from investment operations:
Net investment income		0.32	0.39	0.49	0.54
Net realized and unrealized gain/(loss) on investments		(0.40)	0.41	0.13	0.31

Total from investment operations		(0.08)	0.80	0.62	0.85

Less distributions:
Dividends from net investment income		(0.38)	(0.42)	(0.51)	(0.55)

Total distributions		(0.38)	(0.42)	(0.51)	(0.55)

Net asset value, end of period		$9.42	$9.88	$9.50	$9.39

Total return (b)		(0.79)%	8.66%	6.71%	9.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$8,588	$10,222	$10,321	$9,768
Ratio of operating expenses to average net assets		1.00%	0.98%	0.94%	0.96%
Ratio of net investment income to average net assets		3.36%	3.98%	5.13%	5.87%
Portfolio turnover rate		86%	87%	85%	179%
Ratio of operating expenses to average net assets without expense waivers		1.00%	0.98%	0.94%	0.96%

(a)	The Munder Intermediate Bond Fund Class A Shares commenced operations on November 24, 1992.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.

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INTERMEDIATE BOND FUND(a) (CLASS B)	Year Ended 6/30/05(c) Class B	Year Ended 6/30/04(c) Class B	Year Ended 6/30/03(c) Class B	Year Ended 6/30/02(c) Class B	Year Ended 6/30/01 Class B
Net asset value, beginning of period		$9.85	$9.47	$9.36	$9.07

Income from investment operations:
Net investment income		0.25	0.31	0.41	0.48
Net realized and unrealized gain/(loss) on investments		(0.39)	0.42	0.14	0.29

Total from investment operations		(0.14)	0.73	0.55	0.77

Less distributions:
Dividends from net investment income		(0.31)	(0.35)	(0.44)	(0.48)

Total distributions		(0.31)	(0.35)	(0.44)	(0.48)

Net asset value, end of period		$9.40	$9.85	$9.47	$9.36

Total return (b)		(1.43)%	7.87%	5.93%	8.69%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$7,812	$15,266	$11,608	$7,563
Ratio of operating expenses to average net assets		1.75%	1.73%	1.69%	1.71%
Ratio of net investment income to average net assets		2.61%	3.23%	4.38%	5.12%
Portfolio turnover rate		86%	87%	85%	179%
Ratio of operating expenses to average net assets without expense waivers		1.75%	1.73%	1.69%	1.71%

(a)	The Munder Intermediate Bond Fund Class B Shares commenced operations on October 25, 1994.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.

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INTERMEDIATE BOND FUND(a) (CLASS C)	Year Ended 6/30/05(c) Class C	Year Ended 6/30/04(c) Class C	Year Ended 6/30/03(c) Class C	Year Ended 6/30/02(c) Class C	Year Ended 6/30/01 Class C
Net asset value, beginning of period		$9.89	$9.51	$9.40	$9.11

Income from investment operations:
Net investment income		0.25	0.31	0.42	0.51
Net realized and unrealized gain/(loss) on investments		(0.39)	0.42	0.13	0.26

Total from investment operations		(0.14)	0.73	0.55	0.77

Less distributions:
Dividends from net investment income		(0.31)	(0.35)	(0.44)	(0.48)

Total distributions		(0.31)	(0.35)	(0.44)	(0.48)

Net asset value, end of period		$9.44	$9.89	$9.51	$9.40

Total return (b)		(1.42)%	7.83%	5.91%	8.65%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$1,531	$1,937	$1,321	$904
Ratio of operating expenses to average net assets		1.75%	1.73%	1.69%	1.71%
Ratio of net investment income to average net assets		2.61%	3.23%	4.38%	5.12%
Portfolio turnover rate		86%	87%	85%	179%
Ratio of operating expenses to average net assets without expense waivers		1.75%	1.73%	1.69%	1.71%

(a)	The Munder Intermediate Bond Fund Class C Shares commenced operations on April 19, 1996.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.

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INTERMEDIATE BOND FUND(a) (CLASS K)	Year Ended 6/30/05(c) Class K	Year Ended 6/30/04(c) Class K	Year Ended 6/30/03(c) Class K	Year Ended 6/30/02(c) Class K	Year Ended 6/30/01 Class K
Net asset value, beginning of period		$9.86	$9.48	$9.37	$9.08

Income from investment operations:
Net investment income		0.32	0.38	0.49	0.55
Net realized and unrealized gain/(loss) on investments		(0.39)	0.42	0.13	0.29

Total from investment operations		(0.07)	0.80	0.62	0.84

Less distributions:
Dividends from net investment income		(0.38)	(0.42)	(0.51)	(0.55)

Total distributions		(0.38)	(0.42)	(0.51)	(0.55)

Net asset value, end of period		$9.41	$9.86	$9.48	$9.37

Total return (b)		(0.69)%	8.67%	6.72%	9.50%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$294,966	$238,012	$242,929	$254,904
Ratio of operating expenses to average net assets		1.00%	0.98%	0.94%	0.96%
Ratio of net investment income to average net assets		3.36%	3.98%	5.13%	5.87%
Portfolio turnover rate		86%	87%	85%	179%
Ratio of operating expenses to average net assets without expense waivers		1.00%	0.98%	0.94%	0.96%

(a)	The Munder Intermediate Bond Fund Class K Shares commenced operations on November 20, 1992.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.

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INTERMEDIATE BOND FUND(a) (CLASS Y)	Year Ended 6/30/05(c) Class Y	Year Ended 6/30/04(c) Class Y	Year Ended 6/30/03(c) Class Y	Year Ended 6/30/02(c) Class Y	Year Ended 6/30/01 Class Y
Net asset value, beginning of period		$9.87	$9.49	$9.38	$9.08

Income from investment operations:
Net investment income		0.35	0.41	0.51	0.58
Net realized and unrealized gain/(loss) on investments		(0.40)	0.42	0.13	0.29

Total from investment operations		(0.05)	0.83	0.64	0.87

Less distributions:
Dividends from net investment income		(0.41)	(0.45)	(0.53)	(0.57)

Total distributions		(0.41)	(0.45)	(0.53)	(0.57)

Net asset value, end of period		$9.41	$9.87	$9.49	$9.38

Total return (b)		(0.54)%	8.93%	6.99%	9.88%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$93,612	$81,411	$119,919	$107,226
Ratio of operating expenses to average net assets		0.75%	0.73%	0.69%	0.71%
Ratio of net investment income to average net assets		3.61%	4.23%	5.38%	6.12%
Portfolio turnover rate		86%	87%	85%	179%
Ratio of operating expenses to average net assets without expense waivers		0.75%	0.73%	0.69%	0.71%

(a)	The Munder Intermediate Bond Class Y Shares commenced operations on December 1, 1991.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

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(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

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SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

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identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

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hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds

Attn: Secretary

480 Pierce Street

Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds P.O. Box 9701 Providence, Rl 02940-9701

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROIMEDBOND1005

Munder International Bond Fund

Class A, B, C, K & Y SHARES

PROSPECTUS

October 31, 2005

Save paper and receive this

document electronically.

Sign up for electronic delivery at

www.munderfunds.com/edelivery

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-Mid Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

TABLE OF C ONTENTS

Munder International Bond Fund

CLASS A, B, C, K & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to realize a competitive total return through a combination of current income and capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in a broad range of bonds. This investment strategy may not be changed without 60 days’ prior notice to shareholders.

Bonds in which the Fund may invest include:

-	obligations issued by foreign governments, their agencies, instrumentalities or political subdivisions;
-	obligations issued or guaranteed by supranational organizations (such as the World Bank);
-	obligations of foreign banks or bank holding companies; and
-	obligations of foreign corporations.

The Fund also may invest in bonds of domestic issuers that are denominated in foreign currencies. Generally, the Fund will invest at least 80% of its assets in the securities of issuers in at least three foreign countries.

The Fund’s strategy focuses on analysis of bond yield relationships and specifically focuses on making allocation decisions based on yield relationships between countries, pricing inefficiencies in the marketplace and yield curve analysis.

The Fund will generally purchase bonds that are rated investment grade or better, or if unrated, are of comparable quality, The portfolio’s dollar-weighted average maturity will generally range between three and fifteen years.

The Fund may engage in short-term trading of portfolio securities.

The Fund is “non-diversified” under the Investment Company Act of 1940 and may invest more of its assets in fewer issuers than a “diversified” investment company.

1

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Credit (or Default) Risk

An issuer of a bond may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond’s liquidity and make it more difficult for the Fund to sell.

-	Interest Rate Risk

An increase in prevailing interest rates will cause bonds held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes.

-	Foreign Securities Risk

The Fund’s investments in foreign securities involve risks not associated with investing in U.S. securities and can affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Geographic Risk: If the Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

2

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s foreign investments.

Regulatory Risk: Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

-	Non-Diversified Risk

The Fund may invest more of its assets in fewer issuers than many other funds do, may be more susceptible to adverse developments affecting any single issuer, and may be more susceptible to greater losses because of these developments.

-	Investment Grade Securities Risk

Many bonds are rated by national bond rating agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s are considered investment grade securities, but are riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

-	Short-Term Trading Risk

Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund’s performance.

3

PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class Y shares. Performance of Class A, Class B, Class C and Class K shares, net of applicable sales charges, will have annual returns similar to those of the Class Y shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different sales charges, distribution fees and/or service fees, and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder International Bond Fund CLASS Y

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	[ ]%

Best Quarter:	13.75%	(quarter ended 6/30/02)
Worst Quarter:	(5.51)%	(quarter ended 3/31/97)

4

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %	5 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	10.81	8.32	6.00
Return After Taxes on Distributions	8.34	7.16	4.72
Return After Taxes on Distributions and Sale of Fund Shares	7.20	6.52	4.40
Citigroup Non-U.S.$ World Index(2) (reflects no deductions for fees, expenses or taxes)	12.13	8.77	6.37
CLASS A
Return Before Taxes	6.17	7.16	5.26
Citigroup Non-U.S.$ World Index(2) (reflects no deductions for fees, expenses or taxes)	12.13	8.77	6.22
CLASS B
Return Before Taxes	4.72	6.96	5.62
Citigroup Non-U.S.$ World Index(2) (reflects no deductions for fees, expenses or taxes)	12.13	8.77	7.28
CLASS C
Return Before Taxes	8.74	7.42	6.42
Citigroup Non-U.S.$ World Index(2) (reflects no deductions for fees, expenses or taxes)	12.13	8.77	8.02
CLASS K
Return Before Taxes	11.57	7.65	6.38
Citigroup Non-U.S.$ World Index(2) (reflects no deductions for fees, expenses or taxes)	12.13	8.77	7.33

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 10/2/96, 10/17/96, 6/9/97, 6/4/98 and 3/25/97, respectively. The index returns from inception for Class Y, Class A, Class B, Class C and Class K shares are from 10/1/96, 11/1/96, 6/1/97, 6/1/98 and 4/1/97, respectively.
(2)	The Citigroup Non-U.S. Dollar World Government Bond Index is a market-weighted index that includes the government bond markets that are freely open to investors (excluding the United States) and have a total market capitalization of at least $20 billion, € 15 billion and ¥ 2.5 trillion.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares. The after-tax returns for the Class A, Class B, Class C and Class K shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

5

FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares		Class B Shares		Class C Shares		Class K Shares		Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	4%	(a)	None		None		None		None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None	(b)	5%	(c)	1%	(d)	None		None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None		None		None		None		None
Redemption Fees	2%	(e)	2%	(e)	2%	(e)	2%	(e)	2%	(e)
Exchange Fees	None		None		None		None		None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares		Class B Shares		Class C Shares		Class K Shares		Class Y Shares
Management Fees	0.50%		0.50%		0.50%		0.50%		0.50%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.00%		0.00%
Non 12b-1 Service Plan Fees	0.00%		0.00%		0.00%		0.25%		0.00%
Other Expenses	[ ]%		[ ]%		[ ]%		[ ]%		[ ]%

Total Annual Fund Operating Expenses	[ ]%		[ ]%		[ ]%		[ ]%		[ ]%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC payable upon redemption of Class B shares declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)	A short-term trading fee of 2% may be assessed on redemptions within 60 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable minimum or because the Fund is unable to verify an accountholder’s identity within a reasonable time after the account is opened.

6

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares			Class B Shares*			Class B Shares**			Class C Shares*			Class C Shares**			Class K Shares			Class Y Shares
1 Year	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
3 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
5 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
10 Years	$	[	]	$	[	]***	$	[	]***	$	[	]	$	[	]	$	[	]	$	[	]

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund following the first business day of the month following the eighth anniversary of the issuance.

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GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include yankee bonds, which are dollar denominated bonds issued in the U.S. by foreign banks and corporations.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody’s Investor Service, Inc. (Moody’s)

Fitch Ratings, Inc. (Fitch)

Standard & Poor’s Rating Services (S&P)

MORE ABOUT THE FUND

The following sections provide additional information about the Fund’s principal investment strategies and risks and describe certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

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FURTHER INFORMATION

REGARDING THE FUND’S

PRINCIPAL INVESTMENT

STRATEGIES AND RISKS

INVESTMENT GRADE CREDIT RATINGS

A security is considered investment grade if, at the time of purchase, it is rated:

•	BBB- or higher by S&P;
•	Baa3 or higher by Moody’s; or
•	BBB- or higher by Fitch.

Whether or not a security is investment grade will be determined based on the lowest rating given by S&P, Moody’s or Fitch.

-	Investment Strategy

Fixed income and convertible securities purchased by the Fund will generally be rated at least investment grade, except that the Fund may also invest in unrated securities if the advisor believes they are comparable in quality.

-	Special Risks

Although securities rated BBB- by S&P or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security’s rating may be reduced. The advisor will consider such an event in determining whether the Fund should continue to hold the security.

OTHER INVESTMENT

STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, interest rate swaps and forward currency exchange contracts.

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-	Investment Strategy

The Fund may, but is not required to, use derivative instruments. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return).

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3 of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

STRIPPED SECURITIES

These securities are issued by the U.S. government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

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-	Special Risks

Stripped securities may be sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage- backed securities and adversely affect the Fund’s total returns.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

-	Special Risks

The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

U.S. GOVERNMENT SECURITIES

U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. U.S. Government Securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association.

VARIABLE AND FLOATING RATE INSTRUMENTS

Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

-	Special Risks

Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

-	Special Risks

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that

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the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

-	Special Risks

The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund’s investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

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For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K and Class Y shares through this prospectus. Class K and Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other servicing fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. Please see the Statement of Additional Information for information regarding the conversion feature for shares purchased prior to June 16, 2003.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within one year of purchase.

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-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Class B and Class C shares and higher annual expenses than Class Y shares. Annual expenses of Class K shares generally are equal to Class A shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge as a Percentage of*
	Offering Price %		Net Amount Invested %
Less than $100,000	4.00		4.17
$100,000 but less than $250,000	3.00		3.09
$250,000 but less than $500,000	2.00		2.04
$500,000 but less than $1,000,000	1.25		1.27
$1,000,000 or more	None	**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

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SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    investors that have investment account or relationship with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full- time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y Shares of another Munder Fund within 60 days of redemption;

7.    banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales charge on Class A shares you purchase

15

during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of your purchase the market value of any Class A shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment;
-	Class B shares within six years of buying them; or

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-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B or Class C shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the International Bond Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time). For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

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DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C and Class K shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B and Class C shares and for services provided to shareholders of Class A, Class B, Class C and Class K shares.

Payments made under the Plan by Class A, Class B and Class C shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the daily net assets of the Fund attributable to Class A, Class B, Class C and Class K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of those shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, Class B, Class C and Class K shares of the Fund and may cost you more than paying other types of sales charges.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non- cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to

18

Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadline to that time. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during the quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

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Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign currency exchange rates are generally determined as of the close of trading on the London Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at those rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares.

Occasionally, events that affect the value of the Fund’s portfolio securities may occur between the time the principal market for the Fund’s foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees. In the event of a significant change in the value of U.S. markets, as represented by the S&P 500 Index or other appropriate benchmark, following the close of the overseas exchanges or markets for the securities in which the Fund invests, an adjustment to the value of the Fund or one or more securities held by the Fund may be applied in accordance with procedures approved by the Fund’s Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund’s NAV appropriately reflects securities’ values at the time of pricing.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in

20

your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. Because all or nearly all of the Fund’s income is from interest, distributions will not be eligible for the 15% rate on dividends. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

If the Fund satisfies various requirements (which it expects to satisfy) it may elect to pass through its foreign tax credits to its shareholders.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the

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original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 0.50% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustee’s approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

PORTFOLIO MANAGEMENT TEAM

The Fund is co-managed by Sharon E. Fayolle and Paul M. LaCoursiere. Mr. LaCoursiere is primarily responsible for the day-to-day management of the Fund’s assets.

Sharon E. Fayolle, Managing Director, Cash Management, has been co-manager of the Fund since joining MCM in 1996. Ms. Fayolle also oversees the management of cash and short-term fixed income portfolios and money market funds, as well as the trading of money market securities.

Paul M. LaCoursiere, Portfolio Manager, has been co-manager of the Fund since 2004. Mr. LaCoursiere also manages fixed income portfolios, provides quantitative investment strategy analysis, and specializes in trading government and mortgage-backed bonds. He is a member of

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MCM’s Taft-Hartley and Insurance teams. Before joining MCM in 2002, Mr. LaCoursiere had a professional background in company finance and quantitative financial/engineering analysis.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [                    ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

INTERNATIONAL BOND FUND(a) (CLASS A)	Year Ended 6/30/05(c) Class A	Year Ended 6/30/04(c) Class A	Year Ended 6/30/03(c) Class A	Year Ended 6/30/02(c) Class A		Year Ended 6/30/01(c) Class A
Net asset value, beginning of period		$11.50	$9.70	$8.60		$9.29

Income/(loss) from investment operations:
Net investment income		0.16	0.25	0.25		0.25
Net realized and unrealized gain/(loss) on investments		0.52	1.64	0.99		(0.94)

Total from investment operations		0.68	1.89	1.24		(0.69)

Less distributions:
Dividends from net investment income		(0.58)	(0.09)	(0.14)		—
Distributions from net realized gains		(0.12)	—	—		—
Distributions from capital		—	—	(0.00	)(d)	—

Total distributions		(0.70)	(0.09)	(0.14)		—

Net asset value, end of period		$11.48	$11.50	$9.70		$8.60

Total return (b)		5.82%	19.63%	14.50%		(7.43)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$5,576	$3,191	$1,308		$1,327
Ratio of operating expenses to average net assets		1.41%	1.39%	1.14%		1.10%
Ratio of net investment income to average net assets		1.37%	2.31%	2.83%		2.78%
Portfolio turnover rate		64%	87%	25%		87%
Ratio of operating expenses to average net assets without expense waivers		1.42%	1.40%	1.14%		1.10%

(a)	The Munder International Bond Fund Class A Shares commenced operations on October 17, 1996.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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INTERNATIONAL BOND FUND(a) (CLASS B)	Year Ended 6/30/05(c) Class B	Year Ended 6/30/04(c) Class B	Year Ended 6/30/03(c) Class B	Year Ended 6/30/02(c) Class B		Year Ended 6/30/01(c) Class B
Net asset value, beginning of period		$11.30	$9.53	$8.48		$9.23

Income/(loss) from investment operations:
Net investment income		0.07	0.16	0.18		0.18
Net realized and unrealized gain/(loss) on investments		0.50	1.63	0.98		(0.93)

Total from investment operations		0.57	1.79	1.16		(0.75)

Less distributions:
Dividends from net investment income		(0.49)	(0.02)	(0.11)		—
Distributions from net realized gains		(0.12)	—	—		—
Distributions from capital		—	—	(0.00	)(d)	—

Total distributions		(0.61)	(0.02)	(0.11)		—

Net asset value, end of period		$11.26	$11.30	$9.53		$8.48

Total return (b)		4.91%	18.75%	13.78%		(8.13)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$1,611	$1,784	$258		$132
Ratio of operating expenses to average net assets		2.16%	2.14%	1.89%		1.85%
Ratio of net investment income to average net assets		0.62%	1.56%	2.08%		2.03%
Portfolio turnover rate		64%	87%	25%		87%
Ratio of operating expenses to average net assets without expense waivers		2.17%	2.15%	1.89%		1.85%

(a)	The Munder International Bond Fund Class B Shares commenced operations on June 9, 1997.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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INTERNATIONAL BOND FUND(a) (CLASS C)	Year Ended 6/30/05(c) Class C	Year Ended 6/30/04(c) Class C	Year Ended 6/30/03(c) Class C	Year Ended 6/30/02(c) Class C		Year Ended 6/30/01(c) Class C
Net asset value, beginning of period		$11.46	$9.67	$8.61		$9.29

Income/(loss) from investment operations:
Net investment income		0.07	0.17	0.19		0.18
Net realized and unrealized gain/(loss) on investments		0.52	1.64	0.98		(0.86)

Total from investment operations		0.59	1.81	1.17		(0.68)

Less distributions:
Dividends from net investment income		(0.49)	(0.02)	(0.11)		—
Distributions from net realized gains		(0.12)	—	—		—
Distributions from capital		—	—	(0.00	)(d)	—

Total distributions		(0.61)	(0.02)	(0.11)		—

Net asset value, end of period		$11.44	$11.46	$9.67		$8.61

Total return (b)		5.02%	18.68%	13.69%		(7.32)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$1,662	$1,053	$237		$37
Ratio of operating expenses to average net assets		2.16%	2.14%	1.89%		1.85%
Ratio of net investment income to average net assets		0.62%	1.56%	2.08%		2.03%
Portfolio turnover rate		64%	87%	25%		87%
Ratio of operating expenses to average net assets without expense waivers		2.17%	2.15%	1.89%		1.85%

(a)	The Munder International Bond Fund Class C Shares commenced operations on June 4, 1998.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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INTERNATIONAL BOND FUND(a) (CLASS K)	Year Ended 6/30/05 Class K	Year Ended 6/30/04(c) Class K	Year Ended 6/30/03(c) Class K	Year Ended 6/30/02(c) Class K		Year Ended 6/30/01(c) Class K
Net asset value, beginning of period		$11.42	$9.72	$8.61		$9.29

Income/(loss) from investment operations:
Net investment income		0.18	0.25	0.26		0.25
Net realized and unrealized gain/(loss) on investments		0.58	1.54	0.99		(0.93)

Total from investment operations		0.76	1.79	1.25		(0.68)

Less distributions:
Dividends from net investment income		(0.58)	(0.09)	(0.14)		—
Distributions from net realized gains		(0.12)	—	—		—
Distributions from capital		—	—	(0.00	)(d)	—

Total distributions		(0.70)	(0.09)	(0.14)		—

Net asset value, end of period		$11.48	$11.42	$9.72		$8.61

Total return (b)		6.72%	18.55%	14.60%		(7.32)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$0 (e)	$0 (e)	$7		$95
Ratio of operating expenses to average net assets		1.41%	1.39%	1.14%		1.10%
Ratio of net investment income to average net assets		1.37%	2.31%	2.83%		2.78%
Portfolio turnover rate		64%	87%	25%		87%
Ratio of operating expenses to average net assets without expense waivers		1.42%	1.40%	1.14%		1.10%

(a)	The Munder International Bond Fund Class K shares commenced operations on March 25, 1997.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.
(e)	Net assets at end of the period were less than $1,000.

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INTERNATIONAL BOND FUND(a) (CLASS Y)	Year Ended 6/30/05 Class Y	Year Ended 6/30/04(c) Class Y	Year Ended 6/30/03(c) Class Y	Year Ended 6/30/02(c) Class Y		Year Ended 6/30/01(c) Class Y
Net asset value, beginning of period		$11.56	$9.76	$8.66		$9.33

Income/(loss) from investment operations:
Net investment income		0.19	0.27	0.28		0.27
Net realized and unrealized gain/(loss) on investments		0.52	1.65	1.00		(0.94)

Total from investment operations		0.71	1.92	1.28		(0.67)

Less distributions:
Dividends from net investment income		(0.61)	(0.12)	(0.18)		—
Distributions from net realized gains		(0.12)	—	—		—
Distributions from capital		—	—	(0.00	)(d)	—

Total distributions		(0.73)	(0.12)	(0.18)		—

Net asset value, end of period		$11.54	$11.56	$9.76		$8.66

Total return (b)		6.06%	19.80%	14.98%		(7.18)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$46,103	$39,434	$35,057		$31,083
Ratio of operating expenses to average net assets		1.16%	1.14%	0.89%		0.85%
Ratio of net investment income to average net assets		1.62%	2.56%	3.08%		3.03%
Portfolio turnover rate		64%	87%	25%		87%
Ratio of operating expenses to average net assets without expense waivers		1.17%	1.15%	0.89%		0.85%

(a)	The Munder International Bond Fund Class Y Shares commenced operations on October 2, 1996.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

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(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

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SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

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identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

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hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds

Attn: Secretary

480 Pierce Street

Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds

P.O. Box 9701

Providence, Rl 02940-9701

By overnight delivery:	The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROINTLBOND1005

Munder International Equity Fund

Class A, B, C, K & Y SHARES

PROSPECTUS

October 31, 2005

Save paper and receive this

document electronically.

Sign up for electronic delivery at

www.munderfunds.com/edelivery

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-Mid Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder International Equity Fund

Class A, B, C, K & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing primarily in foreign securities (i.e., non-U.S. dollar-denominated securities traded outside of U.S. and dollar-denominated securities of foreign issuers traded in the U.S.).

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities (i.e., common stocks, preferred stocks, convertible securities, and rights and warrants, including depositary receipts for such securities). This investment strategy may not be changed without 60 days’ prior notice to shareholders.

Generally, the Fund will invest at least 80% of its assets in the securities of issuers in at least three foreign countries. Most investments will be in mature markets, but the Fund may also invest in emerging markets.

The advisor employs a highly quantitative approach to investing. Securities are selected by the advisor using a modeling process to select securities that the advisor believes will have strong relative performance and acceptable risk characteristics. In selecting securities for investment by the Fund, the advisor maintains a list of securities that represents the universe of securities in which the Fund may invest. The list is generally made up of securities of companies (i) included in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index), (ii) located in countries represented in the MSCI EAFE Index or (iii) included in other international indices. The securities included in the universe normally have market capitalizations above $1 billion. The list is updated regularly. However, the Fund may hold securities that are not on the list or that have been removed from the list depending on the views of the Fund’s advisor.

Using the universe of securities described above, investments in the Fund are

1

generally divided into two categories. The first category is designed to provide broad coverage of developed international markets with a slightly higher market capitalization bias. This category of securities will generally account for at least 60% of the Fund’s total assets. The second category of securities is designed to provide exposure to other types of securities, including securities of companies in emerging markets and/or securities that have relatively smaller market capitalizations than those in the MSCI EAFE Index. Both categories of securities invested in by the Fund will be compared to the weightings of individual securities holdings, sectors and countries reflected in the MSCI EAFE Index in order to minimize any performance disparity of the Fund from that of the MSCI EAFE Index.

The Fund may also engage in foreign currency transactions, and may utilize exchange-traded funds to manage liquidity.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

-	Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

-	Growth Investing Risk

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

-	Foreign Securities Risk

The Fund’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

Currency Risk: The risk that changes in currency exchange rates

2

will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.

Geographic Risk: If the Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s foreign investments.

Regulatory Risk: Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

-	Small Company Stock Risk

The stocks of small companies may have more risks than those of larger companies. Small companies often have

3

narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. In addition, small companies’ stocks typically are traded in lower volume making them difficult to sell.

-	ETF Risk

ETFs are investment companies that are bought and sold on a securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. The risk of owning an ETF generally reflects the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

4

PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund compare to those of the Fund’s current and prior benchmark index, each of which is a broad-based securities market index.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class Y shares. Class A, Class B, Class C and Class K shares, net of applicable sales charges, will have annual returns similar to those of the Class Y shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different sales charges, distribution fees and/or service fees, and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder International Equity Fund CLASS Y

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	[ ]%

Best Quarter:	25.39%	(quarter ended 12/31/99)
Worst Quarter:	(19.59)%	(quarter ended 9/30/02)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	17.14	(2.50)	6.51	7.03
Return After Taxes on Distributions	17.20	(3.00)	5.28	6.02
Return After Taxes on Distributions and Sale of Fund Shares	11.46	(2.22)	5.15	5.75
MSCI All Country World Index ex-U.S.(2) (reflects no deductions for fees, expenses or taxes)	21.36	0.02	6.02	6.98
MSCI EAFE Index(3) (reflects no deductions for fees or expenses)	20.70	(0.80)	5.94	6.83

5

	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS A
Return Before Taxes	10.39	(3.87)	5.63	6.34
MSCI All Country World Index ex-U.S.(2) (reflects no deductions for fees, expenses or taxes)	21.36	0.02	6.02	8.24
MSCI EAFE Index(3) (reflects no deductions for fees or expenses)	20.70	(0.80)	5.94	8.14
CLASS B
Return Before Taxes	10.90	(3.84)	5.62	4.67
MSCI All Country World Index ex-U.S.(2) (reflects no deductions for fees, expenses or taxes)	21.36	0.02	6.02	5.48
MSCI EAFE Index(3) (reflects no deductions for fees or expenses)	20.70	(0.80)	5.94	5.46
CLASS C
Return Before Taxes	14.99	(3.50)	—	4.70
MSCI All Country World Index ex-U.S.(2) (reflects no deductions for fees, expenses or taxes)	21.36	0.02	—	5.84
MSCI EAFE Index(3) (reflects no deductions for fees or expenses)	20.70	(0.80)	—	5.65
CLASS K
Return Before Taxes	16.82	(2.76)	6.24	6.96
MSCI All Country World Index ex-U.S.(2) (reflects no deductions for fees, expenses or taxes)	21.36	0.02	6.02	8.24
MSCI EAFE Index(3) (reflects no deductions for fees or expenses)	20.70	(0.80)	5.94	8.14

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 12/1/91, 11/30/92, 3/9/94, 9/29/95 and 11/23/92, respectively. The index returns from inception for Class Y, Class A, Class B, Class C and Class K shares are from 12/1/91, 12/1/92, 3/1/94, 10/1/95 and 12/1/92, respectively.
(2)	The Morgan Stanley Capital International (MSCI) All Country World Index ex-U.S. is an unmanaged index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.
(3)	The Fund’s benchmark has been changed from the MSCI All Country World Index ex-U.S. to the MSCI EAFE Index. The advisor believes that the MSCI EAFE Index more closely reflects the investment strategies of the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization index that is unmanaged and designed to measure developed equity market performance, excluding the U.S. and Canada. Returns shown are net of foreign withholding taxes applicable to U.S. investors.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares. The after-tax returns for the Class A, Class B, Class C and Class K shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

6

FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	5.5%(a)	None	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fees	2%(e)	2%(e)	2%(e)	2%(e)	2%(e)
Exchange Fees	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%
Non 12b-1 Service Plan Fees	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC payable upon redemption of Class B shares declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)	A short-term trading fee of 2% may be assessed on redemptions within 60 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable minimum or because the Fund is unable to verify an accountholder’s identity within a reasonable time after the account is opened.

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Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares			Class B Shares*			Class B Shares**			Class C Shares*			Class C Shares**			Class K Shares			Class Y Shares
1 Year	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
3 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
5 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
10 Years	$	[	]	$	[	]***	$	[	]***	$	[	]	$	[	]	$	[	]	$	[	]

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first business day of the month following the eighth anniversary of the issuance.

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GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period or a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or may be unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

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MORE ABOUT THE FUND

This section describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

OTHER INVESTMENT

STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

-	Investment Strategy

The Fund may, but is not required to, use derivative instruments. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return).

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact

10

that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

-	Special Risks

The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

-	Special Risks

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

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PUBLICATION OF
PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

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SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K and Class Y shares through this prospectus. Class K and Class Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other servicing fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. Please see the Statement of Additional Information for information regarding the conversion feature for shares purchased prior to June 16, 2003.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within one year of purchase.

-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Class B and Class C shares and higher annual expenses than Class Y shares. Annual expenses of Class K shares generally are equal to Class A shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

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APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sale Charges as a Percentage of*
	Offering Price %		Net Amount Invested %
Less than $25,000	5.50		5.82
$25,000 but less than $50,000	5.25		5.54
$50,000 but less than $100,000	4.50		4.71
$100,000 but less than $250,000	3.50		3.63
$250,000 but less than $500,000	2.50		2.56
$500,000 but less than $1,000,000	1.50		1.52
$1,000,000 or more	None	**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    investors that have an investment account or relationship with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full- time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y Shares of another Munder Fund within 60 days of redemption;

7.    banks and other financial institutions that have entered into agreements with the

14

Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of your purchase the market value of any Class A shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

15

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment;
-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B or Class C shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the International Equity Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were

16

acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C and Class K shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B and Class C shares and for services provided to shareholders of Class A, Class B, Class C or Class K shares.

Payments made under the Plan by Class A, Class B and Class C shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, Class B, Class C and Class K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Class B and Class C shares to finance activities relating to the distribution of those shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, Class B, Class C and Class K shares of the Fund.

17

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time. The NAV of the Fund is generally

18

based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign currency exchange rates are generally determined as of the close of trading on the London Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at those rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares.

Occasionally, events that affect the value of the Fund’s portfolio securities may occur between the time the principal market for the Fund’s foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees. In the event of a significant change in the value of U.S. equity markets, as represented by the S&P 500 Index or other appropriate benchmark, following the close of the overseas exchanges or markets for the securities in which the Fund invests, an adjustment to the value of the Fund or one or more securities held by the Fund may be applied in accordance with procedures approved by the Fund’s Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund’s NAV appropriately reflects securities’ value at the time of pricing.

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As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

DISTRIBUTIONS

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more than 60-

20

day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

If the Fund satisfies various requirements which it expects to satisfy, it may elect to pass through its foreign tax credits to its shareholders.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short- term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, and

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research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

PORTFOLIO MANAGEMENT TEAM

A team of professionals employed by MCM makes investment decisions for the Fund.

The team consists of Brian E. Kozeliski and Armando J. Lacayo. The Fund is managed utilizing a quantitative model. Mr. Kozeliski is co-manager of the Fund, and Mr. Lacayo is a member of the portfolio management team providing quantitative research.

Brian E. Kozeliski, CFA, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2000. Mr. Kozeliski joined MCM in 1999 and joined MCM’s international equity team in March 2005. Prior to March 2005, Brian was a member of World Asset Management (a division of MCM focused on indexed and quantitative investing), providing analytical and trading support for World Asset Management’s complete international equity product line, including the Munder International Equity Fund.

Armando J. Lacayo, Director, Quantitative Analysis, has been a member of the Fund’s portfolio management team since 2005. Mr. Lacayo provides quantitative research, including attribution analysis, for all of MCM’s equity investment styles and manages MCM’s quantitative support group. Prior to joining MCM in 2000, Armando worked at Barra Inc. as a consultant, assisting equity clients develop risk management solutions, and at Lehman Brothers as a research analyst.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [                        ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

INTERNATIONAL EQUITY FUND(a) (CLASS A)	Year Ended 6/30/05(c) Class A	Year Ended 6/30/04(c) Class A		Year Ended 6/30/03(c) Class A	Year Ended 6/30/02(c) Class A	Year Ended 6/30/01 Class A
Net asset value, beginning of period		$10.04		$10.52	$12.15	$18.06

Income/(loss) from investment operations:
Net investment income		0.09		0.11	0.11	0.08
Net realized and unrealized gain/(loss) on investments		2.74		(0.49)	(1.70)	(4.66)

Total from investment operations		2.83		(0.38)	(1.59)	(4.58)

Less distributions:
Dividends from net investment income		(0.23)		(0.10)	(0.04)	(0.10)
Distributions from net realized gains		—		—	—	(1.23)

Total distributions		(0.23)		(0.10)	(0.04)	(1.33)

Net asset value, end of period		$12.64		$10.04	$10.52	$12.15

Total return (b)		28.09%		(3.38)%	(13.11)%	(26.58)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$6,031		$3,849	$5,576	$8,728
Ratio of operating expenses to average net assets		1.83%		1.56%	1.38%	1.38%
Ratio of net investment income to average net assets		0.77	%(d)	1.17%	0.98%	0.62%
Portfolio turnover rate		37%		31%	22%	27%
Ratio of operating expenses to average net assets without expense waivers		1.84%		1.56%	1.38%	1.38%

(a)	The Munder International Equity Fund Class A Shares commenced operations on November 30, 1992.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Ratio of net investment income to average net assets varies by class in amounts other than the differing 12b-1 fees due to the timing of income recognition and fluctuating net asset levels.

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INTERNATIONAL EQUITY FUND(a) (CLASS B)	Year Ended 6/30/05(c) Class B	Year Ended 6/30/04(c) Class B		Year Ended 6/30/03(c) Class B	Year Ended 6/30/02(c) Class B	Year Ended 6/30/01 Class B
Net asset value, beginning of period		$9.73		$10.21	$11.84	$17.68

Income/(loss) from investment operations:
Net investment income/(loss)		0.02		0.04	0.02	(0.02)
Net realized and unrealized gain/(loss) on investments		2.62		(0.47)	(1.64)	(4.54)

Total from investment operations		2.64		(0.43)	(1.62)	(4.56)

Less distributions:
Dividends from net investment income		(0.13)		(0.05)	(0.01)	(0.05)
Distributions in excess of net investment income		—		—	—	—
Distributions from net realized gains		—		—	—	(1.23)

Total distributions		(0.13)		(0.05)	(0.01)	(1.28)

Net asset value, end of period		$12.24		$9.73	$10.21	$11.84

Total return (b)		27.20%		(4.17)%	(13.64)%	(27.10)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$1,885		$812	$1,289	$2,201
Ratio of operating expenses to average net assets		2.58%		2.31%	2.13%	2.13%
Ratio of net investment income/(loss) to average net assets		0.20	%(d)	0.42%	0.23%	(0.13)%
Portfolio turnover rate		37%		31%	22%	27%
Ratio of operating expenses to average net assets without expense waivers		2.59%		2.31%	2.13%	2.13%

(a)	The Munder International Equity Fund Class B Shares commenced operations on March 9, 1994.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Ratio of net investment income to average net assets varies by class in amounts other than the differing 12b-1 fees due to the timing of income recognition and fluctuating net asset levels.

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INTERNATIONAL EQUITY FUND(a) (CLASS C)	Year Ended 6/30/05(c) Class C	Year Ended 6/30/04(c) Class C		Year Ended 6/30/03(c) Class C	Year Ended 6/30/02(c) Class C	Year Ended 6/30/01 Class C
Net asset value, beginning of period		$9.82		$10.31	$11.95	$17.86

Income/(loss) from investment operations:
Net investment income/(loss)		(0.00	)(d)	0.04	0.02	0.04
Net realized and unrealized gain/(loss) on investments		2.67		(0.48)	(1.65)	(4.67)

Total from investment operations		2.67		(0.44)	(1.63)	(4.63)

Less distributions:
Dividends from net investment income		(0.13)		(0.05)	(0.01)	(0.05)
Distributions in excess of net investment income		—		—	—	—
Distributions from net realized gains		—		—	—	(1.23)

Total distributions		(0.13)		(0.05)	(0.01)	(1.28)

Net asset value, end of period		$12.36		$9.82	$10.31	$11.95

Total return (b)		27.26%		(4.23)%	(13.67)%	(27.12)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$1,724		$1,270	$1,805	$3,483
Ratio of operating expenses to average net assets		2.58%		2.31%	2.13%	2.13%
Ratio of net investment income/(loss) to average net assets		(0.00	)%(e)	0.42%	0.23%	(0.13)%
Portfolio turnover rate		37%		31%	22%	27%
Ratio of operating expenses to average net assets without expense waivers		2.59%		2.31%	2.13%	2.13%

(a)	The Munder International Equity Fund Class C Shares commenced operations on September 29, 1995.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.
(e)	Ratio of net investment loss to average net assets varies by class in amounts other than the differing 12b-1 fees due to the timing of income recognition and fluctuating net asset levels.

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INTERNATIONAL EQUITY FUND(a) (CLASS K)	Year Ended 6/30/05(c) Class K	Year Ended 6/30/04(c) Class K		Year Ended 6/30/03(c) Class K	Year Ended 6/30/02(c) Class K	Year Ended 6/30/01 Class K
Net asset value, beginning of period		$10.05		$10.53	$12.14	$18.03

Income/(loss) from investment operations:
Net investment income		0.06		0.11	0.11	0.09
Net realized and unrealized gain/(loss) on investments		2.76		(0.49)	(1.68)	(4.65)

Total from investment operations		2.82		(0.38)	(1.57)	(4.56)

Less distributions:
Dividends from net investment income		(0.23)		(0.10)	(0.04)	(0.10)
Distributions from net realized gains		—		—	—	(1.23)

Total distributions		(0.23)		(0.10)	(0.04)	(1.33)

Net asset value, end of period		$12.64		$10.05	$10.53	$12.14

Total return (b)		28.09%		(3.48)%	(12.96)%	(26.51)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$19,980		$22,581	$63,082	$80,634
Ratio of operating expenses to average net assets		1.83%		1.56%	1.38%	1.38%
Ratio of net investment income to average net assets		0.53	%(d)	1.17%	0.98%	0.62%
Portfolio turnover rate		37%		31%	22%	27%
Ratio of operating expenses to average net assets without expense waivers		1.84%		1.56%	1.38%	1.38%

(a)	The Munder International Equity Fund Class K Shares commenced operations on November 23, 1992.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Ratio of net investment income to average net assets varies by class in amounts other than the differing 12b-1 fees due to the timing of income recognition and fluctuating net asset levels.

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INTERNATIONAL EQUITY FUND(a) (CLASS Y)	Year Ended 6/30/05(c) Class Y	Year Ended 6/30/04(c) Class Y		Year Ended 6/30/03(c) Class Y	Year Ended 6/30/02(c) Class Y	Year Ended 6/30/01 Class Y
Net asset value, beginning of period		$10.14		$10.62	$12.23	$18.16

Income/(loss) from investment operations:
Net investment income		0.11		0.13	0.13	0.15
Net realized and unrealized gain/(loss) on investments		2.77		(0.49)	(1.69)	(4.72)

Total from investment operations		2.88		(0.36)	(1.56)	(4.57)

Less distributions:
Dividends from net investment income		(0.26)		(0.12)	(0.05)	(0.13)
Distributions from net realized gains		—		—	—	(1.23)

Total distributions		(0.26)		(0.12)	(0.05)	(1.36)

Net asset value, end of period		$12.76		$10.14	$10.62	$12.23

Total return (b)		28.56%		(3.26)%	(12.70)%	(26.36)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$34,887		$27,185	$38,790	$47,444
Ratio of operating expenses to average net assets		1.58%		1.31%	1.13%	1.13%
Ratio of net investment income to average net assets		0.95	%(d)	1.42%	1.23%	0.87%
Portfolio turnover rate		37%		31%	22%	27%
Ratio of operating expenses to average net assets without expense waivers		1.59%		1.32%	1.13%	1.13%

(a)	The Munder International Equity Fund Class Y Shares commenced operations on December 1, 1991.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Ratio of net investment income to average net assets varies by class in amounts other than the differing 12b-1 fees due to the timing of income recognition and fluctuating net asset levels.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

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(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

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SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

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identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

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hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds Attn: Secretary

480 Pierce Street Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds P.O. Box 9701 Providence, Rl 02940-9701

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROINTLEQ1005

Munder Internet Fund

CLASS A, B, C, K, R & Y SHARES

PROSPECTUS

October 31, 2005

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document electronically.

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-Mid Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Internet Fund

CLASS A, B, C, K, R & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing primarily in domestic and, to a lesser extent, foreign companies positioned to benefit from the growth of the Internet. These types of companies fall into three basic categories:

-	Pure plays—companies whose core business models are focused exclusively on the Internet;
-	Builders—companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and
-	Beneficiaries—companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of the types of companies positioned to benefit from the growth of the Internet. This investment strategy may not be changed without 60 days’ prior notice to shareholders.

There is no limit on the market capitalization of the companies the Fund may invest in or on the length of operating history for the companies. The Fund may invest without limit in initial public offerings (IPOs), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund’s performance.

The Fund may purchase and sell options on securities, stock market indices or futures and may use exchange-traded funds (ETFs) to manage cash.

The Fund may engage in short-term trading of portfolio securities.

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PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

-	Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

-	Growth Investing Risk

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

-	Industry Concentration Risk

The Fund will invest significantly in companies engaged in Internet-related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

-	Smaller Company Stock Risk

The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small companies’ stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

-	IPO Risk

Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

-	Derivatives Risk

The Fund may suffer a loss from its use of options or other forms of derivatives, such as future contracts. The primary risk with futures is that small price

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movements can result in substantial gains or losses. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives also entail exposure to the credit risk of the derivative’s counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

-	ETF Risk

ETFs are investment companies that are bought and sold on a securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. The risk of owning an ETF generally reflects the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

-	Foreign Securities Risk

The Fund’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody

3

or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment on foreign securities.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s foreign investments.

Regulatory Risk: Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulations as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

-	Short-Term Trading Risk

Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund’s performance.

-	Technology Risk

The Fund will invest in companies that rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the Fund’s investments. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

4

PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each calendar year since its inception. The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and other selected indices.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class A shares, and do not reflect sales charges (loads). If such sales charges were reflected, returns would be less than those shown. Class B, Class C, Class K, Class R and Class Y shares, net of applicable sales charges, will have annual returns similar to those of the Class A shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different sales charges, distribution fees and/or service fees, and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Internet Fund CLASS A

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	[ ]%

Best Quarter:	79.67%	(quarter ended 12/31/99)
Worst Quarter:	(47.59)%	(quarter ended 9/30/01)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %	5 Years %	Since Inception %(1)
CLASS A
Return Before Taxes	7.78	(24.95)	9.86
Return After Taxes on Distributions	7.78	(24.97)	8.94
Return After Taxes on Distributions and Sale of Fund Shares	5.06	(18.81)	8.13
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	9.41
Inter@ctive Week Internet Index(2) (reflects no deductions for fees, expenses or taxes)	21.00	(21.23)	10.80
Morgan Stanley Internet Index(2) (reflects no deductions for fees, expenses or taxes)	14.22	(31.70)	N/A

5

	1 Year %	5 Years %	Since Inception %(1)
CLASS B
Return Before Taxes	8.18	(24.97)	1.31
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	3.13
Inter@ctive Week Internet Index(2) (reflects no deductions for fees, expenses or taxes)	21.00	(21.23)	7.84
Morgan Stanley Internet Index(2) (reflects no deductions for fees, expenses or taxes)	14.22	(31.70)	N/A
CLASS C
Return Before Taxes	12.18	(24.66)	(0.36)
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	3.12
Inter@ctive Week Internet Index(2) (reflects no deductions for fees, expenses or taxes)	21.00	(21.23)	4.42
Morgan Stanley Internet Index(2) (reflects no deductions for fees, expenses or taxes)	14.22	(31.70)	N/A
CLASS K
Return Before Taxes	14.01	—	17.42
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	—	6.40
Inter@ctive Week Internet Index(2) (reflects no deductions for fees, expenses or taxes)	21.00	—	23.04
Morgan Stanley Internet Index(2) (reflects no deductions for fees, expenses or taxes)	14.22	—	17.12
CLASS Y
Return Before Taxes	14.33	(23.92)	2.35
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	3.13
Inter@ctive Week Internet Index(2) (reflects no deductions for fees, expenses or taxes)	21.00	(21.23)	7.84
Morgan Stanley Internet Index(2) (reflects no deductions for fees, expenses or taxes)	14.22	(31.70)	N/A

(1)	The inception dates for the Class A, Class B, Class C, Class K and Class Y shares are 8/19/96, 6/1/98, 11/3/98, 4/30/02 and 6/1/98, respectively. The index returns from inception for Class A, Class B, Class C, Class K and Class Y shares are from 9/1/96, 6/1/98, 11/1/98, 4/30/02 and 6/1/98, respectively. No performance information is provided for Class R shares as that class commenced operations on 7/30/04.
(2)	Standard & Poor’s 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Inter@ctive Week Internet Index is a modified capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. The Morgan Stanley Internet Index is an equal-weighted index composed of leading American companies drawn from nine Internet subsectors that are driving the growth of Internet usage. This index was created on 1/1/99.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. The after-tax returns of the Class B, Class C, Class K, Class R and Class Y shares will vary from these shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or fees, and expenses.

6

FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES directly paid from your investment	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	5.5%(a)	None	None	None	None		None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None		None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None	None	None		None
Redemption Fees	2%(e)	2%(e)	2%(e)	2%(e)	2%(e)		2%(e)
Exchange Fees	None	None	None	None	None		None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class Y Shares
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50%	(1)	0.00%
Non 12b-1 Service Plan Fees	0.00%	0.00%	0.00%	0.25%	0.00%		0.00%
Other Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%		[ ]%

Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%		[ ]%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC payable upon redemption of Class B shares declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)	A short-term trading fee of 2% may be assessed on redemptions within 60 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum or because the Fund is unable to verify an accountholder’s identity within a reasonable time after the account is opened.
(1)	The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class R shares that allows the Fund to use up to 1.00% of the average daily net assets attributable to Class R shares of the Fund to pay distribution and other fees in connection with the sale of its Class R shares. However, under the Fund’s Distribution Agreement, such fees are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

7

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares			Class B Shares*			Class B Shares**			Class C Shares*			Class C Shares**			Class K Shares			Class R Shares			Class Y Shares
1 Year	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
3 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
5 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
10 Years	$	[	]	$	[	]***	$	[	]***	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first business day of the month following the eighth anniversary of the issuance.

8

GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Convertible securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or may be unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Repurchase agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S.Treasury bills, U.S.Treasury notes, U.S.Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

9

MORE ABOUT THE FUND

The following sections provide additional information about some of the Fund’s principal investment strategies and risks and describe certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

FURTHER INFORMATION

REGARDING THE FUND’S

PRINCIPAL INVESTMENT

STRATEGIES AND RISKS

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

-	Investment Strategy

The Fund may, but is not required to, purchase derivative instruments. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return).

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case

10

of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

-	Investment Strategy

The Fund may invest up to 25% of its total assets in foreign securities.

-	Special Risks

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign currency-denominated securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

OTHER INVESTMENT

STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in

11

an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy that can be changed only by shareholders.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

-	Special Risks

The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

-	Special Risks

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

12

PUBLICATION OF

PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K, Class R or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K, Class R and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K, Class R and Class Y shares through this prospectus. Class K, Class R

13

and Class Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other servicing fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. Please see the Statement of Additional Information for information regarding the conversion feature for shares purchased prior to June 16, 2003.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within one year of purchase.

-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Class B, Class C and Class R shares and higher annual expenses than Class Y shares. Annual expenses of Class K shares generally are equal to Class A shares.

Class R Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Higher annual expenses than Class A, Class K and Class Y shares.

-	Lower annual expenses than Class B and Class C shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

14

APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge as a Percentage of*
	Offering Price %		Net Amount Invested %
Less than $25,000	5.50		5.82
$25,000 but less than $50,000	5.25		5.54
$50,000 but less than $100,000	4.50		4.71
$100,000 but less than $250,000	3.50		3.63
$250,000 but less than $500,000	2.50		2.56
$500,000 but less than $1,000,000	1.50		1.52
$1,000,000 or more	None	**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

SALES CHARGE WAIVERS AND

REDUCTIONS - CLASS A

SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    investors that have an investment account with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y

15

Shares of another Munder Fund within 60 days of redemption;

7.    banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

We will also waive the initial sales charge on Class A shares of the Munder Internet Fund purchased for accounts opened in connection with the reorganization of the Amerindo Technology Fund with and into the Munder Internet Fund.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of your purchase the market value of any Class A shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares)

16

already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment;
-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B or Class C shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Internet Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share

17

(for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) SWP of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C, Class K and Class R shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B, Class C and Class R shares and for services provided to shareholders of Class A, Class B, Class C, Class K and Class R shares.

Payments made under the Plan by Class A, Class B, Class C and Class R shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, Class B, Class C, Class K and Class R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service

18

providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Class B, Class C and Class R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the

Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, Class B, Class C, Class K and Class R shares of the Fund.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

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VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign currency exchange rates are generally determined as of the close of trading on the London Stock Exchange. Foreign securities quoted in foreign

20

currencies are translated into U.S. dollars at those rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares.

Occasionally, events that affect the value of the Fund’s portfolio securities may occur between the time the principal market for the Fund’s foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund’s NAV appropriately reflects securities’ values at the time of pricing.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

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TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Funds’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

PORTFOLIO MANAGEMENT TEAM

A team of professionals employed by MCM make investment decisions for the Fund. The team consists of Kenneth A. Smith, Jonathan R. Woodley and Mark A. Lebovitz. Each of the portfolio managers has primary investment responsibility for designated sub-sectors in which the Fund invests and makes recommendations as to investments in those sub-sectors. Mr. Smith, however, has final investment authority over the Fund.

Kenneth A. Smith, CFA, Director, Technology Investing and Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 1999. Mr. Smith leads MCM’s technology team and became Director of Technology Investing in 2004. He is also a member of the portfolio management team for the Munder Technology Fund.

Jonathan R. Woodley, Portfolio Manager/Analyst, has been a member of the Fund’s portfolio management team since 2005. Mr. Woodley is also a member of the portfolio management team for the Munder Technology Fund, and he provides idea generation and research support in the technology sector for other equity disciplines at MCM. Prior to 2005, Mr. Woodley was a portfolio manager for MCM’s small-cap growth investment discipline and, prior to that, was an analyst for MCM’s mid-cap core and small-cap growth investment disciplines. Mr. Woodley joined MCM in June 2000.

Mark A. Lebovitz, Portfolio Manager/Analyst, has been a member of the Fund’s portfolio management team since 2005. Mr. Lebovitz is also a member of the portfolio management team for the Munder Technology Fund. Since joining MCM in 1999, Mr. Lebovitz has provided idea generation and research support in the technology sector for MCM’s equity investment disciplines.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [                        ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

INTERNET FUND(a) (CLASS A)	Year Ended 6/30/05(c) Class A	Year Ended 6/30/04(c) Class A	Year Ended 6/30/03(c) Class A	Year Ended 6/30/02(c) Class A	Year Ended 6/30/01 Class A
Net asset value, beginning of period		$14.58	$10.66	$24.65	$70.03

Income/(loss) from investment operations:
Net investment loss		(0.40)	(0.30)	(0.28)	(0.61)
Net realized and unrealized gain/(loss) on investments		4.35	4.22	(13.71)	(44.30)

Total from investment operations		3.95	3.92	(13.99)	(44.91)

Less distributions:
Distributions from net realized gains		—	—	—	(0.47)

Total distributions		—	—	—	(0.47)

Net asset value, end of period		$18.53	$14.58	$10.66	$24.65

Total return (b)		27.09%	36.77%	(56.75)%	(64.54)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$362,780	$335,313	$298,741	$826,510
Ratio of operating expenses to average net assets		2.47%	3.04%	2.60%	1.86%
Ratio of net investment loss to average net assets		(2.36)%	(2.80)%	(1.71)%	(1.36)%
Portfolio turnover rate		43%	40%	50%	44%
Ratio of operating expenses to average net assets without expense waivers		2.55%	3.16%	2.64%	1.86%

(a)	The Munder Internet Fund Class A Shares commenced operations on August 19, 1996.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.

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INTERNET FUND(a) (CLASS B)	Year Ended 6/30/05(c) Class B	Year Ended 6/30/04(c) Class B	Year Ended 6/30/03(c) Class B	Year Ended 6/30/02(c) Class B	Year Ended 6/30/01 Class B
Net asset value, beginning of period		$14.04	$10.34	$24.10	$68.98

Income/(loss) from investment operations:
Net investment loss		(0.50)	(0.36)	(0.39)	(1.07)
Net realized and unrealized gain/(loss) on investments		4.17	4.06	(13.37)	(43.34)

Total from investment operations		3.67	3.70	(13.76)	(44.41)

Less distributions:
Distributions from net realized gains		—	—	—	(0.47)

Total distributions		—	—	—	(0.47)

Net asset value, end of period		$17.71	$14.04	$10.34	$24.10

Total return (b)		26.14%	35.78%	(57.10)%	(64.80)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$414,394	$386,440	$352,103	$994,190
Ratio of operating expenses to average net assets		3.22%	3.79%	3.35%	2.61%
Ratio of net investment loss to average net assets		(3.11)%	(3.55)%	(2.46)%	(2.11)%
Portfolio turnover rate		43%	40%	50%	44%
Ratio of operating expenses to average net assets without expense waivers		3.30%	3.91%	3.39%	2.61%

(a)	The Munder Internet Fund Class B Shares commenced operations on June 1, 1998.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.

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INTERNET FUND(a) (CLASS C)	Year Ended 6/30/05 Class C	Year Ended 6/30/04(c) Class C	Year Ended 6/30/03(c) Class C	Year Ended 6/30/02(c) Class C	Year Ended 6/30/01 Class C
Net asset value, beginning of period		$14.05	$10.35	$24.12	$69.03

Income/(loss) from investment operations:
Net investment loss		(0.50)	(0.36)	(0.39)	(1.14)
Net realized and unrealized gain/(loss) on investments		4.17	4.06	(13.38)	(43.30)

Total from investment operations		3.67	3.70	(13.77)	(44.44)

Less distributions:
Distributions from net realized gains		—	—	—	(0.47)

Total distributions		—	—	—	(0.47)

Net asset value, end of period		$17.72	$14.05	$10.35	$24.12

Total return (b)		26.12%	35.75%	(57.09)%	(64.79)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$193,615	$175,609	$153,079	$464,624
Ratio of operating expenses to average net assets		3.22%	3.79%	3.35%	2.61%
Ratio of net investment loss to average net assets		(3.11)%	(3.55)%	(2.46)%	(2.11)%
Portfolio turnover rate		43%	40%	50%	44%
Ratio of operating expenses to average net assets without expense waivers		3.30%	3.91%	3.39%	2.61%

(a)	The Munder Internet Fund Class C Shares commenced operations on November 3, 1998.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.

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INTERNET FUND(a) (CLASS K)	Year Ended 6/30/05(c) Class K	Year Ended 6/30/04(c) Class K	Year Ended 6/30/03(c) Class K	Period Ended 6/30/02(c) Class K
Net asset value, beginning of period		$14.59	$10.66	$12.45

Income/(loss) from investment operations:
Net investment loss		(0.40)	(0.30)	(0.03)
Net realized and unrealized gain/(loss) on investments		4.35	4.23	(1.76)

Total from investment operations		3.95	3.93	(1.79)

Net asset value, end of period		$18.54	$14.59	$10.66

Total return (b)		27.00%	36.87%	(14.38)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$227	$290	$610
Ratio of operating expenses to average net assets		2.47%	3.04%	2.60	%(d)
Ratio of net investment loss to average net assets		(2.36)%	(2.80)%	(1.71	)%(d)
Portfolio turnover rate		43%	40%	50%
Ratio of operating expenses to average net assets without expense waivers		2.55%	3.16%	2.64	%(d)

(a)	The Munder Internet Fund Class K Shares commenced operations on April 30, 2002.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Annualized.

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INTERNET FUND (CLASS R)	Period Ended 6/30/05 Class R
Net asset value, beginning of period

Income/(loss) from investment operations:
Net investment loss
Net realized and unrealized gain/(loss) on investments

Total from investment operations

Net asset value, end of period

Total return (b)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)
Ratio of operating expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate
Ratio of operating expenses to average net assets without expense waivers

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INTERNET FUND(a) (CLASS Y)	Year Ended 6/30/05(c) Class Y	Year Ended 6/30/04(c) Class Y	Year Ended 6/30/03(c) Class Y	Year Ended 6/30/02(c) Class Y	Year Ended 6/30/01 Class Y
Net asset value, beginning of period		$14.79	$10.79	$24.91	$70.56

Income/(loss) from investment operations:
Net investment loss		(0.36)	(0.27)	(0.24)	(0.45)
Net realized and unrealized gain/(loss) on investments		4.42	4.27	(13.88)	(44.73)

Total from investment operations		4.06	4.00	(14.12)	(45.18)

Less distributions:
Distributions from net realized gains		—	—	—	(0.47)

Total distributions		—	—	—	(0.47)

Net asset value, end of period		$18.85	$14.79	$10.79	$24.91

Total return (b)		27.36%	37.16%	(56.68)%	(64.43)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$6,328	$4,220	$3,620	$8,037
Ratio of operating expenses to average net assets		2.22%	2.79%	2.35%	1.61%
Ratio of net investment loss to average net assets		(2.11)%	(2.55)%	(1.46)%	(1.11)%
Portfolio turnover rate		43%	40%	50%	44%
Ratio of operating expenses to average net assets without expense waivers		2.30%	2.91%	2.39%	1.61%

(a)	The Munder Internet Fund Class Y Shares commenced operations on June 1, 1998.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

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(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

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SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

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identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

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hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com
By telephone:	1-800-468-6337
By mail:	The Munder Funds

Attn: Secretary

480 Pierce Street

Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds P.O. Box 9701 Providence, Rl 02940-9701

By overnight delivery:	The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PRONET1005

Munder Large-Cap Core Growth

Fund

Class A, B, C, K & Y SHARES

PROSPECTUS

October 31, 2005

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-Mid Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Large-Cap Core Growth Fund

Class A, B, C, K & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in the equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of large-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this prospectus, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

Large-capitalization companies are those companies with a market capitalization within the range of companies included in the S&P 500® Index. Based on the most recent data available at printing, such capitalizations are between approximately $[        ] million and $[        ] billion.

The Fund’s investment styles, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended investment process seeks to provide better performance over a complete market cycle than either a pure growth or a pure value approach.

The advisor chooses the Fund’s investments by reviewing the earnings growth of all publicly traded companies with greater than $1 billion market capitalizations over the past five years and invests in approximately 60 to 80 companies based on:

-	superior earnings growth;
-	financial stability;
-	relative market valuation; and
-	price performance compared to the S&P 500®.

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PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

-	Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

-	Growth Investing Risk

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

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PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class B shares, and do not reflect any contingent deferred sales charges (CDSCs). If such CDSCs were reflected, returns would be less than those shown. Class A, Class C, Class K and Class Y shares, net of applicable sales charges, will have annual returns similar to those of the Class B shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different sales charges, distribution fees and/or service fees, and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Large-Cap Core Growth Fund CLASS B

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	[ ]%

Best Quarter:	19.58%	(quarter ended 12/31/98)
Worst Quarter:	(16.59)%	(quarter ended 6/30/02)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS B
Return Before Taxes	6.89	(5.11)	7.51	6.79
Return After Taxes on Distributions	6.89	(5.77)	6.48	5.90
Return After Taxes on Distributions and Sale of Fund Shares	4.48	(4.38)	6.34	5.75
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	12.07	11.12

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	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS A
Return Before Taxes	6.56	(5.09)	7.56	6.83
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	12.07	11.14
CLASS C
Return Before Taxes	10.79	(4.69)	7.41	6.66
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	12.07	11.01
CLASS K
Return Before Taxes	12.69	(3.96)	—	6.81
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	—	10.59
CLASS Y
Return Before Taxes	13.01	(3.73)	8.48	7.66
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	12.07	10.86

(1)	The inception dates for the Class B, Class A, Class C, Class K and Class Y shares are 4/29/93, 8/4/93, 9/20/93, 6/23/95 and 8/16/93, respectively. The index returns from inception for Class B, Class A, Class C, Class K and Class Y shares are from 5/1/93, 8/1/93, 10/1/93, 7/1/95 and 9/1/93, respectively.
(2)	Standard & Poor’s 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class B shares. The after-tax returns for the Class A, Class C, Class K and Class Y shares will vary from those shown for the Class B shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

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FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	5.5%(a)	None	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fees	2%(e)	2%(e)	2%(e)	2%(e)	2%(e)
Exchange Fees	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%
Non 12b-1 Service Plan Fees	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC payable upon redemption of Class B shares declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)	A short-term trading fee of 2% may be assessed on redemptions within 60 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum or because the Fund is unable to verify an accountholder’s identity within a reasonable time after the account is opened.

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Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares		Class B Shares*			Class B Shares**			Class C Shares*		Class C Shares**		Class K Shares		Class Y Shares
1 Year	$	[ ]	$	[ ]		$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]
3 Years	$	[ ]	$	[ ]		$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]
5 Years	$	[ ]	$	[ ]		$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]
10 Years	$	[ ]	$	[ ]	***	$	[ ]	***	$	[ ]	$	[ ]	$	[ ]	$	[ ]

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first business day of the month following the eighth anniversary of the issuance.

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GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or may be unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

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MORE ABOUT THE FUND

This section describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

OTHER INVESTMENT

STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

-	Investment Strategy

The Fund may, but is not required to, use derivative instruments. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return).

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or

8

currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar- denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

-	Investment Strategy

The Fund may invest up to 25% of its total assets in foreign securities.

-	Special Risks

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign currency-denominated securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

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SHORT-TERM TRADING

The historical portfolio turnover rates for the Fund are shown in the Financial Highlights.

-	Investment Strategy

The Fund may engage in short-term trading of portfolio securities, including initial public offerings, which may increase the Fund’s turnover rates.

-	Special Risks

A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

-	Special Risks

The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

-	Special Risks

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

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PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K and Class Y shares through this

11

prospectus. Class K and Class Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or servicing fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. Please see the Statement of Additional Information for information regarding the conversion feature for shares purchased prior to June 16, 2003.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within one year of purchase.

-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Class B and Class C shares and higher annual expenses than Class Y shares. Annual expenses of Class K shares generally are equal to Class A shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

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APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge as a Percentage of*
	Offering Price %		Net Amount Invested %
Less than $25,000	5.50		5.82
$25,000 but less than $50,000	5.25		5.54
$50,000 but less than $100,000	4.50		4.71
$100,000 but less than $250,000	3.50		3.63
$250,000 but less than $500,000	2.50		2.56
$500,000 but less than $1,000,000	1.50		1.52
$1,000,000 or more	None	**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    investors that have an investment account with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full- time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y Shares of another Munder Fund within 60 days of redemption;

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7.    banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of your purchase the market value of any Class A shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under

14

age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of at least $1 million or more if a sales commission was paid at the time of investment;
-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B or Class C shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Large-Cap Core Growth Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional

15

shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C and Class K shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B and Class C shares and for services provided to shareholders of the Class A, Class B, Class C and Class K shares.

Payments made under the Plan by Class A, Class B and Class C shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, Class B, Class C and Class K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Class B and Class C shares to finance activities relating to the distribution of those shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, Class B, Class C and Class K shares of the Fund.

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OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency

17

exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign currency exchange rates are generally determined as of the close of trading on the London Stock Exchange. rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at those rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares.

Occasionally, events that affect the value of the Fund’s portfolio securities may occur between the time the principal market for the Fund’s foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund’s NAV appropriately reflects securities’ values at the time of pricing.

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DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains

19

will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

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PORTFOLIO MANAGEMENT TEAM

A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Geoffrey A. Wilson, Michael Bryk, Michael P. Gura and Suresh Rajagopal. Mr. Wilson is the lead portfolio manager and makes final investment decisions for the Fund. The team members provide analytical support for Mr. Wilson. Mr. Bryk covers the industrials sector, Mr. Gura covers the consumer discretionary and consumer staples sectors, and Mr. Rajagopal covers the health care sector. Mr. Wilson also receives support regarding the financials and technology sectors from other MCM portfolio management teams.

Geoffrey A. Wilson, CFA, Director, Core Equities and Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2002. Mr. Wilson also co-manages MCM’s taxable and tax-managed core growth and large-capitalization core growth equity investment disciplines. He was one of the founders of MCM, joining the company shortly after its 1985 inception, and has been part of a team managing core growth portfolios since that time.

Michael Bryk, Portfolio Manager/Senior Analyst, has been a member of the Fund’s portfolio management team since 2005. He also has been a co-manager of the Munder Power Plus Fund since 2003, and is a research analyst in support of MCM’s large-cap growth and large-capitalization core growth investment disciplines. Prior to joining MCM in 2001, he was a corporate lending underwriter, an equity analyst and a fixed-income analyst for Banc One Investment Advisors Corporation.

Michael P. Gura, CFA, Portfolio Manager and Senior Equity Analyst, has been a member of the Fund’s portfolio management team from 2002 to 2004 and beginning again in 2005. Mr. Gura also is a member of the portfolio management team for the Munder Balanced Fund, as well as MCM’s large-capitalization core growth, large-cap growth and multi-cap growth investment disciplines. Mr. Gura, who joined MCM in 1995 as a senior equity research analyst, served four years as co-manager of MCM’s small company growth and micro-cap equity investment disciplines, three years as Assistant Director of Research, and one year as Director of Research prior to his current assignments.

Suresh Rajagopal, CFA, Portfolio Manager/Analyst, has been a member of the Fund’s portfolio management team since 2005. Mr. Rajagopal also has been co-manager for the Munder Healthcare Fund since 2005, and serves as an analyst for MCM’s large-capitalization core growth and large-cap growth investment disciplines. Prior to 2005, Mr. Rajagopal was a research analyst covering the large-cap health care sector, including pharmaceuticals, devices, distribution and biotechnology. Prior to joining MCM in 2001, he worked as a director for Bank One Corporation’s broker/dealer subsidiary, Banc One Capital Markets, Inc., where he developed cash flow models, financial statement projections and economic and industry analysis.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [                    ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

LARGE-CAP CORE GROWTH FUND(a) (CLASS A)	Year Ended 6/30/05 Class A	Year Ended 6/30/04(c) Class A	Year Ended 6/30/03(c) Class A	Year Ended 6/30/02(c) Class A		Year Ended 6/30/01(c) Class A
Net asset value, beginning of period		$11.39	$11.72	$15.64		$20.63

Income/(loss) from investment operations:
Net investment loss		(0.05)	(0.02)	(0.03)		(0.06)
Net realized and unrealized gain/(loss) on investments		2.25	(0.31)	(3.34)		(2.64)

Total from investment operations		2.20	(0.33)	(3.37)		(2.70)

Less distributions:
Distributions from net realized gains		—	—	(0.55)		(2.29)
Distributions from capital		—	—	(0.00	)(d)	—

Total distributions		—	—	(0.55)		(2.29)

Net asset value, end of period		$13.59	$11.39	$11.72		$15.64

Total return (b)		19.32%	(2.82)%	(21.72)%		(14.51)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$30,186	$28,983	$32,255		$48,009
Ratio of operating expenses to average net assets		1.48%	1.33%	1.21%		1.21%
Ratio of net investment loss to average net assets		(0.38)%	(0.14)%	(0.19)%		(0.30)%
Portfolio turnover rate		43%	66%	20%		38%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements		1.48%	1.33%	1.21%		1.42%

(a)	The Munder Large-Cap Core Growth Fund Class A Shares commenced operations on August 4, 1993.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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LARGE-CAP CORE GROWTH FUND(a) (CLASS B)	Year Ended 6/30/05 Class B	Year Ended 6/30/04(c) Class B	Year Ended 6/30/03(c) Class B	Year Ended 6/30/02(c) Class B		Year Ended 6/30/01(c) Class B
Net asset value, beginning of period		$10.38	$10.75	$14.50		$19.52

Income/(loss) from investment operations:
Net investment loss		(0.13)	(0.09)	(0.12)		(0.18)
Net realized and unrealized gain/(loss) on investments		2.05	(0.28)	(3.08)		(2.55)

Total from investment operations		1.92	(0.37)	(3.20)		(2.73)

Less distributions:
Distributions from net realized gains		—	—	(0.55)		(2.29)
Distributions from capital		—	—	(0.00	)(d)	—

Total distributions		—	—	(0.55)		(2.29)

Net asset value, end of period		$12.30	$10.38	$10.75		$14.50

Total return (b)		18.50%	(3.53)%	(22.21)%		(15.54)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$8,210	$10,377	$12,602		$25,574
Ratio of operating expenses to average net assets		2.23%	2.08%	1.96%		1.96%
Ratio of net investment loss to average net assets		(1.13)%	(0.89)%	(0.94)%		(1.05)%
Portfolio turnover rate		43%	66%	20%		38%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements		2.23%	2.08%	1.96%		2.17%

(a)	The Munder Large-Cap Core Growth Fund Class B Shares commenced operations on April 29, 1993.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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LARGE-CAP CORE GROWTH FUND(a) (CLASS C)	Year Ended 6/30/05 Class C	Year Ended 6/30/04(c) Class C	Year Ended 6/30/03(c) Class C	Year Ended 6/30/02(c) Class C		Year Ended 6/30/01(c) Class C
Net asset value, beginning of period		$10.46	$10.85	$14.62		$19.55

Income/(loss) from investment operations:
Net investment loss		(0.13)	(0.09)	(0.12)		(0.18)
Net realized and unrealized gain/(loss) on investments		2.07	(0.30)	(3.10)		(2.46)

Total from investment operations		1.94	(0.39)	(3.22)		(2.64)

Less distributions:
Distributions from net realized gains		—	—	(0.55)		(2.29)
Distributions from capital		—	—	(0.00	)(d)	—

Total distributions		—	—	(0.55)		(2.29)

Net asset value, end of period		$12.40	$10.46	$10.85		$14.62

Total return (b)		18.55%	(3.59)%	(22.23)%		(15.05)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)		$4,622	$4,836	$4,153		$7,715
Ratio of operating expenses to average net assets		2.23%	2.08%	1.96%		1.96%
Ratio of net investment loss to average net assets		(1.13)%	(0.89)%	(0.94)%		(1.05)%
Portfolio turnover rate		43%	66%	20%		38%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements		2.23%	2.08%	1.96%		2.17%

(a)	The Munder Large-Cap Core Growth Fund Class C Shares commenced operations on September 20, 1993.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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LARGE-CAP CORE GROWTH FUND(a) (CLASS K)	Year Ended 6/30/04 Class K	Year Ended 6/30/04(c) Class K	Year Ended 6/30/03(c) Class K	Year Ended 6/30/02(c) Class K		Year Ended 6/30/01(c) Class K
Net asset value, beginning of period		$11.42	$11.74	$15.66		$20.63

Income/(loss) from investment operations:
Net investment loss		(0.05)	(0.01)	(0.03)		(0.05)
Net realized and unrealized gain/(loss) on investments		2.26	(0.31)	(3.34)		(2.63)

Total from investment operations		2.21	(0.32)	(3.37)		(2.68)

Less distributions:
Distributions from net realized gains		—	—	(0.55)		(2.29)
Distributions from capital		—	—	(0.00	)(d)	—

Total distributions		—	—	(0.55)		(2.29)

Net asset value, end of period		$13.63	$11.42	$11.74		$15.66

Total return (b)		19.35%	(2.81)%	(21.63)%		(14.41)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$10,151	$15,646	$121,485		$195,746
Ratio of operating expenses to average net assets		1.48%	1.33%	1.21%		1.21%
Ratio of net investment loss to average net assets		(0.38)%	(0.14)%	(0.19)%		(0.30)%
Portfolio turnover rate		43%	66%	20%		38%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements		1.48%	1.33%	1.21%		1.42%

(a)	The Munder Large-Cap Core Growth Fund Class K Shares commenced operations on June 23, 1995.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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LARGE-CAP CORE GROWTH FUND(a) (CLASS Y)	Year Ended 6/30/05 Class Y	Year Ended 6/30/04(c) Class Y	Year Ended 6/30/03(c) Class Y	Year Ended 6/30/02(c) Class Y		Year Ended 6/30/01(c) Class Y
Net asset value, beginning of period		$11.73	$12.04	$16.00		$20.98

Income/(loss) from investment operations:
Net investment income/(loss)		(0.02)	0.01	0.01		(0.01)
Net realized and unrealized gain/(loss) on investments		2.33	(0.32)	(3.42)		(2.68)

Total from investment operations		2.31	(0.31)	(3.41)		(2.69)

Less distributions:
Distributions from net realized gains		—	—	(0.55)		(2.29)
Distributions from capital		—	—	(0.00	)(d)	—

Total distributions		—	—	(0.55)		(2.29)

Net asset value, end of period		$14.04	$11.73	$12.04		$16.00

Total return (b)		19.69%	(2.66)%	(21.41)%		(14.20)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$56,106	$54,610	$80,489		$159,736
Ratio of operating expenses to average net assets		1.23%	1.08%	0.96%		0.96%
Ratio of net investment income/(loss) to average net assets		(0.13)%	0.11%	0.06%		(0.05)%
Portfolio turnover rate		43%	66%	20%		38%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements.		1.23%	1.08%	0.96%		1.17%

(a)	The Munder Large-Cap Core Growth Fund Class Y Shares commenced operations on August 16, 1993.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

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(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

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SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

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identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

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hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds

Attn: Secretary

480 Pierce Street

Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds

P.O. Box 9701

Providence, Rl 02940-9701

By overnight delivery:	The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROLCG1005

Munder Large-Cap Value Fund

Class A, B, C, K & Y SHARES

PROSPECTUS

October 31, 2005

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-Mid Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Large-Cap Value Fund

CLASS A, B, C, K & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide long-term capital appreciation and current income.

Principal Investment Strategies

The Fund pursues its goal by investing primarily in companies whose equity securities are trading at a valuation discount relative to the marketplace, their peers and historical levels. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities (i.e. common stocks, preferred stocks, convertible securities and rights and warrants) of large-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders.

Large-capitalization companies are those companies with a market capitalization within the range of companies included in the Russell 1000 Index. Based on the most recent data available at printing, such capitalizations were between $[    ] billion and $[    ] billion.

The advisor generally selects large domestic and, to a lesser extent, foreign companies with relatively low valuations that it believes possess a catalyst for favorable or improved security values. The advisor may also consider one or more of the following factors:

-	Financial strength, strong fundamentals and low price to earnings ratios;
-	Improving earnings estimates and stock price trends;
-	Quality of management, profitability and industry leadership position;
-	Current dividend; and
-	Unrecognized assets.

The Fund may engage in short-term trading of portfolio securities.

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PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

-	Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

-	Value Investing Risk

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

-	Short-Term Trading Risk

Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund’s performance.

-	Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ in some cases significantly, from U.S. standards.

2

PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class Y shares. Class A, Class B, Class C and Class K shares, net of applicable sales charges, will have annual returns similar to those of the Class Y shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different sales charges, distribution fees and/or service fees, and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Large-Cap Value Fund CLASS Y

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	%

Best Quarter:	16.79%	(quarter ended 6/30/03)
Worst Quarter:	(16.86)%	(quarter ended 9/30/02)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	14.12	3.82	10.62	10.04
Return After Taxes on Distributions	13.99	3.25	8.90	8.35
Return After Taxes on Distributions and Sale of Fund Shares	9.33	3.00	8.50	7.98
Russell 1000 Value Index(2) (reflects no deductions for fees, expenses or taxes)	16.49	5.27	13.82	13.22

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	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS A
Return Before Taxes	7.58	2.38	9.72	9.16
Russell 1000 Value Index(2) (reflects no deductions for fees, expenses or taxes)	16.49	5.27	13.82	13.00
CLASS B
Return Before Taxes	8.00	2.42	9.68	9.13
Russell 1000 Value Index(2) (reflects no deductions for fees, expenses or taxes)	16.49	5.27	13.82	13.00
CLASS C
Return Before Taxes	12.01	2.79	—	7.30
Russell 1000 Value Index(2) (reflects no deductions for fees, expenses or taxes)	16.49	5.27	—	11.58
CLASS K
Return Before Taxes	13.85	3.56	10.33	9.77
Russell 1000 Value Index(2) (reflects no deductions for fees, expenses or taxes)	16.49	5.27	13.82	13.22

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 7/5/94, 8/8/94, 8/9/94, 12/5/95 and 7/5/94, respectively. The index returns from inception for Class Y, Class A, Class B, Class C and Class K shares are from 7/1/94, 8/1/94, 8/1/94, 12/1/95 and 7/1/94, respectively.
(2)	The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies (the 1,000 largest U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares. The after-tax returns for the Class A, Class B, Class C and Class K shares will vary for those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

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FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	5.5%(a)	None	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fees	2%(e)	2%(e)	2%(e)	2%(e)	2%(e)
Exchange Fees	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%
Non 12b-1 Service Plan Fees	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC payable upon redemption of Class B shares declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)	A short-term trading fee of 2% may be assessed on redemptions within 60 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum or because the Fund is unable to verify an accountholder’s identity within a reasonable time after the account is opened.

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Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares			Class B Shares*			Class B Shares**			Class C Shares*			Class C Shares**			Class K Shares			Class Y Shares
1 Year	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
3 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
5 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
10 Years	$	[	]	$	[	]***	$	[	]***	$	[	]	$	[	]	$	[	]	$	[	]

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first business day of the month following the eighth anniversary of the issuance.

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GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or may be unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

7

MORE ABOUT THE FUND

The following sections provide additional information about some of the Fund’s principal investment strategies and risks and describe certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

FURTHER INFORMATION

REGARDING THE FUND’S

PRINCIPAL INVESTMENT

STRATEGIES AND RISKS

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

-	Investment Strategy

The Fund may invest up to 25% of its total assets in foreign securities.

-	Special Risks

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign currency-

8

denominated securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

OTHER INVESTMENT

STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

-	Investment Strategy

The Fund may, but is not required to, use derivative instruments. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return).

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s

9

initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

EXCHANGE-TRADED FUNDS

Exchange-traded funds (ETFs) are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s expenses.

-	Investment Strategy

The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

-	Special Risks

The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

-	Special Risks

The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

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WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

-	Special Risks

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

11

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K and Class Y shares through this prospectus. Class K and Class Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other servicing fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. Please see the Statement of Additional Information for information regarding the conversion feature for shares purchased prior to June 16, 2003.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within one year of purchase.

-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

12

Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Class B and Class C shares and higher annual expenses than Class Y shares. Annual expenses of Class K shares generally are equal to Class A shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge as a Percentage of*
	Offering Price %		Net Amount Invested %
Less than $25,000	5.50		5.82
$25,000 but less than $50,000	5.25		5.54
$50,000 but less than $100,000	4.50		4.71
$100,000 but less than $250,000	3.50		3.63
$250,000 but less than $500,000	2.50		2.56
$500,000 but less than $1,000,000	1.50		1.52
$1,000,000 or more	None	**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    investors that have an investment account with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

13

3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full- time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y Shares of another Munder Fund within 60 days of redemption;

7.    banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the

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purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of your purchase the market value of any Class A shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment;
-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B or Class C shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Large-Cap Value Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

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The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C and Class K shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B and Class C shares and for services provided to shareholders of Class A, Class B, Class C and Class K shares.

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Payments made under the Plan by Class A, Class B and Class C shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, Class B, Class C and Class K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Class B and Class C shares to finance activities relating to the distribution of those shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, Class B, Class C and Class K shares of the Fund.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

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VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made for the quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign currency exchange rates are generally determined as of the close of trading on the London Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars

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at those rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares.

Occasionally, events that affect the value of the Fund’s portfolio securities may occur between the time the principal market for the Fund’s foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund’s NAV appropriately reflects securities’ values at the time of pricing.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, quarterly.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

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TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

PORTFOLIO MANAGEMENT TEAM

A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of John S. Adams, John F. Kreiter and Joseph W. Skornicka. Each team member is responsible for identifying potential investments from within specific sectors or stocks. The team generally makes final investment decisions based on consensus. Where a clear consensus is not obtainable, Mr. Adams has final authority on investment decisions for the Fund.

John S. Adams, CFA, Managing Director, Chief Investment Officer, Equities, has been a member of the Fund’s portfolio management team since 2000. He also is a member of the portfolio management team for the Munder Balanced Fund. Mr. Adams is Chief Investment Officer, Equities, and a senior portfolio manager responsible for managing the large-capitalization value and core value investment disciplines at MCM. As CIO, Equities, Mr. Adams oversees all of MCM’s active equity products and portfolio management teams, providing leadership and advocacy for the area. He is responsible for ensuring adherence to buy and sell disciplines, and monitoring portfolio construction parameters, risk controls and equity trading. He defined and implemented MCM’s core value investment discipline, in which he manages institutional and high net worth client portfolios. Mr. Adams has been with MCM since 1987 in the roles of portfolio manager and senior portfolio manager.

John F. Kreiter, CFA, Portfolio Manager/Senior Analyst, has been a member of the Fund’s portfolio management team since 2001. Mr. Kreiter has also been co-manager of the Munder Power Plus Fund since 2003, and is a member of the portfolio management teams for MCM’s large-cap value and core value investment disciplines, assisting with portfolio strategy and administration. Mr. Kreiter has worked in equity research at MCM since 1995.

Joseph W. Skornicka, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team

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since 2004. Mr. Skornica is also a member of the team responsible for managing the large-capitalization value and core value investment disciplines at MCM, and provides idea generation and research support in the financials sector for other equity disciplines at MCM. Mr. Skornica rejoined MCM in November 2004, having previously been a senior equity analyst specializing in financial services at MCM from 1995 to 2001. He was a vice president and portfolio manager at INVESCO—Denver from 2001 to 2004.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [                    ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

LARGE-CAP VALUE FUND(a) (CLASS A)	Year Ended 6/30/05 Class A	Year Ended 6/30/04(c) Class A	Year Ended 6/30/03(c) Class A		Year Ended 6/30/02 Class A	Year Ended 6/30/01 Class A
Net asset value, beginning of period		$10.98	$11.42		$13.06	$11.83

Income/(loss) from investment operations:
Net investment income		0.06	0.07		0.05	0.08
Net realized and unrealized gain/(loss) on investments		2.23	(0.44)		(1.25)	1.70

Total from investment operations		2.29	(0.37)		(1.20)	1.78

Less distributions:
Dividends from net investment income		(0.06)	(0.07)		(0.04)	(0.07)
Distributions in excess of net investment income		—	—		—	—
Distributions from net realized gains		—	—		(0.40)	(0.48)
Distributions from capital		—	(0.00	)(d)	—	—

Total distributions		(0.06)	(0.07)		(0.44)	(0.55)

Net asset value, end of period		$13.21	$10.98		$11.42	$13.06

Total return (b)		20.86%	(3.16)%		(9.06)%	15.32%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$6,259	$5,675		$7,179	$6,654
Ratio of operating expenses to average net assets		1.47%	1.35%		1.28%	1.22%
Ratio of net investment income to average net assets		0.52%	0.71%		0.34%	0.52%
Portfolio turnover rate		31%	30%		30%	65%
Ratio of operating expenses to average net assets without expense waivers		1.47%	1.35%		1.28%	1.22%

(a)	The Munder Large-Cap Value Fund Class A Shares commenced operations on August 8, 1994.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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LARGE-CAP VALUE FUND(a) (CLASS B)	Year Ended 6/30/05 Class B	Year Ended 6/30/04(c) Class B	Year Ended 6/30/03(c) Class B		Year Ended 6/30/02 Class B	Year Ended 6/30/01 Class B
Net asset value, beginning of period		$10.84	$11.29		$12.97	$11.79

Income/(loss) from investment operations:
Net investment income/(loss)		(0.03)	(0.01)		(0.04)	(0.02)
Net realized and unrealized gain/(loss) on investments		2.21	(0.44)		(1.24)	1.69

Total from investment operations		2.18	(0.45)		(1.28)	1.67

Less distributions:
Dividends from net investment income		—	(0.00	)(d)	—	(0.01)
Distributions from net realized gains		—	—		(0.40)	(0.48)
Distributions from capital		—	(0.00	)(d)	—	—

Total distributions		—	—		(0.40)	(0.49)

Net asset value, end of period		$13.02	$10.84		$11.29	$12.97

Total return (b)		20.11%	(3.98)%		(9.72)%	14.39%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$9,948	$9,119		$11,994	$10,905
Ratio of operating expenses to average net assets		2.22%	2.10%		2.03%	1.97%
Ratio of net investment income/(loss) to average net assets		(0.23)%	(0.04)%		(0.41)%	(0.23)%
Portfolio turnover rate		31%	30%		30%	65%
Ratio of operating expenses to average net assets without expense waivers		2.22%	2.10%		2.03%	1.97%

(a)	The Munder Large-Cap Value Fund Class B Shares commenced operations on August 9, 1994.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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LARGE-CAP VALUE FUND(a) (CLASS C)	Year Ended 6/30/05 Class C	Year Ended 6/30/04(c) Class C	Year Ended 6/30/03(c) Class C		Year Ended 6/30/02 Class C	Year Ended 6/30/01 Class C
Net asset value, beginning of period		$10.84	$11.28		$12.96	$11.78

Income/(loss) from investment operations:
Net investment income/(loss)		(0.03)	(0.01)		(0.04)	(0.02)
Net realized and unrealized gain/(loss) on investments		2.20	(0.43)		(1.24)	1.69

Total from investment operations		2.17	(0.44)		(1.28)	1.67

Less distributions:
Dividends from net investment income		—	(0.00	)(d)	—	(0.01)
Distributions from net realized gains		—	—		(0.40)	(0.48)
Distributions from capital		—	(0.00	)(d)	—	—

Total distributions		—	(0.00	)(d)	(0.40)	(0.49)

Net asset value, end of period		$13.01	$10.84		$11.28	$12.96

Total return (b)		20.02%	(3.89)%		(9.73)%	14.40%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$3,257	$2,817		$3,733	$3,781
Ratio of operating expenses to average net assets		2.22%	2.10%		2.03%	1.97%
Ratio of net investment income/(loss) to average net assets		(0.23)%	(0.04)%		(0.41)%	(0.23)%
Portfolio turnover rate		31%	30%		30%	65%
Ratio of operating expenses to average net assets without expense waivers		2.22%	2.10%		2.03%	1.97%

(a)	The Munder Large-Cap Value Fund Class C Shares commenced operations on December 5, 1995.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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LARGE-CAP VALUE FUND(a) (CLASS K)	Year Ended 6/30/05 Class K	Year Ended 6/30/04(c) Class K	Year Ended 6/30/03(c) Class K		Year Ended 6/30/02 Class K	Year Ended 6/30/01 Class K
Net asset value, beginning of period		$10.98	$11.43		$13.06	$11.84

Income/(loss) from investment operations:
Net investment income		0.06	0.07		0.05	0.08
Net realized and unrealized gain/(loss) on investments		2.24	(0.45)		(1.24)	1.69

Total from investment operations		2.30	(0.38)		(1.19)	1.77

Less distributions:
Dividends from net investment income		(0.06)	(0.07)		(0.04)	(0.07)
Distributions from net realized gains		—	—		(0.40)	(0.48)
Distributions from capital		—	(0.00	)(d)	—	—

Total distributions		(0.06)	(0.07)		(0.44)	(0.55)

Net asset value, end of period		$13.22	$10.98		$11.43	$13.06

Total return (b)		20.96%	(3.25)%		(8.98)%	15.22%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$39,063	$47,087		$55,232	$80,625
Ratio of operating expenses to average net assets		1.47%	1.35%		1.28%	1.22%
Ratio of net investment income/(loss) to average net assets		0.52%	0.71%		0.34%	0.52%
Portfolio turnover rate		31%	30%		30%	65%
Ratio of operating expenses to average net assets without expense waivers		1.47%	1.35%		1.28%	1.22%

(a)	The Munder Large-Cap Value Fund Class K Shares commenced operations on July 5, 1994.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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LARGE-CAP VALUE FUND(a) (CLASS Y)	Year Ended 6/30/05 Class Y	Year Ended 6/30/04(c) Class Y	Year Ended 6/30/03(c) Class Y		Year Ended 6/30/02 Class Y	Year Ended 6/30/01 Class Y
Net asset value, beginning of period		$10.99	$11.43		$13.07	$11.84

Income/(loss) from investment operations:
Net investment income		0.09	0.10		0.07	0.10
Net realized and unrealized gain/(loss) on investments		2.24	(0.44)		(1.24)	1.71

Total from investment operations		2.33	(0.34)		(1.17)	1.81

Less distributions:
Dividends from net investment income		(0.09)	(0.10)		(0.07)	(0.10)
Distributions in excess of net investment income		—	—		—	—
Distributions from net realized gains		—	—		(0.40)	(0.48)
Distributions from capital		—	(0.00	)(d)	—	—

Total distributions		(0.09)	(0.10)		(0.47)	(0.58)

Net asset value, end of period		$13.23	$10.99		$11.43	$13.07

Total return (b)		21.24%	(2.92)%		(8.83)%	15.59%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$31,977	$27,033		$77,446	$79,553
Ratio of operating expenses to average net assets		1.22%	1.10%		1.03%	0.97%
Ratio of net investment income to average net assets		0.77%	0.96%		0.59%	0.77%
Portfolio turnover rate		31%	30%		30%	65%
Ratio of operating expenses to average net assets without expense waivers		1.22%	1.10%		1.03%	0.97%

(a)	The Munder Large-Cap Value Fund Class Y Shares commenced operations on July 5, 1994.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

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(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

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SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

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identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

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hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

S - 14

ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds

Attn: Secretary

480 Pierce Street

Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds P.O. Box 9701 Providence, Rl 02940-9701

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROLCV1005

Munder Michigan Tax-Free Bond Fund

Class A, B, C, K & Y SHARES

PROSPECTUS

October 31, 2005

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document electronically.

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-Mid Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Michigan Tax-Free Bond Fund

(offered only in the State of Michigan)

Class A, B, C, K & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide as high a level of current interest income exempt from regular Federal income taxes and Michigan state income tax as is consistent with prudent investment management and preservation of capital.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of the Fund’s assets in bonds issued by the State of Michigan and its political subdivisions. This investment strategy may not be changed without 60 days’ prior notice to shareholders.

The Fund is also subject to a “fundamental” investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal circumstances, at least 80% of its assets in securities, the income from which is exempt from Federal income taxes and Michigan state income tax. Investors should be aware that although certain of the Fund’s investments may be subject to Federal alternative minimum tax for certain investors, no such securities are included in the Fund’s 80% policy described directly above. For purposes of this prospectus, assets of the Fund means net assets plus the amount of any borrowing for investment purposes.

The Fund invests primarily in Michigan municipal obligations that have remaining maturities of between 0 and 15 years. The Fund’s dollar-weighted average maturity will generally range between 3 and 10 years.

The Fund will generally invest in municipal obligations that are rated Single A or better or, if unrated, are of comparable quality. The Fund may also invest in similar quality taxable bonds. Cash is typically invested in money market funds that primarily hold municipal obligations.

The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

1

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Credit (or Default) Risk

An issuer of a bond may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond’s liquidity and make it more difficult for the Fund to sell.

-	Interest Rate Risk

An increase in prevailing interest rates will cause bonds held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes.

-	Municipal Securities Risk

The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities and otherwise adversely affect the current federal or state tax status of municipal securities.

-	State Specific Risk

Because the Fund invests primarily in a portfolio of Michigan municipal securities, the Fund may be subject to additional risks compared to funds that invest in multiple states. Although Michigan has diversified its economy, the state is still heavily dependent upon certain industries, especially automobile manufacturing and related industries. Any downturn in these industries may adversely affect Michigan’s economy.

-	Investment Grade Securities Risk

Bonds are rated by national bond rating agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s are considered investment grade securities, but are riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

-	When-Issued Securities and Delayed Delivery Risk

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

2

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

-	Money Market Funds Risk

When the Fund invests in another money market fund, the Fund will bear its pro rata share of the money market fund’s expenses, including advisory fees. These expenses are in addition to those the Fund bears in connection with its own operations. In addition, the Fund is subject to all of the risks of investment in each of the money market fund’s holdings.

3

PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class Y shares. Class A, Class B, Class C and Class K shares, net of applicable sales charges, will have annual returns similar to those of Class Y shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different sales charges, distribution fees and/or service fees, and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Michigan Tax-Free Bond Fund CLASS Y

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	[ ]%

Best Quarter:	6.84%	(quarter ended 3/31/95)
Worst Quarter:	(2.96)%	(quarter ended 6/30/04)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %		5 Years %		10 Years %		Since Inception %(1)
CLASS Y
Return Before Taxes	2.57		6.65		6.41		5.05
Return After Taxes on Distributions	2.04		6.34		5.77		4.29
Return After Taxes on Distributions and Sale of Fund Shares	3.32		6.23		5.68		4.32
Lehman Muni Managed Short Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman Muni Managed Blended Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman 15-Year Muni Index(3) (reflects no deductions for fees, expenses or taxes)	5.51		8.02		7.82		6.47

4

	1 Year %		5 Years %		10 Years %		Since Inception %(1)
CLASS A
Return Before Taxes	(1.88)		5.53		5.69		4.48
Lehman Muni Managed Short Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman Muni Managed Blended Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman 15-Year Muni Index(3) (reflects no deductions for fees, expenses or taxes)	5.51		8.02		—		6.39
CLASS B
Return Before Taxes	(3.38)		5.26		5.52		5.12
Lehman Muni Managed Short Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman Muni Managed Blended Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman 15-Year Muni Index(3) (reflects no deductions for fees, expenses or taxes)	5.51		8.02		—		7.32
CLASS C
Return Before Taxes	0.48		5.53		—		4.51
Lehman Muni Managed Short Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman Muni Managed Blended Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman 15-Year Muni Index(3) (reflects no deductions for fees, expenses or taxes)	5.51		8.02		—		7.01
CLASS K
Return Before Taxes	2.21		6.37		6.13		4.77
Lehman Muni Managed Short Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman Muni Managed Blended Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman 15-Year Muni Index(3) (reflects no deductions for fees, expenses or taxes)	5.51		8.02		—		6.47

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 1/3/94, 2/15/94, 7/5/94, 10/4/96 and 1/3/94, respectively. The index returns from inception for Class Y, Class A, Class B, Class C and Class K shares are from 1/1/94, 2/1/94, 7/1/94, 10/1/96 and 1/1/94, respectively.
(2)	The Lehman Brothers Municipal Managed Money Short Term Index (“Lehman ST Index”) is made up of municipal bonds, other than alternative minimum tax (AMT) bonds and airline, hospital, housing and tobacco bonds, which have maturities between one and five years, were issued within the last five years, and are rated at least Aa3. The Lehman Managed Muni Blended Index (“Lehman Blended Index”) is a blended index made up of 50% Lehman ST Index and 50% Lehman Brothers Municipal Managed Money Short/Intermediate Index. The Lehman Brothers Municipal Managed Money Short/Intermediate Index is limited to bonds with maturities between one and ten years. Index performance information is available for periods beginning on 7/1/93 or later.
(3)	The Fund’s benchmark has been changed from the Lehman Brothers 15-Year Municipal Bond Index to the recently created Lehman ST Index and the Lehman Blended Index. The Lehman Brothers Municipal Managed Money Indexes were designed to be used as benchmarks for professional money managers and the advisor believes the Lehman ST Index and the Lehman Blended Index more closely reflect the investment strategies of the Fund. The Lehman Brothers 15-year Municipal Bond Index is a rules-based, market-value-weighted index that measures the performance of the investment-grade tax-exempt bond market with maturities ranging from 12–17 years.

5

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares. The after-tax returns for the Class A, Class B, Class C and Class K shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

6

FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	4%(a)	None	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fees	None	None	None	None	None
Exchange Fees	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%
Non 12b-1 Service Plan Fees	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC payable upon redemption of Class B shares declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares		Class B Shares*			Class B Shares**			Class C Shares*		Class C Shares**		Class K Shares		Class Y Shares
1 Year	$	[ ]	$	[ ]		$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]
3 Years	$	[ ]	$	[ ]		$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]
5 Years	$	[ ]	$	[ ]		$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]
10 Years	$	[ ]	$	[ ]	***	$	[ ]	***	$	[ ]	$	[ ]	$	[ ]	$	[ ]

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first business day of the month following the eighth anniversary of the issuance.

7

GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate and municipal bonds, debentures and other similar corporate and municipal debt instruments, zero coupon bonds and variable amount master demand notes.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Municipal Obligations are obligations of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. They may be payable from the issuer’s general revenues, the revenue of a specific project, current revenues or a reserve fund.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody’s Investor Service, Inc. (Moody’s)

Fitch Ratings, Inc. (Fitch)

Standard & Poor’s Rating Services (S&P)

MORE ABOUT THE FUND

The following sections provide additional information about some of the Fund’s principal investment strategies and risks and describe certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

8

FURTHER INFORMATION

REGARDING THE FUND’S

PRINCIPAL INVESTMENT

STRATEGIES AND RISKS

INVESTMENT GRADE CREDIT RATINGS

A security is considered investment grade if, at the time of purchase, it is rated:

•	BBB- or higher by S&P;
•	Baa3 or higher by Moody’s; or
•	BBB- or higher by Fitch.

Whether or not a security is investment grade will be determined based on the lowest rating given by S&P, Moody’s or Fitch.

-	Investment Strategy

Fixed income and convertible securities purchased by the Fund will generally be rated at least A- by S&P or Fitch or A3 by Moody’s, except that the Fund may also invest in unrated securities if the advisor believes they are comparable in quality. The Fund will generally invest in short-term instruments only if they (i) have short-term debt ratings in the top two categories by at least one nationally recognized statistical rating organization, (ii) are issued by an issuer with such ratings or (iii) if unrated, are of comparable quality.

-	Special Risks

Although securities rated BBB- by S&P or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security’s rating may be reduced. The advisor will consider such an event in determining whether the Fund should continue to hold the security.

MONEY MARKET FUNDS

Money market funds are investment companies that invest in short-term debt obligations.

-	Investment Strategy

The Fund may invest cash in money market funds that invest in the same type of obligations as the Fund. The Fund will not invest more than 5% of its assets in any one money market fund.

-	Special Risks

Although the money market funds in which the Fund will invest are not expected to generate taxable income, it is possible that they will.

MUNICIPAL OBLIGATIONS

Municipal obligations may include: (i) general obligation bonds issued for various public purposes and supported by the municipal issuer’s credit and taxing power; and (ii) revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility.

-	Investment Strategy

The Fund will normally invest at least 80% of its net assets in municipal obligations.

-	Special Risks

Industrial revenue bonds depend on the credit standing of a private issuer and may be subject to the federal alternative minimum tax (AMT).

9

OTHER INVESTMENT

STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, interest rate swaps, and forward currency exchange contracts.

-	Investment Strategy

The Fund may, but is not required to, use derivative instruments. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return).

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

10

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions. The Fund may hold uninvested cash if, in the advisor’s opinion, suitable tax-exempt securities are not available. The Fund may also invest a portion of its assets in short-term money market instruments, the income from which is subject to Federal income tax.

-	Special Risks

The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS

Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

-	Special Risks

Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

-	Special Risks

The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund’s investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

11

PUBLICATION OF

PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K and Class Y shares through this

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prospectus. Class K and Class Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other servicing fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. Please see the Statement of Additional Information for information regarding the conversion feature for shares purchased prior to June 16, 2003.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within one year of purchase.

-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Class B and Class C shares and higher annual expenses than Class Y shares. Annual expenses of Class K shares generally are equal to Class A shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

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APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

	Sale Charges as a Percentage of*
	Offering Price %		Net Amount Invested %
Less than $100,000	4.00		4.17
$100,000 but less than $250,000	3.00		3.09
$250,000 but less than $500,000	2.00		2.04
$500,000 but less than $1,000,000	1.25		1.27
$1,000,000 or more	None	**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    investors that have an investment account with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y Shares of another Munder Fund within 60 days of redemption;

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7.    banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of your purchase the market value of any Class A shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under

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age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment;
-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B or Class C shares of another Munder Fund which you may have exchanged for Class A, Class B, or Class C shares of the Michigan Tax-Free Bond Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of

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500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C and Class K shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B and Class C shares and for services provided to shareholders of Class A, Class B, Class C and Class K shares.

Payments made under the Plan by Class A, Class B and Class C shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, Class B, Class C and Class K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Class B and Class C shares to finance activities relating to the distribution of those shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, Class B, Class C and Class K shares of the Fund and may cost you more than paying other types of sales charges.

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OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s distribution and service plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an

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emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, monthly.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is

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applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

The Fund is designed to provide investors with current tax-exempt income. In order for the Fund to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of tax-exempt municipal obligations (the Fund expects to do so). Although exempt-interest dividends are exempt from regular federal income tax, they may be subject to the alternative minimum tax. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. The Fund expects that a portion of its dividend distributions will be subject to federal income tax. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions (other than exempt-interest dividends) and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares. Recently enacted legislation generally provides for a maximum tax rate of 15% on long-term gains from sales made by the Fund.

Taxable distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

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TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a distribution, which may be taxable.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, use research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 0.50% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

PORTFOLIO MANAGEMENT TEAM

The Fund is co-managed by Roger A. Soderstrom and Adam C. Thayer. Mr. Soderstrom is primarily responsible for the day-today management of the Fund’s assets. He determines the strategy for the Fund and initiates trades. Mr. Thayer provides analytical support and assists in trading.

Roger A. Soderstrom, Senior Portfolio Manager, has been co-manager of the Fund since 1999. Mr. Soderstrom also co-manages the Munder Tax-Free Short & Intermediate Bond Fund and the Munder Tax-Free Money Market Fund. His other

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responsibilities include overseeing the trading of tax-exempt fixed income securities and managing taxable client portfolios. He is a member of MCM’s insurance asset management group. Mr. Soderstrom joined MCM in 1997.

Adam C. Thayer, CFA, Assistant Portfolio Manager, has been co-manager of the Fund since 2003. He is also co-manager for the Munder Tax-Free Short & Intermediate Bond Fund and the Munder Tax-Free Money Market Fund. Since joining MCM in 2000, Mr. Thayer has assisted in trading and managing fixed income securities for tax-exempt trust accounts as well as taxable client portfolios.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [                    ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

MICHIGAN TAX-FREE BOND FUND(a) (CLASS A)	Year Ended 6/30/05(c) Class A	Year Ended 6/30/04(c) Class A	Year Ended 6/30/03(c) Class A	Year Ended 6/30/02(c) Class A	Year Ended 6/30/01 Class A
Net asset value, beginning of period		$10.71	$10.21	$9.97	$9.44

Income/(loss) from investment operations:
Net investment income		0.29	0.35	0.39	0.39
Net realized and unrealized gain/(loss) on investments		(0.46)	0.50	0.24	0.53

Total from investment operations		(0.17)	0.85	0.63	0.92

Less distributions:
Dividends from net investment income		(0.29)	(0.35)	(0.39)	(0.39)
Distributions from net realized gains		(0.51)	—	—	—

Total distributions		(0.80)	(0.35)	(0.39)	(0.39)

Net asset value, end of period		$9.74	$10.71	$10.21	$9.97

Total return (b)		(1.63)%	8.48%	6.47%	9.87%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$2,157	$2,404	$2,426	$1,951
Ratio of operating expenses to average net assets		1.48%	1.26%	0.93%	0.98%
Ratio of net investment income to average net assets		2.89%	3.31%	3.83%	3.98%
Portfolio turnover rate		11%	15%	10%	11%
Ratio of operating expenses to average net assets without expense waivers		1.48%	1.26%	0.93%	0.98%

(a)	The Munder Michigan Tax-Free Bond Fund Class A Shares commenced operations on February 15, 1994.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.

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MICHIGAN TAX-FREE BOND FUND(a) (CLASS B)	Year Ended 6/30/05(c) Class B	Year Ended 6/30/04(c) Class B	Year Ended 6/30/03(c) Class B	Year Ended 6/30/02(c) Class B	Year Ended 6/30/01 Class B
Net asset value, beginning of period		$10.73	$10.23	$9.99	$9.47

Income/(loss) from investment operations:
Net investment income		0.22	0.27	0.31	0.32
Net realized and unrealized gain/(loss) on investments		(0.45)	0.50	0.25	0.52

Total from investment operations		(0.23)	0.77	0.56	0.84

Less distributions:
Dividends from net investment income		(0.22)	(0.27)	(0.32)	(0.32)
Distributions from net realized gains		(0.51)	—	—	—

Total distributions		(0.73)	(0.27)	(0.32)	(0.32)

Net asset value, end of period		$9.77	$10.73	$10.23	$9.99

Total return (b)		(2.26)%	7.65%	5.66%	8.92%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$970	$1,299	$1,420	$662
Ratio of operating expenses to average net assets		2.23%	2.01%	1.68%	1.73%
Ratio of net investment income to average net assets		2.14%	2.56%	3.08%	3.23%
Portfolio turnover rate		11%	15%	10%	11%
Ratio of operating expenses to average net assets without expense waivers		2.23%	2.01%	1.68%	1.73%

(a)	The Munder Michigan Tax-Free Bond Fund Class B Shares commenced operations on July 5, 1994.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.

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MICHIGAN TAX-FREE BOND FUND(a) (CLASS C)	Year Ended 6/30/05(c) Class C	Year Ended 6/30/04(c) Class C	Year Ended 6/30/03(c) Class C	Year Ended 6/30/02(c) Class C	Year Ended 6/30/01 Class C
Net asset value, beginning of period		$10.70	$10.21	$9.97	$9.46

Income/(loss) from investment operations:
Net investment income		0.22	0.27	0.31	0.31
Net realized and unrealized gain/(loss) on investments		(0.46)	0.49	0.25	0.52

Total from investment operations		(0.24)	0.76	0.56	0.83

Less distributions:
Dividends from net investment income		(0.22)	(0.27)	(0.32)	(0.32)
Distributions from net realized gains		(0.51)	—	—	—

Total distributions		(0.73)	(0.27)	(0.32)	(0.32)

Net asset value, end of period		$9.73	$10.70	$10.21	$9.97

Total return (b)		(2.36)%	7.57%	5.67%	8.82%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$321	$1,095	$125	$103
Ratio of operating expenses to average net assets		2.23%	2.01%	1.68%	1.73%
Ratio of net investment income to average net assets		2.14%	2.56%	3.08%	3.23%
Portfolio turnover rate		11%	15%	10%	11%
Ratio of operating expenses to average net assets without expense waivers		2.23%	2.01%	1.68%	1.73%

(a)	The Munder Michigan Tax-Free Bond Fund Class C Shares commenced operations on October 4, 1996.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.

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MICHIGAN TAX-FREE BOND FUND(a) (CLASS K)	Year Ended 6/30/05(c) Class K	Year Ended 6/30/04(c) Class K	Year Ended 6/30/03(c) Class K	Year Ended 6/30/02(c) Class K	Year Ended 6/30/01 Class K
Net asset value, beginning of period		$10.71	$10.21	$9.97	$9.45

Income/(loss) from investment operations:
Net investment income		0.29	0.35	0.39	0.39
Net realized and unrealized gain/(loss) on investments		(0.46)	0.50	0.24	0.52

Total from investment operations		(0.17)	0.85	0.63	0.91

Less distributions:
Dividends from net investment income		(0.29)	(0.35)	(0.39)	(0.39)
Distributions from net realized gains		(0.51)	—	—	—

Total distributions		(0.80)	(0.35)	(0.39)	(0.39)

Net asset value, end of period		$9.74	$10.71	$10.21	$9.97

Total return (b)		(1.63)%	8.48%	6.47%	9.75%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$13,983	$32,071	$41,647	$45,498
Ratio of operating expenses to average net assets		1.48%	1.26%	0.93%	0.98%
Ratio of net investment income to average net assets		2.89%	3.31%	3.83%	3.98%
Portfolio turnover rate		11%	15%	10%	11%
Ratio of operating expenses to average net assets without expense waivers		1.48%	1.26%	0.93%	0.98%

(a)	The Munder Michigan Tax-Free Bond Fund Class K Shares commenced operations on January 3, 1994.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.

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MICHIGAN TAX-FREE BOND FUND(a) (CLASS Y)	Year Ended 6/30/05(c) Class Y	Year Ended 6/30/04(c) Class Y	Year Ended 6/30/03(c) Class Y	Year Ended 6/30/02(c) Class Y	Year Ended 6/30/01 Class Y
Net asset value, beginning of period		$10.72	$10.22	$9.98	$9.46

Income/(loss) from investment operations:
Net investment income		0.32	0.38	0.41	0.42
Net realized and unrealized gain/(loss) on investments		(0.46)	0.50	0.25	0.51

Total from investment operations		(0.14)	0.88	0.66	0.93

Less distributions:
Dividends from net investment income		(0.32)	(0.38)	(0.42)	(0.41)
Distributions from net realized gains		(0.51)	—	—	—

Total distributions		(0.83)	(0.38)	(0.42)	(0.41)

Net asset value, end of period		$9.75	$10.72	$10.22	$9.98

Total return (b)		(1.38)%	8.74%	6.73%	10.02%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$4,036	$4,490	$885	$1,483
Ratio of operating expenses to average net assets		1.23%	1.01%	0.68%	0.73%
Ratio of net investment income to average net assets		3.14%	3.56%	4.08%	4.23%
Portfolio turnover rate		11%	15%	10%	11%
Ratio of operating expenses to average net assets without expense waivers		1.23%	1.01%	0.68%	0.73%

(a)	The Munder Michigan Tax-Free Bond Fund Class Y Shares commenced operations on January 3, 1994.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

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(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

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SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

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identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

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hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds

Attn: Secretary

480 Pierce Street

Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds

P.O. Box 9701

Providence, Rl 02940-9701

By overnight delivery:	The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROMTFBOND1005

Munder Micro-Cap Equity Fund

Class A, B, C, K, R & Y SHARES

PROSPECTUS

October 31, 2005

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-Mid Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Micro-Cap Equity Fund

CLASS A, B, C, K, R & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants, of micro-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders.

Micro-capitalization companies are those companies with a market capitalization within the range of the companies included in the Wilshire Micro Cap Index. Based on the most recent data available at printing, such capitalizations are approximately $[    ] million or less, considerably less than the market capitalization of typical S&P 500 companies.

The Fund focuses on undiscovered, small-sized, emerging growth companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The advisor looks for domestic and, to a lesser extent, foreign companies that have strong potential for consistent earnings growth due to:

-	the development of a superior technology or product;
-	changes in technology, regulations and long-term economic trends;
-	solid management; or
-	a high level of profitability.

There is no limit on the length of operating history for the companies in which the Fund may invest. The Fund may also invest in equity securities of foreign companies and larger capitalization companies. The Fund may invest without limit in initial public offerings (IPOs) of micro-capitalization companies, although it is uncertain whether such IPOs will be available for investment by the Fund or

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what impact, if any, they will have on the Fund’s performance.

The Fund may engage in short-term trading of portfolio securities and may write covered call options.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

-	Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

-	Growth Investing Risk

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

-	Small Company Stock Risk

The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

-	IPO Risk

Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

-	Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about

2

foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ in some cases significantly, from U.S. standards.

-	Derivatives Risk

The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives also entail exposure to the credit risk of the derivative’s counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

-	Short-Term Trading Risk

Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which could detract from the Fund’s performance.

3

PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each calendar year since its inception. The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class Y shares. Class A, Class B, Class C, Class K and Class R shares, net of applicable sales charges, will have annual returns similar to those of the Class Y shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different sales charges, distribution fees and/or service fees, and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Micro-Cap Equity FundCLASS Y

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	[ ]%

Best Quarter:	47.89%	(quarter ended 12/31/99)
Worst Quarter:	(28.33)%	(quarter ended 9/30/98)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %	5 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	22.81	9.77	20.88
Return After Taxes on Distributions	22.81	9.54	20.37
Return After Taxes on Distributions and Sale of Fund Shares	14.83	8.37	18.61
Wilshire Micro Cap Index(2) (reflects no deductions for fees, expenses or taxes)	17.22	18.66	18.20
Russell 2000 Index(2) (reflects no deductions for fees, expenses or taxes)	18.33	6.61	8.99

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	1 Year %	5 Years %	Since Inception %(1)
CLASS A
Return Before Taxes	15.78	8.21	19.75
Wilshire Micro Cap Index(2) (reflects no deductions for fees, expenses or taxes)	17.22	18.66	18.20
Russell 2000 Index(2) (reflects no deductions for fees, expenses or taxes)	18.33	6.61	8.99
CLASS B
Return Before Taxes	16.60	8.39	18.72
Wilshire Micro Cap Index(2) (reflects no deductions for fees, expenses or taxes)	17.22	18.66	18.24
Russell 2000 Index(2) (reflects no deductions for fees, expenses or taxes)	18.33	6.61	9.26
CLASS C
Return Before Taxes	20.59	8.66	20.25
Wilshire Micro Cap Index(2) (reflects no deductions for fees, expenses or taxes)	17.22	18.66	19.16
Russell 2000 Index(2) (reflects no deductions for fees, expenses or taxes)	18.33	6.61	10.04
CLASS K
Return Before Taxes	22.54	9.52	20.46
Wilshire Micro Cap Index(2) (reflects no deductions for fees, expenses or taxes)	17.22	18.66	18.20
Russell 2000 Index(2) (reflects no deductions for fees, expenses or taxes)	18.33	6.61	8.99

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 12/26/96, 12/26/96, 2/24/97, 3/31/97 and 12/31/96, respectively. The index returns from inception for Class Y, Class A, Class B, Class C and Class K shares are from 1/1/97, 1/1/97, 3/1/97, 4/1/97 and 1/1/97, respectively. No performance information is provided for Class R shares as that class commenced operations on 7/30/04.
(2)	The Wilshire Micro Cap Index is an unmanaged index that measures the performance of all stocks in the bottom half of the Dow Jones Wilshire 5000 Index (based on market capitalization). The Dow Jones Wilshire 5000 Index contains all U.S. headquartered equity securities with readily available price data. The Russell 2000 Index is an unmanaged index that measures the performance of the bottom 2000 companies (based on market capitalization) in the Russell 3000 Index, an index representing approximately 98% of the U.S. equity market.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares. The after-tax returns for the Class A, Class B, Class C, Class K and Class R shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

5

FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	5.5%(a)	None	None	None	None		None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None		None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None	None	None		None
Redemption Fees	2%(e)	2%(e)	2%(e)	2%(e)	2%(e)		2%(e)
Exchange Fees	None	None	None	None	None		None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class Y Shares
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50%	(1)	0.00%
Non 12b-1 Service Plan Fees	0.00%	0.00%	0.00%	0.25%	0.00%		0.00%
Other Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%		[ ]%

Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%		[ ]%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC payable upon redemption of Class B shares declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)	A short-term trading fee of 2% may be assessed on redemptions within 60 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum or because the Fund is unable to verify an accountholder’s identity within a reasonable time after the account is opened.
(1)	The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class R shares that allows the Fund to use up to 1.00% of the average daily net assets attributable to its Class R shares of the Fund to pay distribution and other fees in connection with the sale of its Class R shares. However, under the Fund’s Distribution Agreement, such fees are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

6

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares			Class B Shares*			Class B Shares**			Class C Shares*			Class C Shares**			Class K Shares			Class R Shares			Class Y Shares
1 Year	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
3 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
5 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
10 Years	$	[	]	$	[	]***	$	[	]***	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first business day of the month following the eighth anniversary of the issuance.

7

GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or may be unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and place.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

8

MORE ABOUT THE FUND

The following sections provide additional information about some of the Fund’s principal investment strategies and risks and describe certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

FURTHER INFORMATION

REGARDING THE FUND’S

PRINCIPAL INVESTMENT

STRATEGIES AND RISKS

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

-	Investment Strategy

The Fund may, but is not required to, use derivative instruments. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return).

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case

9

of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

-	Investment Strategy

The Fund may invest up to 25% of its total assets in foreign securities.

-	Special Risks

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign currency- denominated securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

OTHER INVESTMENT

STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to

10

meet redemptions. This is a fundamental policy that can be changed only by shareholders.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

EXCHANGE-TRADED FUNDS

Exchange-traded funds (ETFs) are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s expenses.

-	Investment Strategy

The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

-	Special Risks

The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

-	Special Risks

The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

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WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

-	Special Risks

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K, Class R or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K, Class R and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

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EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K, Class R and Class Y shares through this prospectus. Class K, Class R and Class Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other servicing fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. Please see the Statement of Additional Information for information regarding the conversion feature for shares purchased prior to June 16, 2003.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within one year of purchase.

-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

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-	Lower annual expenses than Class B, Class C and Class R shares and higher annual expenses than Class Y shares. Annual expenses of Class K shares generally are equal to Class A shares.

Class R Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Higher annual expenses than Class A, Class K and Class Y shares.

-	Lower annual expenses than Class B and Class C shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com is under the “Sales Charges and Fees” link on the Fund’s profile page.

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge as a Percentage of*
	Offering Price %	Net Amount Invested %
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    investors that have an investment account or relationship with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

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3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y Shares of another Munder Fund within 60 days of redemption;

7.    banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the

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difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of your purchase the market value of any Class A shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment;
-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B or Class C shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Micro-Cap Equity Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

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The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C, Class K and Class R shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B, Class C and Class R shares and for services provided to shareholders of Class A, Class B, Class C, Class K and Class R shares.

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Payments made under the Plan by Class A, Class B, Class C and Class R shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, Class B, Class C, Class K and Class R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Class B, Class C and Class R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, Class B, Class C, Class K and Class R shares of the Fund.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges and other (including Rule 12b-1 fees) and service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

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VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign currency exchange rates

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are generally determined as of the close of trading of the London Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at those rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares.

Occasionally, events that affect the value of the Fund’s portfolio securities may occur between the time the principal market for the Fund’s foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund’s NAV appropriately reflects securities’ values at the time of pricing.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the

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Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock.

A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

PORTFOLIO MANAGEMENT TEAM

A team of professionals employed by MCM jointly makes investment decisions for the Fund. The team consists of John P. Richardson, Julie R. Hollinshead and Robert E. Crosby.

John P. Richardson, CFA, Director, Small-Cap Equity and Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2002. He also is a member of the portfolio management teams for all mutual fund and separately managed accounts in MCM’s small-capitalization value, micro-cap and mid-cap/small-cap blend investment disciplines. Mr. Richardson has been a member of the portfolio management team for the Munder Small-Cap Value Fund since 1999 and the Munder Small-Mid Cap Fund since that fund’s inception in 2005. Before these assignments, Mr. Richardson spent a decade managing MCM’s Growth at a Reasonable Price (GARP) equity portfolios. Mr. Richardson is one of the founders of MCM, having joined the company shortly after its inception in 1985.

Julie R. Hollinshead, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2003. She is also a member of the portfolio management teams for the Munder Small-Cap Value Fund and the Munder Small-Mid Cap Fund, as well as for separately managed accounts in MCM’s small-cap value, micro-cap and mid-cap/small-cap blend disciplines. Ms. Hollinshead has been a member of the portfolio management team for the Small-Mid Cap Fund since that fund’s inception in 2005. At the beginning of 2003, Ms. Hollinshead joined the Micro-Cap Fund’s portfolio management team, and later that year joined the Small-Cap Value Fund’s portfolio management team. Prior to 2003, Ms. Hollinshead was an equity analyst specializing in the consumer discretionary, consumer staples, health care and industrial sectors of within the small-capitalization value and micro-cap disciplines. Ms. Hollinshead joined MCM in 1995.

Robert E. Crosby, CFA, Senior Portfolio Manager, has been a member of the Fund’s

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portfolio management team since 2005. He is also a member of the portfolio management teams for the Munder Balanced Fund, the Munder Real Estate Equity Investment Fund, the Munder Small-Cap Value Fund, and the Munder Small-Mid Cap Fund, as well as separately managed accounts in MCM’s REIT, small-cap value, micro-cap and mid-cap/small-cap blend disciplines. Mr. Crosby joined the portfolio management teams for the Munder Small-Cap Value Fund in June 2003 and the Munder Balanced Fund and the Munder Small-Mid Cap Fund in 2005. Prior to joining the small-cap value and micro-cap portfolio management teams, Mr. Crosby consulted with team members on certain types of investments, particularly REITs and energy stocks. Mr. Crosby has managed or co-managed the Munder Real Estate Equity Investment Fund (a REIT fund) since 1998. He also served as co-manager of the Munder Power Plus Fund from late 2001 through early 2003. Prior to 1998, Mr. Crosby was an equity analyst specializing in energy, finance and capital goods. Mr. Crosby joined MCM in 1993.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [                    ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

MICRO–CAP EQUITY FUND(a) (CLASS A)	Year Ended 6/30/05 Class A	Year Ended 6/30/04(c) Class A	Year Ended 6/30/03(c) Class A	Year Ended 6/30/02(c) Class A	Year Ended 6/30/01(c) Class A
Net asset value, beginning of period		$23.96	$25.12	$25.38	$28.80

Income/(loss) from investment operations:
Net investment loss		(0.15)	(0.20)	(0.27)	(0.31)
Net realized and unrealized gain/(loss) on investments		11.24	(0.96)	0.01	(2.10)

Total from investment operations		11.09	(1.16)	(0.26)	(2.41)

Less distributions:
Distributions from net realized gains		—	—	—	(1.00)
Distributions in excess of net realized gains		—	—	—	(0.01)

Total distributions		—	—	—	(1.01)

Short-term trading fees		0.01	—	—	—

Net asset value, end of period		$35.06	$23.96	$25.12	$25.38

Total return (b)		46.33%	(4.66)%	(0.99)%	(8.43)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$144,184	$62,027	$56,222	$34,017
Ratio of operating expenses to average net assets		1.80%	1.98%	1.66%	1.65%
Ratio of net investment loss to average net assets		(0.47)%	(1.00)%	(1.12)%	(1.28)%
Portfolio turnover rate		52%	66%	118%	142%
Ratio of operating expenses to average net assets without expense waivers		1.81%	1.99%	1.67%	1.65%

(a)	The Munder Micro–Cap Equity Fund Class A Shares commenced operations on December 26, 1996.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.

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MICRO–CAP EQUITY FUND(a) (CLASS B)	Year Ended 6/30/05 Class B	Year Ended 6/30/04(c) Class B	Year Ended 6/30/03(c) Class B	Year Ended 6/30/02(c) Class B	Year Ended 6/30/01(c) Class B
Net asset value, beginning of period		$22.81	$24.10	$24.52	$28.02

Income/(loss) from investment operations:
Net investment loss		(0.37)	(0.34)	(0.43)	(0.47)
Net realized and unrealized gain/(loss) on investments		10.69	(0.95)	0.01	(2.02)

Total from investment operations		10.32	(1.29)	(0.42)	(2.49)

Less distributions:
Distributions from net realized gains		—	—	—	(1.00)
Distributions in excess of net realized gains		—	—	—	(0.01)

Total distributions		—	—	—	(1.01)

Short-term trading fees		0.01	—	—	—

Net asset value, end of period		$33.14	$22.81	$24.10	$24.52

Total return (b)		45.22%	(5.35)%	(1.67)%	(8.97)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$55,158	$40,548	$49,062	$40,095
Ratio of operating expenses to average net assets		2.55%	2.73%	2.41%	2.40%
Ratio of net investment loss to average net assets		(1.22)%	(1.75)%	(1.87)%	(2.03)%
Portfolio turnover rate		52%	66%	118%	142%
Ratio of operating expenses to average net assets without expense waivers		2.56%	2.74%	2.42%	2.40%

(a)	The Munder Micro–Cap Equity Fund Class B Shares commenced operations on February 24, 1997.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.

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MICRO-CAP EQUITY FUND(a) (CLASS C)	Year Ended 6/30/05 Class C	Year Ended 6/30/04(c) Class C	Year Ended 6/30/03(c) Class C	Year Ended 6/30/02(c) Class C	Year Ended 6/30/01(c) Class C
Net asset value, beginning of period		$22.82	$24.11	$24.53	$28.03

Income/(loss) from investment operations:
Net investment loss		(0.37)	(0.34)	(0.44)	(0.47)
Net realized and unrealized gain/(loss) on investments		10.69	(0.95)	0.02	(2.02)

Total from investment operations		10.32	(1.29)	(0.42)	(2.49)

Less distributions:
Distributions from net realized gains		—	—	—	(1.00)
Distributions in excess of net realized gains		—	—	—	(0.01)

Total distributions		—	—	—	(1.01)

Short-term trading fees		0.01	—	—	—

Net asset value, end of period		$33.15	$22.82	$24.11	$24.53

Total return (b)		45.20%	(5.35)%	(1.67)%	(8.93)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$50,341	$25,175	$28,050	$19,276
Ratio of operating expenses to average net assets		2.55%	2.73%	2.41%	2.40%
Ratio of net investment loss to average net assets		(1.22)%	(1.75)%	(1.87)%	(2.03)%
Portfolio turnover rate		52%	66%	118%	142%
Ratio of operating expenses to average net assets without expense waivers		2.56%	2.74%	2.42%	2.40%

(a)	The Munder Micro-Cap Equity Fund Class C Shares commenced operations on March 31, 1997.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.

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MICRO-CAP EQUITY FUND(a) (CLASS K)	Year Ended 6/30/05 Class K	Year Ended 6/30/04(c) Class K	Year Ended 6/30/03(c) Class K	Year Ended 6/30/02(c) Class K	Year Ended 6/30/01(c) Class K
Net asset value, beginning of period		$23.96	$25.13	$25.37	$28.75

Income/(loss) from investment operation:
Net investment loss		(0.15)	(0.20)	(0.27)	(0.31)
Net realized and unrealized gain/(loss) on investments		11.25	(0.97)	0.03	(2.06)

Total from investment operations		11.10	(1.17)	(0.24)	(2.37)

Less distributions:
Distributions from net realized gains		—	—	—	(1.00)
Distributions in excess of net realized gains		—	—	—	(0.01)

Total distributions		—	—	—	(1.01)

Short-term trading fees		0.01	—	—	—

Net asset value, end of period		$35.07	$23.96	$25.13	$25.37

Total return (b)		46.31%	(4.62)%	(0.95)%	(8.30)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$5,693	$3,989	$5,300	$7,014
Ratio of operating expenses to average net assets		1.80%	1.98%	1.66%	1.65%
Ratio of net investment loss to average net assets		(0.47)%	(1.00)%	(1.12)%	(1.28)%
Portfolio turnover rate		52%	66%	118%	142%
Ratio of operating expenses to average net assets without expense waivers		1.81%	1.99%	1.67%	1.65%

(a)	The Munder Micro-Cap Equity Fund Class K Shares commenced operations on December 31, 1996.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.

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MICRO-CAP EQUITY FUND (CLASS R)	Period Ended 6/30/05 Class R
Net asset value, beginning of period

Income/(loss) from investment operation:
Net investment loss
Net realized and unrealized gain/(loss) on investments

Total from investment operations

Less distributions:
Distributions from net realized gains
Distributions in excess of net realized gains

Total distributions

Short-term trading fees

Net asset value, end of period

Total return (b)

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)
Ratio of operating expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate
Ratio of operating expenses to average net assets without expense waivers

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MICRO–CAP EQUITY FUND(a) (CLASS Y)	Year Ended 6/30/05 Class Y	Year Ended 6/30/04(c) Class Y	Year Ended 6/30/03(c) Class Y	Year Ended 6/30/02(c) Class Y	Year Ended 6/30/01(c) Class Y
Net asset value, beginning of period		$24.34	$25.46	$25.63	$28.97

Income/(loss) from investment operations:
Net investment loss		(0.07)	(0.15)	(0.21)	(0.25)
Net realized and unrealized gain/(loss) on investments		11.43	(0.97)	0.04	(2.08)

Total from investment operations		11.36	(1.12)	(0.17)	(2.33)

Less distributions:
Distributions from net realized gains		—	—	—	(1.00)
Distributions in excess of net realized gains		—	—	—	(0.01)

Total distributions		—	—	—	(1.01)

Short-term trading fees		0.01	—	—	—

Net asset value, end of period		$35.71	$24.34	$25.46	$25.63

Total return (b)		46.71%	(4.40)%	(0.66)%	(8.10)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$9,928	$8,576	$13,515	$12,560
Ratio of operating expenses to average net assets		1.55%	1.73%	1.41%	1.40%
Ratio of net investment loss to average net assets		(0.22)%	(0.75)%	(0.87)%	(1.03)%
Portfolio turnover rate		52%	66%	118%	142%
Ratio of operating expenses to average net assets without expense waivers		1.56%	1.74%	1.42%	1.40%

(a)	The Munder Micro–Cap Equity Fund Class Y Shares commenced operations on December 26, 1996.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

S - 10

(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

S - 11

SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

S - 12

identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

S - 13

hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

S - 14

ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds

P.O. Box 9701

Providence, Rl 02940-9701

By overnight delivery:	The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROMICRO1005

Munder Mid-Cap Core Growth Fund

CLASS A, B, C, K, R & Y SHARES

PROSPECTUS

October 31, 2005

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-MidCap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Mid-Cap Core Growth Fund

CLASS A, B, C, K, R & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in the equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of mid-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders.

Mid-capitalization companies are those companies with a market capitalization within the range of companies included in the S&P MidCap 400® Index. Based on the most recent data available at printing, such capitalizations are between approximately $[    ] million and $[    ] billion.

The Fund’s investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.

The advisor chooses the Fund’s investments by reviewing the earnings growth of all publicly traded mid-capitalization companies over the past three years and investing in approximately 60 to 80 of those companies based on:

-	above-average, consistent earnings growth;
-	financial stability;
-	relative valuation;
-	strength of industry position and management team; and
-	price changes compared to the S&P MidCap 400® Index.

1

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

-	Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

-	Growth Investing Risk

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

-	Smaller Company Stock Risk

The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small companies’ stocks typically are traded in a lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

2

PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each calendar year since its inception. The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class Y shares. Class A, Class B, Class C, Class K and Class R shares, net of applicable sales charges, will have annual returns similar to those of the Class Y shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different sales charges, distribution fees and/or service fees, and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Mid-Cap Core Growth Fund CLASS Y

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	[ ]%

Best Quarter:	24.95%	(quarter ended 12/31/99)
Worst Quarter:	(15.69)%	(quarter ended 9/30/01)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %	5 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	22.30	12.63	13.65
Return After Taxes on Distributions	22.30	11.77	12.82
Return After Taxes on Distributions and Sale of Fund Shares	14.49	10.45	11.50
S&P MidCap 400® Index(2) (reflects no deductions for fees, expenses or taxes)	16.48	9.54	11.12
Russell Midcap Growth Index(2) (reflects no deductions for fees, expenses or taxes)	15.48	(3.36)	4.65

3

	1 Year %	5 Years %	Since Inception %(1)
CLASS A
Return Before Taxes	15.24	—	7.04
S&P MidCap 400® Index(2) (reflects no deductions for fees, expenses or taxes)	16.48	—	8.56
Russell Midcap Growth Index(2) (reflects no deductions for fees, expenses or taxes)	15.48	—	(6.15)
CLASS B
Return Before Taxes	15.98	—	7.33
S&P MidCap 400® Index(2) (reflects no deductions for fees, expenses or taxes)	16.48	—	8.56
Russell Midcap Growth Index(2) (reflects no deductions for fees, expenses or taxes)	15.48	—	(6.15)
CLASS C(3)
Return Before Taxes	19.93	—	6.34
S&P MidCap 400® Index(2) (reflects no deductions for fees, expenses or taxes)	16.48	—	8.56
Russell Midcap Growth Index(2) (reflects no deductions for fees, expenses or taxes)	15.48	—	(6.15)
CLASS K
Return Before Taxes	21.97	—	26.80
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	16.48	—	25.69
Russell Midcap Growth Index(2) (reflects no deductions for fees, expenses or taxes)	15.48	—	28.38

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 6/24/98, 7/3/00, 7/5/00, 7/14/00 and 12/17/02, respectively. The Class C shares inception is that of the Fund’s Class II shares, which were converted and/or reclassified as Class C shares as of the close of business on October 31, 2003. The index returns from inception for Class Y, Class A, Class B, Class C and Class K shares are as of 7/1/98, 7/1/00, 7/1/00, 7/1/00 and 1/1/03, respectively. No performance information is provided for Class R shares as that class commenced operations on 7/30/04.
(2)	The Standard & Poor’s MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-range sector (based on capitalization) of the U.S. stock market. The Russell Midcap Growth Index is an unmanaged index that measures the performance of a subset of the 800 smallest Russell 1000 companies (the 1,000 largest U.S. publicly traded companies) that meet certain growth probability criteria.
(3)	Prior to October 31, 2003, the Fund offered Class II shares which were subject to a front-end sales charge of 1%. The Class II shares were also subject to a 1% contingent deferred sales charge (CDSC) on redemptions of Class II shares within eighteen months of purchase. As of the close of business on October 31, 2003, all outstanding Class II shares of the Fund were converted and/or reclassified as Class C shares. Average annual returns for the Class C shares for periods prior to October 31, 2003 therefore are for the Class II shares and reflect the fees and expenses of the Class II shares prior to that date.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, Class B, Class C, Class K and Class R shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

4

FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares		Class B Shares		Class C Shares		Class K Shares		Class R Shares		Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	5.5%	(a)	None		None		None		None		None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None	(b)	5%	(c)	1%	(d)	None		None		None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None		None		None		None		None		None
Redemption Fees	2%	(e)	2%	(e)	2%	(e)	2%	(e)	2%	(e)	2%	(e)
Exchange Fees	None		None		None		None		None		None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares		Class B Shares		Class C Shares		Class K Shares		Class R Shares		Class Y Shares
Management Fees	0.75%		0.75%		0.75%		0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.00%		0.50%	(1)	0.00%
Non 12b-1 Service Plan Fees	0.00%		0.00%		0.00%		0.25%		0.00%		0.00%
Other Expenses	[ ]%		[ ]%		[ ]%		[ ]%		[ ]%		[ ]%

Total Annual Fund Operating Expenses	[ ]%		[ ]%		[ ]%		[ ]%		[ ]%		[ ]%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC payable upon redemption of Class B shares declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)	A short-term trading fee of 2% may be assessed on redemptions within 60 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum or because the Fund is unable to verify an accountholder’s identity within a reasonable time after the account is opened.
(1)	The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class R shares that allows the Fund to use up to 1.00% of the average daily net assets attributable to its Class R shares of the Fund to pay distribution and other fees in connection with the sale of its Class R shares. However, under the Fund’s Distribution Agreement, such fees are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

5

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares		Class B Shares*			Class B Shares**			Class C Shares*		Class C Shares**		Class K Shares		Class R Shares		Class Y Shares
1 Year	$	[ ]	$	[ ]		$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
3 Years	$	[ ]	$	[ ]		$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
5 Years	$	[ ]	$	[ ]		$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
10 Years	$	[ ]	$	[ ]	***	$	[ ]	***	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first business day of the month following the eighth anniversary of the issuance.

6

GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or may be unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

7

MORE ABOUT THE FUND

This section describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

OTHER INVESTMENT

STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

-	Investment Strategy

The Fund may, but is not required to, use derivative instruments. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return).

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there by any assurance that a derivative hedge, if employed, will be successful.

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact

8

that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

EXCHANGE-TRADED FUNDS

Exchange-traded funds (ETFs) are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s expenses.

-	Investment Strategy

The Fund may purchase ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

-	Special Risks

The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

-	Investment Strategy

The Fund may invest up to 25% of its total assets in foreign securities.

-	Special Risks

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible

9

imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign currency-denominated securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

SHORT-TERM TRADING

The historical portfolio turnover rates for the Fund are shown in the Financial Highlights.

-	Investment Strategy

The Fund may engage in short-term trading of portfolio securities, including initial public offerings, which may result in increasing the Fund’s turnover rates.

-	Special Risks

A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

-	Special Risks

The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

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WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

-	Special Risks

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K, Class R or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K, Class R and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

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For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K, Class R and Class Y shares through this prospectus. Class K, Class R and Class Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other servicing fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. Please see the Statement of Additional Information for information regarding the conversion feature of shares purchased prior to June 16, 2003.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within one year of purchase.

-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

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Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Class B, Class C and Class R shares and higher annual expenses than Class Y shares. Annual expenses of Class K shares generally are equal to Class A shares.

Class R Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Higher annual expenses than Class A, Class K and Class Y shares.

-	Lower annual expenses than Class B and Class C shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

APPLICABLE SALES CHARGES

FRONT-END SALES CHARGE - CLASS A SHARES

Access to the following information is available through the Munder Funds website at www.munder.com is under the “Sales Charges and Fees” link on the Fund’s Profile Page.

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge as a Percentage of*
	Offering Price %		Net Amount Invested %
Less than $25,000	5.50		5.82
$25,000 but less than $50,000	5.25		5.54
$50,000 but less than $100,000	4.50		4.71
$100,000 but less than $250,000	3.50		3.63
$250,000 but less than $500,000	2.50		2.56
$500,000 but less than $1,000,000	1.50		1.52
$1,000,000 or more	None	**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

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SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    investors that have an investment account with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y Shares of another Munder Fund within 60 days of redemption;

7.    banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales

14

charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of your purchase the market value of any Class A shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment;

15

-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B or Class C shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Mid-Cap Core Growth Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

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DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C, Class K and Class R shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B, Class C and Class R shares and for services provided to shareholders of Class A, Class B, Class C, Class K and Class R shares.

Payments made under the Plan by Class A, Class B, Class C and Class R shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, Class B, Class C, Class K and Class R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Class B, Class C and Class R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, Class B, Class C, Class K and Class R shares of the Fund.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

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In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time. NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the

18

advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during the quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign currency exchange rates are generally determined as of the close of trading on the London Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at those rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares.

Occasionally, events that affect the value of the Fund’s portfolio securities may occur between the time the principal market for the Fund’s foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund’s NAV appropriately reflects securities’ values at the time of pricing.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of it’s earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

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FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to

20

certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $385 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

PORTFOLIO MANAGEMENT TEAM

A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Tony Y. Dong, Brian S. Matuszak and Andy Y. Mui. Mr. Dong makes final investment decisions for the Fund. The team members provide analytical support for Mr. Dong’s selections.

Tony Y. Dong, CFA, Director, Mid-Cap Equity and Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 2001. Mr. Dong joined the Mid-Cap Core Growth Fund as a senior portfolio manager in January 2001, and assumed the lead manager role in March 2002. He is also a member of the portfolio management team for the Munder Balanced Fund and the Munder Small-Mid Cap Fund, as well as for separately managed accounts in MCM’s mid-cap core growth and mid-cap/small-cap blend disciplines. Mr. Dong joined the Munder Balanced Fund team at the beginning of 2005 and has been a member of the portfolio management team for the Munder Small-Mid Cap Fund since that fund’s inception in 2005. He became part of the mid-cap/small-cap blend team

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in November 2003. Mr. Dong joined MCM in 1988 as a portfolio manager for MCM’s Growth at a Reasonable Price (GARP) investment discipline. He was promoted to Senior Portfolio Manager in 1994.

Brian S. Matuszak, CFA, Senior Equity Analyst, has been a member of the Fund’s portfolio management team since 2005. He is also a member of the portfolio management teams for the Munder Real Estate Equity Investment Fund and the Munder Small-Mid Cap Fund, as well as for separately managed accounts in MCM’s REIT, mid-cap core growth and mid-cap/small-cap blend disciplines. Mr. Matuszak has been part of the Small-Mid Cap Fund’s portfolio management team since that fund’s inception in 2005. Mr. Matuszak joined the REIT and mid-cap core growth portfolio management teams as an Equity Analyst in April 2002, and was promoted to Senior Equity Analyst in January 2005. Prior to April 2002, Mr. Matuszak had been an internal wholesaler at MCM, marketing the Munder Funds and Munder Funds wrap products. He joined MCM in May 2000.

Andy Y. Mui, CPA, Senior Equity Analyst, has been a member of the Fund’s portfolio management team since 2005. He is also a member of the portfolio management team for the Munder Small-Mid Cap Fund, as well as for separately managed accounts in MCM’s mid-cap core growth and mid-cap/small-cap blend disciplines. Mr. Mui joined MCM in June 2005 as a Senior Equity Analyst. Prior to joining MCM, he had been an Equity Research Associate for Smith Barney Citigroup since 2004. He was also an Equity Research Associate with RBC Capital Markets from mid-2002 through 2003. From August 2000 through May 2002, Mr. Mui was pursuing his M.B.A. at the Tuck School of Business at Dartmouth. He also held the position of Equity Research Associate at Banc of America Securities LLC during the summer of 2001.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [            ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

MID-CAP CORE GROWTH FUND(a) (CLASS A)	Year Ended 6/30/05 Class A	Year Ended 6/30/04(c) Class A		Year Ended 6/30/03(c) Class A	Year Ended 6/30/02(c) Class A	Period Ended 6/30/01 Class A
Net asset value, beginning of period		$13.94		$13.34	$14.62	$15.47

Income/(loss) from investment operations:
Net investment loss		(0.14)		(0.19)	(0.12)	(0.08)
Net realized and unrealized gain/(loss) on investments		4.55		0.79	(1.16)	0.76

Total from investment operations		4.41		0.60	(1.28)	0.68

Less distributions:
Distributions from net realized gain		—		—	—	(1.41)
Distributions in excess of net realized gain		—		—	—	(0.12)

Total distributions		—		—	—	(1.53)

Net asset value, end of period		$18.35		$13.94	$13.34	$14.62

Total return (b)		31.64%		4.50%	(8.76)%	4.54%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$14,892		$3,570	$2,237	$2,351
Ratio of operating expenses to average net assets		1.57%		1.87%	1.43%	1.44	%(d)
Ratio of net investment loss to average net assets		(0.86	)%(e)	(1.46)%	(0.91)%	(0.85	)%(d)
Portfolio turnover rate		53%		58%	55%	81%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements		1.57%		1.88%	1.43%	1.66	%(d)

(a)	The Munder Mid-Cap Core Growth Fund Class A Shares commenced operations on July 3, 2000.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Annualized.
(e)	Ratio of net investment loss to average net assets varies by class in amounts other than the differing 12b-1 fees due to the timing of income recognition and fluctuating net asset levels.

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MID-CAP CORE GROWTH FUND(a) (CLASS B)	Year Ended 6/30/05 Class B	Year Ended 6/30/04(c) Class B		Year Ended 6/30/03(c) Class B	Year Ended 6/30/02(c) Class B	Period Ended 6/30/01 Class B
Net asset value, beginning of period		$13.63		$13.14	$14.51	$15.42

Income/(loss) from investment operations:
Net investment loss		(0.27)		(0.27)	(0.23)	(0.13)
Net realized and unrealized gain/(loss) on investments		4.44		0.76	(1.14)	0.75

Total from investment operations		4.17		0.49	(1.37)	0.62

Less distributions:
Distributions from net realized gain		—		—	—	(1.41)
Distributions in excess of net realized gain		—		—	—	(0.12)

Total distributions		—		—	—	(1.53)

Net asset value, end of period		$17.80		$13.63	$13.14	$14.51

Total return (b)		30.59%		3.73%	(9.44)%	4.12%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$8,855		$2,878	$2,339	$1,655
Ratio of operating expenses to average net assets		2.32%		2.62%	2.18%	2.19	%(d)
Ratio of net investment loss to average net assets		(1.64	)%(e)	(2.21)%	(1.66)%	(1.60	)%(d)
Portfolio turnover rate		53%		58%	55%	81%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements		2.32%		2.63%	2.18%	2.41	%(d)

(a)	The Munder Mid-Cap Core Growth Fund Class B Shares commenced operations on July 5, 2000.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Annualized.
(e)	Ratio of net investment loss to average net assets varies by class in amounts other than the differing 12b-1 fees due to the timing of income recognition and fluctuating net asset levels.

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MID-CAP CORE GROWTH FUND(a) (CLASS C)	Year Ended 6/30/05	Year Ended 6/30/04(c)		Year Ended 6/30/03(c)	Year Ended 6/30/02(c)	Period Ended 6/30/01
Net asset value, beginning of period		$13.65		$13.17	$14.53	$16.37

Income/(loss) from investment operations:
Net investment loss		(0.27)		(0.27)	(0.23)	(0.13)
Net realized and unrealized gain/(loss) on investments		4.46		0.75	(1.13)	(0.18)

Total from investment operations		4.19		0.48	(1.36)	(0.31)

Less distributions:
Distributions from net realized gain		—		—	—	(1.41)
Distributions in excess of net realized gain		—		—	—	(0.12)

Total distributions		—		—	—	(1.53)

Net asset value, end of period		$17.84		$13.65	$13.17	$14.53

Total return (b)		30.70%		3.64%	(9.36)%	(1.81)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$4,010		$1,252	$1,297	$838
Ratio of operating expenses to average net assets		2.32%		2.62%	2.18%	2.19	%(d)
Ratio of net investment loss to average net assets		(1.64	)%(e)	(2.21)%	(1.66)%	(1.60	)%(d)
Portfolio turnover rate		53%		58%	55%	81%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements		2.32%		2.63%	2.18%	2.41	%(d)

(a)	Prior to the close of business of October 31, 2003, the Munder Mid-Cap Core Growth Fund offered Class II Shares, which were converted and/or reclassified as Class C Shares on that date. Class II Shares, which commenced operations on July 14, 2000, were subject to a front-end sales charge of 1.00% and were also subject to a 1.00% CDSC on redemptions of Class II Shares within eighteen months of purchase. The financial highlights for periods prior to October 31, 2003 are for the Class II Shares and reflect the fees and expenses of the Class II Shares.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Annualized.
(e)	Ratio of net investment loss to average net assets varies by class in amounts other than the differing 12b-1 fees due to the timing of income recognition and fluctuating net asset levels.

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MID-CAP CORE GROWTH FUND(a) (CLASS K)	Year Ended 6/30/05 Class K	Year Ended 6/30/04(c) Class K		Period Ended 6/30/03(c) Class K
Net asset value, beginning of period		$13.94		$12.38

Income from investment operations:
Net investment loss		(0.13)		(0.11)
Net realized and unrealized gain on investments		4.53		1.67

Total from investment operations		4.40		1.56

Net asset value, end of period		$18.34		$13.94

Total return (b)		31.56%		12.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$25,788		$70
Ratio of operating expenses to average net assets		1.57%		1.87	%(d)
Ratio of net investment loss to average net assets		(0.77	)%(e)	(1.46	)%(d)
Portfolio turnover rate		53%		58%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements		1.57%		1.88	%(d)

(a)	The Munder Mid-Cap Core Growth Fund Class K Shares commenced operations on December 17, 2002.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Annualized.
(e)	Ratio of net investment loss to average net assets varies by class in amounts other than the differing 12b-1 fees due to the timing of income recognition and fluctuating net asset levels.

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MID-CAP CORE GROWTH FUND (CLASS R)	Period Ended 6/30/05 Class R
Net asset value, beginning of period

Income from investment operations:
Net investment loss
Net realized and unrealized gain on investments

Total from investment operations

Net asset value, end of period

Total return (b)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)
Ratio of operating expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements

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MID-CAP CORE GROWTH FUND(a) (CLASS Y)	Year Ended 6/30/05 Class Y	Year Ended 6/30/04 Class Y		Year Ended 6/30/03(c) Class Y	Year Ended 6/30/02(c) Class Y	Year Ended 6/30/01 Class Y
Net asset value, beginning of period		$14.05		$13.42	$14.66	$15.47

Income/(loss) from investment operations:
Net investment loss		(0.11)		(0.15)	(0.09)	(0.06)
Net realized and unrealized gain/(loss) on investments		4.61		0.78	(1.15)	0.78

Total from investment operations		4.50		0.63	(1.24)	0.72

Less distributions:
Distributions from net realized gains		—		—	—	(1.41)
Distributions in excess of net realized gains		—		—	—	(0.12)

Total distributions		—		—	—	(1.53)

Net asset value, end of period		$18.55		$14.05	$13.42	$14.66

Total return (b)		32.03%		4.69%	(8.46)%	4.82%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$42,188		$26,948	$26,013	$25,800
Ratio of operating expenses to average net assets		1.32%		1.62%	1.18%	1.19%
Ratio of net investment loss to average net assets		(0.69	)%(d)	(1.21)%	(0.66)%	(0.60)%
Portfolio turnover rate		53%		58%	55%	81%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements		1.32%		1.63%	1.18%	1.41%

(a)	The Munder Mid-Cap Core Growth Fund Class Y Shares commenced operations on June 24, 1998.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Ratio of net investment loss to average net assets varies by class in amounts other than the differing 12b-1 fees due to the timing of income recognition and fluctuating net asset levels.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

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(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

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SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

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identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

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hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds

Attn: Secretary

480 Pierce Street

Birmingham, MI 48009

TO OBTAIN INFORMATION:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940-9701

By overnight delivery:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By web:

www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

PROMID1005

Munder Power Plus Fund®

CLASS A, B, C, K & Y SHARES

PROSPECTUS

October 31, 2005

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document electronically.

Sign up for electronic delivery at

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-Mid Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Power Plus Fund

CLASS A, B, C, K & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of U.S. and non-U.S. companies considered by the portfolio managers of the Fund to significantly benefit from or derive revenue from non-regulated energy or power-related activities. The Fund will invest in small, medium and large capitalization companies.

Under normal circumstances the Fund will invest at least 80% of its assets in companies that are primarily engaged in non-regulated energy and power activities. This investment strategy may not be changed without 60 days’ prior notice to shareholders.

The companies in which the Fund may invest include any company for which at least 50% of its sales, earnings or assets arise from or are dedicated to non- regulated energy or power activities. Energy-related activities may involve:

-	conventional sources of energy such as oil, natural gas and coal, and
-	renewable sources of energy such as geothermal, biomass, solar and wind power.

Power-related activities include:

-	power generation from independent power producers and others, and
-	power technology.

Power technology is broadly defined to encompass all aspects of generating, monitoring, conditioning (i.e., improving power quality) and delivering power such as fuel cells, microturbines, flywheel storage devices, superconductors and uninterruptible power supply products.

The Fund may invest, on a direct or indirect basis, up to 10% of its total assets in equity securities of privately-owned energy and power-related companies that plan to conduct an initial public offering (IPO) within several years from the time the Fund makes its investment.

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The Fund may invest without limit in IPOs, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund.

The advisor selects companies using a “bottom-up approach,” which identifies outstanding performance of individual companies before considering the impact of economic trends. The advisor evaluates companies by analyzing a number of factors, including the growth prospects of an energy or power-related company relative to the price of its stock and companies that are at the leading edge of new developments in the energy or power sectors.

The Fund may engage in short-term trading of portfolio securities.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

-	Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

-	Sector Risk

The Fund will invest most of its assets in companies that are primarily engaged in non-regulated energy and power activities. As a result, the Fund will be particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific energy-related products or services and tax and other government regulation. The value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

-	Smaller Company Stock Risk

The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small companies’ stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

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-	IPO Risk

Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

-	Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

-	Technology Risk

The Fund will invest in companies that rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the Fund’s investments. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

-	Liquidity Risk

The Fund may invest up to 15% of its net assets in illiquid securities that cannot be sold quickly. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

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PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each calendar year since its inception. The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

The annual returns in the bar chart are for the Fund’s Class Y shares. Class A, Class B, Class C and Class K shares, net of any applicable sales charges, will have annual returns similar to those of the Class Y shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different sales charges, distribution fees and/or service fees, and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Power Plus Fund CLASS Y

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	[ ]%

Best Quarter:	16.25%	(quarter ended 12/31/03)
Worst Quarter:	(28.05)%	(quarter ended 9/30/02)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %	Since Inception %(1)
CLASS Y
Return Before Taxes	24.77	2.71
Return After Taxes on Distributions	24.77	2.63
Return After Taxes on Distributions and Sale of Fund Shares	16.10	2.26
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	1.05
AMEX Deutsche Bank Energy Index(2) (reflects no deductions for fees, expenses or taxes)	40.21	13.85

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	1 Year %	Since Inception %(1)
CLASS A
Return Before Taxes	17.62	0.96
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	1.05
AMEX Deutsche Bank Energy Index(2) (reflects no deductions for fees, expenses or taxes)	40.21	13.85
CLASS B
Return Before Taxes	18.51	0.91
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	1.05
AMEX Deutsche Bank Energy Index(2) (reflects no deductions for fees, expenses or taxes)	40.21	13.85
CLASS C(3)
Return Before Taxes	22.48	1.69
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	1.05
AMEX Deutsche Bank Energy Index(2) (reflects no deductions for fees, expenses or taxes)	40.21	13.85
CLASS K
Return Before Taxes	24.51	2.44
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	1.05
AMEX Deutsche Bank Energy Index(2) (reflects no deductions for fees, expenses or taxes)	40.21	13.85

(1)	The inception date for the Class Y, Class A, Class B, Class C and Class K Shares is 3/13/01. The Class C shares inception is that of the Fund’s Class II shares, which were converted and/or reclassified as Class C shares as of the close of business on October 31, 2003. The index returns from inception for Class Y, Class A, Class B, Class C and Class K shares are as of 3/1/01.
(2)	The Standard & Poor’s 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The AMEX Deutsche Bank Energy Index is an equal-dollar weighted index of widely-held companies involved in producing and providing oil and natural gas, including domestic and international oil producers, refiners and transmitters, oil equipment manufacturers and drillers, and natural gas producers.
(3)	Prior to October 31, 2003, the Fund offered Class II shares, which were subject to a front-end sales charge of 1%. The Class II shares were also subject to a 1% contingent deferred sales charge (CDSC) on redemptions of Class II shares within eighteen months of purchase. As of the close of business on October 31, 2003, all outstanding Class II shares of the Fund were converted and/or reclassified as Class C shares. Average annual returns for the Class C shares for periods prior to October 31, 2003 therefore are for the Class II shares and reflect the fees and expenses of the Class II shares prior to that date.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Y shares. The after-tax returns for the Class A, Class B, Class C and Class K shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

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FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a %of offering price)	5.5%(a)	None	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (as a %of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fees	2%(e)	2%(e)	2%(e)	2%(e)	2%(e)
Exchange Fees	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%
Non 12b-1 Service Plan Fees	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC payable upon redemption of Class B shares declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)	A short-term trading fee of 2% may be assessed on redemptions within 60 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum or because the Fund is unable to verify an accountholder’s identity within a reasonable time after the account is opened.

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Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares			Class B Shares*			Class B Shares**			Class C Shares*			Class C Shares**			Class K Shares			Class Y Shares
1 Year	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
3 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
5 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
10 Years	$	[	]	$	[	]***	$	[	]***	$	[	]	$	[	]	$	[	]	$	[	]

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first business day of the month following the eighth anniversary of the issuance.

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GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company with a specified time period for specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or may be unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

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MORE ABOUT THE FUND

The following sections provide additional information about some of the Fund’s principal investment strategies and risks and describe certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

FURTHER INFORMATION REGARDING THE FUND’S

PRINCIPAL INVESTMENT

STRATEGIES AND RISKS

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

-	Investment Strategy

The Fund may invest all or a substantial portion of its total assets in foreign securities.

-	Special Risks

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-

9

denominated security. To the extent that the Fund is invested in foreign currency-denominated securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

OTHER INVESTMENT

STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy that can be changed only by shareholders.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

-	Investment Strategy

The Fund may, but is not required to, use derivative instruments. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return).

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that

10

adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

EXCHANGE-TRADED FUNDS

Exchange-traded funds (ETFs) are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s expenses.

-	Investment Strategy

The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

-	Special Risks

The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

SHORT-TERM TRADING

The historical portfolio turnover rates for the Fund are shown in the Financial Highlights.

-	Investment Strategy

The Fund may engage in short-term trading of portfolio securities, including initial public offerings, which may increase the Fund’s turnover rates.

-	Special Risks

A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase

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agreements with maturities of 13 months or less.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

-	Special Risks

The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

-	Special Risks

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

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YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K and Class Y shares through this prospectus. Class K and Class Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other servicing fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

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-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. Please see the Statement of Additional Information for information regarding the conversion feature for shares purchased prior to June 16, 2003.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within one year of purchase.

-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Class B and Class C shares and higher annual expenses than Class Y shares. Annual expenses of Class K shares generally are equal to Class A shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge as a Percentage of*
	Offering Price %		Net Amount Invested %
Less than $25,000	5.50		5.82
$25,000 but less than $50,000	5.25		5.54
$50,000 but less than $100,000	4.50		4.71
$100,000 but less than $250,000	3.50		3.63
$250,000 but less than $500,000	2.50		2.56
$500,000 but less than $1,000,000	1.50		1.52
$1,000,000 or more	None	**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

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SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    investors that have an investment account with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y Shares of another Munder Fund within 60 days of redemption;

7.    banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain

15

amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of your purchase the market value of any Class A shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment;

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-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B or Class C shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Power Plus Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

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DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C and Class K shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B and Class C shares and for services provided to shareholders of Class A, Class B, Class C and Class K shares.

Payments made under the Plan by Class A, Class B and Class C shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of average the daily net assets of the Fund attributable to Class A, Class B, Class C and Class K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Class B and Class C shares to finance activities relating to the distribution of those shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, Class B, Class C and Class K shares of the Fund.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read

18

“Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadline times to that time. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized

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cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign currency exchange rates are generally determined as of the close of trading on the London Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at those rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares.

Occasionally, events that affect the value of the Fund’s portfolio securities may occur between the time the principal market for the Fund’s foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund’s NAV appropriately reflects securities’ values at the time of pricing.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

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FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

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OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

PORTFOLIO MANAGEMENT TEAM

The Fund is co-managed by Michael Bryk and John F. Kreiter. Mr. Bryk is responsible for investment decisions in the oil and gas exploration and production, integrated oil and gas, and oil and gas refining and marketing industries. Mr. Kreiter is responsible for investment decisions in the oil and gas drilling industry, oil and gas equipment and services industry, and alternative energy sector. Mr. Bryk and Mr. Kreiter jointly make decisions regarding allocation of the Fund’s assets.

Michael Bryk, Portfolio Manager/Senior Analyst, has been co-manager of the Fund since 2003. He also has been a member of the portfolio management team for the Munder Large-Cap Core Growth Fund since 2005, and is a research analyst in support of MCM’s large-cap growth and large-capitalization core growth investment disciplines. Prior to joining MCM in 2001, he was a corporate lending underwriter, an equity analyst and a fixed-income analyst for Banc One Investment Advisors Corporation.

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John F. Kreiter, CFA, Portfolio Manager/Senior Analyst, has been co-manager of the Fund since 2003. Mr. Kreiter also has been a member of the Munder Large-Cap Value Fund portfolio management team since 2001, and is a member of the portfolio management teams for MCM’s large-cap value and core value investment disciplines, assisting with portfolio strategy and administration. Mr. Kreiter has worked in equity research at MCM since 1995.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the life of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [        ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

POWER PLUS FUND(a) (CLASS A)	Year Ended 6/30/05(d) Class A	Year Ended 6/30/04(d) Class A	Year Ended 6/30/03(d) Class A	Year Ended 6/30/02(d) Class A		Period Ended 6/30/01 Class A
Net asset value, beginning of period		$6.79	$7.42	$9.86		$10.00

Income/(Loss) from investment operations:
Net investment loss		(0.05)	(0.07)	(0.10)		(0.01)
Net realized and unrealized gain/(loss) on investments		2.83	(0.56)	(2.28)		(0.13)

Total from investment operations		2.78	(0.63)	(2.38)		(0.14)

Less distributions:
Distributions from net realized capital gain		—	—	(0.06)		—
Distributions from capital		—	—	(0.00	)(c)	—

Total distributions		—	—	(0.06)		—

Net asset value, end of period		$9.57	$6.79	$7.42		$9.86

Total return (b)		40.94%	(8.49)%	(24.11)%		(1.40)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$22,182	$20,107	$33,446		$59,147
Ratio of operating expenses to average net assets		1.89%	1.96%	1.76%		1.50	%(e)
Ratio of net investment loss to average net assets		(0.65)%	(1.22)%	(1.15)%		(0.41	)%(e)
Portfolio turnover rate		41%	93%	107%		36%
Ratio of operating expenses to average net assets without expense waivers		1.90%	1.97%	1.76%		1.50	%(e)

(a)	The Munder Power Plus Fund Class A Shares commenced operations on March 13, 2001.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Amount represents less than $0.01 per share.
(d)	Per share numbers have been calculated using the average shares method.
(e)	Annualized.

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POWER PLUS FUND(a) (CLASS B)	Year Ended 6/30/05(d) Class B	Year Ended 6/30/04(d) Class B	Year Ended 6/30/03(d) Class B	Year Ended 6/30/02(d) Class B		Period Ended 6/30/01 Class B
Net asset value, beginning of period		$6.66	$7.34	$9.83		$10.00

Income/(Loss) from investment operations:
Net investment loss		(0.11)	(0.12)	(0.16)		(0.02)
Net realized and unrealized gain/(loss) on investments		2.77	(0.56)	(2.27)		(0.15)

Total from investment operations		2.66	(0.68)	(2.43)		(0.17)

Less distributions:
Distributions from net realized capital gain		—	—	(0.06)		—
Distributions from capital		—	—	(0.00	)(c)	—

Total distributions		—	—	(0.06)		—

Net asset value, end of period		$9.32	$6.66	$7.34		$9.83

Total return (b)		39.94%	(9.26)%	(24.70)%		(1.70)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$39,396	$33,404	$50,354		$73,409
Ratio of operating expenses to average net assets		2.64%	2.71%	2.51%		2.25	%(e)
Ratio of net investment loss to average net assets		(1.40)%	(1.97)%	(1.90)%		(1.16	)%(e)
Portfolio turnover rate		41%	93%	107%		36%
Ratio of operating expenses to average net assets without expense waivers		2.65%	2.72%	2.51%		2.25	%(e)

(a)	The Munder Power Plus Fund Class B Shares commenced operations on March 13, 2001.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Amount represents less than $0.01 per share.
(d)	Per share numbers have been calculated using the average shares method.
(e)	Annualized.

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POWER PLUS FUND(a) (CLASS C)	Year Ended 6/30/05(d) Class C	Year Ended 6/30/04(d) Class C	Year Ended 6/30/03(d) Class C	Year Ended 6/30/02(d) Class C		Period Ended 6/30/01 Class C
Net asset value, beginning of period		$6.67	$7.35	$9.84		$10.00

Income/(Loss) from investment operations:
Net investment gain/(loss)		(0.11)	(0.12)	(0.16)		(0.02)
Net realized and unrealized gain/(loss) on investments		2.77	(0.56)	(2.27)		(0.14)

Total from investment operations		2.66	(0.68)	(2.43)		(0.16)

Less distributions:
Distributions from net realized capital gain		—	—	(0.06)		—
Distributions from capital		—	—	(0.00	)(c)	—

Total distributions		—	—	(0.06)		—

Net asset value, end of period		$9.33	$6.67	$7.35		$9.84

Total return (b)		39.88%	(9.25)%	(24.67)%		(1.60)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$15,411	$13,768	$20,917		$29,928
Ratio of operating expenses to average net assets		2.64%	2.71%	2.51%		2.25	%(e)
Ratio of net investment loss to average net assets		(1.40)%	(1.97)%	(1.90)%		(1.16	)%(e)
Portfolio turnover rate		41%	93%	107%		36%
Ratio of operating expenses to average net assets without expense waivers		2.65%	2.72%	2.51%		2.25	%(e)

(a)	Prior to the close of business on October 31, 2003, the Munder Power Plus Fund offered Class II Shares, which were converted and/or reclassified as Class C Shares on that date. Class II Shares, which commenced operations on March 13, 2001, were subject to a front-end sales charge of 1.00% and were also subject to a 1.00% CDSC on redemptions of Class II Shares within eighteen months of purchase. The financial highlights for periods prior to October 31, 2003 are for the Class II Shares and reflect the fees and expenses of the Class II Shares.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Amount represents less than $0.01 per share.
(d)	Per share numbers have been calculated using the average shares method.
(e)	Annualized.

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POWER PLUS FUND(a) (CLASS K)	Year Ended 6/30/05(c) Class K	Year Ended 6/30/04(c) Class K	Year Ended 6/30/03(c) Class K	Year Ended 6/30/02(c) Class K		Period Ended 6/30/01 Class K
Net asset value, beginning of period		$6.79	$7.42	$9.86		$10.00

Income/(Loss) from investment operations:
Net investment gain/(loss)		(0.05)	(0.07)	(0.09)		(0.01)
Net realized and unrealized gain/(loss) on investments		2.82	(0.56)	(2.29)		(0.13)

Total from investment operations		2.77	(0.63)	(2.38)		(0.14)

Less distributions:
Distributions from net realized capital gain		—	—	(0.06)		—
Distributions from capital		—	—	(0.00	)(e)	—

Total distributions		—	—	(0.06)		—

Net asset value, end of period		$9.56	$6.79	$7.42		$9.86

Total return (b)		40.80%	(8.49)%	(24.11)%		(1.40)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$8	$36	$43		$62
Ratio of operating expenses to average net assets		1.89%	1.96%	1.76%		1.50	%(d)
Ratio of net investment loss to average net assets		(0.65)%	(1.22)%	(1.15)%		(0.41	)%(d)
Portfolio turnover rate		41%	93%	107%		36%
Ratio of operating expenses to average net assets without expense waivers		1.90%	1.97%	1.76%		1.50	%(d)

(a)	The Munder Power Plus Fund Class K Shares commenced operations on March 13, 2001.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Annualized.
(e)	Amount represents less than $0.01 per share.

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POWER PLUS FUND(a) (CLASS Y)	Year Ended 6/30/05(d) Class Y	Year Ended 6/30/04(d) Class Y	Year Ended 6/30/03(d) Class Y	Year Ended 6/30/02(d) Class Y		Period Ended 6/30/01 Class Y
Net asset value, beginning of period		$6.83	$7.45	$9.87		$10.00

Income/(Loss) from investment operations:
Net investment gain/(loss)		(0.03)	(0.06)	(0.07)		(0.00	)(c)
Net realized and unrealized gain/(loss) on investments		2.85	(0.56)	(2.29)		(0.13)

Total from investment operations		2.82	(0.62)	(2.36)		(0.13)

Less distributions:
Distributions from net realized capital gain		—	—	(0.06)		—
Distributions from capital		—	—	(0.00	)(c)	—

Total distributions		—	—	(0.06)		—

Net asset value, end of period		$9.65	$6.83	$7.45		$9.87

Total return (b)		41.29%	(8.32)%	(23.89)%		(1.30)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$240	$149	$1,352		$2,039
Ratio of operating expenses to average net assets		1.64%	1.71%	1.51%		1.25	%(e)
Ratio of net investment loss to average net assets		(0.40)%	(0.97)%	(0.90)%		(0.16	)%(e)
Portfolio turnover rate		41%	93%	107%		36%
Ratio of operating expenses to average net assets without expense waivers		1.65%	1.72%	1.51%		1.25	%(e)

(a)	The Munder Power Plus Fund Class Y Shares commenced operations on March 13, 2001.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Amount represents less than $0.01 per share.
(d)	Per share numbers have been calculated using the average shares method.
(e)	Annualized.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

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(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

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SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

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identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

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hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds

Attn: Secretary

480 Pierce Street

Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds

P.O. Box 9701

Providence, Rl 02940-9701

By overnight delivery:	The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROPP1005

Munder Real Estate Equity Investment Fund

CLASS A, B, C, K & Y SHARES

PROSPECTUS

October 31, 2005

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document electronically.

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-Mid Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Real Estate Equity Investment Fund

CLASS A, B, C, K & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of U.S. companies that are principally engaged in business within the real estate industry. This investment strategy may not be changed without 60 days’ prior notice to shareholders.

A company is “principally engaged” in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. The Fund will not own real estate directly.

The companies in which the Fund primarily invests are equity real estate investment trusts (REITS) that are traded on a securities exchange or NASDAQ.

In addition, the Fund may invest in:

-	brokers, home builders and real estate developers;
-	companies with substantial real estate holdings (for example, paper and lumber producers, hotels and entertainment companies);
-	manufacturers and distributors of building supplies;
-	mortgage REITS; and
-	financial institutions which issue or service mortgages.

The advisor selects companies exhibiting steady cash flows, financial stability, quality management and reasonable valuations.

1

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

-	Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

-	Concentration Risk

The Fund will concentrate its investments in the real estate industry. Investing in the securities of real estate-related companies involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. Adverse economic, business or political developments affecting that industry could have a major effect on the value of the Fund’s investments. In addition, investments in securities of REITs entail additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type. The value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

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PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class A shares, and does not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Class B, Class C, Class K and Class Y shares, net of applicable sales charges, will have annual returns similar to those of the Class A shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different sales charges, distribution fees and/or service fees, and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Real Estate Equity Investment Fund CLASS A

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	[ ]%

Best Quarter:	17.73%	(quarter ended 12/31/96)
Worst Quarter:	(10.35)%	(quarter ended 9/30/99)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS A
Return Before Taxes	23.38	19.15	13.21	13.12
Return After Taxes on Distributions	22.10	17.56	11.31	11.21
Return After Taxes on Distributions and Sale of Fund Shares	15.12	15.78	10.41	10.33
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	12.07	11.76
NAREIT Equity Index(2) (reflects no deductions for fees, expenses or taxes)	31.58	21.95	14.81	14.43

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	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS B
Return Before Taxes	24.63	19.37	13.15	13.07
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	12.07	11.76
NAREIT Equity Index(2) (reflects no deductions for fees, expenses or taxes)	31.58	21.95	14.81	14.43
CLASS C
Return Before Taxes	28.56	19.58	—	13.33
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	—	9.56
NAREIT Equity Index(2) (reflects no deductions for fees, expenses or taxes)	31.58	21.95	—	14.76
CLASS K
Return Before Taxes	30.64	20.51	—	13.53
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	—	8.78
NAREIT Equity Index(2) (reflects no deductions for fees, expenses or taxes)	31.58	21.95	—	14.40
CLASS Y
Return Before Taxes	30.93	20.78	14.14	14.04
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	12.07	11.76
NAREIT Equity Index(2) (reflects no deductions for fees, expenses or taxes)	31.58	21.95	14.81	14.43

(1)	The inception dates for the Class A, Class B, Class C, Class K and Class Y shares are 9/30/94, 10/3/94, 1/5/96, 10/3/96 and 10/3/94, respectively. The index returns from inception for Class A, Class B, Class C, Class K and Class Y shares are from 10/1/94, 10/1/94, 1/1/96, 10/1/96 and 10/1/94, respectively.
(2)	Standard & Poor’s 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The National Association of Real Estate Investment Trusts (NAREIT) Equity Index (sometimes referred to as the NAREIT Real-Time Index (Equity)) is an unmanaged index that includes all equity real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. The after-tax returns for the Class B, Class C, Class K and Class Y shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

4

FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	5.5%(a)	None	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC)(as a % of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fees	2%(e)	2%(e)	2%(e)	2%(e)	2%(e)
Exchange Fees	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Management Fees	0.74%	0.74%	0.74%	0.74%	0.74%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%
Non 12b-1 Service Plan Fees	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC payable upon redemption of Class B shares declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)	A short-term trading fee of 2% may be assessed on redemptions within 60 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum or because the Fund is unable to verify an accountholder’s identity within a reasonable time after the account is opened.

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Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares		Class B Shares*			Class B Shares**			Class C Shares*		Class C Shares**		Class K Shares		Class Y Shares
1 Year	$	[ ]	$	[ ]		$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]
3 Years	$	[ ]	$	[ ]		$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]
5 Years	$	[ ]	$	[ ]		$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]
10 Years	$	[ ]	$	[ ]	***	$	[ ]	***	$	[ ]	$	[ ]	$	[ ]	$	[ ]

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first day of the month following the eighth anniversary of the issuance.

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GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or may be unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

MORE ABOUT THE FUND

This section describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

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OTHER INVESTMENT

STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

-	Investment Strategy

The Fund may, but is not required to, use derivative instruments. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return).

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and

8

(7) the inability to close out certain hedged positions to avoid adverse tax consequences.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

SHORT-TERM TRADING

The historical portfolio turnover rates for the Fund are shown in the Financial Highlights.

-	Investment Strategy

The Fund may engage in short-term trading of portfolio securities, including initial public offerings, which may increase the Fund’s turnover rates.

-	Special Risks

A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

-	Special Risks

The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

-	Special Risks

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

9

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

10

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K and Class Y shares through this prospectus. Class K and Class Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other servicing fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. Please see the Statement of Additional Information for information regarding the conversion feature of shares purchased prior to June 16, 2003.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within one year of purchase.

-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Class B and Class C shares and higher annual expenses than Class Y shares. Annual expenses of Class K shares generally are equal to Class A shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

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APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge as a Percentage of*
	Offering Price %		Net Amount Invested %
Less than $25,000	5.50		5.82
$25,000 but less than $50,000	5.25		5.54
$50,000 but less than $100,000	4.50		4.71
$100,000 but less than $250,000	3.50		3.63
$250,000 but less than $500,000	2.50		2.56
$500,000 but less than $1,000,000	1.50		1.52
$1,000,000 or more	None	**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    investors that have an investment account with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y

12

Shares of another Munder Fund within 60 days of redemption;

7.    banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of your purchase the market value of any Class A shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such share) already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or

13

beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment;
-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B or Class C shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Real Estate Equity Investment Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

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For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling is a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C and Class K shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B and Class C shares and for services provided to shareholders of Class A, Class B, Class C and Class K shares.

Payments made under the Plan by Class A, Class B and Class C shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, Class B, Class C and Class K shares to pay for certain shareholder services provided

15

by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Class B and Class C shares to finance activities relating to the distribution of those shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in the Class A, Class B, Class C and Class K shares Fund.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

16

VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

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DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, monthly.

The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

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FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares to the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

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During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 0.74% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

PORTFOLIO MANAGEMENT TEAM

The Fund is co-managed by Robert E. Crosby and Brian S. Matuszak. Mr. Crosby is the lead manager and makes final investment decisions for the Fund.

Robert E. Crosby, CFA, Senior Portfolio Manager, has managed or co-managed the Fund since 1998. He also a member of the portfolio management team for the Munder Balanced Fund, the Munder Micro-Cap Equity Fund, the Munder Small-Cap Value Fund and the Munder Small-Mid Cap Fund, as well as separately managed accounts in MCM’s REIT, small-cap value, micro-cap and mid-cap/small-cap blend disciplines. Mr. Crosby joined the portfolio management teams for the Small-Cap Value Fund in June 2003 and the Munder Balanced, Munder Micro-Cap Equity and Munder Small-Mid Cap Funds in 2005. Prior to joining the Small-Cap Value and Micro-Cap portfolio management teams, Mr. Crosby consulted with team members on certain types of investments, particularly REITs and energy stocks. He also served as co-manager of the Munder Power Plus Fund from late 2001 through early 2003. Prior to 1998, Mr. Crosby was an equity analyst specializing in energy, finance and capital goods. Mr. Crosby joined MCM in 1993.

Brian S. Matuszak, CFA, Senior Equity Analyst, has been a member of the Fund’s portfolio management team since 2005. He is also a member of the portfolio management teams for the Munder Mid-Cap Core Growth Fund and the Munder Small-Mid Cap Fund, as well as for separately managed accounts in MCM’s REIT, mid-cap core growth and mid-cap/small-cap blend disciplines. Mr. Matuszak has been part of the portfolio management teams for the Munder Mid-Cap Core Growth Fund and the Munder Small-Mid Cap Fund since 2005. Mr. Matuszak joined the REIT and mid-cap core growth discipline portfolio management teams as an Equity Analyst in April 2002, and was promoted to Senior Equity Analyst in January 2005. Prior to April 2002, Mr. Matuszak had been an internal wholesaler at MCM, marketing the Munder Funds and Munder Funds wrap products. He joined MCM in May 2000.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [                    ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

REAL ESTATE EQUITY INVESTMENT FUND(a) (CLASS A)	Year Ended 6/30/05(c) Class A	Year Ended 6/30/04(c) Class A		Year Ended 6/30/03(c) Class A	Year Ended 6/30/02(c) Class A	Year Ended 6/30/01 Class A
Net asset value, beginning of period		$14.96		$14.65	$13.22	$12.09

Income/(loss) from investment operations:
Net investment income		0.60		0.58	0.58	0.44
Net realized and unrealized gain/(loss) on investments		3.26		0.39	1.52	1.30

Total from investment operations		3.86		0.97	2.10	1.74

Less distributions:
Dividends from net investment income		(0.65)		(0.66)	(0.50)	(0.43)
Distributions from capital		—		—	(0.17)	(0.18)

Total distributions		(0.65)		(0.66)	(0.67)	(0.61)

Net asset value, end of period		$18.17		$14.96	$14.65	$13.22

Total return (b)		26.11%		7.22%	16.52%	14.80%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$4,824		$3,599	$3,441	$3,155
Ratio of operating expenses to average net assets		1.48%		1.51%	1.20%	1.30%
Ratio of net investment income to average net assets		3.45	%(d)	4.32%	4.33%	4.83%
Portfolio turnover rate		22%		19%	39%	30%
Ratio of operating expenses to average net assets without expense waivers		1.48%		1.51%	1.21%	1.30%

(a)	The Munder Real Estate Equity Investment Fund Class A Shares commenced operations on September 30, 1994.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Ratio of net investment income to average net assets varies by class in amounts other than the differing 12b-1 fees due to the timing of income recognition and fluctuating net asset levels.

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REAL ESTATE EQUITY INVESTMENT FUND(a) (CLASS B)	Year Ended 6/30/05 (c) Class B	Year Ended 6/30/04(c) Class B		Year Ended 6/30/03(c) Class B	Year Ended 6/30/02(c) Class B	Year Ended 6/30/01 Class B
Net asset value, beginning of period		$14.92		$14.62	$13.19	$12.10

Income/(loss) from investment operations:
Net investment income		0.47		0.48	0.48	0.34
Net realized and unrealized gain/(loss) on investments		3.26		0.38	1.52	1.27

Total from investment operations		3.73		0.86	2.00	1.61

Less distributions:
Dividends from net investment income		(0.52)		(0.56)	(0.40)	(0.34)
Distributions from capital		—		—	(0.17)	(0.18)

Total distributions		(0.52)		(0.56)	(0.57)	(0.52)

Net asset value, end of period		$18.13		$14.92	$14.62	$13.19

Total return (b)		25.24%		6.36%	15.69%	13.67%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$6,848		$5,790	$4,569	$3,571
Ratio of operating expenses to average net assets		2.23%		2.26%	1.95%	2.05%
Ratio of net investment income to average net assets		2.72	%(d)	3.57%	3.58%	4.08%
Portfolio turnover rate		22%		19%	39%	30%
Ratio of operating expenses to average net assets without expense waivers		2.23%		2.26%	1.96%	2.05%

(a)	The Munder Real Estate Equity Investment Fund Class B Shares commenced operations on October 3, 1994.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Ratio of net investment income to average net assets varies by class in amounts other than the differing 12b-1 fees due to the timing of income recognition and fluctuating net asset levels.

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REAL ESTATE EQUITY INVESTMENT FUND(a) (CLASS C)	Year Ended 6/30/05(c) Class C	Year Ended 6/30/04(c) Class C		Year Ended 6/30/03(c) Class C	Year Ended 6/30/02(c) Class C	Year Ended 6/30/01 Class C
Net asset value, beginning of period		$15.01		$14.70	$13.26	$12.16

Income/(loss) from investment operations:
Net investment income		0.45		0.48	0.48	0.34
Net realized and unrealized gain/(loss) on investments		3.29		0.39	1.53	1.28

Total from investment operations		3.74		0.87	2.01	1.62

Less distributions:
Dividends from net investment income		(0.52)		(0.56)	(0.40)	(0.34)
Distributions from capital		—		—	(0.17)	(0.18)

Total distributions		(0.52)		(0.56)	(0.57)	(0.52)

Net asset value, end of period		$18.23		$15.01	$14.70	$13.26

Total return (b)		25.16%		6.40%	15.68%	13.68%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$2,781		$1,211	$1,252	$938
Ratio of operating expenses to average net assets		2.23%		2.26%	1.95%	2.05%
Ratio of net investment income to average net assets		2.58	%(d)	3.57%	3.58%	4.08%
Portfolio turnover rate		22%		19%	39%	30%
Ratio of operating expenses to average net assets without expense waivers		2.23%		2.26%	1.96%	2.05%

(a)	The Munder Real Estate Equity Investment Fund Class C Shares commenced operations on January 5, 1996.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Ratio of net investment income to average net assets varies by class in amounts other than the differing 12b-1 fees due to the timing of income recognition and fluctuating net asset levels.

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REAL ESTATE EQUITY INVESTMENT FUND(a) (CLASS K)	Year Ended 6/30/05(c) Class K	Year Ended 6/30/04(c) Class K		Year Ended 6/30/03(c) Class K	Year Ended 6/30/02(c) Class K	Year Ended 6/30/01 Class K
Net asset value, beginning of period		$14.93		$14.63	$13.20	$12.09

Income/(loss) from investment operations:
Net investment income		0.61		0.58	0.58	0.43
Net realized and unrealized gain/(loss) on investments		3.25		0.38	1.52	1.29

Total from investment operations		3.86		0.96	2.10	1.72

Less distributions:
Dividends from net investment income		(0.65)		(0.66)	(0.50)	(0.43)
Distributions from capital		—		—	(0.17)	(0.18)

Total distributions		(0.65)		(0.66)	(0.67)	(0.61)

Net asset value, end of period		$18.14		$14.93	$14.63	$13.20

Total return(b)		26.16%		7.16%	16.55%	14.73%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$1,255		$3,166	$2,331	$1,712
Ratio of operating expenses to average net assets		1.48%		1.51%	1.20%	1.30%
Ratio of net investment income to average net assets		3.64	%(d)	4.32%	4.33%	4.83%
Portfolio turnover rate		22%		19%	39%	30%
Ratio of operating expenses to average net assets without expense waivers		1.48%		1.51%	1.21%	1.30%

(a)	The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Ratio of net investment income to average net assets varies by class in amounts other than the differing 12b-1fees due to the timing of income recognition and fluctuating net asset levels.

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REAL ESTATE EQUITY INVESTMENT FUND(a) (CLASS Y)	Year Ended 6/30/05(c) Class Y	Year Ended 6/30/04(c) Class Y		Year Ended 6/30/03(c) Class Y	Year Ended 6/30/02(c) Class Y	Year Ended 6/30/01 Class Y
Net asset value, beginning of period		$14.97		$14.66	$13.23	$12.13

Income/(loss) from investment operations:
Net investment income		0.63		0.62	0.61	0.47
Net realized and unrealized gain/(loss) on investments		3.27		0.38	1.52	1.28

Total from investment operations		3.90		1.00	2.13	1.75

Less distributions:
Dividends from net investment income		(0.69)		(0.69)	(0.53)	(0.47)
Distributions from capital		—		—	(0.17)	(0.18)

Total distributions		(0.69)		(0.69)	(0.70)	(0.65)

Net asset value, end of period		$18.18		$14.97	$14.66	$13.23

Total return (b)		26.40%		7.48%	16.80%	14.89%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$56,612		$43,871	$49,066	$49,483
Ratio of operating expenses to average net assets		1.23%		1.26%	0.95%	1.05%
Ratio of net investment income to average net assets		3.67	%(d)	4.57%	4.58%	5.08%
Portfolio turnover rate		22%		19%	39%	30%
Ratio of operating expenses to average net assets without expense waivers		1.23%		1.26%	0.96%	1.05%

(a)	The Munder Real Estate Equity Investment Fund Class Y Shares commenced operations on October 3, 1994.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Ratio of net investment income to average net assets varies by class in amounts other than the differing 12b-1fees due to the timing of income recognition and fluctuating net asset levels.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

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(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

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SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

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identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

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hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds

Attn: Secretary

480 Pierce Street

Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds P.O. Box 9701 Providence, Rl 02940-9701

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROREIT1005

Munder Small-Cap Value Fund

Class A, B, C, K, R & Y SHARES

(Open to Limited Investors)

PROSPECTUS

October 31, 2005

Save paper and receive this

document electronically.

Sign up for electronic delivery at

www.munderfunds.com/edelivery

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-Mid Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Small-Cap Value Fund

Class A, B, C, K, R & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of small-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders.

Small-capitalization companies are those companies with market capitalizations within the range of the companies in the Russell 2000 Index. Based on the most recent data available at printing, such capitalizations are between $[    ] million and $[    ] billion and below, which is less than the market capitalization range of typical S&P 500 companies. The Fund may also invest in equity securities of larger capitalization companies.

The Fund attempts to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The Fund will usually invest in domestic and, to a lesser extent, foreign equity securities of companies that the advisor believes can be purchased at a price significantly below its inherent value. A company’s equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

In addition to valuation, the advisor considers these factors, among others, in choosing companies:

-	a stable or improving earnings record;
-	sound finances;

1

-	above-average growth prospects or profitability;
-	participation in a fast growing industry;
-	strategic niche position in a specialized market; and
-	adequate capitalization.

The Fund may write covered call options during especially volatile markets and may use exchange-traded funds (ETFs) to manage cash.

The Fund may engage in short-term trading of portfolio securities.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

-	Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

-	Value Investing Risk

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

-	Small Company Stock Risk

The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund’s portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

-	Derivatives Risk

The Fund may suffer a loss from its use of options, which are forms of

2

derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives also entail exposure to the credit risk of the derivative’s counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

-	ETF Risk

ETFs are investment companies that are bought and sold on a securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. The risk of owning an ETF generally reflects the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

-	Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ in some cases significantly, from U.S. standards.

-	Short-Term Trading Risk

Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund’s performance.

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PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each calendar year since the Fund’s inception. The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class Y shares. Class A, Class B, Class C, Class K and Class R shares, net of applicable sales charges, will have annual returns similar to those of the Class Y shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different sales charges, distribution fees and/or service fees, and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Small-Cap Value Fund CLASS Y

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	[ ] %

Best Quarter:	22.59%	(quarter ended 9/30/97)
Worst Quarter:	(19.99)%	(quarter ended 9/30/02)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %	5 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	24.95	20.26	15.87
Return After Taxes on Distributions	24.01	19.26	14.80
Return After Taxes on Distributions and Sale of Fund Shares	16.40	17.27	13.46
Russell 2000 Value Index(2) (reflects no deductions for fees, expenses or taxes)	22.25	17.23	13.16

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	1 Year %	5 Years %	Since Inception %(1)
CLASS A
Return Before Taxes	17.81	18.59	14.57
Russell 2000 Value Index(2) (reflects no deductions for fees, expenses or taxes)	22.25	17.23	13.16
CLASS B
Return Before Taxes	18.73	18.86	13.97
Russell 2000 Value Index(2) (reflects no deductions for fees, expenses or taxes)	22.25	17.23	13.09
CLASS C
Return Before Taxes	22.70	19.03	14.53
Russell 2000 Value Index(2) (reflects no deductions for fees, expenses or taxes)	22.25	17.23	13.16
CLASS K
Return Before Taxes	24.67	19.95	15.50
Russell 2000 Value Index(2) (reflects no deductions for fees, expenses or taxes)	22.25	17.23	13.16

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 12/26/96, 1/10/97, 2/11/97, 1/13/97 and 12/31/96, respectively. The index returns from inception for Class Y, Class A, Class B, Class C and Class K shares are from 1/1/97, 1/1/97, 2/1/97, 1/1/97 and 1/1/97, respectively. No performance information is provided for Class R shares as that class commenced operations as of 7/30/04.
(2)	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000 Index is an unmanaged index that measures the performance of the bottom 2,000 companies (based on market capitalization) in the Russell 3000 Index, an index representing approximately 98% of the U.S. equity market.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares. The after-tax returns for the Class A, Class B, Class C, Class K and Class R shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees, and/or service fees and expenses.

5

FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	5.5%(a)	None	None	None	None		None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None		None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None	None	None		None
Redemption Fees	2%(e)	2%(e)	2%(e)	2%(e)	2%(e)		2%(e)
Exchange Fees	None	None	None	None	None		None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class Y Shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50%	(1)	0.00%
Non 12b-1 Service Plan Fees	0.00%	0.00%	0.00%	0.25%	0.00%		0.00%
Other Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%		[ ]%

Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%		[ ]%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC payable upon redemption of Class B shares declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)	A short-term trading fee of 2% may be assessed on redemptions within 60 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum or because the Fund is unable to verify the accountholder’s identity within a reasonable time after the account is opened.
(1)	The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class R shares that allows the Fund to use up to 1.00% of the average daily net assets attributable to Class R shares of the Fund to pay distribution and other fees in connection with the sale of its Class R shares. However, under the Fund’s Distribution Agreement, such fees are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

6

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares			Class B Shares*			Class B Shares**			Class C Shares*			Class C Shares**			Class K Shares			Class R Shares			Class Y Shares
1 Year	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
3 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
5 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
10 Years	$	[	]	$	[	]***	$	[	]***	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first business day of the month following the eighth anniversary of the issuance.

7

GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or may be unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

8

MORE ABOUT THE FUND

The following sections provide additional information about the Fund’s principal investment strategies and risks and describe certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

FURTHER INFORMATION

REGARDING THE FUND’S

PRINCIPAL INVESTMENT

STRATEGIES AND RISKS

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

-	Investment Strategy

The Fund may, but is not required to, use derivative instruments. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return).

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case

9

of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

-	Investment Strategy

The Fund may invest up to 25% of its total assets in foreign securities.

-	Special Risks

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign currency-denominated securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

10

OTHER INVESTMENT STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

-	Special Risks

The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

-	Special Risks

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change

11

by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

PUBLICATION OF
PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

The Fund currently limits the offer of its shares to certain categories of investors as described below.

-	Investors who were shareholders of record as of the close of business on July 15, 2005 may purchase additional shares (including as part of an exchange from another Munder Fund), either through the Munder Funds (in accordance with this prospectus) or through their broker, financial intermediary, or other financial institution, and may reinvest dividends or capital gains distributions from shares owned in the Fund;
-	401(k) retirement plans (and other similar group retirement plans) that offered the Fund as an investment option as of the close of business on July 15, 2005 (whether or not such plans have any participants investing in the Fund on that date) may open new participant accounts in the Fund and may purchase additional Fund shares in existing participant accounts in the Fund;

-	Sponsors of so-called “discretionary” wrap fee programs (or other similar asset allocation programs) that, as of the close of business on July 15, 2005, offered their clients the ability to invest in one or more model fund portfolios (which include the Fund as a recommended investment) may open new accounts in the Fund on behalf of their clients and may purchase additional Fund shares for existing client accounts;
-	Investors in the Fund that had, prior to the close of business on July 15, 2005, provided the Fund with a

12

written indication of intent to invest in the Fund before December 31, 2005 or a Letter of Intent (as described in the “Your Investment—Share Class Section—Letter of Intent”) may purchase shares of the Fund (provided in the case of the written indication that the first purchase occurs before December 31, 2005); and

-	Any client or customer of a broker, financial intermediary or other financial institution that has (i) received a sales presentation within the six months prior to July 15, 2005 that included the Fund as an investment option and (ii) been identified in writing prior to the July 15, 2005 by the relevant broker, financial intermediary or financial institution as a likely investor in the Fund may purchase shares of the Fund.

A shareholder who redeems (or has redeemed) all of his or her shares in the Fund, or has (or has had) all of his or her shares involuntarily redeemed, no longer has an open account with the Fund. This means that the former shareholder may not buy additional Fund shares or reopen his or her account in the Fund. This restriction does not apply to participants in eligible employer retirement plans or eligible wrap fee program accounts described above. In addition, shareholders whose accounts hold Class A, Class B or Class C shares of the Fund and fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in the Shareholder Guide.

The Fund may revise the scope of this limited offer or otherwise change these policies at any time.

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K, Class R or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K, Class R and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

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SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K, Class R and Class Y shares through this prospectus. Class K, Class R and Class Y shares are only available to limited types of investors.

Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other servicing fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. Please see the Statement of Additional Information for information regarding the conversion feature for shares purchased prior to June 16, 2003.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within one year of purchase.

-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Class B, Class C and Class R shares and higher annual expenses than Class Y shares. Annual expenses of Class K shares generally are equal to Class A shares.

Class R Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Higher annual expenses than Class A, Class K and Class Y shares.

-	Lower annual expenses than Class B and Class C shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

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APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge as a Percentage of*
	Offering Price %		Net Amount Invested %
Less than $25,000	5.50		5.82
$25,000 but less than $50,000	5.25		5.54
$50,000 but less than $100,000	4.50		4.71
$100,000 but less than $250,000	3.50		3.63
$250,000 but less than $500,000	2.50		2.56
$500,000 but less than $1,000,000	1.50		1.52
$1,000,000 or more	None	**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    investors that have an investment account with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

15

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y Shares of another Munder Fund within 60 days of redemption;

7.    banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of the purchase the market value of any Class A shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor,

16

trustee or beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment;
-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B or Class C shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Small-Cap Value Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

17

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e, 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration; minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and

-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C, Class K and Class R shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B, Class C and Class R shares and for services provided to shareholders of Class A, Class B, Class C, Class K and Class R shares.

Payments made under the Plan by Class A, Class B, Class C and Class R shares, but not payments under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net

18

assets of the Fund attributable to Class A, Class B, Class C, Class K and Class R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Class B, Class C and Class R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, Class B, Class C, Class K and Class R shares of the Fund.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non- cash compensation to intermediaries who sell shares of the Fund, including affiliates

of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

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VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign currency exchange rates are generally determined as of the close of trading on the London Stock Exchange. Foreign securities quoted in foreign currencies are translated

20

into U.S. dollars at those rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares.

Occasionally, events that affect the value of the Fund’s portfolio securities may occur between the time the principal market for the Fund’s foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund’s NAV appropriately reflects securities’ values at the time of pricing.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

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TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

PORTFOLIO MANAGEMENT TEAM

A team of professional employed by MCM jointly make investment decisions for the Fund. The team consists of Robert E. Crosby, John P. Richardson and Julie R. Hollinshead.

Robert E. Crosby, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since June 2003. He also a member of the portfolio management teams for the Munder Balanced Fund, the Munder Micro-Cap Equity Fund, the Munder Real Estate Equity Investment Fund and the Munder Small-Mid Cap Fund, as well as separately managed accounts in MCM’s REIT, small-cap value, micro-cap and mid-cap/small-cap blend disciplines. Mr. Crosby joined the portfolio management teams for the Munder Balanced, Munder Micro-Cap Equity and Munder Small-Mid Cap Funds in 2005. Prior to joining the Small-Cap Value Fund’s portfolio management team, Mr. Crosby consulted with team members on certain types of investments, particularly REITs and energy stocks. Mr. Crosby has managed or co-managed the Munder Real Estate Equity Investment Fund (a REIT fund) since 1998. He also served as co-manager of the Munder Power Plus Fund from late 2001 through early 2003. Prior to 1998, Mr. Crosby was an equity analyst specializing in energy, finance and capital goods. Mr. Crosby joined MCM in 1993.

John P. Richardson, CFA, Director, Small-Cap Equity and Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 1999. He is also a member of the portfolio management teams for all mutual fund and separately managed accounts in MCM’s small-capitalization value, micro-cap and mid-cap/small-cap blend investment disciplines. Mr. Richardson has been a member of the portfolio management teams for the Munder Micro-Cap Equity Fund since 2002 and the Munder Small-Mid Cap Fund since that fund’s inception in 2005. Before these assignments, Mr. Richardson spent a decade managing MCM’s Growth at a Reasonable Price (GARP) equity portfolios. Mr. Richardson is

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one of the founders of MCM, having joined the company shortly after its inception in 1985.

Julie R. Hollinshead, CFA, Senior Portfolio Manager, has been part of the Fund’s portfolio management team since 2003. She is also part of the portfolio management teams for the Munder Micro-Cap Equity Fund and the Munder Small-Mid Cap Fund, as well as for separately managed accounts in MCM’s small-cap value, micro-cap and mid-cap/small-cap blend disciplines. Ms. Hollinshead has been a member of the portfolio management team for the Small-Mid Cap Fund since that fund’s inception in 2005. At the beginning of 2003, Ms. Hollinshead joined the Micro-Cap Fund’s portfolio management team, and later that year joined the Small-Cap Value Fund’s portfolio management team. Prior to 2003, Ms. Hollinshead was an equity analyst specializing in the consumer discretionary, consumer staples, healthcare and industrial sectors of within the small-capitalization value and micro-cap disciplines. Ms. Hollinshead joined MCM in 1995.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [                    ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

SMALL-CAP VALUE FUND(a) (CLASS A)	Year Ended 6/30/05 Class A	Year Ended 6/30/04(c) Class A	Year Ended 6/30/03(c) Class A	Year Ended 6/30/02(c) Class A	Year Ended 6/30/01 Class A
Net asset value, beginning of period		$16.84	$16.95	$16.43	$12.19

Income/(loss) from investment operations:
Net investment income		0.07	0.05	0.09	0.14
Net realized and unrealized gain/(loss) on investments		6.21	(0.04)*	1.42	4.22

Total from investment operations		6.28	0.01	1.51	4.36

Less distributions:
Dividends from net investment income		—	—	(0.05)	(0.12)
Distributions in excess of net investment income		—	—	—	—
Distributions from net realized capital gains		—	(0.12)	(0.94)	—

Total distributions		—	(0.12)	(0.99)	(0.12)

Net asset value, end of period		$23.12	$16.84	$16.95	$16.43

Total return (b)		37.29%	0.20%	10.50%	35.89%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$76,498	$20,593	$15,143	$7,872
Ratio of operating expenses to average net assets		1.39%	1.65%	1.41%	1.29%
Ratio of net investment income to average net assets		0.33%	0.36%	0.56%	0.92%
Portfolio turnover rate		43%	70%	85%	140%
Ratio of operating expenses to average net assets without expense waivers		1.39%	1.66%	1.42%	1.29%

(a)	The Munder Small-Cap Value Fund Class A Shares commenced operations on January 10, 1997.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
*	The per share amount shown does not correspond with the aggregate net realized and unrealized gain/(loss) on investments for the year ended June 30, 2003 due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market value of investments.

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SMALL-CAP VALUE FUND(a) (CLASS B)	Year Ended 6/30/05 Class B	Year Ended 6/30/04(c) Class B	Year Ended 6/30/03(c) Class B	Year Ended 6/30/02(c) Class B	Year Ended 6/30/01 Class B
Net asset value, beginning of period		$16.45	$16.68	$16.24	$12.06

Income/(loss) from investment operations:
Net investment income/(loss)		(0.09)	(0.05)	(0.03)	0.12
Net realized and unrealized gain/(loss) on investments		6.05	(0.06)*	1.42	4.07

Total from investment operations		5.96	(0.11)	1.39	4.19

Less distributions:
Dividends from net investment income		—	—	(0.01)	(0.01)
Distributions in excess of net investment income		—	—	—	—
Distributions from net realized capital gains		—	(0.12)	(0.94)	—

Total distributions		—	(0.12)	(0.95)	(0.01)

Net asset value, end of period		$22.41	$16.45	$16.68	$16.24

Total return (b)		36.23%	(0.52)%	9.75%	34.80%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$49,204	$28,525	$35,505	$15,063
Ratio of operating expenses to average net assets		2.14%	2.40%	2.16%	2.04%
Ratio of net investment income/(loss) to average net assets		(0.42)%	(0.39)%	(0.19)%	0.17%
Portfolio turnover rate		43%	70%	85%	140%
Ratio of operating expenses to average net assets without expense waivers		2.14%	2.41%	2.17%	2.04%

(a)	The Munder Small-Cap Value Fund Class B Shares commenced operations on February 11, 1997.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
*	The per share amount shown does not correspond with the aggregate net realized and unrealized gain/(loss) on investments for the year ended June 30, 2003 due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market value of investments.

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SMALL-CAP VALUE FUND(a) (CLASS C)	Year Ended 6/30/05 Class C	Year Ended 6/30/04(c) Class C	Year Ended 6/30/03(c) Class C	Year Ended 6/30/02(c) Class C	Year Ended 6/30/01 Class C
Net asset value, beginning of period		$16.40	$16.63	$16.19	$12.02

Income/(loss) from investment operations:
Net investment income/(loss)		(0.09)	(0.05)	(0.03)	0.13
Net realized and unrealized gain/(loss) on investments		6.03	(0.06)*	1.42	4.05

Total from investment operations		5.94	(0.11)	1.39	4.18

Less distributions:
Dividends from net investment income		—	—	(0.01)	(0.01)
Distributions in excess of net investment income		—	—	—	—
Distributions from net realized capital gains		—	(0.12)	(0.94)	—

Total distributions		—	(0.12)	(0.95)	(0.01)

Net asset value, end of period		$22.34	$16.40	$16.63	$16.19

Total return (b)		36.22%	(0.52)%	9.78%	34.83%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$43,699	$11,008	$11,289	$4,772
Ratio of operating expenses to average net assets		2.14%	2.40%	2.16%	2.04%
Ratio of net investment income/(loss) to average net assets		(0.42)%	(0.39)%	(0.19)%	0.17%
Portfolio turnover rate		43%	70%	85%	140%
Ratio of operating expenses to average net assets without expense waivers		2.14%	2.41%	2.17%	2.04%

(a)	The Munder Small-Cap Value Fund Class C Shares commenced operations on January 13, 1997.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
*	The per share amount shown does not correspond with the aggregate net realized and unrealized gain/(loss) on investments for the year ended June 30, 2003 due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market value of investments.

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SMALL-CAP VALUE FUND(a) (CLASS K)	Year Ended 6/30/05 Class K	Year Ended 6/30/04(c) Class K	Year Ended 6/30/03(c) Class K	Year Ended 6/30/02(c) Class K	Year Ended 6/30/01 Class K
Net asset value, beginning of period		$16.83	$16.93	$16.40	$12.17

Income/(loss) from investment operations:
Net investment income		0.07	0.05	0.09	0.18
Net realized and unrealized gain/(loss) on investments		6.20	(0.03)*	1.43	4.17

Total from investment operations		6.27	0.02	1.52	4.35

Less distributions:
Dividends from net investment income		—	—	(0.05)	(0.12)
Distributions from net realized capital gains		—	(0.12)	(0.94)	—

Total distributions		—	(0.12)	(0.99)	(0.12)

Net asset value, end of period		$23.10	$16.83	$16.93	$16.40

Total return (b)		37.25%	0.32%	10.52%	35.87%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$47,561	$25,547	$6,530	$9,673
Ratio of operating expenses to average net assets		1.39%	1.65%	1.41%	1.29%
Ratio of net investment income to average net assets		0.33%	0.36%	0.56%	0.92%
Portfolio turnover rate		43%	70%	85%	140%
Ratio of operating expenses to average net assets without expense waivers		1.39%	1.66%	1.42%	1.29%

(a)	The Munder Small-Cap Value Fund Class K Shares commenced operations on December 31, 1996.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
*	The per share amount shown does not correspond with the aggregate net realized and unrealized gain/(loss) on investments for the year ended June 30, 2003 due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market value of investments.

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SMALL-CAP VALUE FUND (CLASS R)	Period Ended 6/30/05 Class R
Net asset value, beginning of period

Income/(loss) from investment operations:
Net investment income
Net realized and unrealized gain/(loss) on investments

Total from investment operations

Less distributions:
Dividends from net investment income
Distributions from net realized capital gains

Total distributions

Net asset value, end of period

Total return (b)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)
Ratio of operating expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate
Ratio of operating expenses to average net assets without expense waivers

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SMALL-CAP VALUE FUND(a) (CLASS Y)	Year Ended 6/30/05 Class Y	Year Ended 6/30/04 (c) Class Y	Year Ended 6/30/03 (c) Class Y	Year Ended 6/30/02 (c) Class Y	Year Ended 6/30/01 Class Y
Net asset value, beginning of period		$16.92	$16.98	$16.44	$12.20

Income/(loss) from investment operations:
Net investment income		0.12	0.09	0.13	0.16
Net realized and unrealized gain/(loss) on investments		6.24	(0.03)*	1.42	4.23

Total from investment operations		6.36	0.06	1.55	4.39

Less distributions:
Dividends from net investment income		(0.01)	—	(0.07)	(0.15)
Distributions from net realized capital gains		—	(0.12)	(0.94)	—

Total distributions		(0.01)	(0.12)	(1.01)	(0.15)

Net asset value, end of period		$23.27	$16.92	$16.98	$16.44

Total return (b)		37.62%	0.50%	10.84%	36.11%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$190,411	$80,212	$45,122	$44,955
Ratio of operating expenses to average net assets		1.14%	1.40%	1.16%	1.04%
Ratio of net investment income to average net assets		0.58%	0.61%	0.81%	1.17%
Portfolio turnover rate		43%	70%	85%	140%
Ratio of operating expenses to average net assets without expense waivers		1.14%	1.41%	1.17%	1.04%

(a)	The Munder Small-Cap Value Fund Class Y Shares commenced operations on December 26, 1996.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
*	The per share amount shown does not correspond with the aggregate net realized and unrealized gain/(loss) on investments for the year ended June 30, 2003 due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market value of investments.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

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(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

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SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

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identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

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hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds
Attn: Secretary
480 Pierce Street Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds

P.O. Box 9701

Providence, Rl 02940-9701

By overnight delivery:	The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

P.O. BOX 9701

PROVIDENCE, RI 02940

PROSCV1005

Munder Small-Mid Cap Fund

CLASS A, B, C, K, R & Y SHARES

PROSPECTUS

October 31, 2005

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-Mid Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Small-Mid Cap Fund

CLASS A, B, C, K, R & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in the equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of small- to mid-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders.

Small- to mid-capitalization companies are those companies with a market capitalization within the range of companies included in the S&P 1000® Index. The S&P 1000® Index combines the S&P MidCap 400® Index and the S&P SmallCap 600® Index and measures the performance of both the small-cap and mid-cap sectors of the U.S. equity market. Based on the most recent data available at printing, such capitalizations are between approximately $[    ] million and $[      ] billion.

The Fund’s investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended investment process seeks to provide better performance over a complete market cycle than either a pure growth or a pure value approach.

In selecting the Fund’s investments in domestic, and to a lesser extent, foreign equity securities, the advisor looks for companies with characteristics that are consistent with the Fund’s investment style, including, among others:

-	Above-average earnings growth;
-	Attractive valuation;
-	Financial profitability; and
-	Strong management.

The Fund may write covered call options and may use exchange-traded funds (ETFs) to manage cash. The Fund may also engage in short-term trading.

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PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

-	Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

-	Smaller Company Stock Risk

The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small companies’ stocks typically are traded in a lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

-	Derivatives Risk

The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives also entails exposure to the credit risk of the derivative’s counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

-	ETF Risk

ETFs are investment companies that are bought and sold on a securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. The risk of owning an ETF generally reflects the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

-	Foreign Securities Risk

Investments by the Fund in U.S. dollar denominated foreign securities present risks of loss in addition to those presented by investments in U.S.

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securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ in some cases significantly, from U.S. standards.

-	Short-Term Trading Risk

Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund’s performance.

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PERFORMANCE

Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	5.5%(a)	None	None	None	None		None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None		None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None	None	None		None
Redemption Fees	2%(e)	2%(e)	2%(e)	2%(e)	2%(e)		2%(e)
Exchange Fees	None	None	None	None	None		None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class Y Shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50%	(1)	0.00%
Non 12b-1 Service Plan Fees	0.00%	0.00%	0.00%	0.25%	0.00%		0.00%
Other Expenses (2)	1.19%	1.19%	1.19%	1.19%	1.19%		1.19%

Total Annual Fund Operating Expenses (2)	2.19%	2.94%	2.94%	2.19%	2.44%		1.94%
Fee Waiver and/or Expense Reimbursement (2)	(0.74)%	(0.74)%	(0.74)%	(0.74)%	(0.74)%		(0.74)%

Net Expenses (2)	1.45%	2.20%	2.20%	1.45%	1.70%		1.20%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC payable upon redemption of Class B shares declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)	A short-term trading fee of 2% may be assessed on redemptions within 60 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum or because the Fund is unable to verify an accountholder’s identity within a reasonable time after the account is opened.
(1)	The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class R shares that allows the Fund to use up to 1.00% of the average daily net assets attributable to its Class R shares of the Fund to pay distribution and other fees in connection with the sale of its Class R shares. However, under the Fund’s Distribution Agreement, such fees are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.
(2)	Other Expenses and Total Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. In addition, the Advisor has contractually agreed to waive a portion of its Management Fees and/ or reimburse Other Expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) at 1.45%, 2.20%, 2.20%, 1.45%, 1.70%, and 1.20% of the average daily net assets for Class A, Class B, Class C, Class K, Class R, and Class Y shares, respectively, through October 31, 2006.

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Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares*	Class B Shares**	Class C Shares*	Class C Shares**	Class K Shares	Class R Shares	Class Y Shares
1 Year	$689	$723	$223	$323	$223	$148	$173	$122
3 Years	$983	$988	$688	$688	$688	$459	$536	$381

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.

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GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or may be unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

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MORE ABOUT THE FUND

The following sections provide additional information about the Fund’s principal investment strategies and risks and describe certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

FURTHER INFORMATION

REGARDING THE FUND’S

PRINCIPAL INVESTMENT

STRATEGIES AND RISKS

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

-	Investment Strategy

The Fund may, but is not required to, use derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes, for the purpose of remaining fully invested, or for the purpose of maintaining liquidity. The Fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return).

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that

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adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

-	Investment Strategy

The Fund may invest up to 25% of its total assets in foreign securities.

-	Special Risks

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign currency-denominated securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

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OTHER INVESTMENT

STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value (“NAV”) will decline in value by proportionately more than the decline in value of the securities.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

-	Special Risks

The Fund may not achieve its investment goal when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

-	Special Risks

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

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PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K, Class R or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K, Class R and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

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SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K, Class R and Class Y shares through this prospectus. Class K, Class R and Class Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other servicing fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within one year of purchase.

-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Class B, Class C and Class R shares and higher annual expenses than Class Y shares. Annual expenses of Class K shares generally are equal to Class A shares.

Class R Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Higher annual expenses than Class A, Class K and Class Y shares.

-	Lower annual expenses than Class B and Class C shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

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APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge as a Percentage of*
	Offering Price %	Net Amount Invested %
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentage.
**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    investors that have an investment account with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y Shares of another Munder Fund within 60 days of redemption;

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7.    banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of your purchase the market value of any Class A shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21, or any trust for which any of the

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foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment;
-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B or Class C shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Small-Mid Cap Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of

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500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C, Class K and Class R shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B, Class C and Class R shares and for services provided to shareholders of Class A, Class B, Class C, Class K and Class R shares.

Payments made under the Plan by Class A, Class B, Class C and Class R shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, Class B, Class C, Class K and Class R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B, Class C and Class R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average

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daily net assets of the Fund attributable to its Class R shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, Class B, Class C, Class K and Class R shares of the Fund.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

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VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign currency exchange rates

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are generally determined as of the close of trading on the London Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at those rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares.

Occasionally, events that affect the value of the Fund’s portfolio securities may occur between the time the principal market for the Fund’s foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund’s NAV appropriately reflects securities’ values at the time of pricing.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of it’s earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the

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Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

The advisory fee for the Fund will be paid at an annual rate of 0.75% of the Fund’s average daily net assets.

PORTFOLIO MANAGEMENT TEAM

A team of professionals employed by MCM makes investment decisions for the Fund.

The team is made up of MCM’s Small-Cap Value team, which consists of Robert E. Crosby, Julie R. Hollinshead and John P. Richardson, and MCM’s Mid-Cap Core Growth team, which consists of Tony Y. Dong, Brian S. Matuszak and Andy Y. Mui. In identifying potential small-cap investments for the Fund, Mr. Crosby selects securities from a universe jointly created by the Small-Cap Value team. With respect to the Fund’s mid-cap investments, the Mid-Cap Core Growth team members provide analytical support for Mr. Dong’s selections. Mr. Dong makes all final investment decisions for the Fund.

Robert E. Crosby, CFA, Senior Portfolio Manager, has been co-manager of the Fund since its inception. He also co-manages the Munder Small-Cap Value and Micro-Cap Equity Funds, as well as separately managed accounts in MCM’s REIT, Small-Cap Value, Micro-Cap and Mid-Cap/Small-Cap Blend disciplines. Mr. Crosby was appointed co-manager of the Munder Small-Cap Value Fund in June 2003 and co-manager of the Micro-Cap Equity Fund in 2005. Prior to joining the Small-Cap Value and Micro-Cap portfolio management teams, Mr. Crosby consulted with team members on certain types of investments, particularly REITs and energy stocks. Mr. Crosby has managed or co-managed the Munder Real Estate Equity Investment Fund (a REIT fund) since 1998. He also served as co-manager of the Munder Power Plus Fund from late 2001 through early 2003. Prior to 1998, Mr. Crosby was an equity analyst specializing in energy, finance, and capital goods. Mr. Crosby joined MCM in 1993.

Tony Y. Dong, CFA, Director, Mid-Cap Equity and Senior Portfolio Manager, has been co-manager of the Fund since its inception. He is also a member of the portfolio management team for the Munder Mid-Cap Core Growth Fund, as well as for separately managed accounts in MCM’s Mid-Cap Core Growth and Mid-Cap/Small-Cap Blend disciplines. Mr. Dong joined the Mid-Cap Core Growth team as a senior portfolio manager in January, 2001, and assumed the lead manager role in March, 2002. He became part of the Mid-Cap/Small-Cap Blend team in November, 2003. Prior to 2001,

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Mr. Dong worked as a senior portfolio manager for MCM’s Growth at a Reasonable Price (GARP) investment discipline.

Julie R. Hollinshead, CFA, Senior Portfolio Manager, has been part of the Fund’s portfolio management team since its inception. She also co-manages the Munder Small-Cap Value Fund and the Munder Micro-Cap Equity Fund, as well as for separately managed accounts in MCM’s Small-Cap Value, Micro-Cap and Mid-Cap/Small-Cap Blend disciplines. At the beginning of 2003, Ms. Hollinshead joined the Micro-Cap portfolio management team, and later that year joined the Small-Cap Value portfolio management team. Prior to 2003, Ms. Hollinshead was an equity analyst specializing in the consumer discretionary, consumer staples, healthcare and industrial sectors of within the small-capitalization value and micro-cap disciplines. Ms. Hollinshead joined MCM in 1995.

John P. Richardson, CFA, Director, Small-Cap Equity and Senior Portfolio Manager, has been co-manager of the Fund since its inception. He also co-manages all mutual fund and separately managed accounts in MCM’s Small-Capitalization Value, Micro-Cap and Mid-Cap/Small-Cap Blend investment disciplines. Mr. Richardson was appointed co-manager of the Munder Small-Cap Value Fund in early 2000, and co-manager of the Munder Micro-Cap Equity Fund in early 2002. Before these assignments, Mr. Richardson spent a decade managing MCM’s Growth at a Reasonable Price (GARP) equity portfolios. Mr. Richardson is one of the founders of MCM, having joined the company shortly after its inception in 1985.

Brian S. Matuszak, CFA, Senior Equity Analyst, has been part of the Fund’s portfolio management team since its inception. He is also a member of the portfolio management team for the Munder Real Estate Equity Investment Fund and Munder Mid-Cap Core Growth Fund, as well as for separately managed accounts in MCM’s REIT, Mid-Cap Core Growth and Mid-Cap/Small-Cap Blend disciplines. Mr. Matuszak joined the REIT and Mid-Cap Core Growth portfolio management teams as an Equity Analyst in April, 2002, and was promoted to Senior Equity Analyst in January, 2005. Prior to April, 2002, Mr. Matuszak had been an internal wholesaler at MCM, marketing the Munder Funds and Munder Funds wrap products. He joined MCM in May, 2000.

Andy Y. Mui, CPA, Senior Equity Analyst, has been a member of the Fund’s portfolio management team since its inception. He is also a member of the portfolio management team for the Munder Mid-Cap Core Growth Fund, as well as for separately managed accounts in MCM’s Mid-Cap Core Growth and Mid-Cap/Small-Cap Blend disciplines. Mr. Mui joined MCM in June, 2005 as a Senior Equity Analyst. Prior to joining MCM, he had been an Equity Research Associate for Smith Barney Citigroup since 2004. He was also an Equity Research Associate with RBC Capital Markets from mid-2002 through 2003. From August 2000 through May 2002, Mr. Mui was pursuing his M.B.A. and the Tuck School of Business at Dartmouth. He also held the position of Equity Research Associate at Banc of America Securities LLC during the Summer of 2001.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is

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available in the Fund’s Statement of Additional Information.

PRIOR PERFORMANCE OF COMPOSITE OF SIMILARLY MANAGED ACCOUNTS

The table below is designed to show you how a composite of similar separate accounts managed by MCM has performed over various periods in the past. You should not consider the performance of the Composite as an indication of the future performance of the Fund.

The Fund has substantially the same investment objective, policies and strategies as the Munder Mid-Cap/Small-Cap Blend composite (“Composite”). The Composite is made up of all fully discretionary separate accounts advised by MCM that are managed in the same small-mid cap discipline as the Fund. While the Fund is managed in a manner similar to that of the Composite, investors should be aware that the Fund is not the same as the Composite and will not have the same performance. Different performance will result due to factors such as differences in cash flows into and out of the Fund and different fees and expenses.

The performance figures shown below for the Composite reflect the deduction of the historical fees and expenses paid by the separate accounts included in the Composite and not those to be paid by the Fund. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Fund to calculate its own performance. The separate accounts included in the Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Returns would have been lower if the Composite had been subject to these expenses and regulations.

The following table shows the average annual total return of the Composite for the calendar year ending December 31, 2004 and for the period since the inception of the Composite on October 31, 2003, as well as a comparison with the performance of the S&P 1000® Index, the Fund’s benchmark. The returns of the S&P 1000® Index assume all dividends and distributions have been reinvested and reflect no deduction for fees or expenses. All returns below are stated before the imposition of taxes. After-tax returns would be lower than those shown.

	2004	Since Inception (October 31, 2003)
Munder Mid-Cap/Small-Cap Blend Composite	28.33%	30.83%
S&P 1000® Index[1]	18.39%	20.86%

[1]	The Standard & Poor’s 1000 Index is an index that combines the S&P MidCap 400® Index and the S&P SmallCap 600® Index and measures the performance of both the small-cap and mid-cap sectors of the U.S. equity market. The Index’s since inception performance is as of November 1, 2003.

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FINANCIAL HIGHLIGHTS

The Fund was not open for investment prior to July 1, 2005. As a result, there are no financial highlights for the Fund. Our website, www.munder.com will contain the Fund’s most recent semi-annual and annual reports when they become available. You may also obtain the semi-annual and annual reports, when available, and Statement of Additional Information without charge by calling (800) 438-5789.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

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(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

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SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

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identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

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hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds

Attn: Secretary

480 Pierce Street

Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940-9701

By overnight delivery:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By web:

www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROSMC1005

Munder Tax-Free Money Market Fund

CLASS A, K & Y SHARES

PROSPECTUS

October 31, 2005

Save paper and receive this

document electronically.

Sign up for electronic delivery at

www.munderfunds.com/edelivery

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-Mid Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Tax-Free Money Market Fund

CLASS A, K & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless the prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal.

Principal Investment Strategies

The Fund pursues its goal by investing substantially all of its assets in short-term, U.S. dollar-denominated municipal obligations, the interest on which is exempt from regular Federal income tax.

The Fund is also subject to a “fundamental” investment policy, which cannot be changed without shareholder approval, that requires it to invest under normal circumstances, at least 80% of its assets in securities, the interest from which is exempt from regular Federal income tax. Investors should be aware that although certain of the Fund’s investments may be subject to the Federal alternative minimum tax for certain investors, no such securities are included in the Fund’s 80% policy described directly above. For the purposes of this prospectus, assets of the Fund means net assets plus the amount of any borrowing for investment purposes.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

The Fund’s investments may include fixed and variable rate securities and may be made through investments in other money market funds.

The Fund may also purchase or sell securities on a when-issued. delayed delivery or forward commitment basis.

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PRINCIPAL RISKS

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

-	Credit (or Default) Risk

An issuer of a bond may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond’s liquidity and make it more difficult for the Fund to sell.

-	Interest Rate Risk

The Fund’s yield will vary with changes in interest rates. In a rising interest rate environment, the Fund’s yield may not rise as quickly as the yields of certain other short-term investments. Investments held by the Fund with longer maturities will tend to be more sensitive to interest rate changes than investments with shorter maturities. Generally, the longer the average maturity of the investments held by the Fund, the higher the risk that the Fund may not be able to maintain a constant net asset value of $1.00 per share and that it may suffer a loss.

-	Credit Ratings Risk

Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories or unrated and deemed by the advisor to be of comparable quality. Securities rated A-2- by Moody’s, P-2- by S&P or F2- by Fitch, although eligible securities for money market funds, are somewhat riskier than higher rated obligations because they are regarded as having only a satisfactory ability to meet financial commitments.

-	Money Market Funds Risk

When the Fund invests in another money market fund, the Fund will bear its pro rata share of the money market fund’s expenses, including advisory fees. These expenses are in addition to those the Fund bears in connection with its own operations. In addition, the Fund is subject to all of the risks of investment in each of the other money market fund’s holdings.

-	Variable and Floating Rate Securities Risk

Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

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-	When-Issued Securities and Delayed Delivery Risk

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

3

PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each of the last ten calendar years. The table shows the Fund’s average annual total returns for different calendar periods over the life of the Fund.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class Y shares. Class A and Class K shares will have annual returns similar to those of the Class Y shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different distribution fees and/or service fees, and expenses the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years is not necessarily an indication of how the Fund will perform in the future.

Munder Tax-Free Money Market Fund CLASS Y

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	[ ]%

Best Quarter:	0.95%	(quarter ended 12/31/00)
Worst Quarter:	0.09%	(quarter ended 3/31/04)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS Y	0.59	1.62	2.33	2.65
CLASS A	0.59	1.44	2.11	2.12
CLASS K	0.44	1.47	2.18	2.18

(1)	The inception dates for Class Y, Class A and Class K shares are 3/14/90, 11/29/92 and 11/23/92, respectively.

You may call 1-800-438-5789 to obtain the Fund’s current 7-day yield.

4

FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares	Class K Shares	Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None(a)	None	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class K Shares	Class Y Shares
Management Fees (1)	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees (1)	0.25%	0.00%	0.00%
Non 12b-1 Service Plan Fees (1)	0.00%	0.15%	0.00%
Other Expenses (1)	[ ]%	[ ]%	[ ]%

Total Annual Fund Operating Expenses (1)	[ ]%	[ ]%	[ ]%

(a)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem Class A shares of the Fund that were acquired through an exchange from another Munder Fund or Funds that you purchased as part of an investment of $1 million or more, and your redemption occurs within one year of your original Munder Fund(s) purchase, a 1% CDSC may apply upon redemption.
(1)	The advisor and/or the distributor may voluntarily waive, reduce or absorb management fees, distribution and/or service fees and/or absorb other expenses, and/or the Fund may voluntarily waive the collection of any non-12b-1 Service Plan Fees, with respect to any class of shares of the Fund in order to support yields. The advisor and the distributor have entered into a reimbursement agreement with the Fund (Reimbursement Agreement) that is in effect at least through February 8, 2006. As described under the heading of “Management of the Fund—Reimbursement Agreement,” the Fund may at a later date reimburse the advisor and/or the distributor for amounts waived or reduced provided that certain conditions are met. Nothing in the Reimbursement Agreement obligates the advisor or the distributor to waive or reduce any fees or absorb any other expenses of the Fund or any class of the Fund. The advisor, the distributor or the Fund may discontinue any voluntary waivers or reductions at any time.

5

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class K Shares	Class Y Shares
1 Year	$[ ]	$[ ]	$[ ]
3 Years	$[ ]	$[ ]	$[ ]
5 Years	$[ ]	$[ ]	$[ ]
10 Years	$[ ]	$[ ]	$[ ]

6

GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate and municipal bonds, debentures, and other similar corporate and municipal debt instruments, zero coupon bonds and variable amount master demand notes.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Municipal Obligations are obligations of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. They may be payable from the issuer’s general revenue, the revenue of a specific project, current revenues or a reserve fund.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody’s Investor Service, Inc. (Moody’s)

Fitch Ratings, Inc. (Fitch)

Standard & Poor’s Rating Services (S&P)

MORE ABOUT THE FUND

This section describes certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

7

FURTHER INFORMATION

ABOUT THE FUND’S

PRINCIPAL INVESTMENT

STRATEGIES AND RISKS

CREDIT RATINGS

Consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940, the Fund may invest in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories:

•	A-2- or higher by S&P;
•	P-2- or higher by Moody’s; or
•	F2- or higher by Fitch.

A security will be considered eligible for purchase if it receives two of the above ratings, unless it has only been rated by one rating agency. The Fund may also invest in unrated securities if the advisor believes they are comparable in quality.

-	Investment Strategy

Securities purchased by the Fund will generally be rated at least A-1-/P-1-/F1- or unrated and deemed by the advisor to be comparable in quality.

-	Special Risks

Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security’s rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining, in accordance with procedures adopted by the Board of Trustees, whether the Fund should continue to hold the security.

MONEY MARKET FUNDS

Money market funds are investment companies that invest in short-term debt obligations.

-	Investment Strategy

The Fund may invest cash in other money market funds that invest in the same type of obligations as the Fund. The Fund will not invest more than 5% of its assets in any single other money market fund.

-	Special Risks

Although the money market funds in which the Fund will invest are not expected to generate taxable income, it is possible that they will.

MUNICIPAL OBLIGATIONS

Municipal obligations may include: (i) general obligation bonds issued for various public purposes and supported by the municipal issuer’s credit and taxing power; and (ii) revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility.

-	Investment Strategy

The Fund will normally invest at least 80% of its net assets in municipal obligations.

-	Special Risks

Industrial revenue bonds depend on the credit standing of a private issuer and may be subject to the federal alternative minimum tax (AMT). Although the Fund may invest more than 25% of its net assets in municipal revenue obligations, it does not intend to do so on a regular basis. If it does, it will be riskier than a fund which does not concentrate to such an extent on similar projects.

8

OTHER INVESTMENT

STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses maybe realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

-	Special Risks

The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund’s investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

PUBLICATION OF

PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other

9

portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A, Class K or Class Y shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form.

Class K and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. A sales charge may apply on the exchange.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form.

For more information regarding policies and procedures associated with redeeming shares, including restrictions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class K and Class Y shares through this prospectus. Class K and Class Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other servicing fees as described in the section entitled “Distribution and Service Fees.”

Class A Shares

-	Although there is no front-end sales charge on the Tax-Free Money Market Fund, other Munder Funds offering Class A shares are subject to such charges. There are several ways to reduce these sales charges.

10

Class K Shares

(Eligible Investors Only)

-	No front-end sales charge for any Munder Fund. All your money goes to work for you right away.

-	Annual expenses of the Class K shares of the Money Market Funds are lower than Class A shares and higher than Class Y shares. Annual expenses of Class K shares of other Munder Funds generally are equal to Class A shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge for any Munder Fund. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

CDSCs

You pay a CDSC when you redeem Class A shares purchased within one year of redemption as part of an investment of $1 million or more.

The time period includes the time you held Class A shares of another Munder Fund which you may have exchanged for Class A shares of the Tax-Free Money Market Fund. The CDSC for Class A shares, if applicable, is 1.00%.

DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A and Class K shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A shares and for services provided to shareholders of Class A and Class K shares.

Payments made under the Plan by Class A shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the daily net assets of the Fund attributable to Class A and Class K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A and Class K shares of the Fund.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or

11

other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the NYSE is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of a Fund’s total assets allocated to that class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes early, the Fund will accelerate its NAV calculation and transaction deadlines to that time. In determining the Fund’s NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a

12

straight-line basis over the remaining life of the instrument.

The Fund may be open for business, and its NAV may be calculated, on weekdays when the NYSE is closed, but the Federal Reserve Bank in Boston is open. Purchase and redemption orders received and accepted prior to 4:00 p.m. (Eastern time) on any day the money markets are open but the NYSE is closed will be effected at the NAV per share of the applicable class of shares of the Fund determined as of 4:00 p.m. (Eastern time) on that date.

If reliable current market values are not readily available for a security (or the amortized cost method is not appropriate under the circumstances), such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares dividend distributions daily and pays them monthly.

The Fund distributes its net realized capital gains, if any, at least annually.

13

If an investor provides the Fund with advance notice of a purchase and the purchase order is accepted before 12:00 p.m. (Eastern time), the investor will receive dividends for that day. Otherwise the investor will begin to earn dividends on the first business day following the day of purchase.

Except in the case of same-day redemption requests, which must be received before 12:00 p.m. (Eastern time), redeeming shareholders will receive dividends on the day of redemption.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

The Fund is designed to provide investors with current tax-exempt income. In order for the Fund to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of tax-exempt municipal obligations (the Fund expects to do so). Although exempt-interest dividends are exempt from regular federal income tax, they may be subject to the alternative minimum tax. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. The Fund expects a portion of its dividend distributions will be subject to from Federal income tax. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains (note that the Fund does not expect to derive a material amount of long-term capital gains). Dividend distributions (other than exempt-interest dividends) and short-term capital gains generally will be taxed as ordinary income. Because all or nearly all of the Fund’s income is from interest, distributions will not be eligible for the 15% rate on dividends. The tax you pay on a given capital gains distribution generally

14

depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares. Recently enacted legislation generally provides for a maximum tax rate of 15% on long-term gains from sales made by the Fund.

Taxable distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If as expected, the Fund maintains a stable net asset value of $1.00 per share during the period you own shares of the Fund, then you will not have a taxable gain or loss if you sell shares or exchange from shares of another Munder Fund.

OTHER CONSIDERATIONS

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 0.35% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

Reimbursement Agreement. In the interest of limiting expenses of the Fund, MCM and the Fund’s distributor have entered into a reimbursement agreement with the Fund (Reimbursement Agreement) that will remain in effect through at least February 8, 2006. The Reimbursement Agreement may continue from year to year thereafter.

From time to time (a) MCM may waive or reduce its advisory fees and/or

15

administrative fees and/or reimburse or absorb any other expenses of any character incurred by the Fund or, in the case of class specific expenses, any class of the Fund, and (b) the Fund’s distributor may waive or reduce the amount of distribution and/or shareholder servicing fees it is entitled to collect from the Fund with respect to each class of shares of the Fund, or, in the case of class specific fees, any class of the Fund, in order to support the yield of the Fund or any particular class of the Fund. Nothing in the Reimbursement Agreement obligates MCM or the Fund’s distributor to waive or reduce any fees or reimburse or absorb any other expenses of the Fund or any class of the Fund, including for the purpose of supporting the yield of the Fund or any class of the Fund. The advisor and distributor may discontinue any voluntary waivers or reductions at any time.

Under the Reimbursement Agreement, the Fund may at a later date reimburse MCM and/or the distributor for amounts waived or reduced by MCM or the distributor with respect to any class of shares provided that the one day yield for that class of shares does not fall below the “Minimum One Day Yield” of 0.05% as a result of the reimbursement. Consequently, no reimbursement by the Fund with respect to a class of shares will be made unless (i) the one-day yield of that class after making the reimbursement exceeds the Minimum One Day Yield, and (ii) the payment of such reimbursement has been approved by the Board. With respect to any given class of shares, the total amount of reimbursement to which MCM or the distributor may be entitled will equal, at any time, the sum of all amounts previously waived or reduced by MCM or the distributor with respect to that class during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to MCM or the distributor with respect to such waivers and reductions.

Notwithstanding the foregoing, neither MCM nor the distributor shall be entitled to reimbursement of any amount waived or reduced in excess of any amount expended from its own resources during the period of the waiver or reduction in order to cover actual expenses or costs on behalf of the Fund or class of the Fund.

16

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [                    ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

TAX-FREE MONEY MARKET FUND(a) (CLASS A)	Year Ended 6/30/05 Class A	Year Ended 6/30/04 Class A	Year Ended 6/30/03 Class A	Year Ended 6/30/02 Class A	Year Ended 6/30/01 Class A
Net asset value, beginning of period		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income		0.004	0.005	0.012	0.031

Total from investment operations		0.004	0.005	0.012	0.031

Less distributions:
Dividends from net investment income		(0.004)	(0.005)	(0.012)	(0.031)

Total distributions		(0.004)	(0.005)	(0.012)	(0.031)

Net asset value, end of period		$1.00	$1.00	$1.00	$1.00

Total return (b)		0.40%	0.52%	1.24%	3.09%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$89,281	$88,891	$75,422	$81,414
Ratio of operating expenses to average net assets		0.59%	0.82%	0.75%	0.81%
Ratio of net investment income to average net assets		0.40%	0.54%	1.24%	3.03%
Ratio of operating expenses to average net assets without expense waivers		0.84%	0.82%	0.75%	0.81%

(a)	The Munder Tax-Free Money Market Fund Class A Shares commenced operations on November 29, 1992.
(b)	Total return represents aggregate total return for the period indicated.

17

TAX-FREE MONEY MARKET FUND(a) (CLASS K)	Year Ended 6/30/05 Class K	Year Ended 6/30/04 Class K	Year Ended 6/30/03 Class K	Year Ended 6/30/02 Class K	Year Ended 6/30/01 Class K
Net asset value, beginning of period		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income		0.003	0.006	0.013	0.031

Total from investment operations		0.003	0.006	0.013	0.031

Less distributions:
Dividends from net investment income		(0.003)	(0.006)	(0.013)	(0.031)

Total distributions		(0.003)	(0.006)	(0.013)	(0.031)

Net asset value, end of period		$1.00	$1.00	$1.00	$1.00

Total return (b)		0.26%	0.62%	1.34%	3.19%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$153,797	$198,402	$195,584	$246,089
Ratio of operating expenses to average net assets		0.74%	0.72%	0.65%	0.71%
Ratio of net investment income to average net assets		0.25%	0.64%	1.34%	3.16%
Ratio of operating expenses to average net assets without expense waivers		0.74%	0.72%	0.65%	0.71%

(a)	The Munder Tax-Free Money Market Fund Class K Shares commenced operations on November 23, 1992.
(b)	Total return represents aggregate total return for the period indicated.

18

TAX-FREE MONEY MARKET FUND(a) (CLASS Y)	Year Ended 6/30/05 Class Y	Year Ended 6/30/04 Class Y	Year Ended 6/30/03 Class Y	Year Ended 6/30/02 Class Y	Year Ended 6/30/01 Class Y
Net asset value, beginning of period		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income		0.004	0.008	0.015	0.033

Total from investment operations		0.004	0.008	0.015	0.033

Less distributions:
Dividends from net investment income		(0.004)	(0.008)	(0.015)	(0.033)

Total distributions		(0.004)	(0.008)	(0.015)	(0.033)

Net asset value, end of period		$1.00	$1.00	$1.00	$1.00

Total return (b)		0.41%	0.77%	1.49%	3.34%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$8,703	$14,107	$19,819	$11,879
Ratio of operating expenses to average net assets		0.59%	0.57%	0.50%	0.56%
Ratio of net investment income to average net assets		0.40%	0.79%	1.49%	3.31%
Ratio of operating expenses to average net assets without expense waivers		0.59%	0.57%	0.50%	0.56%

(a)	The Munder Tax-Free Money Market Fund Class Y Shares commenced operations on March 14, 1990.
(b)	Total return represents aggregate total return for the period indicated.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

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(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

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SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

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identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

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hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

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ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds

Attn: Secretary

480 Pierce Street

Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds P.O. Box 9701 Providence, Rl 02940-9701

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROTFMM1005

Munder Tax-Free Short & Intermediate Bond Fund

Class A, B, C, K & Y SHARES

PROSPECTUS

October 31, 2005

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small-Mid Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Tax-Free Short & Intermediate Bond Fund

CLASS A, B, C, K & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s other investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goals are to provide a competitive level of current interest income exempt from regular Federal income taxes and a total return which, over time, exceeds the rate of inflation and the return provided by tax-free money market instruments.

Principal Investment Strategies

The Fund pursues its goals by investing, under normal circumstances, at least 80% of its assets in bonds. This investment strategy may not be changed without 60 days’ prior notice.

The Fund is also subject to a “fundamental” investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal circumstances, at least 80% of its assets in securities the interest from which is exempt from regular Federal income tax. Investors should be aware that although certain of the Fund’s investments may be subject to the Federal alternative minimum tax for certain investors, no such securities are included in the Fund’s 80% policy described directly above. For the purposes of this prospectus, assets of the Fund means net assets plus the amount of any borrowing for investment purposes.

A significant portion of the Fund is generally invested in obligations with remaining maturities of five years or less. The remainder of the Fund is typically invested in obligations with remaining maturities between five and ten years. The Fund’s dollar-weighted average maturity will generally range between two and six years.

The Fund may invest more than 25% of its assets in municipal obligations issued by the State of Michigan and its political subdivisions.

The Fund will generally invest in municipal obligations that are rated Single A or better or, if unrated, are of comparable quality. The Fund may also invest in similar quality taxable bonds. Cash is typically invested in money market funds that primarily hold municipal obligations.

The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

1

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Credit (or Default) Risk

An issuer of a bond may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond’s liquidity and make it more difficult for the Fund to sell.

-	Interest Rate Risk

An increase in prevailing interest rates will cause bonds held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes.

-	Money Market Funds Risk

When the Fund invests in a money market fund, the Fund will bear its pro rata share of the money market fund’s expenses, including advisory fees. These expenses are in addition to those the Fund bears in connection with its own operations. In addition, the Fund is subject to all of the risks of investment in each of the money market fund’s holdings.

-	Municipal Securities Risk

The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities and otherwise adversely affect the current federal or state tax status of municipal securities.

-	State-Specific Risk

Because the Fund may invest a significant portion of its assets in Michigan municipal securities, the Fund may be subject to additional risks compared to funds that invest more broadly in multiple states. Although Michigan has diversified its economy, the state is still heavily dependent upon certain industries, especially automobile manufacturing and related industries. Any downturn in these industries may adversely affect Michigan’s economy.

-	Investment Grade Securities Risk

Bonds are rated by national bond rating agencies. Securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s are considered investment grade securities, but are riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

2

-	When-Issued Securities and Delayed Delivery Risk

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

3

PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund compare to those of the Fund’s current and prior benchmark indices, each of which is a broad-based securities market index.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class K shares. If sales charges were reflected, returns would be less than those shown. Class A, Class B, Class C and Class Y shares, net of applicable sales charges, will have annual returns similar to those of Class K shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of share has different sales charges, distribution fees, and/or service fees and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Tax-Free Short & Intermediate Bond Fund CLASS K

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	[ ]%

Best Quarter:	4.51%	(quarter ended 3/31/95)
Worst Quarter:	(2.04)%	(quarter ended 6/30/04)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %		5 Years %		10 Years %		Since Inception %(1)
CLASS K
Return Before Taxes	0.86		4.35		4.60		4.91
Return After Taxes on Distributions	0.81		4.25		4.17		3.88
Return After Taxes on Distributions and Sale of Fund Shares	1.38		4.15		4.11		3.86
Lehman Muni Managed Short Index/5-Year G.O. Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman Muni Managed Blended Inde/5-Year G.O. Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman Int. Short Muni Index/5-Year G.O. Index(3) (reflects no deductions for fees, expenses or taxes)	2.67		5.68		5.84		5.91

4

	1 Year %		5 Years %		10 Years %		Since Inception %(1)
CLASS A
Return Before Taxes	(3.17)		3.50		4.17		3.84
Lehman Muni Managed Short Index/5-Year G.O. Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman Muni Managed Blended Index/5-Year G.O. Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman Int. Short Muni/5-Year G.O. Index(2) (reflects no deductions for fees, expenses or taxes)	2.67		5.68		5.84		5.45
CLASS B
Return Before Taxes	(4.82)		3.21		—		3.34
Lehman Muni Managed Short Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman Muni Managed Blended Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman Int. Short Muni(2) (reflects no deductions for fees, expenses or taxes)	2.67		5.68		—		5.40
CLASS C
Return Before Taxes	0.88		3.60		—		3.08
Lehman Muni Managed Short Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman Muni Managed Blended Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman Int. Short Muni(2) (reflects no deductions for fees, expenses or taxes)	2.67		5.68		—		5.02
CLASS Y
Return Before Taxes	1.11		4.63		4.87		4.43
Lehman Muni Managed Short Index/5-Year G.O. Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman Muni Managed Blended Index/5-Year G.O. Index(2) (reflects no deductions of fees, expenses or taxes)	[	]	[	]	[	]	[	]
Lehman Int. Short Muni/5-Year G.O. Index(2) (reflects no deductions for fees, expenses or taxes)	2.67		5.68		5.84		5.43

(1)	The inception dates for the Class K, Class A, Class B, Class C and Class Y shares are 2/9/87, 11/30/92, 5/16/96, 7/8/98 and 12/17/92, respectively. The index returns from inception for Class K, Class A, Class B, Class C and Class Y shares are from 2/1/87, 12/1/92, 6/1/96, 7/1/98 and 1/1/93, respectively.
(2)	The Lehman Brothers Municipal Managed Money Short Term Index (“Lehman ST Index”) is made up of municipal bonds, other than alternative minimum tax (AMT) bonds and airline, hospital, housing and tobacco bonds, which have maturities between one and five years, were issued within the last five years, and are rated at least Aa3. The Lehman Managed Muni Blended Index (“Lehman Blended Index”) is a blended index made up of 50% Lehman ST Index and 50% Lehman Brothers Municipal Managed Money Short/Intermediate Index. The Lehman Brothers Municipal Managed Money Short/Intermediate Index is limited to bonds with maturities between one and ten years. Index performance information is available for periods beginning on 7/1/93 or later.
(3)	The Fund’s benchmark has been changed from the Lehman Brothers Municipal Intermediate-Short Index to the recently created Lehman ST Index and the Lehman Blended Index. The Lehman Brothers Municipal Managed Money Indexes were designed to be used as benchmarks for professional money managers and the advisor believes the Lehman ST Index and the Lehman Blended Index more closely reflect the investment strategies of the Fund. The Lehman Brothers Municipal Intermediate-Short Index is a total return benchmark that includes investment-grade, tax-exempt municipal bonds with at least $5 million outstanding that were issued in deals of at least $50 million and that have maturities between one and ten years. In all cases, where applicable, prior to July 31, 1993 the Fund is compared to the Lehman Brothers 5-Year General Obligation Index, a performance benchmark for the short-term investment-grade tax-exempt bond market.

5

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class K share. The after-tax returns for the Class A, Class B, Class C or Class Y shares will vary from those shown for the Class K shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

6

FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	4%(a)	None	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fees	None	None	None	None	None
Exchange Fees	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%
Non 12b-1 Service Plan Fees	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC payable upon redemption of Class B shares declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares			Class B Shares*			Class B Shares**			Class C Shares*			Class C Shares**			Class K Shares			Class Y Shares
1 Year	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
3 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
5 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
10 Years	$	[	]	$	[	]***	$	[	]***	$	[	]	$	[	]	$	[	]	$	[	]

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first business day of the month following the eighth anniversary of issuance.

7

GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Fixed Income or Debt Securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate and municipal bonds, debentures and other similar corporate and municipal debt instruments, zero coupon bonds and variable amount master demand notes.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Municipal Obligations are obligations of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. They may be payable from the issuer’s general revenue, the revenue of a specific project, current revenues or a reserve fund.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

RATING AGENCIES

Moody’s Investor Service, Inc. (Moody’s)

Fitch Ratings, Inc. (Fitch)

Standard & Poor’s Rating Services (S&P)

MORE ABOUT THE FUND

The following sections provide additional information about the Fund’s principal investment strategies and risks and describe certain other applicable investment strategies and risks. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

8

FURTHER INFORMATION REGARDING THE FUND’S PRINCIPAL INVESTMENT

STRATEGIES AND RISKS

INVESTMENT GRADE CREDIT RATINGS

A security is considered investment grade if, at the time of purchase, it is rated:

•	BBB- or higher by S&P;
•	Baa3 or higher by Moody’s; or
•	BBB- or higher by Fitch.

Whether or not a security is investment grade will be determined based on the lowest rating given by S&P, Moody’s or Fitch.

-	Investment Strategy

Fixed income securities purchased by the Fund will generally be rated at least A- by S&P or Fitch or A3 by Moody’s, except that the Fund may also invest in unrated securities if the advisor believes they are comparable in quality. The Fund will invest in short-term instruments only if they (i) have short-term debt ratings in the top two categories by at least one nationally recognized statistical rating agency, (ii) are issued by an issuer with such ratings or (iii) if unrated, are of comparable quality.

-	Special Risks

Although securities rated BBB- by S&P or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, an unrated security may be rated, a rated security may cease to be rated or a rated security’s rating may be reduced. The advisor will consider such an event in determining whether the Fund should continue to hold the security.

MONEY MARKET FUNDS

Money market funds are investment companies that invest in short-term debt obligations.

-	Investment Strategy

The Fund may invest cash in money market funds that invest in the same type of obligations as the Fund. The Fund will not invest more than 5% of its assets in any one money market fund.

-	Special Risks

Although the money market funds in which the Fund will invest are not expected to generate taxable income, it is possible that they will.

9

OTHER INVESTMENT

STRATEGIES AND RISKS

MUNICIPAL OBLIGATIONS

Municipal obligations may include: (i) general obligation bonds issued for various public purposes and supported by the municipal issuer’s credit and taxing power; and (ii) revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility.

-	Investment Strategy

The Fund will normally invest at least 80% of its net assets in municipal obligations.

-	Special Risks

Industrial revenue bonds depend on the credit standing of a private issuer and may be subject to the federal alternative minimum tax (AMT).

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3 of its assets to meet redemptions.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions. The Fund may hold uninvested cash if, in the advisor’s opinion, suitable tax-exempt securities are not available. The Fund may also invest a portion of its assets in short-term money market instruments, the income from which is subject to Federal income tax.

10

-	Special Risks

The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS

Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

-	Special Risks

Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

ZERO COUPON BONDS

These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

-	Special Risks

The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund’s investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

11

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K and Class Y shares through this prospectus. Class K and Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other servicing fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

12

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. Please see the Statement of Additional Information for information regarding the conversion feature for shares purchased prior to June 16, 2003.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within one year of purchase.

-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

Class K Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Class B and Class C shares and higher annual expenses than Class Y shares. Annual expenses of Class K shares generally are equal to Class A shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge as a Percentage of*
	Offering Price %		Net Amount Invested %
Less than $100,000	4.00		4.17
$100,000 but less than $250,000	3.00		3.09
$250,000 but less than $500,000	2.00		2.04
$500,000 but less than $1,000,000	1.25		1.27
$1,000,000 or more	None	**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

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SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    investors that have an investment account with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y Shares of another Munder Fund within 60 days of redemption;

7.    banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales

14

charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase you may add to the amount of your purchase the market value of any Class A shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment;
-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

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These time periods include the time you held Class A, Class B or Class C shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Tax-Free Short & Intermediate Bond Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

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DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C and Class K shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B and Class C shares and for services provided to shareholders of Class A, Class B, Class C and Class K shares.

Payments made under the Plan by Class A, Class B and Class C shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, Class B, Class C and Class K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Class B and Class C shares to finance activities relating to the distribution of those shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in the Class A, Class B, Class C and Class K shares of Fund.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

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VALUING FUND SHARES

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

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DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, monthly.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

The Fund is designed to provide investors with current tax-exempt income. In order for the Fund to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of tax-exempt municipal obligations (the Fund expects to do so). Although exempt-interest dividends are exempt from regular federal income tax, they may be subject to the alternative minimum tax. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. The Fund expects that a portion of its dividend distributions will be subject to federal income tax. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions (other than exempt-interest

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dividends) and short-term capital gains generally will be taxed as ordinary income. Because all or nearly all of the Fund’s income is from interest, distributions will not be eligible for the 15% rate on dividends. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares. Recently enacted legislation generally provides for a maximum tax rate of 15% on long-term gains from sales made by the Fund.

Taxable distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a distribution, which may be taxable.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

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MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 0.50% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

PORTFOLIO MANAGEMENT TEAM

The Fund is co-managed by Roger A. Soderstrom and Adam C. Thayer. Mr. Soderstrom is primarily responsible for the day-to-day management of the Fund’s assets. He determines the strategy for the Fund and initiates trades. Mr. Thayer provides analytical support and assists in trading.

Roger A. Soderstrom, Senior Portfolio Manager, has been co-manager of the Fund since 1999. Mr. Soderstrom also co-manages the Munder Michigan Tax-Free Bond Fund and the Munder Tax-Free Money Market Fund. His other responsibilities include overseeing the trading of tax-exempt fixed income securities and managing taxable client portfolios. He is a member of MCM’s insurance asset management group. Mr. Soderstrom joined MCM in 1997.

Adam C. Thayer, CFA, Assistant Portfolio Manager, has been co-manager of the Fund since 2003. He is also co-manager for the Munder Michigan Tax-Free Bond Fund and the Munder Tax-Free Money Market Fund. Since joining MCM in 2000, Mr. Thayer has assisted in trading and managing fixed income securities for tax-exempt trust accounts as well as taxable client portfolios.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [                    ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

TAX-FREE SHORT & INTERMEDIATE BOND FUND(a) (CLASS A)	Year Ended 6/30/05(c) Class A	Year Ended 6/30/04(c) Class A		Year Ended 6/30/03(c) Class A	Year Ended 6/30/02(c) Class A	Year Ended 6/30/01(c) Class A
Net asset value, beginning of period		$10.67		$10.54	$10.40	$10.05

Income/(loss) from investment operations:
Net investment income		0.27		0.33	0.37	0.39
Net realized and unrealized gain/(loss) on investments		(0.35)		0.22	0.20	0.35

Total from investment operations		(0.08)		0.55	0.57	0.74

Less distributions:
Dividends from net investment income		(0.27)		(0.33)	(0.37)	(0.39)
Distributions from net realized gains		(0.00	)(d)	(0.09)	(0.06)	—

Total distributions		(0.27)		(0.42)	(0.43)	(0.39)

Net asset value, end of period		$10.32		$10.67	$10.54	$10.40

Total return (b)		(0.75)%		5.29%	5.60%	7.51%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$13,414		$28,980	$8,207	$5,899
Ratio of operating expenses to average net assets		1.04%		1.02%	0.94%	0.97%
Ratio of net investment income to average net assets		2.52%		3.11%	3.55%	3.79%
Portfolio turnover rate		23%		15%	10%	23%
Ratio of operating expenses to average net assets without expenses waivers		1.04%		1.02%	0.94%	0.97%

(a)	The Munder Tax-Free Short & Intermediate Bond Fund Class A Shares commenced operations on November 30, 1992.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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TAX-FREE SHORT & INTERMEDIATE BOND FUND(a) (CLASS B)	Year Ended 6/30/05(c) Class B	Year Ended 6/30/04(c) Class B		Year Ended 6/30/03(c) Class B	Year Ended 6/30/02(c) Class B	Year Ended 6/30/01(c) Class B
Net asset value, beginning of period		$10.65		$10.53	$10.38	$10.03

Income/(loss) from investment operations:
Net investment income		0.19		0.25	0.29	0.31
Net realized and unrealized gain/(loss) on investments		(0.35)		0.21	0.22	0.36

Total from investment operations		(0.16)		0.46	0.51	0.67

Less distributions:
Dividends from net investment income		(0.19)		(0.25)	(0.30)	(0.32)
Distributions from net realized gains		(0.00	)(d)	(0.09)	(0.06)	—

Total distributions		(0.19)		(0.34)	(0.36)	(0.32)

Net asset value, end of period		$10.30		$10.65	$10.53	$10.38

Total return (b)		(1.49)%		4.41%	4.91%	6.72%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$4,005		$5,926	$3,401	$1,987
Ratio of operating expenses to average net assets		1.79%		1.77%	1.69%	1.72%
Ratio of net investment income to average net assets		1.77%		2.36%	2.80%	3.04%
Portfolio turnover rate		23%		15%	10%	23%
Ratio of operating expenses to average net assets without expense waivers		1.79%		1.77%	1.69%	1.72%

(a)	The Munder Tax-Free Short & Intermediate Bond Fund Class B Shares commenced operations on May 16, 1996.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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TAX-FREE SHORT & INTERMEDIATE BOND FUND(a) (CLASS C)	Year Ended 6/30/05(c) Class C	Year Ended 6/30/04(c) Class C		Year Ended 6/30/03(c) Class C	Year Ended 6/30/02(c) Class C	Year Ended 6/30/01(c) Class C
Net asset value, beginning of period		$10.74		$10.61	$10.46	$10.10

Income/(loss) from investment operations:
Net investment income		0.19		0.25	0.29	0.32
Net realized and unrealized gain/(loss) on investments		(0.36)		0.22	0.22	0.36

Total from investment operations		(0.17)		0.47	0.51	0.68

Less distributions:
Dividends from net investment income		(0.19)		(0.25)	(0.30)	(0.32)
Distributions from net realized gains		(0.00	)(d)	(0.09)	(0.06)	—

Total distributions		(0.19)		(0.34)	(0.36)	(0.32)

Net asset value, end of period		$10.38		$10.74	$10.61	$10.46

Total return (b)		(1.57)%		4.48%	4.88%	6.78%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$7,136		$8,313	$2,197	$302
Ratio of operating expenses to average net assets		1.79%		1.77%	1.69%	1.72%
Ratio of net investment income to average net assets		1.77%		2.36%	2.80%	3.04%
Portfolio turnover rate		23%		15%	10%	23%
Ratio of operating expenses to average net assets without expense waivers		1.79%		1.77%	1.69%	1.72%

(a)	The Munder Tax-Free Short & Intermediate Bond Fund Class C Shares commenced operations on July 8, 1998.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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TAX-FREE SHORT & INTERMEDIATE BOND FUND(a) (CLASS K)	Year Ended 6/30/05(c) Class K	Year Ended 6/30/04(c) Class K		Year Ended 6/30/03(c) Class K	Year Ended 6/30/02(c) Class K	Year Ended 6/30/01(c) Class K
Net asset value, beginning of period		$10.67		$10.55	$10.40	$10.05

Income/(loss) from investment operations:
Net investment income		0.27		0.33	0.37	0.39
Net realized and unrealized gain/(loss) on investments		(0.36)		0.21	0.21	0.35

Total from investment operations		(0.09)		0.54	0.58	0.74

Less distributions:
Dividends from net investment income		(0.27)		(0.33)	(0.37)	(0.39)
Distributions from net realized gains		(0.00	)(d)	(0.09)	(0.06)	—

Total distributions		(0.27)		(0.42)	(0.43)	(0.39)

Net asset value, end of period		$10.31		$10.67	$10.55	$10.40

Total return (b)		(0.84)%		5.19%	5.70%	7.51%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$173,952		$148,315	$152,770	$171,009
Ratio of operating expenses to average net assets		1.04%		1.02%	0.94%	0.97%
Ratio of net investment income to average net assets		2.52%		3.11%	3.55%	3.79%
Portfolio turnover rate		23%		15%	10%	23%
Ratio of operating expenses to average net assets without expense waivers		1.04%		1.02%	0.94%	0.97%

(a)	The Munder Tax-Free Short & Intermediate Bond Fund Class K Shares commenced operations on February 9, 1987.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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TAX-FREE SHORT & INTERMEDIATE BOND FUND(a) (CLASS Y)	Year Ended 6/30/05(c) Class Y	Year Ended 6/30/04(c) Class Y		Year Ended 6/30/03(c) Class Y	Year Ended 6/30/02(c) Class Y	Year Ended 6/30/01(c) Class Y
Net asset value, beginning of period		$10.68		$10.55	$10.41	$10.06

Income/(loss) from investment operations:
Net investment income		0.29		0.36	0.40	0.41
Net realized and unrealized gain/(loss) on investments		(0.35)		0.22	0.20	0.36

Total from investment operations		(0.06)		0.58	0.60	0.77

Less distributions:
Dividends from net investment income		(0.30)		(0.36)	(0.40)	(0.42)
Distributions from net realized gains		(0.00	)(d)	(0.09)	(0.06)	—

Total distributions		(0.30)		(0.45)	(0.46)	(0.42)

Net asset value, end of period		$10.32		$10.68	$10.55	$10.41

Total return (b)		(0.60)%		5.55%	5.86%	7.77%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$2,777		$2,615	$2,923	$3,309
Ratio of operating expenses to average net assets		0.79%		0.77%	0.69%	0.72%
Ratio of net investment income to average net assets		2.77%		3.36%	3.80%	4.04%
Portfolio turnover rate		23%		15%	10%	23%
Ratio of operating expenses to average net assets without expense waivers		0.79%		0.77%	0.69%	0.72%

(a)	The Munder Tax-Free Short & Intermediate Bond Fund Class Y Shares commenced operations on December 17, 1992.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount represents less than $0.01 per share.

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SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts

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are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

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For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering

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activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

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Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

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REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption

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request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

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-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

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EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

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-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

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(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

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SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for

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identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that

S - 13

hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

S - 14

ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds

Attn: Secretary

480 Pierce Street Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds P.O. Box 9701 Providence, Rl 02940-9701

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROTFSBOND1005

Munder Technology Fund

Class A, B, C, K & Y SHARES

PROSPECTUS

October 31, 2005

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document electronically.

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

FAMILY OF FUNDS

(offered in separate prospectuses)

LARGE-CAP EQUITY

Index 500

Large-Cap Core Growth

Large-Cap Value

MID- TO MICRO-CAP EQUITY

Mid-Cap Core Growth

Small Mid-Cap

Small-Cap Value

Micro-Cap Equity

NICHE/SECTOR EQUITY

Internet

Technology

Healthcare

Power Plus®

Real Estate Equity Investment

HYBRID

Balanced

INTERNATIONAL

International Equity

International Bond

TAXABLE INCOME

Bond

Intermediate Bond

TAX-FREE INCOME

Michigan Tax-Free Bond

Tax-Free Short & Intermediate Bond

MONEY MARKET

Cash Investment

Tax-Free Money Market

Munder Technology Fund

CLASS A, B, C, K & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing, under normal circumstances, at least 80% of its assets in common stocks of technology-related companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this Prospectus, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

Technology-related companies are companies that develop, manufacture, or distribute technology, communications and Internet-related products and services. The Fund may also invest in the stocks of companies that should benefit commercially from technological advances. The Fund invests in both established companies and in new or unseasoned companies, including companies making initial public offerings (IPOs).

The products and services provided by technology-related companies may include: computer hardware and software, communications hardware and software, semiconductors, business services, information services, and to a lesser extent, media and Internet-related services.

In selecting stocks, the advisor will first identify attractive industries within the information technology sector. The advisor will then focus on companies that it believes are current industry leaders or leading companies in developing industries. Using fundamental analysis, the advisor will look for domestic and, to a lesser extent, foreign companies with:

-	strong market share within their industry; and/or
-	technologically superior products or services; and
-	stable or improving revenue growth, earnings growth or order trends.

There is no limit on the market capitalization of the companies in which the Fund may invest, or on the length of operating history for the companies. The

Fund may invest in small companies and may invest without limit in IPOs. It is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund’s performance.

The Fund may purchase or sell options on securities for hedging purposes and may use exchange-traded funds (ETFs) to manage cash.

The Fund may engage in short-term trading of portfolio securities.

The Fund is “non-diversified” under the Investment Company Act of 1940 and may invest more of its assets in fewer issuers than a “diversified” investment company.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

-	Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

-	Growth Investing Risk

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

-	Sector Risk

The Fund will concentrate its investments in the information technology sector. Market or economic factors impacting that sector could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

-	Smaller Company Risk

The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may

be more volatile than those of larger companies. Small companies often have narrower markets, and more limited managerial and financial resources than larger, more established companies. In addition, small companies’ stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

-	Foreign Securities Risk

Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ in some cases significantly, from U.S. standards.

-	Derivatives Risk

The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives also entail exposure to the credit risk of the derivative’s counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

-	ETF Risk

ETFs are investment companies that are bought and sold on a securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. The risk of owning an ETF generally reflects the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

-	IPO Risk

Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

-	Non-Diversified Risk

The Fund may invest more of its assets in fewer issuers than many other funds do, may be more susceptible to adverse developments affecting any single issuer, and may be more susceptible to greater losses because of these developments.

-	Short-Term Trading Risk

Short-term trading may result in increased portfolio turnover. A high

3

portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from the Fund’s performance.

-	Technology Risk

The Fund will invest in companies that rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the Fund’s investments. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

4

PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each calendar year since its inception. The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class Y shares. Class A, Class B, Class C and Class K shares, net of applicable sales charges, will have annual returns similar to those of the Class Y shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different sales charges, distribution fees and/or service fees, and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Technology Fund CLASS Y

TOTAL RETURN (%)

per calendar year

YTD through 9/30/05:	[ ]%

Best Quarter:	38.20%	(quarter ended 12/31/01)
Worst Quarter:	(42.53)%	(quarter ended 9/30/01)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2004

	1 Year %	5 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	0.00	(22.46)	(14.77)
Return After Taxes on Distributions	0.00	(22.46)	(14.77)
Return After Taxes on Distributions and Sale of Fund Shares	0.00	(17.24)	(11.78)
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	(0.10)
Goldman Sachs Technology Composite(2) (reflects no deductions for fees, expenses or taxes)	2.91	(15.89)	(9.03)

5

	1 Year %	5 Years %	Since Inception %(1)
CLASS A
Return Before Taxes	(5.85)	(23.55)	(17.68)
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	(0.75)
Goldman Sachs Technology Composite(2) (reflects no deductions for fees, expenses or taxes)	2.91	(15.89)	(10.09)
CLASS B
Return Before Taxes	(6.01)	(23.54)	(17.53)
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	(0.75)
Goldman Sachs Technology Composite(2) (reflects no deductions for fees, expenses or taxes)	2.91	(15.89)	(10.09)
CLASS C(3)
Return Before Taxes	(1.88)	(23.27)	(19.17)
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	(2.30)	(1.16)
Goldman Sachs Technology Composite(2) (reflects no deductions for fees, expenses or taxes)	2.91	(15.89)	(12.53)
CLASS K
Return Before Taxes	(0.48)	—	(23.52)
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	10.87	—	(1.90)
Goldman Sachs Technology Composite(2) (reflects no deductions for fees, expenses or taxes)	2.91	—	(16.10)

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 8/26/99, 10/26/99, 10/26/99, 11/16/99 and 5/25/00, respectively. The Class C shares inception is that of the Fund’s Class II shares, which were converted and/or reclassified as Class C shares as of the close of business on October 31, 2003. The index returns from inception for Class Y, Class A, Class B, Class C and Class K shares are as of 9/1/99, 11/1/99, 11/1/99, 12/1/99 and 6/1/00, respectively.
(2)	Standard & Poor’s 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Goldman Sachs Technology Composite is a modified capitalization-weighted index of selected technology stocks.
(3)	Prior to October 31, 2003, the Fund offered Class II shares, which were subject to a front-end sales charge of 1%. The Class II shares were also subject to a 1% contingent deferred sales charge (CDSC) on redemptions of Class II shares within eighteen months of purchase. As of the close of business on October 31, 2003, all outstanding Class II shares of the Fund were converted and/or reclassified as Class C shares. Average annual returns for the Class C shares for periods prior to October 31, 2003 therefore are for the Class II shares and reflect the fees and expenses of the Class II shares prior to that date.

Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class Y shares. The after-tax returns for the Class A, Class B, Class C and Class K shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

6

FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	5.5%(a)	None	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fees	2%(e)	2%(e)	2%(e)	2%(e)	2%(e)
Exchange Fees	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class Y Shares
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%
Non 12b-1 Service Plan Fees	0.00%	0.00%	0.00%	0.25%	0.00%
Other Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC payable upon redemption of Class B shares declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)	A short-term trading fee of 2% may be assessed on redemptions made within 60 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 60-day period because they do not meet the applicable account minimum or because the Fund is unable to verify the accountholder’s identity within a reasonable time after the account is opened.

7

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares			Class B Shares*			Class B Shares**			Class C Shares*			Class C Shares**			Class K Shares			Class Y Shares
1 Year	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
3 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
5 Years	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
10 Years	$	[	]	$	[	]***	$	[	]***	$	[	]	$	[	]	$	[	]	$	[	]

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first business day following the eighth anniversary of the issuance.

8

GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations. American Depositary Receipts (ADRs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or may be unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government Securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

9

MORE ABOUT THE FUND

The following sections provide additional information about the Fund’s principal investment strategies and risks and describe certain other applicable investment strategies and risks of the Fund. The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

FURTHER INFORMATION REGARDING THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RISKS

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs.

-	Investment Strategy

The Fund may invest up to 25% of its total assets in foreign securities.

-	Special Risks

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign currency-denominated securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

10

OTHER INVESTMENT STRATEGIES AND RISKS

BORROWING

Money may be borrowed from banks for emergency purposes or redemptions.

-	Investment Strategy

The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy that can be changed only by shareholders.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

-	Investment Strategy

The Fund may, but is not required to, use derivative instruments. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or for the purpose of remaining fully invested or maintaining liquidity. The Fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return).

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

11

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of less than 13 months.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

-	Special Risks

The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

-	Special Risks

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

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PUBLICATION OF PORTFOLIO HOLDINGS

The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class K and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

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SHARE CLASS SELECTION

The Fund offers Class A, Class B, Class C, Class K and Class Y shares through this prospectus. Class K and Class Y shares are only available to limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other servicing fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

Class A Shares

-	Front-end sales charge. There are several ways to reduce these sales charges.

-	Lower annual expenses than Class B and Class C shares.

Class B Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within six years of purchase. The CDSC may be waived on certain redemptions.

-	Higher annual expenses than Class A shares.

-	Automatic conversion to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance, thus reducing future annual expenses. Please see the Statement of Additional Information for information regarding the conversion feature for shares purchased prior to June 16, 2003.

-	Should not be used for investments of over $100,000.

Class C Shares

-	No front-end sales charge. All your money goes to work for you right away.

-	Subject to a CDSC on shares you sell within one year of purchase.

-	Higher annual expenses than Class A shares.

-	Shares do not convert to another class.

Class K Shares

(Eligible Investors only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than Class B and Class C shares and higher annual expenses than Class Y shares. Annual expenses of Class K shares generally are equal to Class A shares.

Class Y Shares

(Eligible Investors Only)

-	No front-end sales charge. All your money goes to work for you right away.

-	Lower annual expenses than all other share classes.

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APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge as a Percentage of*
	Offering Price %		Net Amount Invested %
Less than $25,000	5.50		5.82
$25,000 but less than $50,000	5.25		5.54
$50,000 but less than $100,000	4.50		4.71
$100,000 but less than $250,000	3.50		3.63
$250,000 but less than $500,000	2.50		2.56
$500,000 but less than $1,000,000	1.50		1.52
$1,000,000 or more	None	**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    investors that have an investment account with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

3.    registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y

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Shares of another Munder Fund within 60 days of redemption;

7.    banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of your purchase the market value of any Class A shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money

16

market Munder Funds that are made by you, your spouse and your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of at least $1 million or more if a sales commission was paid at the time of investment;
-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B or Class C shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Technology Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Years Since Purchased	CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven or more	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share

17

(for a total cost of $10,000). Three years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $10,000, you may establish a $100 monthly or $250 quarterly (or $1,000 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C and Class K shares. The Plan allows the Fund to pay distribution and other fees for the sale of Class A, Class B and Class C shares and for services provided to shareholders of Class A, Class B, Class C and Class K shares.

Payments made under the Plan by Class A, Class B and Class C shares, but not payments made under the Plan for Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, Class B, Class C and Class K shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Class B and Class C shares to finance

18

activities relating to the distribution of those shares.

Because the fees are paid out of the Fund’s assets on a ongoing basis, over time these fees will increase the cost of an investment in Class A, Class B, Class C and Class K shares of the Fund.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

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VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the current value of the Fund’s total assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), trading for a security is restricted or halted, or a significant event that may affect the value of a security occurs after the close of a related exchange but before the determination of the Fund’s NAV.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The procedures established by the Board of Trustees for the Fund to fair value the Fund’s securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign currency exchange rates are generally determined at the as of the close of trading on the London Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S.

20

dollars at those rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares.

Occasionally, events that affect the value of the Fund’s portfolio securities may occur between the time the principal market for the Fund’s foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Fund’s Board of Trustees. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund’s NAV appropriately reflects securities’ values at the time of pricing.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

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TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2005, the Fund paid an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustee’s approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2005.

PORTFOLIO MANAGEMENT TEAM

A team of professionals employed by MCM make investment decisions for the Fund. The team consists of Kenneth A. Smith, Jonathan R. Woodley and Mark A. Lebovitz. Each of the portfolio managers has primary investment responsibility for designated sub-sectors in which the Fund invests and makes recommendations as to investments in those sub-sectors. Mr. Smith, however, has final investment authority over the Fund.

Kenneth A. Smith, CFA, Director, Technology Investing and Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 1999. Mr. Smith leads MCM’s technology team and became Director of Technology Investing in 2004. He is also a member of the portfolio management team for the Munder Internet Fund.

Jonathan R. Woodley, Portfolio Manager/Analyst, has been a member of the Fund’s portfolio management team since 2005. Mr. Woodley is also a member of the portfolio management team for the Munder Internet Fund, and he provides idea generation and research support in the technology sector for other equity disciplines at MCM. Prior to 2005, Mr. Woodley was a portfolio manager for MCM’s small-cap growth investment discipline and, prior to that, was an analyst for MCM’s mid-cap core and small-cap growth investment disciplines. Mr. Woodley joined MCM in June 2000.

Mark A. Lebovitz, Portfolio Manager/Analyst, has been a member of the Fund’s portfolio management team since 2005. Mr. Lebovitz is also a member of the portfolio management team for the Munder Internet Fund. Since joining MCM in 1999, Mr. Lebovitz has provided idea generation and research support in the technology sector for MCM’s equity investment disciplines.

Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [                        ], independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the annual and semi-annual reports of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com contains the Fund’s most recent annual report. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

TECHNOLOGY FUND(a) (CLASS A)	Year Ended 6/30/05 Class A	Year Ended 6/30/04(c) Class A	Year Ended 6/30/03(c) Class A	Year Ended 6/30/02(c) Class A	Year Ended 6/30/01(c) Class A
Net asset value, beginning of period		$3.26	$3.12	$6.02	$16.66

Income/(loss) from investment operations:
Net investment loss		(0.09)	(0.08)	(0.10)	(0.15)
Net realized and unrealized gain/(loss) on investments		0.66	0.22	(2.80)	(10.49)

Total from investment operations		0.57	0.14	(2.90)	(10.64)

Net asset value, end of period		$3.83	$3.26	$3.12	$6.02

Total return (b)		17.18%	4.49%	(48.17)%	(63.87)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$85,682	$90,905	$106,583	$268,665
Ratio of operating expenses to average net assets		2.68%	3.00%	2.56%	1.89%
Ratio of net investment loss to average net assets		(2.33)%	(2.68)%	(2.25)%	(1.37)%
Portfolio turnover rate		53%	44%	89%	145%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements		2.78%	3.13%	2.59%	1.95%

(a)	The Munder Technology Fund Class A Shares commenced operations on October 26, 1999.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Annualized.

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TECHNOLOGY FUND(a) (CLASS B)	Year Ended 6/30/05 Class B	Year Ended 6/30/04(c) Class B	Year Ended 6/30/03(c) Class B	Year Ended 6/30/02(c) Class B	Year Ended 6/30/01(c) Class B
Net asset value, beginning of period		$3.17	$3.06	$5.95	$16.58

Income/(loss) from investment operations:
Net investment loss		(0.11)	(0.10)	(0.13)	(0.22)
Net realized and unrealized gain/(loss) on investments		0.64	0.21	(2.76)	(10.41)

Total from investment operations		0.53	0.11	(2.89)	(10.63)

Net asset value, end of period		$3.70	$3.17	$3.06	$5.95

Total return (b)		16.72%	3.59%	(48.57)%	(64.11)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$109,400	$112,580	$133,166	$324,763
Ratio of operating expenses to average net assets		3.43%	3.75%	3.31%	2.64%
Ratio of net investment loss to average net assets		(3.08)%	(3.43)%	(3.00)%	(2.12)%
Portfolio turnover rate		53%	44%	89%	145%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements		3.53%	3.88%	3.34%	2.70%

(a)	The Munder Technology Fund Class B Shares commenced operations on October 26, 1999.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Annualized.

25

TECHNOLOGY FUND(a) (CLASS C)	Year Ended 6/30/05	Year Ended 6/30/04(c)	Year Ended 6/30/03(c)	Year Ended 6/30/02(c)	Year Ended 6/30/01(c)
Net asset value, beginning of period		$2.86	$2.76	$5.38	$15.00

Income/(loss) from investment operations:
Net investment loss		(0.10)	(0.09)	(0.12)	(0.20)
Net realized and unrealized gain/(loss) on investments		0.58	0.19	(2.50)	(9.42)

Total from investment operations		0.48	0.10	(2.62)	(9.62)

Net asset value, end of period		$3.34	$2.86	$2.76	$5.38

Total return (b)		16.43%	3.62%	(48.70)%	(64.13)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$54,891	$61,337	$71,303	$185,063
Ratio of operating expenses to average net assets		3.43%	3.75%	3.31%	2.64%
Ratio of net investment loss to average net assets		(3.08)%	(3.43)%	(3.00)%	(2.12)%
Portfolio turnover rate		53%	44%	89%	145%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements		3.53%	3.88%	3.34%	2.70%

(a)	Prior to the close of business on October 31, 2003, the Munder Technology Fund offered Class II Shares, which were converted and/or reclassified as Class C Shares on that date. Class II Shares, which commenced operations on November 16, 1999, were subject to a front-end sales charge of 1.00% and were also subject to a 1.00% CDSC on redemptions of Class II Shares within eighteen months of purchase. The financial highlights for periods prior to October 31, 2003 are for the Class II Shares and reflect the fees and expenses of the Class II Shares.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Annualized.

26

TECHNOLOGY FUND(a) (CLASS K)	Year Ended 6/30/05 Class K	Year Ended 6/30/04(c) Class K	Year Ended 6/30/03(c) Class K	Year Ended 6/30/02(c) Class K	Year Ended 6/30/01(c) Class K
Net asset value, beginning of period		$3.54	$3.39	$6.54	$18.10

Income/(loss) from investment operations:
Net investment loss		(0.09)	(0.08)	(0.11)	(0.14)
Net realized and unrealized gain/(loss) on investments		0.70	0.23	(3.04)	(11.42)

Total from investment operations		0.61	0.15	(3.15)	(11.56)

Net asset value, end of period		$4.15	$3.54	$3.39	$6.54

Total return (b)		17.23%	4.42%	(48.17)%	(63.87)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$40	$175	$641	$9,400
Ratio of operating expenses to average net assets		2.68%	3.00%	2.56%	1.89%
Ratio of net investment loss to average net assets		(2.33)%	(2.68)%	(2.25)%	(1.37)%
Portfolio turnover rate		53%	44%	89%	145%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements		2.78%	3.13%	2.59%	1.95%

(a)	The Munder Technology Fund Class K Shares commenced operations on May 25, 2000.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Annualized.

27

TECHNOLOGY FUND(a) (CLASS Y)	Year Ended 6/30/05 Class Y	Year Ended 6/30/04(c) Class Y	Year Ended 6/30/03(c) Class Y	Year Ended 6/30/02(c) Class Y	Year Ended 6/30/01(c) Class Y
Net asset value, beginning of period		$3.57	$3.41	$6.56	$18.09

Income/(loss) from investment operations:
Net investment loss		(0.09)	(0.08)	(0.10)	(0.13)
Net realized and unrealized gain/(loss) on investments		0.72	0.24	(3.05)	(11.40)

Total from investment operations		0.63	0.16	(3.15)	(11.53)

Less distributions:
Distributions from capital		—	—	—	—

Total distributions		—	—	—	—

Net asset value, end of period		$4.20	$3.57	$3.41	$6.56

Total return (b)		17.65%	4.69%	(48.02)%	(63.74)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$3,444	$2,963	$4,160	$8,939
Ratio of operating expenses to average net assets		2.43%	2.75%	2.31%	1.64%
Ratio of net investment loss to average net assets		(2.08)%	(2.43)%	(2.00)%	(1.12)%
Portfolio turnover rate		53%	44%	89%	145%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements		2.53%	2.88%	2.34%	1.70%

(a)	The Munder Technology Fund Class Y Shares commenced operations on August 26, 1999.
(b)	Total return represents aggregate total return for the period indicated.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Annualized.

28

SHAREHOLDER GUIDE

Dated October 31, 2005

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Class A, B, C, K, R & Y Shares Prospectuses dated October 31, 2005, for each of the Munder Funds.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A, Class B & Class C Shares

All investors are eligible to purchase Class A, Class B or Class C shares.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares. Alternatively, ineligible investors may be issued Class A shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares. Alternatively, ineligible investors may be issued Class A shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-	institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients);
-	trustees and officers of the Munder Funds;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares. Alternatively, ineligible investors may be issued Class A shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, Rl 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by electronic funds transfer (EFT).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.

Investment Minimums

(Class A, B & C Shares)

The minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

If you wish to invest more than $100,000, you should purchase Class A or Class C shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

Investment Minimums (Class Y Shares)

The minimum initial investment by institutional investors is $1 million. Other eligible investors are not subject to any minimum. Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans. There is no minimum for subsequent investments by any investor in Class Y shares.

We reserve the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

We do not assess low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. If the value of multiple accounts registered in the same name exceeds $        , all such accounts may be exempted from the fee. To ensure you receive this exemption you must provide the Funds with all applicable account numbers. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. A contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 60 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency,

savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

-	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-	If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge), provided that such Class A shares are held in an account registered in the same name as the account from which the shares were redeemed. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Equity Funds or the International Bond Fund within 60 days of purchase, we may apply a 2% short-term trading fee upon redemption or exchange based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; shares redeemed as part of a loan from a qualified plan; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; Automatic Investment Plan accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advanced written approval of two officers of the Funds and are reported to the Board of Trustees.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which may be provided separately, but is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds

Attn: Secretary

480 Pierce Street

Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-21294

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds P.O. Box 9701 Providence, Rl 02940-9701

By overnight delivery:	The Munder Funds 101 Sabin Street Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROT1005

THE MUNDER FUNDS

Munder Balanced Fund

Munder Bond Fund

Munder Cash Investment Fund

Munder Healthcare Fund

Munder Index 500 Fund

Munder Intermediate Bond Fund

Munder International Bond Fund

Munder International Equity Fund

Munder Internet Fund (formerly Munder NetNet Fund)

Munder Large-Cap Core Growth Fund (formerly Munder Multi-Season Growth Fund)

Munder Large-Cap Value Fund

Munder Michigan Tax-Free Bond Fund

Munder Micro-Cap Equity Fund

Munder Mid-Cap Core Growth Fund (formerly Munder MidCap Select Fund)

Munder Power Plus Fund®

Munder Real Estate Equity Investment Fund

Munder Small-Cap Value Fund

Munder Small-Mid Cap Fund

Munder Tax-Free Money Market Fund

Munder Tax-Free Short & Intermediate Bond Fund

Munder Technology Fund (formerly Munder Future Technology Fund)

(collectively, the “Funds”)

STATEMENT OF ADDITIONAL INFORMATION

Dated October 31, 2005

This Statement of Additional Information (“SAI”), which has been filed with the Securities and Exchange Commission (“SEC”), provides supplementary information pertaining to all classes of shares representing interests in each of the investment portfolios listed above (“Funds”). The investment advisor for the Funds is Munder Capital Management (“MCM” or “Advisor”). This SAI is not a prospectus, and should be read only in conjunction with the relevant prospectus for the Funds (each a “Prospectus”). The Prospectuses for all of the Funds are dated October 31, 2005. The financial statements for the Funds including the notes thereto, dated June 30, 2005, are incorporated by reference into this SAI from the annual reports of the Funds. A copy of the Prospectuses and annual and semi-annual reports may be obtained free of charge through Funds Distributor, Inc. (“Distributor”), or by calling the Funds at (800) 438-5789.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SAIANNUAL 1005

No person has been authorized to give any information or to make any representations not contained in this SAI or in each Prospectus in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectuses do not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

FUND HISTORY AND GENERAL INFORMATION

The following investment companies and their portfolios are described in this SAI:

Munder Series Trust (“MST”)

Munder Balanced Fund (“Balanced Fund”)

Munder Bond Fund (“Bond Fund”)

Munder Cash Investment Fund (“Cash Investment Fund”)

Munder Technology Fund (“Technology Fund”)

Munder Index 500 Fund (“Index 500 Fund”)

Munder Intermediate Bond Fund (“Intermediate Bond Fund”)

Munder International Bond Fund (“International Bond Fund”)

Munder International Equity Fund (“International Equity Fund”)

Munder Large-Cap Value Fund (“Large-Cap Value Fund”)

Munder Michigan Tax-Free Bond Fund (“Michigan Tax-Free Bond Fund”)

Munder Micro-Cap Equity Fund (“Micro-Cap Equity Fund”)

Munder Mid-Cap Core Growth Fund (“Mid-Cap Core Growth Fund”)

Munder Large-Cap Core Growth Fund (“Large-Cap Core Growth Fund”)

Munder Internet Fund (“Internet Fund”)

Munder Power Plus Fund (“Power Plus Fund”)

Munder Real Estate Equity Investment Fund (“Real Estate Equity Investment Fund”)

Munder Small-Cap Value Fund (“Small-Cap Value Fund”)

Munder Small-Mid Cap Fund (“Small-Mid Cap Fund”)

Munder Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)

Munder	Tax-Free Short & Intermediate Bond Fund (“Tax-Free Short & Intermediate Bond Fund”)

Munder Series Trust II (“MST II”)

Munder Healthcare Fund (“Healthcare Fund”)

MST and MST II are each open-end management investment companies that make up The Munder Funds family of mutual funds. MST was organized as a Delaware statutory trust on January 31, 2003. MST II (formerly known as the Munder Framlington Funds Trust) was organized as a Massachusetts business trust on October 30, 1996. Each of the Funds is a diversified mutual fund, except the Technology Fund and the International Bond Fund. Prior to June 13, 2003, each of the Funds of MST were series of The Munder Funds, Inc. (“MFI”), MST II or The Munder Funds Trust (“MFT”). On June 13, 2003, each of the portfolios of MFI (except Technology Fund, Micro-Cap Equity Fund, Internet Fund and Power Plus Fund), each of the portfolios of MFT and each of the portfolios of MST II (except Healthcare Fund) were reorganized as separate series of MST. On April 30, 2003 and May 15, 2003, each of the portfolios of St. Clair Funds, Inc. (“St. Clair”) were also reorganized as separate series of MST and are offered in separate prospectuses and SAIs. On October 30, 2003, the Technology Fund, Micro-Cap Equity Fund, Internet Fund and Power Plus Fund, the remaining portfolios of MFI, were reorganized as separate series of MST. The portfolios of St. Clair, MFI, MFT and MST II that were reorganized into series of MST are referred to in this SAI together as the “Predecessor Funds.”

The following is the listing of all name changes for the Funds: Technology Fund (formerly known as Future Technology Fund); Internet Fund (formerly know as NetNet Fund); Large-Cap Core Growth Fund (formerly known as Multi-Season Growth Fund); Mid-Cap Core Growth Fund (formerly known as MidCap Select Fund, formerly known as Growth Opportunities Fund); Large-Cap Value Fund (formerly known as the Equity Income Fund, formerly known as Growth & Income Fund, formerly known as Income Stock Fund); Cash Investment Fund (formerly known as Money Market Fund); Index 500 Fund (formerly known as Indexed Stock Fund); International Equity Fund (formerly known as International Stock Fund); Tax-Free Short & Intermediate Bond Fund (formerly known as Tax-Free Short-Intermediate Bond Fund, formerly known as Tax-Free Intermediate Bond Fund); Michigan Tax-Free Bond Fund (formerly known as Michigan Triple Tax-Free Bond Fund); and Healthcare Fund (formerly known as Framlington Healthcare Fund);. The Tax-Free Short & Intermediate Bond Fund originally commenced operations on February 9, 1987 under the name St. Clair Tax-Free Intermediate Bond Fund as a separate portfolio of the St. Clair Tax-Free Fund, Inc. On November 20, 1992, the St. Clair Tax-Free Intermediate Bond Fund was reorganized as the Ambassador Tax-Free Intermediate Bond Fund.

As stated in each Prospectus, the investment advisor of each Fund is Munder Capital Management, a Delaware general partnership. The principal partners of the Advisor are Munder Group LLC, WAM Holdings, Inc. (“WAM”) and WAM Holdings II, Inc. (“WAM II”). WAM and WAM II are indirect, wholly-owned subsidiaries of Comerica Incorporated (“Comerica”) which owns or controls approximately [95% (86%] on a fully diluted basis) of the partnership interests in the Advisor.

Capitalized terms used in this SAI and not otherwise defined have the same meanings as are given to them in each Prospectus.

FUND INVESTMENTS

The following supplements the information contained in each Prospectus concerning the investment objectives and policies of each of the Funds. Each Fund’s investment objective or goal is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund’s outstanding shares. The Tax-Free Short & Intermediate Bond Fund and the Tax-Free Money Market Fund each have a fundamental policy to invest, under normal circumstances, at least 80% of its respective assets in securities, the interest from which is exempt from regular Federal income tax. The Michigan Tax-Free Bond Fund has a fundamental policy to invest at least 80% of its assets in securities, the interest from which is exempt from Federal income tax and Michigan state income tax. All other investment policies, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Boards of Trustees (“Board”) without the authorization of the Fund’s shareholders. Certain investment strategies for Funds whose name implies a specific type of investment may not be changed without 60 days’ prior notice to shareholders. There can be no assurance that any Fund will achieve its objective or goal.

A description of the applicable credit ratings is set forth in Appendix A to this SAI.

For purposes of this SAI, Technology Fund, Healthcare Fund, Index 500 Fund, International Equity Fund, Large-Cap Value Fund, Micro-Cap Equity Fund, Mid-Cap Core Growth Fund, Large-Cap Core Growth Fund, Internet Fund, Power Plus Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund and Small-Mid Cap Fund are referred to as the “Equity Funds”; the Bond Fund and Intermediate Bond Fund are referred to as the “Bond Funds”; the Michigan Tax-Free Bond Fund and Tax-Free Short & Intermediate Bond Fund are referred to as the “Tax-Free Bond Funds”; and Cash Investment Fund and Tax-Free Money Market Fund are referred to as the “Money Market Funds.” In addition, any references to investment limitations or permissible investments for the Bond Funds or the Equity Funds will also apply to the Balanced Fund.

Asset-Backed Securities. The Bond Funds, the International Bond Fund, and the Cash Investment Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments that, in the case of mortgages, have maximum maturities of forty years. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the securities as the result of unscheduled principal payments and prepayments. The rate of such prepayments, and hence the life of the certificates, will be primarily a function of current interest rates and current conditions in the relevant markets. Because of these and other reasons, an asset-backed security’s total return may be difficult to predict precisely.

Bank Obligations. Each of the Funds may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers’ acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Funds will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by a Fund (other than the Money Market Funds) in (i) obligations of domestic banks and (ii) obligations of foreign banks and foreign branches of domestic banks each will not exceed 25% of the Fund’s total assets at the time of investment.

Non-domestic bank obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States. Although a Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

Borrowing. Each Fund is authorized to borrow money in amounts up to 5% of the value of its assets at the time of such borrowings for temporary purposes, and may borrow up to 33  1/3% of its assets to meet redemption requests. Borrowing may be unsecured. The Investment Company Act of 1940, as amended (“1940 Act”), requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund.

Commercial Paper. Each Fund (other than a Money Market Fund) may invest in commercial paper (i.e., short term promissory notes issued by corporations) of issuers rated, at the time of purchase, in one of the two highest rating categories by at least one nationally-recognized statistical rating organization (“NRSRO”), such as Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. (“S&P®”) or Fitch Ratings, Inc. (“Fitch”). Investments by each of the Money Market Funds will consist of issuers rated, at the time, in one of the two highest rating categories by an NRSRO if rated by only one NRSRO, or by two NRSROs if rated by more than one NRSRO. In addition, each of the Funds may acquire commercial paper and corporate bonds of issuers that are not rated but are determined by the Advisor, as the case may be, at the time of purchase to be of comparable quality to instruments of issuers that may be acquired by such Fund as previously described.

Depositary Receipts and New York Registered Shares. Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. Generally, investors may pay a fee to convert depositary receipts to the home-market shares.

To the extent a Fund may invest in foreign securities (see below), it may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or New York Registered Shares (“NYRs”). ADRs are traded in U.S. dollars on U.S. exchanges or over-the-counter, are typically issued by a U.S. bank or trust company, and evidence ownership of underlying foreign securities. Certain institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. Investments in these types of securities involve similar risks to investments in foreign securities. The Funds may also invest in Holding Company Depositary Receipts (“HOLDRs”), which trade on the American Stock Exchange, and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks.

Generally, foreign security depositary receipts in registered form are designed for use in the U.S. securities market and foreign security depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts in which each of the Funds may invest are typically denominated in U.S. dollars, but may be denominated in other currencies. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts evidencing ownership of a foreign corporation also involve the risks of other investments in foreign securities. For purposes of each of the Fund’s investment policies, a Fund’s investments in depositary receipts will be deemed to be investments in the underlying securities.

Unlike depositary receipts of foreign companies, NYRs are not receipts backed by the home market security, but represent dollar-denominated direct claims on the issuing company’s capital. Investment in NYRs, therefore, involves similar risks to investing directly in other types of foreign securities. Like depositary receipts, however, investors may pay a fee to convert to the home-market shares.

Exchange Traded Funds (“ETFs”). ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also the description of Investment Company Securities).

Foreign Securities. Each Equity Fund (except the Healthcare Fund, the International Equity Fund, the Power Plus Fund and the Real Estate Equity Investment Fund), each Bond Fund, the Balanced Fund and the Cash Investment Fund may invest up to 25% of its assets in foreign securities. The Real Estate Equity Investment Fund may not invest in foreign securities. Each Tax-Free Bond Fund may invest up to 10% of its assets in foreign securities. Under normal circumstances, the International Equity Fund and the International Bond Fund will each invest at least 80% of its assets in securities of issuers located in at least three countries other than the United States. There is no limit on the Healthcare Fund’s or the Power Plus Fund’s investments in foreign securities. The foreign securities in which each of the Technology Fund and the Large-Cap Core Growth Fund will generally invest are depositary receipts listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

The International Bond Fund will primarily invest in foreign debt obligations denominated in foreign currencies, which are issued by foreign governments and government agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (as defined below); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. For the purposes of the International Bond Fund’s policy to invest at least 80% of its assets in the securities of issuers in at least three foreign countries, the securities described in this paragraph are considered securities of an issuer in a foreign country.

Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened in emerging market countries and Eastern European countries.

Investments in companies in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, in some cases, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries.

Investments in emerging market countries may involve risks of nationalization, expropriation and confiscatory taxation. The governments of a number of emerging market countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in most emerging market countries. Finally, even though certain emerging market currencies may be convertible into United States dollars, the conversion rates may be artificial rather than reflecting their actual market values and may be adverse to a Fund.

In connection with the purchase or sale of securities denominated in foreign currencies, the Advisor endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Advisor will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund’s investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, each of the Equity Funds (excluding the Real Estate Equity Investment Fund), the Balanced Fund, the Bond Funds and the International Bond Fund is authorized, but is not required, to enter into forward foreign currency exchange contracts (“forward currency contracts”) and spot currency contracts (“spot contracts”). Spot contracts involve the purchase of foreign currency at the current rate, typically in an effort to facilitate transactions in foreign securities. Forward currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Neither forward currency contracts nor spot contracts eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of currency exchange for a future point in time or purchase currency at a particular point in time.

When the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may, but is not obligated to, enter into a forward currency contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, a Fund may enter into a forward currency contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. In addition, while forward currency contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency. A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars.

When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

At the maturity of a forward currency contract to sell a currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in offsetting transactions, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Cash or liquid securities equal to the amount of a Fund’s assets that could be required to consummate forward currency contracts will be segregated on the records of the Fund’s custodian except to the extent the contracts are otherwise “covered.” For the purpose of determining the adequacy of the segregated securities, the segregated securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be segregated daily so that the value of the segregated securities will equal the amount of such commitments by the Fund. A forward currency contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward currency contract (or call option) permitting a Fund to buy the same currency at a price no higher than a Fund’s price to sell the currency. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or put option) permitting a Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency.

Futures Contracts and Related Options. The Equity Funds, the Balanced Fund, the Bond Funds, the International Bond Fund and the Tax-Free Bond Funds may purchase and sell futures contracts on interest-bearing securities or securities indices, and may purchase and sell call and put options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this SAI.

Guaranteed Investment Contracts. The Bond Funds, the International Bond Fund and the Cash Investment Fund may make limited investments in guaranteed investment contracts (“GICs”) issued by U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits the Fund on a monthly basis with interest that is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. A Fund will only purchase GICs from insurance companies that, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the Fund’s limitation on illiquid investments.

Illiquid Securities. Each of the Equity Funds, the Balanced Fund, the Bond Funds, the International Bond Fund and the Tax-Free Bond Funds may invest up to 15%, and each of the Money Market Funds may invest up to 10%, of the value of its net assets (determined at time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

Illiquid securities generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (“1933 Act”). This includes restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”)and commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”).

Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. The Advisor, as the case may be, will determine the liquidity of such investments pursuant to guidelines established by the Board. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Interest Rate Swap Transactions. Each of the Bond Funds and the International Bond Fund may enter into interest rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return. Interest rate swap transactions involve the exchange by a Fund with another party of its commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Typically, the parties with which the Funds will enter into interest rate swap transactions will be brokers, dealers or other financial institutions known as “counterparties.” Certain Federal income tax requirements may, however, limit the Funds’ ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders of the Funds will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

Each of the Funds’ obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Each of the Funds’ obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Accrued but unpaid net amounts owed to a swap counterparty will be covered by designating cash, U.S. Government securities or other high-grade liquid securities on the books of the Fund’s custodian, to avoid any potential leveraging of a Fund’s portfolio.

The Funds will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated in one of the highest four rating categories by at least one NRSRO or is believed by the Advisor to be equivalent to that rating. If the other party to a transaction defaults, the Funds will have contractual remedies pursuant to the agreements related to the transactions.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of each of the Funds would be lower than it would have been if interest rate swaps were not used. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid in comparison with other similar instruments traded in the interbank market. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Investment Company Securities. Each of the Funds may invest in securities issued by other investment companies. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Except as described in the following paragraph, each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement.

For hedging or other purposes, each of the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds (“ETFs”) are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares. Pursuant to an order issued by the SEC to the iShares Trust, et. al. (“SEC Order”), and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC Order, as it may be amended, and any other applicable investment limitations.

Lending of Portfolio Securities. To enhance the return on its portfolio, each Fund may lend up to 33  1/3% of its total assets (25% in the case of the Technology Fund, Healthcare Fund, Micro-Cap Equity Fund, Internet Fund and Power Plus Fund) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.

Each Fund has a right to call a loan and have the securities on loan returned at any time. The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Advisor will call a loan in anticipation of any important vote.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

The Board has appointed a securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Board reviews and approves this list annually. The Funds will only enter into loan arrangements with borrowers on the approved list.

Lower-Rated Debt Securities. Each of the Funds (other than the Money Market Funds and Index 500 Fund) may invest not more than 5% of its total assets in debt securities that are rated below investment grade by S&P, Moody’s or Fitch, or in comparable unrated securities. The Money Market Funds and the Index 500 Fund may not invest in such securities. Such securities are also known as junk bonds. The yields on lower-rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in each Fund’s portfolio, with a commensurate effect on the value of each of the Fund’s shares. Therefore, an investment in the Funds should not be considered as a complete investment program and may not be appropriate for all investors.

While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower-rated debt and comparable unrated securities may diminish each of the Fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Funds may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Funds. A description of applicable credit ratings is set forth in Appendix A of this SAI.

Mortgage-Backed Securities. The Bond Funds, the International Bond Fund and the Money Market Funds may purchase mortgage-backed securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue.

Mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA.

Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The average life of mortgage-backed securities varies with the maturities of the underlying instruments which in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current interest rates and current conditions in the relevant housing markets. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in the periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, a mortgage-backed security’s total return may be difficult to predict precisely. When a Fund purchases mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

Municipal Obligations. Each of the Tax-Free Bond Funds and the Tax-Free Money Market Fund invests, under normal circumstances, at least 80% of its assets in securities, the interest from which is exempt from regular Federal income tax, and, in the case of the Michigan Tax-Free Bond Fund, exempt from Michigan state income tax.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax and/or Michigan state income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor’s Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Funds cannot predict what legislation, if any, may be proposed in Congress or in the Michigan state legislature in the future as regards the Federal or state income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of municipal obligations for investment by the Tax-Free Bond Funds and the Tax-Free Money Market Fund and the liquidity and value of such Funds. In such an event, the Board would reevaluate the Fund’s investment objective and policies and consider changes in its structure or possible dissolution.

The Cash Investment Fund may, when deemed appropriate by the Advisor in light of the Fund’s investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. The Cash Investment Fund does not expect to invest more than 5% of its net assets in such municipal obligations during the current fiscal year.

Options. Each of the Equity Funds, the Balanced Fund, the Bond Funds, the International Bond Fund and Tax-Free Bond Funds may write or buy put and call options, but will primarily write covered call options, purchase put options on securities held by the applicable Fund, or otherwise engage in options transactions that do not leverage the Fund. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options’ trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For additional information concerning options and the risks associated with options and options on foreign currencies, see Appendix B of this SAI.

Real Estate Securities. The Real Estate Equity Investment Fund may invest without limit in shares of real estate investment trusts (“REITs”). The Equity Funds and the Balanced Fund may also invest in REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of it taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements. Each of the Funds may agree to purchase securities from financial institutions or broker-dealers deemed creditworthy by the Advisor, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price (“repurchase agreements”). The resale price under a repurchase agreement is generally equal to the price paid by a Fund, plus interest negotiated on the basis of then-current short-term rates (which may be more or less than the rate on the underlying securities). Repurchase agreements are typically entered into for periods of one week or less.

The Advisor will review and continuously monitor the creditworthiness of each approved seller, and will require each of a Fund’s repurchase agreements to be fully collateralized at all times with high-quality, liquid assets maintained by the seller in a segregated account. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating certain collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, obtaining rights to sell the collateral may be delayed or limited and a loss may be incurred, except with respect to repurchase agreements secured by U.S. Government securities. With respect to the Money Market Funds, the securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided that the repurchase agreement itself matures in 397 days or less.

Securities subject to repurchase agreements will be held, as applicable, by the Funds’ custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain cash, U.S. Government securities or other liquid securities designated on the books of the Fund or the Fund’s custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Rights and Warrants. The Equity Funds and the Balanced Fund may purchase common stock rights and warrants separately or may receive them as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set time period. Subscription rights normally have a short life span to expiration.

At the time of issuance, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Stand-by Commitments. The Balanced Fund, the Cash Investment Fund, the Tax-Free Bond Funds and Tax-Free Money Market Fund may each enter into stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Fund’s option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a

Fund will not exceed ½ of 1% of the value of such Fund’s total assets calculated immediately after each stand-by commitment is acquired.

The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor’s opinion, present minimal credit risks. The Tax-Free Bond Funds and the Tax-Free Money Market Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation of the underlying municipal obligation. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Stock Index Futures, Options on Stock and Bond Indices and Options on Stock and Bond Index Futures Contracts. The Equity Funds, the Balanced Fund, the Bond Funds and the Tax-Free Bond Funds may purchase and sell stock index futures, options on stock and bond indices and options on stock and bond index futures contracts as a hedge against movements in the equity and bond markets. The International Bond Fund may purchase and sell options on bond index futures contracts as a hedge against movements in the bond markets.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Options on stock and bond indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock or bond indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

If the Advisor expects general stock or bond market prices to rise, it might purchase a stock index futures contract, or a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the relevant Fund’s futures contract or index option resulting from the increase in the index. If, on the other hand, the Advisor expects general stock or bond market prices to decline, it might sell a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the relevant Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract or put option.

The Equity Funds, the Balanced Fund, the Bond Funds and the Michigan Tax-Free Bond Funds may purchase and write call and put options on stock index futures contracts and each such Fund and the International Bond Fund may purchase and write call and put options on bond index futures contracts. Each such Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, such Funds may purchase put options or write call options on stock and bond index futures (only bond index futures in the case of the International Bond Fund), rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock or bond index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase.

In connection with transactions in stock or bond index futures, stock or bond index options and options on stock or bond index futures, the Funds may be required to deposit “initial margin” with the broker. Initial margin deposits are typically based on a percentage of the contract’s value. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the option or futures contract. No Fund may at any time commit more than 5% of its total assets to initial margin deposits on futures contracts, index options and options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this SAI.

Stripped Securities. The Balanced Fund, the Bond Funds, the International Bond Fund and the Money Market Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a single future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax and securities purposes. The Funds are not aware of any binding legislative, judicial or administrative authority on this issue.

Only instruments that are stripped by the issuing agency will be considered U.S. Government obligations. Securities that are stripped by their holder do not qualify as U.S. Government obligations.

The U.S. Treasury Department facilitates transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Certain types of stripped securities will normally be considered illiquid instruments and will be acquired subject to the limitation on illiquid investments unless determined to be liquid under guidelines established by the Board.

In addition, the Balanced Fund, the Bond Funds and the Money Market Funds may invest in stripped mortgage-backed securities (“SMBS”), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).

The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

Yields on SMBS will be extremely sensitive to the prepayment experience of the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that a Fund may not fully recover its initial investment.

The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s net asset value per share.

Supranational Bank Obligations. Each of the Balanced Fund, the Bond Funds, the International Bond Fund and the Money Market Funds may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations. Each of the Funds may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the FNMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of FHLMC and the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Funds include without limitation U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small

Business Administration, FNMA, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years. A portion of the U.S. Treasury securities purchased by the Money Market Funds may be “zero coupon” Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current Federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Certain banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Money Market Funds will not purchase any such receipts or certificates representing stripped corpus or coupon interests in U.S. Treasury securities sold by banks and brokerage firms. The Money Market Funds will only purchase zero coupon Treasury securities that have been stripped by the Federal Reserve Bank. See “Stripped Securities” above for more information on these types of securities.

Variable Amount Master Demand Notes. Each of the Funds may purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Money Market Funds may invest in variable amount master demand notes only when the Advisor deems the investment to involve minimal credit risks.

Variable or Floating Rate Instruments. Debt instruments in which the Funds invest may be structured to have variable or floating interest rates. Variable or floating rate obligations purchased by a

Fund may have stated maturities in excess of a Fund’s maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Money Market Funds will invest in variable and floating rate instruments only when the Advisor deems the investment to involve minimal credit risk.

The absence of an active secondary market for certain variable or floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaulted or during periods that a Fund is not entitled to exercise its demand rights.

Variable or floating rate securities held by a Fund will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

In determining average weighted portfolio maturity of a Fund, short-term variable or floating rate securities are deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “short-term” with respect to a security means that the principal amount, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less.

In determining average weighted portfolio maturity of a Fund, long-term variable or floating rate securities are deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “long-term” with respect to a security means that the principal amount of the security is scheduled to be paid in more than 397 days.

Variable or floating rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next interest rate readjustment.

When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit a Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

When a Fund agrees to purchase securities on a when-issued or forward commitment basis, a Fund will designate cash or liquid portfolio securities equal to the amount of the commitment. Normally, a Fund will designate portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to designate additional assets in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. It may be expected that the market value of the Fund’s net assets will fluctuate to a greater degree when it designates portfolio securities to cover such purchase commitments than when it designates cash. Because a Fund’s liquidity and ability to manage its portfolio might be affected when it designates cash or portfolio securities to cover such purchase commitments, the Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund’s total assets absent unusual circumstances.

A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P®, Moody’s, Fitch and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

In addition, the Cash Investment Fund will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer. Each of the Cash Investment Fund and Tax-Free Money Market Fund intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund’s total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer rated in the highest rating category by an NRSRO for a period of up to three business days. Unrated and certain single rated securities (other than U.S. Government securities) may be purchased by the Money Market Funds, but are subject to a determination by the Advisor, in accordance with procedures established by the Board, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

Subsequent to its purchase by a Fund, an unrated security may be rated, a rated security may cease to be rated, or a rated security’s rating may be reduced. The Board or the Advisor pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

Disclosure of Portfolio Holdings. The Board has adopted policies regarding disclosure of the Munder Funds’ portfolio holdings information. These policies generally prohibit MCM and the Munder Funds from disclosing any information concerning the Munder Funds’ portfolio holdings to any third party earlier than the day next following the day on which the information is publicly disclosed.

The Funds publicly disclose a complete uncertified list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month. The Funds may also publicly disclose other information from which a Fund’s specific portfolio holdings could be derived as of the end of each calendar month not earlier than 15 days after the end of such month. This other information may include the Funds’ top ten holdings, sector information and other identifiable holdings information. Each Fund may choose to publish its portfolio holdings and other identifiable holdings information less frequently or not at all, except to the extent required to be disclosed by applicable law. Each Fund will make its portfolio holdings information available to the general public on the Munder Funds website (www.munder.com).

Prior to the time that a Fund’s portfolio holdings information is publicly disclosed, MCM and/or the Funds may disclose any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:

Service providers. MCM and/or the Funds may disclose portfolio holdings information to the Funds’ primary service providers (i.e., the Funds’ adviser, custodian, distributor, fund accountant, administrator, sub-administrator, independent public accountants, and external legal counsel) and to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information, and providers of printing and/or regulatory filing services) who need access to such information to perform services for the benefit of the Funds. Portfolio holdings information will be disclosed to a service provider to the extent and as frequently as necessary to allow such service provider to perform its duties and responsibilities which may be immediate with no lag time. The service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. The Funds’ current primary service providers are MCM, State Street Bank and Trust, Funds Distributor, Inc., PFPC Inc., Ernst &Young LLP, Dechert LLP, and Morgan Lewis & Bockius LLP. Other service providers who routinely receive portfolio holdings information from the Funds include Institutional Shareholder Services, FT Interactive, Reuters, Thomsen Financial/ILX, R.R. Donnelley, Bowne & Co., as well as various broker-dealers with whom MCM places trades for the Funds or who provide pricing information.

Comerica Bank and Affiliates. MCM may disclose portfolio holdings information to Comerica Bank (which is the majority owner of MCM) and its affiliates. MCM will disclose portfolio holdings information to Comerica Bank prior to public disclosure only if MCM believes there is no reasonable potential for abuse by such disclosure and (1) such disclosure is related to the corporate oversight of MCM by authorized Comerica employees or agents such as senior officers, auditors (both internal and external) and attorneys, or (2) such disclosure is required to comply with legal or regulatory reporting requirements.

Other. MCM or the Funds may disclose portfolio holdings information to other individuals or entities but only if the following conditions have been met: (1) a written request for disclosure prior to public dissemination must be submitted to and approved in writing by either the President or a Vice President of the Munder Funds and MCM’s Legal Department; (2) the

President or a Vice President of the Munder Funds and MCM’s Legal Department must determine that the requested disclosure would serve a legitimate business purpose of the Funds and is in the best interests of a Fund and its shareholders; (3) the portfolio holdings information must be disclosed pursuant to the terms of a written confidentiality agreement between the recipient and a Fund, unless such disclosure is otherwise required by applicable law; and (4) none of the Munder Funds, the Munder Funds’ investment advisers, or their affiliates may receive compensation or other consideration in connection with an arrangement to make available information about the Fund’s portfolio holdings. In determining whether the requested disclosure is in the best interest of Fund shareholders, the President or Vice President of the Munder Funds, as applicable, and MCM’s Legal Department will take into consideration the likelihood that, and the extent to which, the disclosure of such information may be used in a harmful or abusive manner by the recipient. In the event of a conflict between the interests of the Munder Funds and their shareholders, on the one hand, and those of MCM, the Munder Funds’ principal underwriter, or any affiliated person of the Munder Funds, MCM or the Munder Funds’ principal underwriter, on the other hand, the conflict shall be resolved in favor of the interests of the Munder Funds and their shareholders.

The types of individuals or entities to whom MCM or the Funds might disclose portfolio holdings information prior to public disclosure pursuant to the preceding paragraph could include mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses. These services and departments regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. This is not meant to be an exclusive list and MCM and/or the Funds may disclose portfolio holdings to other types of third parties in compliance with the preceding paragraph.

The terms of the confidentiality agreement generally provide for, among other things, that (1) the portfolio holding information is the confidential property of the Munder Funds and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (2) the recipient agrees to limit access to the portfolio holdings information to its employees (and agents) who, on a need to know basis, (a) are authorized to have access to the portfolio holdings information and (b) are subject to confidentiality obligations, including a duty not to trade on non-public information; and (3) the recipient does not distribute the portfolio holdings or result of the analysis to third parties, other departments or person who are likely to use the information for purposes of purchasing or selling the Munder Funds prior to the day next following the public disclosure of such portfolio holdings information.

Portfolio managers, analysts and other senior officers or spokespersons of MCM or the Munder Funds are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed. MCM may periodically distribute lists of portfolio holdings held by the Munder Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. The information on such lists shall be as of month end and will not be distributed until the day next following the public disclosure of the portfolio holdings.

The Board or MCM may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Munder Funds’ policies. The policies may not be waived, nor may exceptions be made without the approval of MCM’s Legal

Department. All waivers and exceptions will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board for approval or ratification.

RISK FACTORS AND SPECIAL CONSIDERATIONS - INDEX 500 FUND

Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. Index funds such as the Index 500 Fund are not managed in this manner. Instead, with the aid of a computer program, the Advisor purchases and sells securities for the Index 500 Fund in an attempt to produce investment results that substantially duplicate the investment composition and performance of the Index Fund’s corresponding index, taking into account redemptions, sales of additional Fund shares, and other adjustments as described below.

The Index 500 Fund generally expects to hold all of the stocks included in the relevant corresponding index on the basis of each stock’s weighted capitalization in such index. The Advisor does not intend to screen securities for investment by the Fund by traditional methods of financial and market analysis; however the Advisor may remove stocks of companies which exhibit extreme financial distress or which may impair for any reason the Fund’s ability to achieve its investment objective. If an issuer drops in ranking, or is eliminated entirely from the Index 500 Fund’s corresponding index, the Advisor may be required to sell some or all of the common stock of such issuer then held by the Fund. Such sales of portfolio securities may be made at times when, if the Advisor were not required to effect purchases and sales of portfolio securities in accordance with the corresponding index, the securities might not be sold. These sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Advisor were not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, the institution against an issuer of potentially materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer’s future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the corresponding index.

Redemptions of a substantial number of shares of the Index 500 Fund could reduce the number of issuers represented in the Index 500 Fund’s investment portfolio, increase trading costs and/or increase hedging activities (such as the purchase or sale of options on indices or futures contracts), which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the corresponding index.

While the Index 500 Fund will invest primarily in the common stocks that constitute its corresponding index in accordance with the relative capitalization as described above, it is possible that the Index 500 Fund will from time to time receive, as part of a “spin-off” or other corporate reorganization of an issuer included in a corresponding index, securities that are themselves outside the corresponding index. Such securities will be disposed of by the Index 500 Fund in due course consistent with the Fund’s investment objective.

The Index 500 Fund may also purchase put and call options on the applicable S&P® index that are traded on national securities exchanges. In addition, the Index 500 Fund may enter into transactions involving futures contracts (and futures options) on these two stock indices and may purchase securities of other investment companies that are structured to seek a similar correlation to the applicable S&P® index. These transactions are effected in an effort to have fuller exposure to price movements in the S&P® index pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions. Transactions in option and stock index futures contracts may be desirable to hedge against a price movement in the S&P® index at times when the Index 500 Fund is not fully invested in stocks that are included in the S&P® index. For example, by purchasing a futures contract, the Index 500 Fund may be able to reduce the potential that cash inflows will disrupt its ability to track the S&P® index, since the futures contracts may serve as a temporary substitute for stocks which may then be purchased in an orderly fashion. Similarly, because futures contracts only require a small initial margin deposit, the Index 500 Fund may be able, as an effective matter, to be fully invested in the S&P® index while keeping a cash reserve to meet potential redemptions. See Appendix B to this SAI.

The Index 500 Fund is not sponsored, endorsed, sold or promoted by the S&P®. S&P® makes no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P® 500 to trace general stock market performance. S&P®’s only relationship to the Funds is the licensing of certain trademarks and trade names of S&P® and of the applicable index which is determined, composed and calculated by S&P® without regard to the Funds or the Index 500 Fund in particular. S&P® has no obligation to take the needs of the Index 500 Fund or the owners of the Index 500 Fund into consideration in determining, composing or calculating the index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

S&P® does not guarantee the accuracy and/or the completeness of the index or any data included therein and S&P® shall have no liability for any errors, omissions, or interruptions therein. S&P® makes no warranty, express or implied, as to results to be obtained by the Index 500 Fund, owners of the Index 500 Fund, or any other person or entity from the use of the index or any data included therein. S&P® makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall S&P® have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

RISK FACTORS AND SPECIAL CONSIDERATIONS – MICHIGAN TAX-FREE BOND FUND AND TAX-FREE SHORT & INTERMEDIATE BOND FUND

The information set forth below is derived in substantial part from the official statements prepared in connection with the issuance of Michigan municipal bonds and similar obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (the “State”). The Funds have not independently verified this information. The State of Michigan Comprehensive Annual Financial Reports prepared by the State’s Department of Management and Budget for fiscal years ended September 30, 2003 and 2004 may be found at www.michigan.gov/budget. The State of Michigan, Executive Budget of the Governor, Fiscal Year 2004-05 contains a discussion of recommended expenditures and revenues for fiscal year 2004-05. It also contains an economic forecast. Copies of the applicable budgetary and appropriation documents and executive orders relating to the budget may also be found at www.michigan.gov/budget.

The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes (further limited to 15% of undedicated revenues received during the prior fiscal year), short and long-term debt for the purpose of making loans to school districts and long-term debt for voter approved purposes.

Expenditures are not permitted by the State Constitution to exceed available revenues. The State’s Constitution also directs or restricts the use of certain revenues. The State Constitution requires that the Governor, with the approval of the appropriating committees of the State House and Senate, reduce expenditures whenever it appears that the actual revenues will be less than the originally projected revenues upon which the budget was based. By statute, any recommendation for the reduction of expenditures must be approved or disapproved by a majority of the members of the appropriating committees of the House and Senate within ten days after the recommendation is made. No reduction can be made without approval from both committees and in the event of disapproval, the Governor may within 30 days submit a new recommendation for expenditure reductions to the committees for their approval or disapproval.

The State finances its operations through the State’s General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the special revenue funds. General Fund revenues are obtained approximately 49% from the payment of State taxes and 51% from federal and non-tax revenue sources. Tax revenues credited to the General Fund include portions of collections from the personal income tax, the single business tax, use tax, sales tax and various other taxes.

The State’s Constitution also limits the amount of total State revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 personal income. If any fiscal year revenues exceed the revenue limitation by 1% or more, the entire amount of such excess shall be rebated in the following fiscal year’s personal income tax or single business tax. Any excess of less than 1% may be transferred to the State’s Budget Stabilization Fund. The State may raise taxes in excess of the limit in emergency situations, when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

In 1977, the State enacted legislation which created the Counter-Cyclical Budget and Economic Stabilization Fund, commonly known as the Budget Stabilization Fund (“BSF”), to accumulate balances during years of significant economic growth for utilization in years when the State’s economy experiences cyclical downturns or unforeseen fiscal emergencies. Calculated on an accrual basis, the unreserved ending accrued balance of the BSF was $1,264.4 million on September 30, 2000, $994.2 million on September 30, 2001, $145.2 million on September 30, 2002, $-0- on September 30, 2003 and $81.3 million on September 30, 2004.

In 1999, legislation was passed completely phasing out the single business tax (“SBT”). Effective January 1, 1999, the SBT rate was reduced from 2.3% to 2.2% and was to be reduced annually by 0.1% each January 1 until the tax was completely eliminated. The 1999 legislation also replaced the SBT’s capital acquisition deduction with an investment tax credit. The annual reduction does not occur if the BSF balance for the prior fiscal year is $250 million or less. SBT rate reductions will cease until the BSF fiscal year ending balance returns to a level above $250 million. The BSF balance fell below the $250 million threshold at the end of the State’s 2002 fiscal year. As a result, the SBT did not fall on January 1, 2003 and will remain at its current rate of 1.9% until the BSF balance goes back above $250 million. However, pursuant to legislation enacted in the summer of 2002, the SBT is repealed for tax years beginning after December 31, 2009.

Property tax and school finance reform measures enacted in 1993 substantially cut local school property taxes and raised additional State revenues to replace most of the property tax cut. A constitutional amendment approved by the voters in March 1994, increased the State sales and use tax from 4% to 6%, limited the ability of local school districts to levy taxes, and limited assessment increases for each parcel of property to the lesser of 5% or the rate of inflation (until sold or transferred at which time its taxable value is adjusted to 50% of true cash value). Companion legislation increased the cigarette tax $.25 to $.75 per pack and imposed an additional tax of 16% of the wholesale price on certain other tobacco products, imposed a State real estate transfer tax of 0.75% and a 6-mill State property tax (reduced by law to 5 mills for 2003 only) and cut the State’s income tax rate from 4.6% to 4.4%. These measures shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These new State revenues are included within the State’s constitutional revenue limitations and may impact the State’s ability to raise additional revenues in the future. Pursuant to legislation effective August 1, 2002, Michigan’s cigarette tax was raised from $0.75 per pack to $1.25 per pack. Michigan’s cigarette tax was raised from $1.25 per pack to $2.00 per pack effective July 1, 2004. The tax on other tobacco products was also raised to 32% of the wholesale price, effective July 1, 2004. For fiscal year 2005, Michigan’s tobacco taxes are distributed 42.9% to the Medicaid Benefits Trust, 10.1% to the General Fund, and 40.5% to the School Aid Fund, with the remainder divided between various health programs and local units of government. For fiscal years after 2005, the portion of tobacco taxes earmarked for the General Fund will increase to approximately 20% while the portion earmarked to Medicaid will decrease to approximately 33%.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under State taxes. The State is also a party to various legal proceedings which, if resolved in the State’s favor, would result in contingency gains to the State’s General Fund balance, but without material effect upon such fund balance. Although the ultimate disposition and consequences of all of these proceedings are not presently determinable, the Attorney General of the State has indicated in a recent official statement prepared in connection with issuance of general obligation bonds of the State that such ultimate dispositions and consequences of any single proceeding or all legal proceedings collectively should not themselves, except as listed below, have a material adverse effect on the security for such bonds; provided, however, that no opinion is expressed with respect to the ultimate disposition and consequences of any litigation in combination with any State revenue loss, the implementation of any tax reduction proposal or the failure of the State to realize any budget assumption.

On November 15, 2000, more than 365 Michigan school districts and individuals filed Adair, et al v. State, et al (“Adair”) in the Michigan Court of Appeals. In an amended complaint, the school district plaintiffs increased their number to 463.

The Adair plaintiffs assert that the State has, by operation of law, increased the level of various specified activities and services beyond that which was required by State law as of December 23, 1978 and, subsequent to December 23, 1978, added various specified new activities or services by State law, including mandatory increases in student instruction time, without providing funding for these new activities and services, all in violation of the Headlee Amendment. The Adair plaintiffs have requested declaratory relief, attorney’s fees and litigation costs, but do not seek a money judgment.

On April 23, 2002, the Court of Appeals dismissed the plaintiffs’ complaint in Adair in its entirety and with prejudice. The Court held that all of the Adair plaintiffs were barred from prosecuting all but one of their claims by either the doctrine of res judicata or the principle of release. With regard to the record-keeping claim, the Court held that this is not a new activity or an increase in the level of a state-mandated activity within the meaning of the Headlee Amendment. The Adair plaintiffs filed an application for leave to appeal and a motion for immediate consideration of application for leave to appeal in the Michigan Supreme Court on May 14, 2002.

The Michigan Supreme Court granted the Adair plaintiffs’ application for leave to appeal, oral argument was held, and on June 9, 2004, the Michigan Supreme Court issued an opinion affirming the Court of Appeals’ decision that the majority of the Adair plaintiffs’ claims were barred by res judicata or release. As to the record-keeping claim, the Michigan Supreme Court reversed the Court of Appeals and remanded the issue to that Court. The ultimate disposition of the Adair litigation is not presently determinable.

On June 24, 2002, the treasurer of Antrim County filed Sherry Comben, Antrim County Treasurer v State of Michigan, et al (Antrim Circuit Court CC No. 02-007860-PS) (“Comben”) for declaratory relief against the State of Michigan and various private defendants. The plaintiff sought a ruling whether owners of severed oil and gas rights were entitled to notice of foreclosure regarding property being foreclosed for delinquent taxes under the new tax foreclosure process adopted in 1999. One of the private defendants, Pure Resources, L.P., now known as Black Stone Minerals Company, L.P. (“Black Stone”), filed a cross-claim against the State claiming that owners of severed oil and gas interests were not given notice of foreclosures and an opportunity to redeem under the former tax foreclosure process and therefore continued to have redemption rights. (Antrim Circuit Court Case No. 03-7933-CZ). The cross-claim was severed from Comben. Black Stone also filed an action against the State in the Court of Claims for monetary damages relating to revenues received by the State from oil and gas interests acquired by foreclosure. (Court of Claims No. 03-56-MZ). The Court of Claims action was joined with the Antrim County cross-claim and the combined cases were certified as class actions. In Comben, the trial court held that the tax foreclosures of parcels with severed oil and gas interests did not foreclose the severed oil and gas interests. The State appealed this decision and the Michigan Court of Appeals, in No. 248963, affirmed the trial court on August 31, 2004. As a result, the class actions against the State will continue. A decision as to whether to appeal the Court of Appeals’ decision to the Michigan Supreme Court is under consideration. The ultimate disposition of this legal proceeding and the potential liability to the State are not presently determinable.

As of the date of this SAI, the State’s general obligation bonds have been rated “AA” by Standard & Poor’s Rating Services, a division of The McGraw Hill Companies, Inc., “Aa2” by

Moody’s Investors Service, Inc., and “AA” by Fitch Ratings, Inc. Such ratings are in each case based upon certain information and materials concerning the State and its bonds furnished by the State to such rating agencies. Any explanation of the significance of such ratings may be obtained only from the rating agencies furnishing the same. There is no assurance that such ratings will prevail for any given period of time or that they will not be revised downward or withdrawn entirely by any or all of such rating agencies if, in the judgment of any or all of them, circumstances so warrant. Any such downward revision or withdrawal of such ratings, or any or all of them, may have an adverse effect on the market price of the bonds. To the extent that the portfolio of Michigan municipal bonds is comprised of revenue of or general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

INVESTMENT POLICIES

Each Fund is subject to the investment policies enumerated in this section which may be changed with respect to a particular Fund only by a vote of the shareholders of a majority of such Fund’s outstanding shares (as defined under “Other Information-Shareholder Approvals”).

Except with respect to the Technology Fund, Healthcare Fund, Micro-Cap Equity Fund, Internet Fund and Power Plus Fund, as a matter of fundamental policy, each Fund:

1.	May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (i) enter into commitments to purchase securities in accordance with a Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2.	May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.	May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.	May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7.	Shall be a “diversified company” as that term is defined in the 1940 Act (except for the International Bond Fund), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The International Bond Fund shall be a “non-diversified company” as that term is defined in the 1940 Act; and

8.	May not “concentrate” its investments in a particular industry (except those Funds listed below), except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; (iii) with respect to the Money Market Funds only, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); or (iv) repurchase agreements (collateralized by the instruments described in clause (ii) and, with respect to the Money Market Funds, clause (iii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

The Real Estate Equity Investment Fund may concentrate in securities of issuers in the real estate industry.

As a matter of fundamental policy, none of the Technology Fund, Micro-Cap Equity Fund, Internet Fund or Power Plus Fund may:

1.

Invest more than 25% of its total assets in any one industry (i) provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not considered to represent industries; (ii) except that the Internet Fund will invest more than 25% of its assets in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with the Internet or Intranet related businesses; (iii) except that the Technology Fund will invest more than 25% of its total assets in the technology industry; and (iv) except that the Power Plus Fund will invest more than 25% of its assets in securities of companies that are primarily engaged in non-regulated energy and power activities;

2.	(For each Fund except the Technology Fund) with respect to 75% of a Fund’s assets, invest more than 5% of a Fund’s assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3.	Borrow money or issue senior securities (as defined in the 1940 Act) except that the Funds may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3 % of its total assets;

4.	Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

5.	Make loans of securities to other persons in excess of 25% of a Fund’s total assets; provided the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

6.	Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

7.	Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein;

8.	Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds may make margin deposits in connection with transactions in options, futures and options on futures;

9.	Make investments for the purpose of exercising control or management; or

10.	Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Technology Fund and Internet Fund of forward currency contracts, financial futures contracts and options on financial futures contracts, and options on securities and on securities, foreign currencies and on securities indices, as permitted by each Fund’s prospectus.

In addition, the Technology Fund may not with respect to 50% of its assets, invest more than 5% of its assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, at the close of each quarter of its taxable year.

As a matter of fundamental policy, the Healthcare Fund may not:

1.	Purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the assets of the Fund may be invested without regard to this 5% limitation;

2.	Invest 25% or more of its total assets in securities issued by one or more issuers conducting their principal business activities in the same industry except that the Fund will invest more than 25% of its total assets in securities of issuers conducting their principal business activities in healthcare industries;

3.	Borrow money or enter into reverse repurchase agreements except that the Fund may (i) borrow money or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 5% of its total assets and (ii) borrow money for the purpose of meeting redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

4.	Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

5.	Make loans of securities to other persons in excess of 25% of the Fund’s total assets; provided the Fund may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

6.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

7.	Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein;

8.	Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, futures and options of futures;

9.	Make investments for the purpose of exercising control or management;

10.	Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Fund of forward foreign currency exchange contracts, financial futures contracts and options on financial futures contracts, foreign currency futures contracts, and options on securities, foreign currencies and securities indices, as permitted by a Fund’s Prospectus; or

11.	Issue senior securities, except as permitted by the 1940 Act.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Fund’s holdings of illiquid securities exceed 15% (10% for the Money Market Funds) because of changes in the value of a Fund’s investments, a Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

TEMPORARY DEFENSIVE POSITION

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund (other than the Index 500 Fund) may invest without limit in cash and in U.S. dollar-denominated high quality money market and other short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

MANAGEMENT OF THE FUNDS

Each of MST and MST II is supervised by the Board, which is responsible for representing the interests of the shareholders. The Board meets periodically throughout the year to oversee the Funds’ activities.

Trustees and Officers. Information about the Trustees and officers of the Funds, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are as set forth in the table below. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Funds (as that term is defined in Section 2(a)(19) of the 1940 Act). As used herein, the terms “Munder Funds” and “Fund Complex” consist of 25 portfolios, each of which is a series of MST, MST II or The Munder @Vantage Fund (“@Vantage”).

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age [58]	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03)

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/ manufacturing company) (since 1991).	27	None

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age [56]	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Dow Jones & Co. (news publishing company) (since 5/05); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre ( since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03); Professor with Tenure and Chairman of Radiation Oncology of Wayne State University School of Medicine (3/91 to 3/99).	27	Adherex Technologies, Inc. (biopharmaceutical company (since 3/04).

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05)	26	Taubman Centers, Inc. (since 1/97).

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99); President of Comerica Incorporated (bank holding company) (6/92 to 6/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, Incorporated, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (investment advisor) (2/05 to present); Executive Vice President, Investment Management and Chief Investment Officer of Comerica Bank (since 8/04); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 – 8/04); Chief Investment Officer-Equity of Munder Capital Management (5/00-1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97-5/00).

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel & Chief Compliance Officer of Munder Capital Management (investment advisor) (since 2/05); General Counsel of Munder Capital Management (since 7/00); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President and Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Chief Administrative Officer of Munder Capital Management (since 5/00); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age [37]	Treasurer and Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

David Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age [34]	Assistant Treasurer	through 2/06; since 8/01	Analyst of Munder Capital Management (investment advisor) (since 4/01); Analyst, Controller’s Group, Delphi Automotive Corp. (automotive supplier) (6/99 to 4/01); Manager, Mutual Fund Operations, Banc One (4/97 to 6/99).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 33	Assistant Treasurer	through 2/06; since 5/00	Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (since 3/01); Manager of Mutual Fund Operations of Munder Capital Management (since 3/00); Administrator of Mutual Fund Operations of Munder Capital Management (8/99 to 2/00).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age [28]	Assistant Treasurer	through 2/06 since 8/04	Analyst of Munder Capital Management (investment advisor) (since 5/02); Senior Auditor, Arthur Andersen LLP (accounting firm) (7/99-5/02).

Melanie Mayo West 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Secretary	through 2/06; since 8/01	Associate General Counsel of Munder Capital Management (investment advisor) (since 11/00); Associate, Dykema Gossett PLLC (law firm) (8/98 to 11/00).

Mary Ann Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	Assistant Secretary	through 2/06; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age [40]	Assistant Secretary	through 2/06; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04); Vice President – Securities Attorney, Old Kent Financial Corporation (10/99 – 10/01).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

Standing Committees of the Board. MST’s Board of Trustees has a standing Audit Committee presently consisting of Dr. Brophy (Chairman of the Committee), Dr. Porter and Mr. Rakolta. All are members of the Board and are currently not “interested” persons (as defined in the 1940 Act) of the Fund. The Board has adopted a written charter for the Audit Committee. The principal function of the Audit Committee is to oversee the accounting, auditing and financial reporting processes of the Fund. The Audit Committee is responsible for, among other things, (1) recommending, engaging and terminating the Fund’s independent registered public accounting firm (subject to ratification by the Board or shareholders, if required), (2) pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund and certain Fund affiliates, (3) reviewing with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Fund, (4) receiving and considering a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection, (5) considering all critical accounting policies and practices to be used by the Fund and any proposed alternative treatments thereof, and (6) investigating any improprieties or suspected improprieties in the operations of the Fund. The Audit Committee met four times during the last fiscal year of the Munder Funds.

The Funds have a Board Process and Governance Committee. The Board Process and Governance Committee presently consists of Dr. Champagne (Committee Chairman), The Hon. Mr. Engler, Mr. Monahan, and Ms. Payne. The function of the Board Process and Governance Committee is to review and assess the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes; review and make recommendations to the Board regarding Trustee compensation and expense reimbursement policies; undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and meet with Fund management to review reports and other information concerning the status of the Funds’ operations, procedures and processes. The Board Process and Governance Committee, which was previously known as the Board Process and Governance Committee, met four times during the last fiscal year of the Funds.

MST’s Board of Trustees has a Nominating Committee. The Nominating Committee presently consists of Mr. Rakolta (Chairman of the Committee), Dr. Brophy, Dr. Champagne, Mr. Eckert and The Hon. Mr. Engler. In the event of any vacancies on or additions to the Board, the Nominating Committee is responsible for (i) identifying and evaluating potential candidates to fill any such vacancy on the Board; (ii) selecting from among the potential candidates a nominee to be presented to the full Board for its consideration; and (iii) recommending to the Board a nominee to fill any vacancy on the Board. The Nominating Committee may seek suggestions for potential nominees to fill positions on the Board as Non-Interested Trustees from any party it deems appropriate. For potential nominees to fill positions on the Board as Interested Trustees, the Nominating Committee will consider the views and recommendations of the Advisor.

Shareholders may submit for the Nominating Committee’s consideration, recommendations regarding potential nominees to fill position of Non-Interested Trustee on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year. In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

1. The nominee must satisfy certain qualifications described below and in the applicable Fund’s organizational documents, including qualification as a possible Non-Interested Trustee.

2. The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

3. Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

4. Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

5. The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

6. The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an “interested person” of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

7. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee.

In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

1. Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the applicable Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

2. The nominating shareholder or shareholder group must also submit a certification that provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least 2 years.

3. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Nominating Committee. This submission should be provided no later than the first calendar quarter of the current year and must include: (a) the shareholder’s contact information; (b) the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee; (c) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and (d) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund’s proxy statement, if so designated by the Nominating Committee and the Fund’s Board.

To qualify as a nominee for the Board, individuals, at the time of nomination, should: (i) have substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the Fund and protecting the interests of the Fund’s shareholders; (ii) have a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant; (iii) have no criminal convictions (other than traffic violations) or felony or misdemeanor convictions involving the purchase or sale of a security; (iv) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws; and (v) not cause the Fund, as determined by the Nominating Committee in consultation with counsel to the Non-Interested Trustees, to be in violation of or not in compliance with: (a) any applicable law, regulation or regulatory interpretation, (b) the Fund’s organizational documents, or (c) any general policy adopted by the Board regarding either the mandatory retirement age of any Board member or the percentage of Board that must be comprised of Non-Interested Trustees.

Management Ownership of the Funds. The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Funds and of all funds in the Fund Complex overseen by each Trustee as of December 31, 2004. [To be updated]

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Non-Interested Trustees
John Rakolta, Jr.
David J. Brophy
Joseph E. Champagne
Thomas D. Eckert
Arthur T. Porter
John Engler
Lisa A. Payne[1]
Interested Trustee
Michael T. Monahan

[1]	Ms. Payne was appointed a Trustee of MST and MST II effective March 16, 2005.

As of the date of this SAI, no officer, director or employee of the Advisor, Comerica, Comerica Bank, the Custodian, the Distributor, the Sub-Administrator or the Transfer Agent, as defined below, currently receive any compensation from MST or MST II. [As of October 1, 2005 the Trustees and officers of the Funds, as a group, owned less than 1% of outstanding shares of each class of each Fund, except that they collectively                 % of the Class Y shares of the [                ] Fund.] [to be updated for 2005]

The initial sales charge on Class A shares of the Funds is waived for full-time employees and retired employees of the Advisor or its affiliates, including without limitation Comerica, Comerica Bank, Comerica Securities, Inc., Wilson Kemp & Associates, Inc. and W.Y. Campbell & Company. Individuals with an investment account or relationship with the Advisor are also eligible for a sales charge waiver, as are employees of the Funds’ service providers, including without limitation the Custodian, Distributor, Sub-Administrator, Transfer Agent and Legal Counsel and their immediate family members.

Compensation. Each Trustee of the Funds who is not otherwise compensated by MCM or the Distributor pursuant to a contract between the Funds and MCM or the Distributor receive an aggregate annual retainer from MST and MFFT for service on the Board of $78,000 ($114,000 for the Chairman). Each Trustee of @Vantage who is not otherwise compensated by MCM or the Distributor pursuant to a contract between the Funds and MCM or the Distributor receives an annual retainer of $6,000. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The Board has adopted a deferred compensation plan (“Plan”) pursuant to which each Trustee who receives compensation from the Funds of MST, MST II and @Vantage may defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Each Trustee must make his deferral elections prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the Trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the Funds selected by the deferring Trustee. These amounts will not, however, actually be invested in shares of the Funds and the obligation of MST, MST II and @Vantage to make payments under the Plan will be unsecured general obligations of the Funds of MST, MST II and @Vantage, payable out of the general assets and property of such Funds. A Trustee may elect to have the amounts earned under the Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Plan may be made in a lump sum or in annual installments over the number of years specified by the Trustee (up to 10 years). If a Trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.

The following table summarizes the compensation paid to the Trustees of MST and MST II (including in their role as Directors/Trustees of the Predecessor Funds) and @Vantage, including committee fees for the twelve-month period ended June 30, 2005. [to be updated for 2005]

Compensation Table

Name of Trustee	Aggregate Compensation from MST (1)			Aggregate Compensation from MST II (1)			Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
Charles W. Elliott (2)	$	[	]	$	[	]	None	None	$	[	]
John Rakolta, Jr.	$	[	]	$	[	]	None	None	$	[	]
David J. Brophy	$	[	]	$	[	]	None	None	$	[	]
Joseph E. Champagne	$	[	]	$	[	]	None	None	$	[	]
Thomas D. Eckert (3)	$	[	]	$	[	]	None	None	$	[	]
John Engler	$	[	]	$	[	]	None	None	$	[	]
Michael T. Monahan	$	[	]	$	[	]	None	None	$	[	]
Lisa A. Payne (4)	$	[	]	$	[	]	None	None	$	[	]
Arthur T. Porter	$	[	]	$	[	]	None	None	$	[	]

(1)	As of October 31, 2005, there are three investment companies in the Fund Complex (MST, MST II and @Vantage) and 25 funds in the Fund Complex. Amounts provided for the Fund Complex for the period include those paid to the Trustee by MST, MST II and @Vantage. For the fiscal year ended June 30, 2005, each of Mr. Eckert and Dr. Porter deferred all of his compensation pursuant to the deferred compensation plan described above. As of June 30, 2005, the total value of the compensation from the Fund Complex deferred by the Trustees for all prior periods was $380,794 for Mr. Eckert and $329,898 for Dr. Porter.

(2)	Mr. Elliott retired as Chairman and Trustee on November 9, 2004.

(3)	Mr. Eckert was appointed as Chairman of the Board of Trustees on November 9, 2004.

(4)	Ms. Payne was appointed to the Boards of MST and MST II effective March 16, 2005.

Material Relationships of the Non-Interested Trustees. For the purposes of the statements below, the immediate family members of any person are a person’s spouse, children residing in the person’s household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Advisor or any of its affiliates acts as investment adviser.

As of December 31, 2004, none of the Non-Interested Trustees except Ms. Payne, nor any members of their immediate families, beneficially owned any securities issued by the Advisor or any other entity in a control relationship to the Advisor. Prior to taking office as a Non-Interested Trustee, Ms. Payne disposed of all of her interests in common stock of Comerica, Inc.

Except as otherwise disclosed with respect to Ms. Payne’s ownership of Comerica stock, during the calendar years of 2003 and 2004, none of the Non-Interested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds

$60,000), whether by contract, arrangement or otherwise, in the Advisor or any other entity in a control relationship to the Advisor.

During the calendar years 2003 and 2004, none of the Non-Interested Trustees, nor any members of their immediate families, except for Messrs. Eckert and Rakolta and Ms. Payne, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a “Fund-Related Party”): (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) the Advisor; (vi) any affiliate of the Advisor; or (vii) an officer of any such affiliate.

Mr. Eckert is Director, President and Chief Executive Officer of Capital Automotive REIT (“CARS”), a publicly-held real estate investment trust specializing in retail automotive properties. Ms. Payne is Director, Executive Vice President, Chief Financial Officer and Administrative Officer of Taubman Centers, Inc. (“Taubman”), a publicly-held real estate investment trust specializing in developing and operating regional shopping centers. Mr. Rakolta is Chairman and Chief Executive Officer, Walbridge Aldinger Company (“Walbridge”), a privately-owned construction/real estate/manufacturing company. During the calendar years 2003 and 2004, Comerica Bank, a wholly-owned subsidiary of Comerica Incorporated, which is the indirect parent company of the Advisor, was one of several commercial banks and lending facilities with which both CARS and Taubman had secured lines of credit, Taubman had construction loans and Walbridge had a stand-by line of credit. Prior to taking office as a Non-Interested Trustee, Ms. Payne terminated a secured note and one personal line of credit with Comerica Bank. She continues to maintain another personal line of credit with Comerica Bank. In all cases, the arrangements with Comerica Bank are or were subject to standard agreements that were negotiated at arms’ length, subject to customary terms, conditions and interest rates.

During the calendar years 2003 and 2004, none of the Non-Interested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any Fund-Related Party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

During the calendar years 2003 and 2004, none of the Non-Interested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) the Advisor, or (vi) any other entity in a control relationship to the Funds.

Proxy Voting Policies. The Board has delegated to the Advisor discretionary investment management authority with respect to the assets of the Funds, which includes proxy voting authority, and directed that the Advisor implement proxy voting policies and procedures (“Proxy Procedures”) in exercising that authority, as described below. Set forth below are the Advisor’s policies on voting shares owned by the Funds. These policies may be revised from time to time with the approval of the Board.

The Advisor has adopted and implemented the Proxy Procedures and has established a “Proxy Committee” as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Funds considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Advisor has retained Institutional Shareholder Services (“ISS”) to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. The Advisor has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS’s “Proxy Voting Guidelines” to confirm that they are consistent in all material respects with the Advisor’s Proxy Procedures. The Proxy Committee meets as needed to administer the Advisor’s proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of the Funds.

The Advisor generally will vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS’s advice and recommendations with respect to a particular proxy does not outweigh the potential benefits to clients from the review of ISS’s advice and recommendations. In addition, the Proxy Committee will review ISS’s recommendations if client holdings for a particular issuer are of meaningful size or value.

For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least one percent (1%) of the fair market value of any advisory client’s account and (ii) the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (iii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

In each instance where the Advisor does not separately review ISS’s recommendations, clients’ proxies will always be voted consistent with ISS’s recommendations. In each instance where the Advisor does separately review ISS’s recommendation, the Advisor may vote differently from ISS’s recommendation, if, based upon certain criteria generally described in the following paragraph, the Advisor determines that such vote is in the best interests of the Funds.

The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). The Advisor’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. The Advisor generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, the Advisor will generally refrain from voting or vote with management. The Advisor is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS’s recommendation on how to vote proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of the Funds, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and the Advisor’s legal/compliance department (“Legal/Compliance Department”) for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Funds and to identify any actual or potential conflicts between the interests of the Advisor and those of the Funds. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

(i)	No Conflict. No conflict of interest is identified.

(ii)	Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii)	Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from the Board, the Board Process and Compliance Oversight Committee or a designated member of that Committee.

With respect to the Funds, if the Advisor receives instructions from the Board Process and Governance Committee, the Advisor will vote the shares in accordance with such instructions. If no instructions are received or approval is not obtained from the Board Process and Governance Committee, the Advisor will vote the shares in accordance with ISS’s recommendation. Every decision to vote on a resolution in a proxy solicited by a company held by a Fund in a manner different from the recommendation of ISS is disclosed to the Board at its next regularly scheduled meeting along with an explanation for the vote.

Notwithstanding the above, and pursuant to an exemptive order issued by the SEC to iShares Trust, et al. and procedures approved by the Board, the Funds will vote their shares of an iShares fund in the same proportion as the vote of all other holders of shares of such iShares fund, during any period in which the Funds, @Vantage, the Advisor and certain affiliates in the aggregate hold 25% or more of the outstanding voting securities of such iShares fund.

[The Funds have filed with the SEC their proxy voting record on Form N-PX for the 12-month period ended June 30, 2005.] Form N-PX must be filed by the Funds each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 438-5789 or visiting our website at http://www.munder.com or the Securities and Exchange Commission’s website at http://www.sec.gov.

Trustee Liability – Munder Series Trust. The Declaration of Trust of MST provides that all persons having any claim against the Trustees of MST or MST shall look solely to the MST trust property for payment; that no Trustee of MST shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of MST; and that no Trustee of MST shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust of MST provides that a Trustee of MST is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of being or having been a Trustee of MST, and that the Trustees of MST will indemnify officers, representatives and employees of MST to the same extent that Trustees of MST are entitled to indemnification.

Shareholder and Trustee Liability – Munder Series Trust II. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, MST II’s Declaration of Trust, as amended, provides that shareholders shall not be subject to any personal liability in connection with the assets of MST II for the acts or obligations of MST II, and that every note, bond, contract, order or other undertaking made by the MST II shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust of MST II, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust of MST II, as amended, also provides that MST II shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of MST II, and shall satisfy any judgment thereon. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which MST II itself would be unable to meet its obligations.

The Declaration of Trust of MST II, as amended, further provides that all persons having any claim against the Trustees of MST II or MST II shall look solely to the trust property for payment; that no Trustee of MST II shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of MST II; and that no Trustee of MST II shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust of MST II, as amended, provides that a Trustee of MST II is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of being or having been a Trustee of MST II, and that the Trustees of MST II will indemnify officers, representatives and employees of MST II the same extent that Trustees of MST II are entitled to indemnification.

INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

Investment Advisor. The Advisor of each Fund is Munder Capital Management, a Delaware general partnership. The general partners of the Advisor are WAM, WAM II and Munder Group LLC. WAM and WAM II are indirect wholly-owned subsidiaries of Comerica Bank, which in turn, is a wholly-owned subsidiary of Comerica, a publicly-held bank holding company. World Asset Management LLC (“World LLC”) was a wholly-owned subsidiary of the Advisor, which was merged into the Advisor on October 15, 2001. Following the merger, Munder Capital Management became the investment adviser to the Index 500 Fund and International Equity Fund through it World Asset Management division (“World”). [Comerica Bank is a substantial record holder of the outstanding shares of many of the Funds, as is more fully described below in “Other Information-Control Persons and Principal Holders of Securities.”] [to be updated for 2005]

Each of the Funds has entered into an Investment Advisory Agreement with the Advisor that has been approved by the Fund’s Board and shareholders (each, an “Advisory Agreement”).

On May 18, 2004, the Board approved the combination of the Advisory Agreement applicable to the Technology Fund, Micro-Cap Equity Fund, Internet Fund and Power Plus Fund with the Advisory Agreement applicable to all other Funds except the Index 500 Fund and International Equity Fund into a single Investment Advisory Agreement (the “Combined Advisory Agreement”) dated June 13, 2003. The Index 500 Fund’s and the International Equity Fund’s Advisory Agreement (“World Advisory Agreement”) is dated April 30, 2003.

Under the terms of the World Advisory Agreement and the terms of the Combined Advisory Agreement, the Advisor furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Board.

If not sooner terminated, the World Advisory Agreement and Combined Advisory Agreement will continue in effect until June 30, 2004, and for successive one-year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board who are not parties to the World Advisory Agreement and Combined Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board. The World Advisory Agreement and Combined Advisory Agreement are each terminable with respect to a Fund by a vote of the Board, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, upon 60 days’ written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to a Fund without penalty upon 90 days’ written notice to the Fund. Each of the World Advisory Agreement, and Combined Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Under each Advisory Agreement, the Funds paid the Advisor annual fees for the services performed based on a percentage of each Fund’s average daily net assets, computed daily and paid monthly (prior to June 13, 2003) or daily (after June 13, 2003 except with respect to the Technology Fund, Healthcare Fund, Micro-Cap Equity Fund, Internet Fund and Power Plus Fund). For the advisory services provided and expenses assumed by it under the World Advisory Agreement and Combined Advisory Agreement, the Advisor has agreed to an annual fee from the Technology Fund, Healthcare Fund, Micro-Cap Equity Fund, Internet Fund and Power Plus Fund computed daily and paid monthly and from each other Fund computed daily and paid daily. The rates of compensation for each Fund are set forth below:

1.00% of the first $250 million of average daily net assets and 0.75% of average daily net assets in excess of $250 million

•	Healthcare Fund

1.00% of average daily net assets

•	Micro-Cap Equity Fund

1.00% of the first $300,000,000 of average daily net assets; 0.90% of average daily net assets from $300,000,001 to $1 billion; and 0.80% of average daily net assets in excess of $1 billion

•	Technology Fund

1.00% of the first $1 billion of average daily net assets; and 0.90% of average daily net assets in excess of $1 billion

•	Internet Fund

0.75% of the first $1 billion of average daily net assets; 0.725% of average daily net assets from $1 billion to $2 billion; and 0.70% of average daily net assets in excess of $2 billion

•	Large-Cap Core Growth Fund

0.75% of the first $100 million of average daily net assets; and 0.70% of average daily net assets in excess of $100 million

•	Large-Cap Value Fund

0.75% of average daily net assets

•	International Equity Fund

•	Mid-Cap Core Growth Fund

•	Small-Cap Value Fund

•	Small-Mid Cap Fund

•	Power Plus Fund

0.74% of average daily net assets

•	Real Estate Equity Investment Fund

0.65% of average daily net assets

•	Balanced Fund

0.50% of the first $1 billion of average daily net assets; and 0.45% of average daily net assets in excess of $1 billion

•	Intermediate Bond Fund

0.50% of the first $1 billion of average daily net assets; and 0.45% of average daily net assets in excess of $1 billion

•	Bond Fund

0.50% of the first $200 million of average daily net assets; and 0.40% of average daily net assets in excess of $200 million

•	Tax-Free Short & Intermediate Bond Fund

0.50% of average daily net assets

•	International Bond Fund

•	Michigan Tax-Free Bond Fund

0.35% of average daily net assets

•	Cash Investment Fund

•	Tax-Free Money Market Fund

0.20% of the first $250 million of average daily net assets; 0.12% of the next $250 million of average daily net assets and 0.07% of average daily net assets in excess of $500 million

•	Index 500 Fund

The Advisor has contractually agreed to waive for the Small-Mid Cap Fund a portion of its advisory fee and/or reimburse other expenses in order to keep total annual fund operating expenses (excluding interest, taxes and extraordinary expenses) at 1.45%, 2.20%, 2.20%, 1.45%, 1.70% and 1.20% of the average daily net assets for Class A, Class B, Class C, Class K, Class R and Class Y shares, respectively.

The advisory fees for each of the Funds (including when they were Predecessor Funds, if applicable) for the last three fiscal years are set forth below. [to be updated for 2005]

	Fiscal year ended June 30, 2003		Fiscal year ended June 30, 2004		Fiscal year ended June 30, 2005
	Advisory Fees Received	Advisory Fees Waived	Advisory Fees Received	Advisory Fees Waived	Advisory Fees Received	Advisory Fees Waived
Balanced Fund	$660,103	—	$777,101	—
Bond Fund	$600,559	—	$379,106	—
Cash Investment Fund	$3,746,952	—	$2,996,510	—
Technology Fund	$2,589,297	—	$2,839,761	—
Healthcare Fund	$2,051,062	—	$2,567,264	—
Index 500 Fund	$1,056,467	—	$1,179,790	—
Intermediate Bond Fund	$1,874,285	—	$1,909,613	—
International Bond Fund	$204,164	—	$236,397	—
International Equity Fund	$644,673	—	$394,986	—
Large-Cap Value Fund	$922,851	—	$687,505	—
Michigan Tax-Free Bond Fund	$215,052	—	$142,299	—
Micro-Cap Equity Fund	$1,252,323	—	$2,174,267	—
Mid-Cap Core Growth Fund	$213,791	—	$452,722	—
Large-Cap Core Growth Fund	$1,190,167	—	$862,015	—
Internet Fund	$7,061,858	—	$9,781,652	—
Power Plus Fund	$523,941	—	$560,487	—
Real Estate Equity Investment Fund	$410,529	—	$512,727	—
Small-Cap Value Fund	$717,604	—	$1,905,612	—
Tax-Free Money Market Fund	$1,027,043	—	$938,433	—
Tax-Free Short & Intermediate Bond Fund	$865,092	—	$1,025,317	—

In addition to advisory fee waivers, the Advisor reimbursed expenses for certain Funds during the fiscal years ended June 30, 2003. During the fiscal year ended June 30, 2003, the Advisor reimbursed the Cash Investment Fund in the amount of $5,713, the International Growth Fund in the amount of $93,404, and the Tax Free Money Market Fund in the amount of $5,036. The Advisor did not reimburse expenses for any of the Funds during the fiscal year ended June 30, 2004 or [2005].

Portfolio Management Teams. [Description to be provided]

The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of December 31, 2004:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed* ($ millions)

*	If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted twice.

Portfolio Management Conflicts of Interest. As indicated in the table above, the Advisor’s personnel may be part of portfolio management teams serving numerous accounts for multiple clients of MCM and of its subsidiary Pierce Street Advisors, LLC (“Pierce Street”). These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personal (collectively, “portfolio management teams”), may provide services for clients of both the Advisor and Pierce Street simultaneously. A summary of certain potential conflicts of interest the members of the portfolio management teams for the Funds is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

•	Potential Conflicts Relating to the Interests of Portfolio Management Teams and the Advisor: The Advisor and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to the Advisor or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Advisor and/or its affiliates). The Advisor and Pierce Street may compensate portfolio management team personnel differently depending on the nature of the a client’s account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for the Advisor and/or Pierce Street than the Funds, or if the management of such clients could result in potentially higher compensation to the portfolio management team members (“Advisor Compensatory Accounts”), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Funds in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Funds’ trading activity. In addition, if the portfolio management team engages in short sales of securities for Advisor Compensatory Accounts or personal investments that are contemporaneously owned by other client accounts, the portfolio managerment team’s use of short sales may be harmful to the performance of other clients that own that security.

•	Potential Conflicts Relating to the Interests of Comerica: The Advisor is a majority-owned subsidiary of Comerica. Comerica is engaged through its subsidiaries in a wide variety of banking, insurance, broker-dealer, asset management, and other activities. Comerica and its subsidiaries therefore have business relationships with or may be in competition with many issuers of securities. If a portfolio management team knows of these relationships or thinks that they may exist, the team members may have an incentive to purchase or sell these securities, vote securities held or otherwise manage client accounts in a manner designed to benefit Comerica.

•	Potential Conflicts Relating to Managing Multiple Advised Accounts: Even if there is no financial or other advantage to members of the portfolio management team, the Advisor or Comerica, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

Although the Advisor does not track the time or attention each portfolio manager devotes to his or her advisory accounts, the Advisor does monitor the performance of all client accounts and periodically assess whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

The Funds, Advisor and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. The Advisor also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that the Advisor, Pierce Street and the portfolio management teams may face. In addition, the Funds, the Advisor and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as has dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of the Funds, the Advisor and Pierce Street in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of the Advisor periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflict Committee and the compliance programs of the Funds, the Advisor or Pierce Street will achieve their intended result.

Portfolio Management Team Compensation. The compensation package for all members of the Advisor’s portfolio management team consists of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of company equity interests. The Advisor also provides a competitive benefits package, including health and welfare benefits and retirement in the form of a 401(k) plan.

The Advisor offers industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.

Members of the portfolio management team are eligible to earn a performance bonus. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 100% of base salary. Target bonuses for equity analysts typically range from 20 to 50% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 200% or more of salary. In determining portfolio manager bonuses, the Advisor considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to that account’s benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm’s success. The applicable benchmarks consist of one or more of the following: [                                                         ].

Members of the portfolio management team are also eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. Option shares typically vest ratably over a three- to five-year period. The Advisor’s Option Plan provides incentive to retain key personnel and serves to align portfolio managers’ interests with those of the Advisor directly, and, indirectly, the accounts managed by the Advisor.

Portfolio Management Team Fund Ownership. The portfolio managers of the                      Fund do not own shares of that Fund. The dollar range of equity securities beneficially owned by the portfolio managers in the Funds as of December 31, 2004 is as follows:

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned

Administrator. In addition to serving as the Advisor to the Funds, MCM also serves as the administrator (“Administrator”) for the Funds. Each of the Funds has entered into an Administration Agreement with MCM (“Administration Agreement”) that was amended and restated on October 30, 2003 and amended most recently on February 25, 2005. Pursuant to the Administration Agreement, MCM is responsible for (i) general administrative duties associated with the day-to-day operations of the Munder Funds; (ii) monitoring and coordinating the activities of the other service providers of the Munder Funds; (iii) providing fund accounting functions, including overseeing the computation of the net asset value of each Munder Fund; (iv) assisting in the preparation of financial and tax reports; (v) ongoing monitoring and testing of portfolio compliance; and (vi) oversight and review of regulatory affairs and corporate governance. In performing its duties and obligations under the Administration Agreement, MCM shall not be held liable except in the case of its willful misconduct, bad faith or negligence in the performance of such duties and obligations.

The Administration Agreement permits MCM to enter into an agreement with one or more third parties pursuant to which such third parties may provide sub-administrative services to the Munder Funds. Accordingly, MCM has entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street”), the former administrator to the Munder Funds, to provide certain administrative services to the Munder Funds.

As compensation for its administrative services, commencing June 1, 2004, the Administrator receives from each Fund an annual fee that is billed and payable monthly equal to the greater of (1) $50,000 plus $6,000 per each active class of such Fund greater than one, or (2) a percentage of the average daily net assets of such Fund that varies with the amount of such Fund’s average daily net assets as follows: (a) 0.1530% of average daily net assets up to $100,000,000, (b) 0.128% of average daily net assets from $100,000,001 to $250,000,000, (c) 0.104% of average daily net assets from $250,000,001 to $500,000,000, (d) 0.079% of average daily net assets from $500,000,001 to $1,000,000,000 and (e) 0.055% of average daily net assets in excess of $1,000,000,000.

As compensation for its administrative services, for the period February 10, 2004 through May 31, 2004, the Administrator was entitled to receive an annual fee based on a percentage of the average daily net assets of all of the Munder Funds (“Aggregate Net Assets”). For all of the Munder Funds (except for the Munder S&P® MidCap Index Equity Fund and Munder S&P® SmallCap Index Equity Fund (“Index Equity Funds”) and Munder Institutional Government Money Market Fund and Munder Institutional Money Market Fund (“Institutional Money Market Funds”)) the Administrator received an annual fee equal to 0.1346% of the Aggregate Net Assets.

As compensation for its administrative services for all Munder Funds (except for the Index Equity Funds and Institutional Money Market Funds) for the period June 1, 2003 through February 10, 2004, the Administrator was entitled to receive an annual fee that was the greater of (1) the Munder Funds complex minimum, calculated by multiplying $75,000 by the number of applicable Munder Funds (except for the Index Equity Funds and Institutional Money Market Funds), or (2) a fee equal to 0.1477% of the Aggregate Net Assets for the first $2.8 billion of the Aggregate Net Assets, 0.1377% of the Aggregate Net Assets for the next $2.2 billion of the Aggregate Net Assets, 0.1357% of the Aggregate Net Assets for the next $5.0 billion of the Aggregate Net Assets, 0.0867% of the Aggregate Net Assets for the next $2.5 billion of the Aggregate Assets, and 0.0767% of the Aggregate Net Assets above that amount. In addition, for the period commencing on June 1, 2003 through February 10, 2004, the Administrator agreed to limit the total compensation it may receive for its services as Administrator for all of the Munder Funds to a prorated portion of an annualized amount of $3.4 million, after payment by the Administrator of all standard basis points and complex minimum fees to sub-administrators for the Munder Funds.

As compensation for its administrative services for all Munder Funds (except for the Index Equity Funds and Institutional Money Market Funds) for the period June 1, 2002 through May 31, 2003, the Administrator was entitled to receive an annual fee that was the greater of (1) the Munder Funds complex minimum, calculated by multiplying $75,000 by the number of applicable Munder Funds (except for the Index Equity Funds and Institutional Money Market Funds), or (2) a fee equal to 0.1410% of the Aggregate Net Assets for the first $2.8 billion of the Aggregate Net Assets, 0.1310% of the Aggregate Net Assets for the next $2.2 billion of the Aggregate Net Assets, 0.1290% of the Aggregate Net Assets for the next $5.0 billion of the Aggregate Net Assets, 0.08% of the Aggregate Net Assets for the next $2.5 billion of the Aggregate Assets, and 0.07% of the Aggregate Net Assets above that amount. For the period June 1, 2002 through May 31, 2003, the Administrator agreed to limit the total compensation it received for its services as Administrator for all of the Munder Funds to $3.9 million, after payment by the Administrator of all standard basis points and complex minimum fees to sub-administrators for the Munder Funds.

For the fiscal years ended June 30, 2003, 2004 and 2005, MCM received administrative fees from the Funds (including when they were Predecessor Funds, if applicable) in the amounts set forth in the table below. [to be updated for 2005]

	Fiscal year ended June 30, 2003	Fiscal year ended June 30, 2004	Fiscal year ended June 30, 2005
Balanced Fund	$137,914	$167,739
Bond Fund	$162,938	$106,880
Cash Investment Fund	$1,452,938	$1,175,939
Emerging Markets Fund	$26,978	$35,949
Technology Fund	$351,599	$396,826
Healthcare Fund	$278,594	$361,628
Index 500 Fund	$1,177,320	$1,420,602
Intermediate Bond Fund	$508,809	$527,873
International Bond Fund	$55,489	$66,326
International Equity Fund	$116,628	$74,193
International Growth Fund	$38,381	$42,923
Large-Cap Value Fund	$166,845	$129,093
Michigan Tax-Free Bond Fund	$58,389	$43,535
Micro-Cap Equity Fund	$170,103	$302,007
Mid-Cap Core Growth Fund	$38,701	$84,754
Large-Cap Core Growth Fund	$215,025	$161,671
Internet Fund	$960,022	$1,336,796
Power Plus Fund	$94,819	$105,174
Real Estate Equity Investment Fund	$75,338	$97,472
Small-Cap Value Fund	$130,180	$349,690
Tax-Free Bond Fund	$133,508	$83,927
Tax-Free Money Market Fund	$398,349	$374,651
Tax-Free Short & Intermediate Bond Fund	$235,057	$286,539
U.S. Government Income Fund	$304,147	$205,045

Distributor. The Funds’ Distributor is Funds Distributor, Inc. (“FDI” or “Distributor”) and its principal office is located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110. The Funds have entered into a distribution agreement, under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Under the Distribution Agreement, the Funds pay no fees to FDI for its services as distributor. Nevertheless, in its role as distributor, FDI is the dealer of record on shares of the Funds purchased without using a broker or other intermediary, and, as such, FDI receives the applicable commissions and 12b-1 fees associated with such shares. In addition, the Advisor pays FDI a fee for providing certain distribution support services relating to the Funds.

Distribution and Services Arrangements. Under the Distribution and Service Plan (“Plan”), applicable to Class A, Class B, Class C, Class R and Class K shares, but adopted in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A, Class B, Class C and Class R shares of the Funds only, each of the Funds may use its assets with respect to those classes of shares to finance activities relating to the distribution of its shares and the provision of certain shareholder services.

Under the Plan, the Distributor is paid an annual service fee at the rate of up to 0.25% of the value of average daily net assets of the Class A shares of each Fund. Also, under the Plan, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the Class B, Class C and Class R shares of each relevant Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class B, Class C and Class R shares of each relevant Fund. However, under the Distribution Agreement, the fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of any series attributable to its Class R shares.

The Plan also provides that the Funds may pay up to 0.25%, or up to 0.15% in the case of the Money Market Funds, of the value of the average daily net assets of the Class K shares beneficially owned by the customers of banks and other financial institutions to financial institutions that have entered into agreements with the Funds to provide shareholder services to their customers. The Plan with respect to Class K shares is a non-Rule 12b-1 shareholder servicing plan.

Services provided by financial institutions under their Class K shares service agreements may include: (i) aggregating and processing purchase and redemption requests for Class K shares from customers and placing net purchase and redemption orders with the Distributor; (ii) providing customers with a service that invests the assets of their accounts in Class K shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of customers; (iv) providing information periodically to customers showing their positions in Class K shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the institutions; (vii) providing sub-accounting with respect to Class K shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Funds’ arrangements with institutions; and (x) providing such other similar services as the Funds may reasonably request to the extent the institutions are permitted to do so under applicable statutes, rules and regulations.

Under the terms of the Plan, the Plan continues from year to year with respect to each class of shares, provided such continuance is approved annually by vote of the Board, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of that Plan (the “Non-Interested Plan Trustees”). The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval. All amendments of the Plan also must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant class of the respective Fund. Pursuant to the Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for which such expenditures were made.

In the case of Class A, Class B, Class C and Class R shares, the Trustees have determined that the Plan will benefit the Funds and their shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (ii) retaining existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Funds; and (iv) maintaining a competitive sales structure in the mutual fund industry.

In the case of Class K shares, the Trustees have determined that there is a reasonable likelihood that the agreements with banks and other financial institutions will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

With respect to Class B, Class C and Class R shares of each relevant Fund, the Distributor expects to pay sales commissions to dealers authorized to sell a Fund’s Class B, Class C and Class R shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the Plan. In addition, the Advisor or Distributor, or any of their affiliates, may from time to time pay for shareholder services or distribution out of their own resources without additional cost to the Funds or their shareholders.

The fees paid to the Distributor pursuant to the Plan for the Class A, Class B, Class C and Class R shares of the Funds (including when they were Predecessor Funds, if applicable) are set forth in the tables below. Fee information is not provided for the Class A, Class B, Class C and Class R Shares of the Small-Mid Cap Fund, because, as of June 30, 2005, Class R shares for the Funds had not yet commenced operations. [to be updated for 2005]

	Class A Shares
	Fiscal year ended June 30, 2003		Fiscal year ended June 30, 2004		Fiscal year ended June 30, 2005
	Service Fees	Contingent Deferred Sales Charges	Service Fees	Contingent Deferred Sales Charges	Service Fees	Contingent Deferred Sales Charges
Balanced Fund	$60,820	$6,770	$80,965	$2,499
Bond Fund	$14,877	—	$12,054	—
Cash Investment Fund	$312,269	$118,391	$264,013	$9,520
Technology Fund	$220,974	$16,945	$235,463	$4,670
Healthcare Fund	$152,084	$2,316	$199,376	$10,000
Index 500 Fund	$803,413	$2,025	$1,047,966	$27
Intermediate Bond Fund	$28,141	$21,227	$22,980	$750
International Bond Fund	$6,276	$36,478	$8,777	$2,924
International Equity Fund	$13,634	$125,787	$12,655	—
Large-Cap Value Fund	$14,176	—	$14,693	—
Michigan Tax-Free Bond Fund	$5,799	—	$6,167	—
Micro-Cap Equity Fund	$129,916	$1,557	$282,671	$67,714
Mid-Cap Core Growth Fund	$6,592	—	$19,452	—
Large-Cap Core Growth Fund	$67,417	—	$75,548	—
Internet Fund	$662,196	$28,655	$915,287	$6,135
Power Plus Fund	$51,658	—	$54,439	—
Real Estate Equity Investment Fund	$8,143	$5,349	$11,937	$7,924
Small-Cap Value Fund	$34,167	—	$112,301	—
Tax-Free Money Market Fund	$211,604	—	$226,211	—
Tax-Free Short & Intermediate Bond Fund	$41,880	$6,761	$55,794	—

	Class B Shares
	Fiscal year ended June 30, 2003		Fiscal year ended June 30, 2004		Fiscal year ended June 30, 2005
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
Balanced Fund	$398,374	$210,419	$419,904	$101,100
Bond Fund	$88,187	$35,761	$69,681	$22,954
Cash Investment Fund	$149,752	$152,184	$227,658	$174,832
Technology Fund	$1,081,656	$655,942	$1,189,911	$409,809
Healthcare Fund	$924,050	$534,530	$1,158,960	$340,522
Index 500 Fund	$2,274,818	$517,352	$2,292,554	$374,657
Intermediate Bond Fund	$147,631	$40,364	$109,400	$49,147
International Bond Fund	$13,735	$2,355	$15,378	$2,623
International Equity Fund	$9,385	$4,671	$13,063	$2,248
Large-Cap Value Fund	$91,711	$48,618	$98,771	$21,600
Michigan Tax-Free Bond Fund	$11,873	$14,796	$11,089	$4,315
Micro-Cap Equity Fund	$372,268	$141,765	$512,785	$102,161
Mid-Cap Core Growth Fund	$23,276	$7,249	$54,970	$9,300
Large-Cap Core Growth Fund	$94,064	$27,195	$94,724	$31,669
Internet Fund	$3,051,014	$1,512,370	$4,140,160	$1,107,379
Power Plus Fund	$339,514	$263,015	$375,952	$163,344
Real Estate Equity Investment Fund	$44,530	$19,900	$69,374	$27,334
Small-Cap Value Fund	$253,907	$109,584	$402,879	$58,228
Tax-Free Short & Intermediate Bond Fund	$52,413	$10,301	$51,162	$22,428

	Class C Shares
	Fiscal year ended June 30, 2003		Fiscal year ended June 30, 2004		Fiscal year ended June 30, 2005
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
Balanced Fund	$160,283	$5,486	$166,803	$2,240
Bond Fund	$10,534	$3,181	$6,979	$165
Cash Investment Fund	$43,799	$2,614	$26,334	$1,185
Technology Fund*	$582,464	$16,105	$672,435	$3,759
Healthcare Fund	$461,001	$9,978	$546,289	$2,615
Intermediate Bond Fund	$19,445	$1,397	$15,430	$239
International Bond Fund	$6,363	$400	$12,108	$1,365
International Equity Fund	$13,795	$7,023	$14,597	—
Large-Cap Value Fund	$27,826	$342	$31,561	$267
Michigan Tax-Free Bond Fund	$9,744	$1	$4,861	$98
Micro-Cap Equity Fund	$225,439	$8,773	$374,757	$16,766
Mid-Cap Core Growth Fund*	$11,467	$736	$23,203	$434
Large-Cap Core Growth Fund	$35,124	$570	$49,366	$31
Internet Fund	$1,325,139	$21,613	$1,923,366	$28,420
Power Plus Fund*	$142,440	$18,597	$151,450	$2,016
Real Estate Equity Investment Fund	$12,507	$323	$19,902	$151
Small-Cap Value Fund	$89,513	$4,400	$247,055	$8,699
Tax-Free Short & Intermediate Bond Fund	$50,109	$1,640	$84,199	$3,891

*	Information provided is for Class II shares, which were subject to the same distribution and service fees payable by Class C shares under the Plan. Class II shares were converted and/or reclassified as Class C shares as of the close of business on October 31, 2003. Class II shares are no longer offered.

Class R Shares
Fiscal year ended June 30, 2005
Distribution and Service Fees
Balanced Fund
Healthcare Fund
Index 500 Fund
Micro-Cap Equity Fund
Mid-Cap Core Growth Fund
Internet Fund
Small-Cap Value Fund

The following amounts paid to the Distributor by the Funds (including when they were Predecessor Funds, if applicable) under the Plan for Class A shares during the fiscal year ended June 30, 2005 were spent on: [to be updated for 2005]

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Balanced Fund		$—	—		$—	—
Bond Fund		$—	—		$—	—
Cash Investment Fund		$—	—		$—	—
Technology Fund		$—	—		$—	—
Healthcare Fund		$—	—		$—	—
Index 500 Fund		$—	—		$—	—
Intermediate Bond Fund		$—	—		$—	—
International Bond Fund		$—	—		$—	—
International Equity Fund		$—	—		$—	—
Large-Cap Value Fund		$—	—		$—	—
Michigan Tax-Free Bond Fund		$—	—		$—	—
Micro-Cap Equity Fund		$—	—		$—	—
Mid-Cap Core Growth Fund		$—	—		$—	—
Large-Cap Core Growth Fund		$—	—		$—	—
Internet Fund		$—	—		$—	—
Power Plus Fund		$—	—		$—	—
Real Estate Equity Investment Fund		$—	—		$—	—
Small-Cap Value Fund		$—	—		$—	—
Tax-Free Money Market Fund		$—	—		$—	—
Tax-Free Short & Intermediate Bond Fund		$—	—		$—	—

The following amounts paid to the distributor by the Funds (including when they were Predecessor Funds, if applicable) under the Plan for Class B shares during the fiscal year ended June 30, 2005 were spent on: [to be updated for 2005]

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Balanced Fund	—	—	—		$—	$
Bond Fund	—	—	—		$—	$
Cash Investment Fund	—	—	—	$		$
Technology Fund	—	—	—		$—	$
Healthcare Fund	—	—	—		$—	$
Index 500 Fund	—	—	—		$—	$
Intermediate Bond Fund	—	—	—		$—	$
International Bond Fund	—	—	—		$—	$
International Equity Fund	—	—	—		$—	$
Large-Cap Value Fund	—	—	—		$—	$
Michigan Tax-Free Bond Fund	—	—	—		$—	$
Micro-Cap Equity Fund	—	—	—		$—	$
Mid-Cap Core Growth Fund	—	—	—		$—	$
Large-Cap Core Growth Fund	—	—	—		$—	$
Internet Fund	—	—	—		$—	$
Power Plus Fund	—	—	—		$—	$
Real Estate Equity Investment Fund	—	—	—		$—	$
Small-Cap Value Fund	—	—	—		$—	$
Tax-Free Short & Intermediate Bond Fund	—	—	—		$—	$

The following amounts paid to the distributor by the Funds (including when they were Predecessor Funds, if applicable) under the Plan for Class C shares during the fiscal year ended June 30, 2005 were spent on: [to be updated for 2005]

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Balanced Fund	—	—	—		$—	$
Bond Fund	—	—	—		$—	$
Cash Investment Fund				$		$
Technology Fund*	—	—	—		$—	$
Healthcare Fund	—	—	—		$—	$
Intermediate Bond Fund	—	—	—		$—	$
International Bond Fund	—	—	—		$—	$
International Equity Fund	—	—	—		$—	$
Large-Cap Value Fund	—	—	—		$—	$
Michigan Tax-Free Bond Fund	—	—	—		$—	$
Micro-Cap Equity Fund	—	—	—		$—	$
Mid-Cap Core Growth Fund*	—	—	—		$—	$
Large-Cap Core Growth Fund	—	—	—		$—	$
Internet Fund	—	—	—		$—	$
Power Plus Fund*	—	—	—		$—	$
Real Estate Equity Investment Fund	—	—	—		$—	$
Small-Cap Value Fund	—	—	—		$—	$
Tax-Free Bond Fund	—	—	—		$—	$
Tax-Free Short & Intermediate Bond Fund	—	—	—		$—	$

*	Information provided is for Class II shares, which were subject to the same distribution and service fees payable by Class C shares under the Plan. Class II shares were converted and/or reclassified as Class C shares as of the close of business on October 31, 2003. Class II shares are no longer offered.

The following amounts paid to the Distributor by the Funds (including when they were Predecessor Funds, if applicable) under the Plan for Class R shares during the fiscal year ended June 30, 2005 were spent on: [to be updated for 2005]

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Balanced Fund	—	—	—		$—	$
Healthcare Fund	—	—	—		$—	$
Index 500 Fund
Micro-Cap Equity Fund	—	—	—		$—	$
Mid-Cap Core Growth Fund*	—	—	—		$—	$
Internet Fund	—	—	—		$—	$
Small-Cap Value Fund	—	—	—		$—	$

Additional Compensation Paid to Intermediaries. In addition to paying fees under the Funds’ distribution and service plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. These additional fees paid by the Funds to intermediaries may take one of two forms: (i) basis point payments on net assets, and/or (ii) fixed dollar amount payments per shareholder account.

The Funds’ Advisor or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds, including affiliates of the Advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds.

Additional cash payments may be made by the Advisor or Distributor to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. In addition, while the Funds’ Distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Funds’ Distributor may, on occasion, pay the entire front-end sales charge to such intermediaries.

Currently, the Advisor has revenue sharing arrangements with approximately 15 intermediaries. The most significant of these arrangements are with Merrill Lynch, Wachovia Securities, LLC (formerly Prudential Securities Inc.) and UBS Financial Services. The Advisor also has revenue sharing arrangements with various of its affiliates including Comerica Bank and Comerica Securities. Revenue sharing payments to financial institutions are usually structured in any of three ways: (i) as a percentage of gross sales; (ii) as a percentage of net assets; and/or (iii) a fixed dollar amount. During the year ended December 31, 2003, the Advisor and/or Distributor accrued and/or paid approximately $500,000 to various unaffiliated entities pursuant to the revenue sharing arrangements applicable to all series of MST, MST II and @Vantage. The Advisor also paid approximately $8 million pursuant to revenue sharing arrangements with its affiliates applicable to all series of MST, MST II and @Vantage.

From time to time, the Funds’ service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

Custodian. State Street Bank and Trust Company located at One Lincoln Street, Boston, MA 02111, serves as the custodian (“State Street” or “Custodian”) to the Funds. Pursuant to the terms and provisions of the custodian contract between State Street, MST and MST II, State Street keeps the books of account for each Fund.

Transfer and Dividend Disbursing Agent. PFPC Inc. (“Transfer Agent”) located at 4400 Computer Drive, Westborough, Massachusetts 01581 serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement with MST, MST II and @Vantage under which the Transfer Agent (i) issues and redeems shares of each Fund; (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (iii) maintains shareholder accounts; (iv) responds to correspondence by shareholders of the Funds; (v) makes periodic reports to the Board concerning the operations of the Funds; and (vi) conducts certain anti-money laundering activities on behalf of the Funds.

Comerica Bank. As stated in each Fund’s Prospectus, Class K Shares of the Funds are sold to customers of banks and other institutions. Such banks and institutions may include Comerica Bank, its affiliates and subsidiaries and other institutions that have entered into agreements with the Funds providing for shareholder services for their customers.

Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. The Administrator, the Transfer Agent and the Custodian each receive a separate fee for their respective services. In approving the Administration Agreement, the Custodian Contract and the Transfer Agency Agreement, the Board considered the services that are to be provided under their respective agreements, the experience and qualifications of the respective service contractors, the reasonableness of the fees payable in comparison to the charges of competing vendors, the impact of the fees on the estimated total ordinary operating expense ratio of the Funds and whether or not the Custodian or the Transfer Agent is affiliated with the Funds or the Advisor. The Board also considered its responsibilities under Federal and state law in approving these agreements.

Except as noted in this SAI, the Funds’ service contractors bear all expenses in connection with the performance of their services and each Fund bears the expenses incurred in its operations. Expenses borne by the Funds include, but are not limited to, fees paid to the Advisor, the Administrator, the Custodian and the Transfer Agent; fees and expenses of officers and the Board; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying each Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders’ meetings and proxy solicitations; fidelity bond and directors’ and officers’ liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of MST, MMFT or @Vantage that are not readily identifiable as belonging to a particular investment portfolio are allocated among all investment portfolios of MST, MST II and @Vantage by or under the direction of the Board in a manner that the Board determines to be fair and equitable, taking into consideration whether it is appropriate for expenses to be borne by a Fund in addition to the other series of MST and MST II, as applicable. The Advisor, the Administrator, the Custodian and the Transfer Agent may voluntarily waive all or a portion of their respective fees and/or reimburse certain Fund expenses from time to time.

CODES OF ETHICS

MST, MST II, @Vantage and the Advisor have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of MST, MST II, @Vantage and the Advisor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics may be examined at the office of the SEC in Washington, DC or on the Internet from the SEC’s website at http:\\www.sec.gov.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor causes investment decisions for each of the Funds to be made and oversees the placement of purchase and sale orders for portfolio securities on behalf of the Funds.

Consistent with the Combined Advisory Agreement and World Advisory Agreement for the Funds, the Advisor selects broker-dealers to execute transactions on behalf of the Funds using its best efforts to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor considers all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, anonymity and confidentiality, promptness, the quality of any research provided (i.e., quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker), the net results of specific transactions, the difficulty of execution, the size of the order, the operational facilities of the broker-dealer, the broker-dealer’s risk in positioning a block of securities, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. While the Advisor generally seek reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Funds and/or other accounts over which the Advisor or its affiliates exercise investment discretion. The Advisor may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Advisor in connection with the Advisor’s services to other clients.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Transactions on U.S. stock exchanges generally involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions that are generally fixed.

Over-the-counter issues, including corporate debt and government securities, are normally traded through dealers on a “net” basis (i.e., without commission), or directly with the issuer. With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the instruments except in those circumstances where more favorable prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

Each of the Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor believes such practice to be in such Fund’s best interests.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and one or more other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner the Advisor believes to be equitable to each such account. Although the Advisor seeks the most favorable overall net results for all of the accounts in any aggregated transaction, in some cases, this practice may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

The Funds will not purchase any securities while the Advisor or any affiliated person (as defined in the 1940 Act) is a member of any underwriting or selling group for such securities except pursuant to procedures adopted by the Board, in accordance with Rule 10f-3 under the 1940 Act.

Under the 1940 Act, persons affiliated with the Advisor, the Distributor and their affiliates are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

The table below shows information on brokerage commissions paid by each of the Funds (including when they were Predecessor Funds, if applicable) for the last three fiscal years, all of which were paid to entities that are not affiliated with the Funds or the Advisor. Significant changes in brokerage commissions paid by a Fund from year to year are primarily due to varying Fund asset levels. In several cases when commissions decreased, the Funds benefited from increased usage of electronic communication networks (ECNs) for trading and exchange-traded funds (ETFs) for managing cash. [to be updated for 2005]

	Fiscal year ended June 30, 2003	Fiscal year ended June 30, 2004	Fiscal year ended June 30, 2004
Balanced Fund	$132,233	$171,137	$
Technology Fund	$964,817	$764,567	$
Healthcare Fund	$628,813	$800,380	$
Index 500 Fund	$51,131	$40,871	$
International Equity Fund	$103,959	$31,011	$
Large-Cap Value Fund	$150,631	$91,199	$
Micro-Cap Equity Fund	$687,527	$671,206	$
Mid-Cap Core Growth Fund	$67,624	$169,407	$
Large-Cap Core Growth Fund	$394,728	$135,921	$
Internet Fund	$2,554,968	$2,380,881	$
Power Plus Fund	$692,477	$281,544	$
Real Estate Equity Investment Fund	$45,107	$52,966	$
Small-Cap Value Fund	$482,044	$639,666	$

Each of the Funds are required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year and state the value of such holdings. As of June 30, 2005 the Funds (including when they were Predecessor Funds, if applicable) held securities in the indicated firms as follows: the                      Fund held securities of                      valued at $                    . [to be updated for 2005]

Since the Money Market Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net investment income of a Money Market Fund. The portfolio turnover rate of each Fund is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were 397 days or less for the Money Market Funds or one year or less for the Equity and Bond Funds) by the monthly average value of the securities held by the Fund during the year. Each Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year.

The portfolio turnover rate of each Fund (including when it was a Predecessor Fund, if applicable) is set forth below. Significant changes in turnover rates from year to year are primarily due to varying levels of purchase and redemption activity in Fund shares. As the level or direction of transactions in Fund shares varies, portfolio managers must manage cash and make purchase and sale decisions in response to Fund share transactions. To the extent a Fund has foreign currency exposure, the effect of these fluctuations can be multiplied.

Turnover for all Funds was impacted by changes in purchase and redemption activity between fiscal 2004 to fiscal 2005. The Tax-Free Short & Intermediate Bond Fund made certain changes in fiscal 2004 in the methods used to implement investment strategies that impacted portfolio turnover. In fiscal 2004, the Small-Cap Value Fund saw reduced portfolio turnover when catalysts for purchase or sale decisions, such as earnings announcements, were primarily in one direction. The Bond Fund’s turnover rate was also impacted heavily by a decrease in the supply of new corporate issuances in fiscal 2004, compared to the previous year. [to be updated for 2005]

	Portfolio Turnover Rate Fiscal Year Ended June 30, 2004	Portfolio Turnover Rate Fiscal Year Ended June 30, 2005
Balanced Fund	65%
Bond Fund	148%
Technology Fund	53%
Healthcare Fund	68%
Index 500 Fund	2%
Intermediate Bond Fund	86%
International Bond Fund	64%
International Equity Fund	37%
Large-Cap Value Fund	31%
Michigan Tax-Free Bond Fund	11%
Micro-Cap Equity Fund	52%
Mid-Cap Core Growth Fund	53%
Large-Cap Core Growth Fund	43%
Internet Fund	43%
Power Plus Fund	41%
Real Estate Equity Investment Fund	22%
Small-Cap Value Fund	43%
Tax-Free Short & Intermediate Bond Fund	23%

ADDITIONAL PURCHASE, REDEMPTION, EXCHANGE AND

CONVERSION INFORMATION

Purchases. As described in the Prospectuses (including the Shareholder Guide), shares of each of the Funds may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker, financial advisor or other intermediary. The Funds have authorized one or more financial service institutions to receive on their behalf purchase orders. Certain of these financial services institutions are authorized to designate plan administrator intermediaries to receive purchase orders on behalf of the Funds. To the extent permitted by law, the Funds will be deemed to have received a purchase order when an authorized financial services institution or, if applicable, the financial services institution’s authorized designee, receives the order. Orders will be priced at the applicable Fund’s Net Asset Value next computed after they are received by an authorized financial services institution or its authorized designee.

In-Kind Purchases. Payment for shares of a Fund (other than the Real Estate Equity Investment Fund) may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for such Fund as described in the Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurance that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities. Call the Funds at (800) 438-5789 for more information.

Dealer Reallowances. At the time of purchase, the Distributor will generally pay a commission (as a percentage of the offer price) to the broker of record as follows:

•	Class A Shares of the Equity Funds (except Index 500 Fund)

Amount of Purchase	Commission
Less than $25,000	5.00%
$25,000 up to $50,000	4.75%
$50,000 up to $100,000	4.00%
$100,000 up to $250,000	3.25%
$250,000 up to $500,000	2.25%
$500,000 up to $1 million	1.25%
$1 million or more	See below *

*	For investments of $1 million or more, the Distributor will pay a finder’s fee to brokers and other entities (as permitted by applicable law) who initiate and are responsible for such purchases as follows: 1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million.

•	Class A Shares of the Index 500 Fund

Amount of Purchase	Commission
Less than $100,000	2.25%
$100,000 up to $250,000	1.75%
$250,000 up to $500,000	1.25%
$500,000 up to $1 million	0.75%
$1 million or more	None

•	Class A Shares of the Bond Funds, International Bond Fund and Tax-Free Bond Funds

Amount of Purchase	Commission
Less than $100,000	3.75%
$100,000 up to $250,000	2.75%
$250,000 up to $500,000	1.75%
$500,000 up to $1 million	1.00%
$1 million or more	See below **

**	For investments of $1 million or more, the Distributor will pay a finder’s fee to brokers and other entities (as permitted by applicable law) who initiate and are responsible for such purchases as follows: 1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million.

•	Class B Shares of the Funds (except Index 500 Fund): 4.00%

•	Class B Shares of the Index 500 Fund: 2.00%

•	Class C Shares of the Funds: 1.00%

Employee Benefit Plan Sales Charge Waivers for Class A Shares. The Funds may waive the initial sales charge on purchases of Class A shares by employer sponsored retirement plans that are (i) qualified under Section 401(a) or Section 403(b) of the Internal Revenue Code and (a) that invest $1,000,000 or more in Class A shares offered by The Munder Funds, (b) that have at least 75 eligible plan participants or (c) for which certain types of shareholder services are provided to plan participants pursuant to an agreement with the Funds; (ii) administered by BISYS (formerly Universal Pensions, Inc.) for employees participating in an employer-sponsored or administered retirement program under Section 408A of the Internal Revenue Code; or (iii) administered by Merrill Lynch Group Employee Services (“Merrill Lynch”) if (a) the plan’s recordkeeper on a daily valuation basis is Merrill Lynch and, on the date the plan sponsors signs the Merrill Lynch Recordkeeping Service Agreement, the plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. (MLAM) that are made available pursuant to a Services Agreement between Merrill Lynch and the Funds’ distributor and in funds advised or managed by MLAM (collectively “Applicable Investments”), (b) the plan’s recordkeeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or (c) the plan has 5000 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement. In addition, we will waive the CDSC of 1% charged on certain redemptions within one year of purchase for such accounts.

CMS Energy Sales Charge Waiver for Class A Shares. The Funds may waive the initial sales charge on purchases of Class A shares for employees of CMS Energy. The sales charge will only be waived if the CMS employee is participating in a Munder prototype Roth IRA plan by way of payroll deduction from CMS.

Sales Charge Waiver for Class A Shares of the Internet Fund. The Internet Fund will waive the initial sales charge on subsequent purchases of Class A shares by individuals who were shareholders of the Internet Fund prior to June 1, 1998.

Investment Minimums. All initial Fund purchases are subject to the per Fund investment minimums stated in the Prospectuses. If an investment in Class A, Class B or Class C shares of a Fund falls below the applicable minimum, a $6 quarterly fee, to be paid by liquidating shares, may be charged to that account. If a contingent deferred sales charge (“CSDC”) applies on the shares liquidated to pay this fee, it will be included in the $6 charge; that is, only $6 worth of shares in your account will be redeemed during any quarter.

Retirement Plans. Shares of each of the Funds may be purchased in connection with various types of tax deferred retirement plans, including traditional and Roth individual retirement accounts (“IRAs”), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans), simplified employee pension IRAs and Education Savings Accounts (“ESAs”). An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is charged to all IRA, 403(b) and ESA accounts. This fee must be paid in December of each year and may be paid by check or by liquidating shares from the account. Any applicable CDSC will be waived on shares liquidated to pay to the fee.

Redemptions. The redemption price for Fund shares is the net asset value next determined after receipt of the redemption request in proper form. The redemption proceeds will be reduced by the amount of any applicable CDSC and/or short-term trading fee.

Redemption proceeds are normally paid in cash; however, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

The Funds have authorized one or more financial service institutions to receive on their behalf redemption orders. Certain of these financial services institutions are authorized to designate plan administrator intermediaries to receive redemption orders on behalf of the Funds. To the extent permitted by law, the Funds will be deemed to have received a redemption order when an authorized financial services institution or, if applicable, the financial services institution’s authorized designee, receives the order. Orders will be priced at the applicable Fund’s Net Asset Value next computed after they are received by an authorized financial services institution or its authorized designee.

Contingent Deferred Sales Charges. For Class A shares that were purchased without paying a sales charge as part of a $1 million investment, a CDSC will apply to redemptions made within one year of purchase if a sales commission was paid by the Funds at the time of the initial investment. Subject to any applicable waivers, a CDSC will also apply to redemptions of Class B shares within six years of purchase and to redemptions of Class C shares within one year of purchase. Any Class C shares that were purchased by exchange from Class II shares and any Class II shares that were converted and/or reclassified as Class C shares as of October 31, 2003 will be subject to the one-year CDSC time period applicable to Class C shares, rather than the eighteen month period that applied at the time of the purchase of the Class II shares. In each case, the CDSC is based on the original net asset value at the time of investment or the net asset value at the time of redemption, whichever is lower. The Prospectuses describe the applicable CDSC schedules.

The holding period for Class A, Class B or Class C shares of a Fund acquired through an exchange will be calculated from the date that the initial purchase of Class A, Class B or Class C shares, as applicable, was made. For Class C shares of a Fund acquired through an exchange of Class II shares (which are no longer offered by the Funds) or for Class II shares that were converted and/or reclassified as Class C shares on October 31, 2003, the applicable holding period will be calculated from the date of the initial purchase of Class II shares. For Class A shares of a Fund acquired through an exchange, the applicable CDSC amount will be based on the CDSC that applied to the Fund initially purchased and the holding period will be calculated from the date of such initial purchase.

Contingent Deferred Sales Charge Waivers for Class B Shares. In addition to the waivers described in the Prospectus and Shareholder Guide, the Funds will waive the CDSC payable upon redemptions of Class B shares of the Fund purchased after December 1, 1998 (or acquired through an exchange of shares of another Munder Fund purchased after December 1, 1998) made from an IRA or other individual retirement plan account established through Comerica Securities, Inc. after the shareholder has reached age 59½ and after the eighteen month anniversary of the purchase of Fund shares.

The Funds will also waive the CDSC payable on redemptions of Class B shares by plans administered by Merrill Lynch that would be eligible for the Class A shares sale charge waivers described above.

Short-Term Trading Fees. If you redeem or exchange Class A, Class B, Class C, Class K, Class R or Class Y shares of the Equity Funds, the Balanced Fund or the International Bond Fund within 60 days of purchase, you may be subject to a 2% short-term trading fee upon redemption or exchange based on net assets at the time of redemption or exchange. If a CDSC also applies upon redemption or exchange, it will be assessed in addition to the 2% fee. For instance, if you redeem Class C shares within 60 days of purchase, you will be charged a total of 3% upon redemption; that is, a 1% CDSC, plus a 2% short-term trading fee.

The ability to assess a short-term trading fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems functionality applicable to these types of accounts. As a result, exemptions from the short-term trading fee may apply to these types of accounts. The Funds encourage all brokers, retirement plan administrators and fee-based program sponsors to develop the systems functionality necessary to support the assessment of short-term trading fees and to implement such systems when available.

Involuntary Redemptions. A Fund may involuntarily redeem any account if its value falls below the applicable minimum initial investment for the account, or $2,500, whichever is lower. A notice of redemption, sent by first-class mail to the investor’s address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to the required level. A Fund may also redeem an account involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers, other tax-related certifications, or if the Fund is unable to verify the account holder’s identity. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

Conversion of Class B Shares to Class A Shares. Class B shares of a Fund purchased after June 16, 2003 will automatically convert to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance of such Class B shares.

If you acquired Class B shares of a Fund before June 16, 2003, but after November 8, 2000, or by exchanging shares of another Munder Fund that you purchased before June 16, 2003, but after November 8, 2000, those shares will automatically convert to Class A shares on the first business day of the month in which the eighth anniversary of the original purchase occurs. If you acquired Class B shares of a Fund before November 8, 2000 or by exchanging shares of another Munder Fund that you purchased before November 8, 2000, those shares will automatically convert to Class A shares on the first business day of the month in which the sixth anniversary of the original purchase occurs. All Class B share conversions will be effected at the relative net asset values per share of the two classes.

Telephone Exchanges. The Funds reserve the right at any time to suspend or terminate the telephone exchange privilege or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone exchanges. Neither the Funds nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone exchanges effected upon instructions believed by them to be genuine. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that exchange instructions communicated by telephone are genuine. The procedures currently include a recorded verification of the shareholder’s name, account number and other identifying information, followed by the mailing of a statement confirming the transaction, which is sent to the address of record.

Exchanges from the Internet Fund. When Class A shares of the Internet Fund that were issued without the imposition of a sales load in connection with the reorganization of the Amerindo Technology Fund with and into the Munder Internet Fund are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

Other Purchase and Redemption Information. Each of the Funds reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, each of the Funds may also suspend or postpone the recording of the transfer of its shares.

In addition, each of the Funds may compel the redemption of, reject any order for, or refuse to give effect on the Fund’s books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications as the Fund may request. Each of the Funds may also redeem shares involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications.

Brokers may charge their customers a processing or service fee in connection with the purchase or redemption of Funds’ shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. An investor’s broker will provide them with specific information about any processing or service fees them will be charged.

NET ASSET VALUE

Money Market Funds. In seeking to maintain a stable net asset value of $1.00 per share with respect to the Money Market Funds, portfolio securities are valued according to the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. The Board has established procedures reasonably designed, taking into account current market conditions and the Funds’ investment objectives, for the purpose of maintaining a stable net asset value of $1.00 per share for each Money Market Fund for purposes of sales and redemptions. These procedures include a review by the Board, at such intervals as they deem appropriate, of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Fund, the Board will promptly consider whether any action should be initiated and, if so, what action. If the Board believes that the extent of any deviation from a Money Market Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce any such dilution or unfair results to the extent reasonably practicable. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

Pursuant to Rule 2a-7 under the 1940 Act, each of the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that such Funds will not purchase any security with a remaining maturity (within the meaning of Rule 2a-7 under the 1940 Act) greater than 397 days (securities subject to repurchase agreements, variable and floating rate securities, and certain other securities may bear longer maturities), nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. In addition, the Funds may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are “First Tier Securities” at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two NRSROs or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and such security has received a short-term rating by an NRSRO. The Advisor will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by the Board. There can be no assurance that a constant net asset value will be maintained for each Money Market Fund.

All Funds. Equity securities traded on a national securities exchange, except for securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market, are valued at the last sale price. If there were no sales of such securities on the date of valuation, but where closing bid and asked prices for such day are available, then such securities will be valued at the mean between the most recently quoted bid and asked prices. Equity securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price (“NOCP”), unless the NOCP is not available, in which case the value will be the Consolidated Closing Price (“CCP”) reported by Nasdaq. The NOCP will be calculated at 4:00:02 p.m. Eastern time on each business day as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, then the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the evaluated bid prices.

In the event that market quotations, as described above, are not readily available for any security, the security may be valued using pricing services or broker-dealer quotations. Each of the Funds may employ pricing services selected by the Advisor, and approved by the Board, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. If a pricing service cannot provide a valuation for the security, the security may be valued by using quotations from a broker-dealer selected by the Advisor.

Where no last sales price is available for a Depositary Receipt (defined to include an ADR, GDR, EDR or NYR) on the exchange or market where it is principally traded, the Depositary Receipt will be valued at the closing sales price of its underlying security on the security’s principal foreign exchange, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued at the mean between the most recently quoted bid and asked prices of its underlying security on the valuation date, multiplied by (i) the relevant exchange rate and (ii) the conversion rate of the Depositary Receipt to one share of its underlying security.

Securities which are principally traded outside of the U.S. are valued at the last quoted sales price on the security’s principal exchange, except with respect to securities trading on the London Stock Exchange. Less actively-traded securities trading on the London Stock Exchange, generally referred to as “Non-SETS” traded securities are valued at the mid-price between the bid and ask prices. All other securities traded on the London Stock Exchange are valued at the last quoted sales price or other closing price determined by the London Stock Exchange. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the prevailing exchange rate at the close of the London Stock Exchange.

Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed, but prior to the calculation of the relevant Fund’s net asset value that is likely to materially affect the value of any foreign security held by the Fund (i.e., a “significant event”), the security will be valued by the Funds’ Pricing Committee, which is made up of the Advisor’s Officers and employees as designated from time to time by management of the Advisor, using pricing procedures that have been approved by the Board in order to determine the security’s fair value. The procedures require the Funds’ Pricing Committee to meet when a security’s market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of an affected Fund’s portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for that Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two voting members of the Pricing Committee are required to approve a valuation determination or procedural change. However, due to the unexpected nature of many day-to-day pricing matters and the limited amount of time available to make a pricing determination, a single member of the Pricing Committee may act on behalf of the full Committee when the other members are not readily available to participate in the determination before the applicable deadline.

Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts.

The Board has adopted special procedures for valuing securities held by the International Equity Fund that are traded principally on an overseas market or exchange (“Foreign Security”). On each day on which the net asset value of the Fund is calculated, if the change in the value of the U.S. equity markets (as represented by the S&P 500® Index or another appropriate benchmark) exceeds a specific threshold, each Foreign Security held by the Fund will be fair valued by using a value determined by an independent pricing agent (based upon changes in the values of certain markets, indices and/or securities) rather than using the last closing price of such Foreign Security on its principal overseas market or exchange. Each of the fair value determinations made by the independent pricing agent is subject to adjustment by the Pricing Committee. The specific threshold for fair valuing Foreign Securities may be revised, from time to time, by the Board as it deems appropriate and necessary. In addition, the Pricing Committee will regularly monitor and review the valuations provided by the pricing agent and will periodically report to the Board on the pricing agent’s performance.

In addition to fair valuations made by the Funds’ Pricing Committee with respect to significant events, restricted and illiquid securities (including venture capital investments) and securities and assets for which a current market price is not readily available will be valued by the Funds’ Pricing Committee at their fair value pursuant to pricing procedures adopted by the Funds’ Board.

Index Funds. In certain instances, a Fund whose investment objective is to track the performance of an index (i.e., an “Index Fund”) may be unable to obtain a current market value for a security held by the Index Fund by (i) using readily available market quotations, (ii) using pricing services, or (iii) obtaining broker-dealer quotations. In such circumstances, the security may be valued using the last reported market quotation, if using such market quotation will not materially affect the Index Fund’s net asset value.

Minutes of all Pricing Committee meetings are reviewed by the Advisor and provided to the Board at its next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Board’s input on any particular issue.

All cash, receivables and current payables are carried on each Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board.

PERFORMANCE INFORMATION

From time to time, quotations of a Fund’s performance may be included in advertisements, sales literature, or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

Yield of the Money Market Funds. The Money Market Funds’ current and effective yields are computed using standardized methods required by the SEC. The annualized yield is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and any additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. Based on the foregoing computations, the table below shows the annualized yields for all share classes of the Cash Investment and Tax-Free Money Market Funds for the seven-day period ended June 30, 2005. [to be updated for 2005]

	Class A Yield	Class B Yield	Class C Yield	Class K Yield	Class Y Yield
Cash Investment Fund
Tax-Free Money Market Fund

	Class A Effective Yield	Class B Effective Yield	Class C Effective Yield	Class K Effective Yield	Class Y Effective Yield
Cash Investment Fund
Tax-Free Money Market Fund

In addition, a standardized “tax-equivalent yield” may be quoted for the Tax-Free Money Market Fund, which is computed by: (a) dividing the portion of the Fund’s yield (as calculated above) that is exempt from Federal income tax by 1 minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal income tax. For the seven-day period ended June 30, 2005 the tax-equivalent yield for Class A, Class K and Class Y shares of the Tax-Free Money Market Fund were             % (Class A),             % (Class K) and             % (Class Y) calculated for all share classes based on a stated tax rate of 31%. The fees which may be imposed by institutions on their customers are not reflected in the calculations of yields for the Funds.

Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each Fund will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each Fund’s investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.

Performance of the Non-Money Market Funds-Yield. The standard 30-day yield for each of the Bond Funds, the Tax-Free Bond Funds and the International Bond Fund is calculated in accordance with the method prescribed by the SEC for mutual funds:

YIELD = 2 [( a-b + 1)[6] - 1]
cd

Where:

a = dividends and interest earned by a Fund during the period;

b = expenses accrued for the period (net of reimbursements and waivers);

c = average daily number of shares outstanding during the period entitled to receive dividends;

d = maximum offering price per share on the last day of the period.

For the purpose of determining interest earned on debt obligations purchased by a Fund at a discount or premium (variable “a” in the formula), each Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by a Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.

Interest earned on tax-exempt obligations that are issued without original issue discount and that have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

With respect to mortgage- or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable “b” in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund’s mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable “d” in the formula). A Fund’s maximum offering price per share for purposes of the formula includes the maximum sales charge imposed — currently 5.50% of the per share offering price for Class A Shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and the Balanced Fund and 4.00% of the per share offering price for Class A Shares of the Bond Funds, International Bond Fund and Tax-Free Bond Funds. The tax-equivalent yield for each Tax-Free Bond Fund below is based on a stated Federal tax rate of 31% and, with respect to Michigan Tax-Free Bond Fund, a Michigan state tax rate of 4%.

The standard yields and/or tax-equivalent yields of the Class A, Class B, Class C, Class K, Class R and Class Y Shares of the following Funds (including when they were Predecessor Funds) for the 30-day period ended June 30, 2005 were: [to be updated for 2005]

30-Day Yield
	Class A	Class B	Class C	Class K	Class R	Class Y
Bond Fund
Intermediate Bond Fund
International Bond Fund
Michigan Tax-Free Bond Fund
Tax-Free Short & Intermediate Bond Fund

	Tax-Equivalent 30-Day Yield						Tax-Equivalent 30-Day Yield
	Class A	Class B	Class C	Class K	Class R	Class Y
Bond Fund
Intermediate Bond Fund
International Bond Fund
Michigan Tax-Free Bond Fund
Tax-Free Short & Intermediate Bond Fund

Average Annual Total Returns. “Average annual total return” figures shown below are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)[n]=ERV

Where:

P	=	a hypothetical initial payment of $1,000.

T	=	average annual total return.

n	=	number of years.

ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, assuming reinvestment of all dividends and distributions.

Average Annual Total Return After Taxes on Distributions. “Average annual total return after taxes on distributions” figures shown below are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)[n]=ATVD

Where:

P	=	a hypothetical initial payment of $1,000.

T	=	average annual total return (after taxes on distributions).

n	=	number of years.

ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Return After Taxes on Distributions and Redemptions. “Average annual total return after taxes on distributions and redemptions” figures shown below are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)[n]=ATVDR

Where:

P	=	a hypothetical initial payment of $1,000.

T	=	average annual total return (after taxes on distributions and redemptions).

n	=	number of years.

ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Non-Standardized Performance - Aggregate Total Return. Each Fund that advertises its “aggregate total return” computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

ERV-1
Aggregate Total Return =	P

The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable “ERV” in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period. The Funds’ average annual total return and load adjusted aggregate total return quotations for Class A shares will reflect the deduction of the maximum sales charge charged in connection with the purchase of such shares – currently 5.50% of the per share offering price for Class A shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and the Balanced Fund and 4.00% of the per share offering price for Class A shares of the Bond Funds, International Bond Fund and Tax-Free Bond Funds; and the Funds’ load adjusted average annual total return and load adjusted aggregate total return quotations for Class B shares will reflect any applicable CDSC; provided that the Funds may also advertise total return data without reflecting any applicable CDSC sales charge imposed on the purchase of Class A shares or Class B shares in accordance with the views of the SEC. Quotations that do not reflect the sales charge will, of course, be higher than quotations which do.

All Funds. The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

From time to time, in advertisements or in reports to shareholders, a Fund’s yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives or compared to stock or other relevant indices. In addition, the tax-equivalent yield (and hypothetical examples illustrating the effect of tax-equivalent yields) of a Fund may be quoted in advertisements or reports to shareholders. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

TAXES

The following summarizes certain additional Federal and state income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds’ Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the Federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

General. Each Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, each Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (“Distribution Requirement”) and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (“Income Requirement”).

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trade or business.

Distributions of net investment income received by a Fund from investments in debt securities and any net realized short-term capital gains distributed by a Fund will be taxable to shareholders as ordinary income (other than interest on tax-exempt municipal obligations held by the Tax-Free Bond Funds and Tax-Free Money Market Fund) and will not be eligible for the dividends-received deduction for corporations.

Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Each of the Funds expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations. Due to the investment strategies of the Money Market Funds, the Funds will not typically derive net long-term capital gains.

In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of “qualifying dividends” received by such Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a “qualifying dividend” if it has been received from a domestic corporation.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from the Funds investing primarily in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, certain Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund’s current and accumulated earnings and profits.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made by each of the Funds each year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in each such month and a payment date during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury at the current rate of 28% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

Disposition of Shares. Upon the redemption or sale of shares of a Fund, a shareholder generally may realize a capital gain or loss depending upon his or her basis in the shares. Assuming the applicable Money Market Fund continuously maintains a net asset value of $1.00 per share of such Fund, a shareholder of such a Fund will not recognize gain or loss upon a sale or exchange of such shares. Any such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, generally, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires the shares of the same or another fund and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of regulated investment company shares. The term “reinvestment right” means any right to acquire shares of one or more funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

Tax-Free Bond Funds and Tax-Free Money Market Fund. The Michigan Tax-Free Bond Fund, Tax-Free Short & Intermediate Bond Fund, and Tax-Free Money Market Fund are designed to provide investors with current tax-exempt interest income. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Internal Revenue Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would it not gain any additional benefit from the Funds’ dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Funds may not be an appropriate investment for entities which are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” generally include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

In order for the Funds to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of each Fund’s taxable year at least 50% of the value of the Fund’s assets must consist of tax-exempt municipal obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder’s gross income for regular Federal income tax purposes. However, all shareholders required to file a Federal income tax return are required to report the receipt of exempt-interest dividends and other tax-exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax in two circumstances. First, exempt-interest dividends derived from certain “private activity” bonds issued after August 7, 1986 will generally constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining the amount of certain adjustments for alternative minimum tax purposes. Receipt of exempt-interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such dividends.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally is not deductible for Federal income tax purposes if the Funds distribute exempt-interest dividends during the shareholder’s taxable year.

Investors may be subject to state and local taxes on income derived from an investment in a Fund. In certain states, income derived from a Fund which is attributable to interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before investing in a Fund.

Michigan Tax Considerations - Michigan Tax-Free Bond Fund and Tax-Free Short & Intermediate Bond Fund. Dividends paid by the Michigan Tax-Free Bond Fund and Tax-Free Short & Intermediate Bond Fund that are derived from interest attributable to municipal obligations issued by the state of Michigan or its political subdivisions (“Michigan Municipal Obligations”) will be exempt from Michigan income tax and the Michigan Single Business Tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations, such dividends will be subject to Michigan income tax and the Michigan Single Business Tax, even though the dividends may be exempt for Federal income tax purposes.

In particular, gross interest income and dividends derived from obligations or securities of the State of Michigan and its political subdivisions, exempt from Federal income tax, are exempt from Michigan income tax under Act No. 281, Public Acts of Michigan, 1967, as amended, and are exempt from Michigan Single Business Tax under Act No. 228, Public Acts of Michigan, 1975, as amended. The Michigan income tax act levies a flat-rate income tax on individuals, estates, and trusts. The Single Business Tax Act levies a tax upon the “adjusted tax base” of most individuals, corporations, financial organizations, partnerships, joint ventures, estates, and trusts with “business activity” in Michigan.

The transfer of obligations or securities of the State of Michigan and its political subdivisions by the Fund, as well as the transfer of Fund shares by a shareholder, is subject to Michigan estate taxes and taxes measured by gain on the sale, payment, or other disposition thereof.

International Equity Fund and International Bond Fund. Income received by the International Equity Fund and the International Bond Fund (or any other Fund that invests in foreign securities) from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds’ shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund’s assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax due, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to limitations, including the restriction that the credit may not exceed the shareholder’s United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund’s gains and losses from the sale of securities will generally be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source “passive income”, such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, only a portion of the foreign tax credit will be allowed to offset any alternative minimum tax imposed on corporations and individuals. In addition, both the Fund and a shareholder must satisfy minimum holding period requirements with respect to foreign taxes on dividends. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

Taxation of Certain Financial Instruments. Special rules govern the Federal income tax treatment of financial instruments that may be held by some of the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement, all described above.

Original Issue Discount. The Funds may purchase debt securities with original issue discount. Original issue discount represents the difference between the original price of the debt instrument and the stated redemption price at maturity. Original issue discount is required to be accreted on a daily basis and is considered interest income for tax purposes and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Market Discount. The Funds may purchase debt securities at a discount in excess of the original issue discount to the stated redemption price maturity (for debt securities without original issue discount), and this discount is called market discount. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.

Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Internal Revenue Code Section 1234. Pursuant to Internal Revenue Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Any regulated futures and foreign currency contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked to market” (that is, treated as sold at fair market value), with the result that unrealized gains or losses are treated as though they were realized.

Generally, hedging transactions, if any, undertaken by a Fund may result in “straddles” for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Each of the Funds may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, and may defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be more than or less than the distributions of a fund that did not engage in such hedging transactions.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be taxed at the rate of tax applicable to ordinary income.

The diversification requirements applicable to a Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures or forward contracts.

Constructive Sales. IRS rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Currency Fluctuations - “Section 988” Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures, and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies. Certain Funds may invest in shares of foreign corporations that may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets, or 75% or more of its gross income is passive income. If a Fund receives a so-called “excess distribution” with respect to PFIC shares, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Each of the Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

State, Local and Foreign Taxes. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations are exempt from taxation.

Foreign Shareholders. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. The foregoing discussion relates only to U.S. Federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

Under recently enacted legislation, a Fund would be able to designate certain distributions as being derived from net interest income or net short-term capital gains and such designated distributions would generally not be subject to U.S. tax withholding. The new provision would apply with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008. It should also be noted that the provision does not eliminate all withholding on distributions by a registered investment company to foreign investors. Distributions that are derived from dividends on corporate stock or from ordinary income other than interest would still be subject to withholding. As an example, foreign currency gains and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors.

Other Taxation. Distributions by a Fund and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment.

Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in a Fund and particular questions of U.S. Federal, state and local taxation.

ADDITIONAL INFORMATION CONCERNING SHARES

MST is a Delaware statutory trust. MST II is a Massachusetts business trust. Under the each Declaration of Trust of MST and MST II, the beneficial interest in MST or MST II may be divided into an unlimited number of full and fractional transferable shares. MST’s and MST II’s Declarations of Trust authorize the Board to classify or reclassify any authorized but unissued shares of MST and MST II into one or more additional portfolios (or classes of shares within a portfolio) by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Pursuant to such authority, MST’s Board has authorized the issuance of an unlimited number of shares of beneficial interest in MST, representing interests in the Balanced Fund, Bond Fund, Cash Investment Fund, Technology Fund, Index 500 Fund, Intermediate Bond Fund, International Bond Fund, International Equity Fund, Large-Cap Value Fund, Michigan Tax-Free Bond Fund, Micro-Cap Equity Fund, Mid-Cap Core Growth Fund, Large-Cap Core Growth Fund, Internet Fund, Power Plus Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund, Small-Mid Cap Fund, Tax-Free Short & Intermediate Bond Fund and Tax-Free Money Market Fund. The shares of each Fund (other than the Balanced Fund, Index 500 Fund, Micro-Cap Equity Fund, Mid-Cap Core Growth Fund, Internet Fund, Small-Cap Value Fund and Tax-Free Money Market Fund) are offered in five separate classes: Class A, Class B, Class C, Class K and Class Y shares. The Balanced Fund, Micro-Cap Equity Fund, Mid-Cap Core Growth Fund, Internet Fund and Small-Cap Value Fund offer Class A, Class B, Class C, Class K, Class R and Class Y shares. The Index 500 Fund offers only Class A, Class B, Class K, Class R and Class Y shares. The Tax-Free Money Market Fund offers only Class A, Class K and Class Y shares.

Pursuant to such authority, MST II’s Board has authorized the issuance of an unlimited number of shares of beneficial interest in MST II representing interests in the Healthcare Fund. The shares of the Healthcare Fund are offered in six separate classes: Class A, Class B, Class C, Class K, Class R and Class Y shares.

The Board has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (“Multi-Class Plan”) on behalf of each Fund. The Multi-Class Plan provides that each class of shares of any Fund is identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods.

In the event of a liquidation or dissolution of MST or MST II or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Fund and MST’s and MST II’s, other Funds, of any general assets not belonging to any particular Fund which are available for distribution. Upon liquidation, shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved based on the number of shares of the Fund that are held by each shareholder.

Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a

Fund’s Class A shares, only Class B shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class B shares, only Class C shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class C shares, only Class K shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class K shares and only Class R shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class R shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by MST or MST II, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as MST or MST II, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless (i) it is clear that the interests of each Fund in the matter are substantially identical to the other Funds or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of MST or MST II voting together in the aggregate without regard to a particular Fund.

Shares of MST and MST II have non-cumulative voting rights and, accordingly, the holders of more than 50% of MST’s and MST II’s outstanding shares (irrespective of class) may elect all of its trustees or directors, as applicable. Shares of the Funds have no subscription or preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus and SAI, shares will be fully paid and non-assessable by each of MST and MST II.

Shareholder meetings to elect Trustees will not be held unless and until such time as required by law. At that time, the Trustees then in office will call a shareholders’ meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Meetings of the shareholders of MST or MST II shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

MST’s and MST II’s Declarations of Trust, as amended, each authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a series or a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more series or classes of shares into money and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at their net asset value; or (iii) combine the assets belonging to a series or class of shares with the assets belonging to one or more other series or classes of shares if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any series or class participating in such combination and, in connection therewith, to cause all outstanding shares of any such series or class to be redeemed or converted into shares of another series or class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. MST’s and MST II’s Boards may authorize the termination of any series class of shares after the assets belonging to such series or class have been distributed to its shareholders.

Notwithstanding any provision of law requiring a greater vote of MST’s shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by MST’s Declaration of Trust, MST may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding shares of beneficial interest of the Funds and MST’s other funds, if any (voting together without regard to class). In any vote submitted to shareholders of the Funds, each whole share held by a shareholder will be entitled to one vote for each share as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

OTHER INFORMATION

Legal Counsel. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Funds. The law firm of Morgan, Lewis & Bockius, 1800 M Street, NW, Washington, DC 20006, serves as counsel to the Non-Interested Trustees.

Independent Registered Public Accounting Firm. [            ], serves as the independent registered public accounting firm of the Funds.

Control Persons and Principal Holders of Securities. As of October 1, 2005, the following person(s) owned of record or were known by the Funds to own beneficially 5% or more of any class of the Funds (including when they were Predecessor Funds, if applicable). [to be updated for 2005]

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)

[As of October 1, 2005, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of all of the Funds except the Balanced Fund, Technology Fund, Healthcare Fund, Micro-Cap Equity Fund, Internet Fund and Power Plus Fund. As a result, Comerica Bank may be deemed to have control of one or more of the Funds and may be able to affect the outcome of matters presented for a vote of the shareholders of the Funds. Other shareholders of record with more than 25% of the outstanding shares of the Funds are believed to be held only as nominee.]

[As of October 1, 2005, MCM’s economic interest in shares of the Funds (excluding shares in which Comerica has an economic interest), which are primarily held for the benefit of its clients, is less than 1% of each Fund’s outstanding shares, except with respect to the Balanced Fund (4.56%), International Equity Fund (1.74%), Large-Cap Value Fund (1.13%), Michigan Tax-Free Bond Fund (1.07%), Mid-Cap Core Growth Fund (1.82%), Real Estate Equity Investment Fund (5.28%) and Small-Cap Value Fund (19.28%). Comerica Bank’s economic interest to the extent greater than 1% in such shares, which are primarily held for the benefit of its customers, is as follows: ]

Fund Name	Economic Interest (%)
Intermediate Bond Fund
Tax-Free Short & Intermediate Bond Fund
Cash Investment Fund
Michigan Tax-Free Bond Fund
International Equity Fund
International Bond Fund
Bond Fund

Fund Name	Economic Interest (%)
Large-Cap Value Fund
Real Estate Equity Investment Fund
Tax-Free Money Market Fund
Mid-Cap Core Growth Fund
Large-Cap Core Growth Fund
Index 500 Fund
Small-Cap Value Fund
Balanced Fund
Healthcare Fund
Micro-Cap Equity Fund

Shareholder Approvals. As used in this SAI and in the Prospectuses, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

REGISTRATION STATEMENT

This SAI and the Funds’ Prospectus do not contain all the information included in the Funds’ registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

Statements contained herein and in the Funds’ Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Funds’ registration statement, each such statement being qualified in all respects by such reference.

ANNUAL FUND OPERATING EXPENSES

Unless otherwise noted, a Fund’s expense ratio, identified as “Annual Fund Operating Expenses” in the Prospectus expense tables, reflects that Fund’s actual operating expenses for its most recent fiscal year as a percentage of the Fund’s average net assets for the year. Because the percentage is based on a Fund’s “average” net assets over a period of one year, it does not identify what the expense ratio would be at asset levels that differ from the average. Asset levels that are substantially higher or lower than the average may result in substantially lower or higher expense ratios. A Fund with a sizable percentage of non-asset-based fees, which experiences a significant asset decline during a fiscal year, may have substantially increased expense ratios in its following fiscal year absent a significant increase in assets or reduction in non-asset-based fees. Depending on the circumstances, a Fund may not be able to proportionately reduce non-asset-based fees should assets decrease. Examples of non-asset-based fees include transfer agency (for certain of the Trust’s other series), sub-accounting, and sub-transfer agency, printing, custody (out-of-pocket), audit and legal fees.

FINANCIAL STATEMENTS

The financial statements of the Funds (including when they were Predecessor Funds, if applicable), including the notes thereto, dated June 30, 2005 have been audited by [                    ], independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Reports of the Funds, dated as of June 30, 2005. The information under the caption “Financial Highlights” appearing in each Fund’s Prospectus dated October 31, 2005 shows each Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations) through June 30, 2005 and has been derived from the financial statements audited by [                        ]. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

- Rated Investments –

Corporate Bonds

From Moody’s Investors Services, Inc. (“Moody’s”) description of its bond ratings:

“Aaa”:

Bonds that are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”:

Bonds that are rated “Aa” are judged to be of high-quality by all standards. Together with the “Aaa” group they comprise what are generally known as “high-grade” bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A”:

Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”:

Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”:

Bonds that are rated “Ba” are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”:

Bonds that are rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”:

Bonds that are rated “Caa” are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to bonds rated “Aa” through “B”. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

From Standard & Poor’s Corporation (“S&P”) description of its bond ratings:

“AAA”:

Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

“AA”:

Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from “AAA” issues by a small degree.

“A”:

Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

“BBB”:

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

“BB,” “B” and “CCC”:

Bonds rated “BB” and “B” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and principal in accordance with the terms of the obligations. “BB” represents a lower degree of speculation than “B” and “CCC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the “AA” or “A” ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

From Fitch Ratings, Inc. (“Fitch”) description of its bond ratings:

“AAA”:

“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”:

“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”:

“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in economic conditions than is the case for higher ratings.

“BBB”:

“BBB” ratings indicated that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB”:

“BB” ratings indicate that there is a possibility of credit risk developing, particularly as a result of economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”:

“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon sustained, favorable business and economic environment.

“CCC,” “CC” and “C”:

Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business and economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

Commercial Paper

The rating “Prime-1 or P-1” is the highest commercial paper rating assigned by Moody’s. These issuers (or supporting institutions) are considered to have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return of funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Instruments rated “Prime-2 or P-2” are offered by issuers (or supporting institutions) that have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of “Prime-1” rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more susceptible to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated “A-1” is rated in the highest category assigned by S&P and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated “A-1+.” This indicates that the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. Commercial paper rated “A-2” by S&P is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

The highest rating category assigned by Fitch is “F1,” which indicates the strongest capacity for timely payment of financial commitments. Certain obligations may be designated “F1+” to denote any exceptionally strong credit feature. Commercial paper rated “F2” represents a good credit quality with a satisfactory capacity for timely payment of financial commitments, but a margin of safety that is not as great as in the case of the higher ratings.

APPENDIX B

The Equity Funds, the Balanced Fund, the Bond Funds and the Tax-Free Bond Funds may enter into certain futures transactions and options on futures contracts for hedging purposes. Each of the Equity Funds, Balanced Fund, Bond Funds, International Bond Fund and Michigan Tax-Free Bond Fund may also write call options, buy put options, buy call options and write put options. Such transactions are described in this Appendix.

I.	Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Closing out a futures contract sale is effected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes, Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities, three-month United States Treasury Bills, and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Example of Futures Contract Sale. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury Bonds (“Treasury Bonds”). The Advisor wishes to fix the current market value of the portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Advisor believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury Bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury Bonds might also decline from 98 to 93.

In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury Bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

The Advisor could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

Example of Futures Contract Purchase. The Funds would engage in an interest rate futures contract purchase when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury Bonds. The Advisor wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Advisor believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 91/2%) in four months. The Fund might enter into futures contracts purchases of Treasury Bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or designated on the books of the Fund’s Custodian for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

The Advisor could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.	Index Futures Contracts

General. A bond index assigns relative values of the bonds included in the index and the index fluctuates with changes in the market values of the bonds included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes.

A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor’s 100 or indices based on an industry or market segment, such as oil and gas stocks.

Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

Examples of Stock Index Futures Transactions. The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

ANTICIPATORY PURCHASE HEDGE: Buy the Future

Hedge Objective: Protect Against Increasing Price

Portfolio	Futures
Anticipate buying $62,500 in Equity Securities	-Day Hedge is Placed- Buying 1 Index Futures at 125 Value of Futures = $62,500/Contract

Buy Equity Securities with Actual Cost = $65,000 Increase in Purchase Price = $2,500	-Day Hedge is Lifted- Sell 1 Index Futures at 130 Value of Futures = $65,000/Contract Gain on Futures = $2,500

HEDGING A STOCK PORTFOLIO: Sell the Future

Hedge Objective: Protect Against Declining

Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000

Value of Futures Contract - 125 x $500 =

$62,500 Portfolio Beta Relative to the Index = 1.0

Portfolio	Futures
Anticipate Selling $1,000,000 in Equity Securities	-Day Hedge is Placed- Sell 16 Index Futures at 125 Value of Futures = $1,000,000

Equity Securities - Own Stock with Value = $960,000 Loss in Portfolio Value = $40,000	-Day Hedge is Lifted- Buy 16 Index Futures at 120 Value of Futures = $960,000 Gain on Futures = $40,000

III.	Margin Payments

Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s Custodian in an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.	Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline. If this occurs, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

In instances involving the purchase of futures contracts by the Funds, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Funds is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

V.	Currency Transactions

A Fund may engage in currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency futures, options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in this SAI. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Advisor.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German mark (the “D-mark”), the Fund holds securities denominated in shillings and the Advisor believes that the value of the schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will designate liquid, high-grade assets on the books of the Fund’s Custodian to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying currency.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close to positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

VI.	Options

Each of the Equity Funds, Balanced Fund, Bond Funds, International Bond Fund and Michigan Tax-Free Bond Fund may write call options, buy put options, buy call options and write put options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For risks associated with options on foreign securities, see Currency Transactions above.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The cost of such a closing purchase transaction plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase transaction or a closing sale transaction can be effected.

Effecting a closing sale transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing sale transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing sale transaction prior to or concurrent with the sale of the security.

The Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The Funds will determine the exercise price of the call based upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

In the case of writing a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration, such as conversion or exchange of other securities held by it, or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by the Fund’s Custodian. For a call option on an index, the option is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the portfolio in cash or cash equivalents in a segregated account with the Fund’s Custodian. A Fund will limit its investment in uncovered put amount call options purchased or written by the Fund to 33 1/3% of the Fund’s total assets. A Fund will write put options only if they are “secured” by cash or cash equivalents in a segregated account with the Fund’s Custodian in an amount not less than the exercise price of the option at all times during the option period.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

The Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Funds may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer that is unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an “Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

VII.	Options on Futures Contracts

The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from(call) or sell to(put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VIII.	Other Matters

Accounting for futures contracts will be in accordance with generally accepted accounting principles.

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a)(i)	Certificate of Trust of the Registrant is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed with the Commission on February 3, 2003.

(a)(ii)	Declaration of Trust of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

(a)(iii)	Amended Schedule A dated May 18, 2004 to the Declaration of Trust of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

(a)(iv)	Amended Schedule A dated August 12, 2005 to the Declaration of Trust of the Registrant is filed herein.

(b)	By-Laws of the Registrant dated May 20, 2003, are incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 26, 2003.

(c)	Not Applicable.

(d)(i)	Combined Investment Advisory Agreement dated June 13, 2003, among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust), The Munder Funds, Inc. and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 26, 2003.

(d)(ii)	Amendment No. 1 to the Combined Investment Advisory Agreement dated October 30, 2003, among Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

(d)(iii)	Amendment No. 2 to the Combined Investment Advisory Agreement dated May 18, 2004, among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

(d)(iv)	Amendment No. 3 to the Combined Investment Advisory Agreement dated August 10, 2004, among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

(d)(v)	Investment Advisory Agreement dated April 30, 2003, between Registrant and World Asset Management, a division of Munder Capital Management LLC is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 26, 2003.

(d)(vi)	Amendment No. 4 to the Combined Investment Advisory Agreement dated February 25, 2005, by and among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 29, 2005.

(d)(vii)	Amendment No. 5 to the Combined Investment Advisory Agreement dated March 29, 2005, by and among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is filed herein.

(d)(viii)	Amendment No. 6 to the Combined Investment Advisory Agreement dated May 17, 2005, by and among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is filed herein.

(d)(ix)	Amendment No. 1 to the Investment Advisory Agreement dated March 29, 2005, by and between Registrant and World Asset Management is filed herein.

(e)(i)	Combined Distribution Agreement dated June 13, 2003, by and among Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and Funds Distributor, Inc. is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2003.

(e)(ii)	Amendment #1 to Combined Distribution Agreement dated August 12, 2003, by and among Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and Funds Distributor, Inc. is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2003.

(e)(iii)	Amendment #2 to Combined Distribution Agreement dated March 1, 2004, by and among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Funds Distributor, Inc. is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

(e)(iv)	Form of Amendment #3 to Combined Distribution Agreement dated February 25, 2005, by and among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Funds Distributor, Inc. is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on May 11, 2005.

(e)(v)	Form of Amendment #4 to Combined Distribution Agreement dated May 17, 2005, by and among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Funds Distributor, Inc. is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on May 11, 2005.

(f)	Not Applicable.

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(g)(i)	Master Custodian Agreement dated September 26, 2001, by and among The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003.

(g)(ii)	Amendment No. 1 to Master Custodian Agreement dated June 1, 2002, by and among The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003.

(g)(iii)	Amendment No. 2 to Master Custodian Agreement dated April 30, 2003, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 26, 2003.

(g)(iv)	Amendment No. 3 to Master Custodian Agreement dated June 13, 2003, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

(g)(v)	Amendment No. 4 to Master Custodian Agreement dated October 30, 2003, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 28, 2004.

(g)(vi)	Amendment No. 5 to Master Custodian Agreement dated February 25, 2005, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is filed herein.

(g)(vii)	Amendment No. 6 to Master Custodian Agreement dated May 17, 2005, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is filed herein.

(h)(i)	Combined Administration Agreement dated October 30, 2003 and Schedule A dated August 10, 2004, by and among Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust), Munder @Vantage Fund and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

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(h)(ii)	Combined Transfer Agency and Registrar Agreement dated June 13, 2003, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust), The Munder @Vantage Fund and PFPC, Inc. is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

(h)(iii)	Amendment to the Combined Transfer Agency and Registrar Agreement dated June 30, 2003 by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust), The Munder @Vantage Fund and PFPC, Inc. is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

(h)(iv)	Amended Schedule A and Schedule C each dated October 1, 2003 and Schedule D dated July 1, 2003 to the Combined Transfer Agency and Registrar Agreement by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust), The Munder @Vantage Fund and PFPC, Inc. are incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 28, 2004.

(h)(v)	Amendment to the Combined Transfer Agency and Registrar Agreement dated October 1, 2004 by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust), The Munder @Vantage Fund and PFPC, Inc. is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

(h)(vi)	Amended Schedule D to the Combined Transfer Agency and Registrar Agreement dated July 1, 2004 by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust), The Munder @Vantage Fund and PFPC, Inc. is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on February 28, 2005.

(h)(vii)	Amendment to the Combined Transfer Agency and Registrar Agreement dated February 25, 2005 by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust), The Munder @Vantage Fund and PFPC, Inc. is filed herein.

(h)(viii)	Amended Schedule A dated February 25, 2005 to the Combined Administration Agreement dated October 30, 2003, by and among Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust), Munder @Vantage Fund and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 29, 2005.

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(h)(ix)	Amended Schedule A dated May 17, 2005 to the Combined Administration Agreement dated October 30, 2003, by and among Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust), Munder @Vantage Fund and Munder Capital Management is filed herein.

(h)(x)	Exhibit 1 to the Combined Transfer Agency and Registrar Agreement dated May 17, 2005 by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust), The Munder @Vantage Fund and PFPC, Inc. is filed herein.

(i)(i)	Opinion and Consent of Counsel is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed with the Commission on February 3, 2003.

(i)(ii)	Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2003.

(i)(iii)	Opinion and Consent of Counsel with respect to the Munder Small-Mid Cap Fund is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 28, 2005.

(j)	Not Applicable.

(k)	Not Applicable.

(l)	Initial Subscription Agreement is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003.

(m)	Combined Distribution and Service Plan dated August 12, 2005 is filed herein.

(n)	Amended and Restated Multi-Class Plan dated August 12, 2005 is filed herein.

(p)	Code of Ethics of The Munder Funds and Munder Capital Management is filed herein.

(q)(i)	Powers of Attorney are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003.

(q)(ii)	Power of Attorney is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

(q)(iii)	Power of Attorney is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 29, 2005.

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Item 24.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25.	Indemnification

Indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 17 of the form of Distribution Agreement filed as Exhibit (e) to the Registrant’s Registration Statement. Indemnification of Registrant’s Custodian is provided for, respectively, in Section 14 of the Master Custodian Agreement filed as Exhibit (g) to the Registrant’s Registration Statement. Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

In addition, Section 3 of Article VII of the Registrant’s Declaration of Trust filed as Exhibit (a)(ii) to the Registrant’s Registration Statement provides that, subject to certain exceptions and limitations contained in the Declaration of Trust, each Trustee or officer of the Registrant (“Covered Person”) shall be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with the defense of any proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification shall be provided hereunder to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant.

The Registrant’s financial obligations arising from the indemnification provided herein or in the By-Laws may be insured by policies maintained by the Registrant, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person as to acts or omissions as a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Registrant’s personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

Expenses in connection with the defense of any proceeding of the character described in paragraph (a) of Section 3 may be advanced by the Registrant (or its series) from time to time prior to final disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Registrant (or series) if it is ultimately determined that he is not entitled to indemnification under Section 3; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Registrant is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither “interested persons” of the Registrant nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 3.

Section 2 of Article VII of the Registrant’s By-Laws filed as Exhibit (b) to the Registrant’s Registration Statement further provides that, with respect to indemnification of the Trustees and officers, the Registrant shall, subject to certain exceptions and limitations, indemnify its Trustees and officers to the fullest extent consistent with state law and the 1940 Act. Without limitation of the foregoing, the Registrant shall indemnify each person who was or is a party or is threatened to be made a party to any

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proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Trustee or officer of the Registrant, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The Registrant may, to the fullest extent consistent with law, indemnify each person who is serving or has served at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, against judgments, fines, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The indemnification and other rights provided by Article VII shall continue as to a person who has ceased to be a Trustee or officer of the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended (“1940 Act”), and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Section 7 of Article III of the Registrant’s Declaration of Trust, filed as Exhibit (a)(ii) to the Registrant’s Registration Statement, also provides for the indemnification of shareholders of the Registrant. Section 7 states as follows:

If any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or such Person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Trust, on behalf of the applicable Series, may, at its option, assume the defense of any such claim made against such Shareholder. Neither the Trust nor the applicable Series shall be responsible for satisfying any obligation arising from such a claim that has been settled by the Shareholder without the prior written notice to, and consent of, the Trust.

Item 26.	Business and Other Connections of Investment Advisors

(a) Munder Capital Management performs investment advisory services for Registrant and other investment companies and institutional and individual investors. The general partners of Munder Capital Management are WAM Holdings, Inc. (“WAM”), WAM Holdings II, Inc. (“WAM II”) and Munder Group, LLC. WAM and WAM II are wholly-owned subsidiaries of Comerica Bank, which in turn is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company. Comerica

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Incorporated, through its subsidiary Comerica Bank, owns or controls approximately 95% of the partnership interests in Munder Capital Management (86% on a fully diluted basis).

Executive Officers of Munder Capital Management include:

Dennis J. Moordian, Chief Executive Officer;

Enrique Chang, President and Chief Investment Officer, who also serves as President and Principal Executive Officer of The Munder Funds;

Peter K. Hoglund, Managing Director and Chief Administrative Officer, who also serves as Vice President and Principal Financial Officer of The Munder Funds;

Todd B. Johnson, Managing Director and Chief Investment Officer – Passive Investments;

Peter G. Root, Managing Director and Chief Investment Officer – Fixed Income, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.;

Stephen J. Shenkenberg, Managing Director, General Counsel, Chief Compliance Officer and Secretary, who also serves as Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer of The Munder Funds and is a Registered Representative for Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.;

John S. Adams, Managing Director and Chief Investment Officer – Equities; who is also a Registered Representative for the Funds Distributor, Inc. An affiliate of the BISYS Group, Inc.;

Sharon E. Fayolle, Managing Director, Cash Management, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.;

James V. FitzGerald, Managing Director, Retail Marketing, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.;

Anne K. Kennedy, Managing Director, Institutional Investment Services, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.; and

Beth A. Obear, Managing Director, Human Resources.

For further information relating to the Advisor’s officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 - SEC File No. 801-43894.

Item 27.	Principal Underwriters

(a) Funds Distributor, Inc. (“FDI” or the “Distributor”), is located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110. FDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FDI is an indirectly wholly-owned subsidiary of The BISYS Group, Inc, located at 90 Park Avenue, New York, New York 10016. FDI acts as principal underwriter of the following investment companies other than the Registrant: GMO Trust, Merrimac Series, Munder Series Trust II (fka The Munder Framlington Funds Trust), Skyline Funds, TD Waterhouse Family of Funds, Inc., TD Waterhouse Trust and TD Waterhouse Plus Funds, Inc.

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(b)

Name and Principal Business Address	Position and Offices with Funds Distributor, Inc.	Position and Offices with Registrant
William J. Tomko	President	None
Edward S. Forman	Secretary and Director	None
Richard F. Froio	Vice President and Chief Compliance Officer	None
Charles L. Booth	Vice President and Assistant Compliance Officer	None
James L. Fox	Director	None
Stephen E. Hoffman	Treasurer and Financial Operations Principal	None

(c) Not Applicable

Item 28.	Location of Accounts and Records

(a) Munder Capital Management, 480 Pierce Street or 255 East Brown Street, Birmingham, Michigan 48009 (records relating to its functions as investment advisor and administrator);

(b) Funds Distributor, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 (records relating to its functions as distributor);

(c) PFPC Inc., 101 Federal Street, Boston, Massachusetts 02110 or 4400 Computer Drive, Westborough, Massachusetts 01581 (records relating to its functions as transfer agent); and

(d) State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (records relating to its functions as custodian and sub-administrator).

Item 29.	Management Services

Not Applicable

Item 30.	Undertakings

Not Applicable

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham and The State of Michigan, on the 1st day of September, 2005.

MUNDER SERIES TRUST

/s/ Enrique Chang
By: Enrique Chang, President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities on the date(s) indicated.

Signatures	Title	Date

*/s/ David J. Brophy David J. Brophy	Trustee	September 1, 2005

*/s/ Joseph E. Champagne Joseph E. Champagne	Trustee	September 1, 2005

*/s/ Thomas D. Eckert Thomas D. Eckert	Trustee	September 1, 2005

*/s/ John Engler John Engler	Trustee	September 1, 2005

*/s/ Michael T. Monahan Michael T. Monahan	Trustee	September 1, 2005

*/s/ Arthur T. Porter Arthur T. Porter	Trustee	September 1, 2005

*/s/ John Rakolta, Jr. John Rakolta, Jr.	Trustee	September 1, 2005

*/s/ Lisa A. Payne Lisa A. Payne	Trustee	September 1, 2005

/s/ Enrique Chang Enrique Chang	President (Principal Executive Officer)	September 1, 2005

/s/ Peter K. Hoglund Peter K. Hoglund	Vice President (Principal Financial Officer)	September 1, 2005

/s/ Cherie N. Ugorowski Cherie N. Ugorowski	Treasurer (Principal Accounting Officer)	September 1, 2005

* By:	/s/ Stephen J. Shenkenberg
Stephen J. Shenkenberg
as Attorney-in-Fact

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EXHIBIT INDEX

Exhibit No.	Document
(a)(iv)	Amended Schedule A dated August 12, 2005 to the Declaration of Trust

(d)(vii)	Amendment No. 5 to the Combined Investment Advisory Agreement dated March 29, 2005

(d)(viii)	Amendment No. 6 to the Combined Investment Advisory Agreement dated May 17, 2005

(d)(ix)	Amendment No. 1 to the Investment Advisory Agreement dated March 29, 2005

(g)(vi)	Amendment No. 5 to Master Custodian Agreement dated February 25, 2005

(g)(vii)	Amendment No. 6 to Master Custodian Agreement dated May 17, 2005

(h)(vii)	Amendment to the Combined Transfer Agency and Registrar Agreement dated February 25, 2005

(h)(ix)	Amended Schedule A dated May 17, 2005 to the Combined Administration Agreement

(h)(x)	Exhibit 1 to the Combined Transfer Agency and Registrar Agreement dated May 17, 2005

(m)	Combined Distribution and Service Plan dated August 12, 2005

(n)	Amended and Restated Multi-Class Plan dated August 12, 2005

(p)	Code of Ethics of The Munder Funds and Munder Capital Management dated May 17, 2005

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